 As filed with the Securities and Exchange Commission on April 27, 2001 Registration No. 333-44545 U.S. SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM N-14AE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/ PRE-EFFECTIVE AMENDMENT NO. / / POST-EFFECTIVE AMENDMENT NO. / / OPPENHEIMER LARGE CAP GROWTH FUND 6803 South Tucson Way, Englewood, Colorado 80112 (Address of Principal Executive Offices) 303-768-3200 (Registrant's Telephone Number) Andrew J. Donohue, Esq. Executive Vice President & General Counsel OppenheimerFunds, Inc. Two World Trade Center, New York, New York 10048-0203 (212) 323-0256 (Name and Address of Agent for Service) As soon as practicable after the Registration Statement becomes effective. (Approximate Date of Proposed Public Offering) Title of Securities Being Registered: for Class A, Class B, Class C, Class N and Class Y shares of the Oppenheimer Large Cap Growth Fund.

It is proposed that this filing will become effective on May 27, 2001 pursuant to Rule 488.

No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940.

CONTENTS OF REGISTRATION STATEMENT This Registration Statement contains the following pages and documents: Front Cover Contents Page Cross-Reference Sheet Part A

Proxy Statement for Oppenheimer Trinity Growth Fund and Prospectus for Oppenheimer Large Cap Growth Fund.

Part B Statement of Additional Information Part C Other Information Signatures Exhibits FORM N-14 OPPENHEIMER LARGE CAP GROWTH FUND Cross Reference Sheet Part A of Form N-14 Item No. Proxy Statement and Prospectus Heading and/or Title of Document 1. (a) Cross Reference Sheet (b) Front Cover Page (c) * 2. (a) * (b) Table of Contents 3. (a) Comparative Fee Tables (b) Synopsis (c) Principal Risk Factors 4. (a) Synopsis; Approval or Disapproval of the Reorganization; Comparison between Oppenheimer Trinity Growth Fund and Oppenheimer Large Cap Growth Fund; Method of Carrying Out the Reorganization; Additional Information (b) Approval or Disapproval of the Reorganization - Capitalization Table
5.	(a) Prospectus of Oppenheimer Large Cap Growth Fund (see Part B); Annual Report of Oppenheimer Large Cap Growth Fund (see Part B); Statement of Additional Information of Oppenheimer Large Cap Growth Fund (see Part B); Synopsis; Comparison Between Oppenheimer Trinity Growth Fund and Oppenheimer Large Cap Growth Fund.

(b) * (c) * (d) * (e) Additional Information (f) Additional Information
6.	(a) Prospectus of Oppenheimer Trinity Growth Fund (see Part B); Annual Report of Oppenheimer Trinity Growth Fund (see Part B); Statement of Additional Information of Oppenheimer Trinity Growth Fund (see Part B); Synopsis; Comparison Between Oppenheimer Trinity Growth Fund and Oppenheimer Large Cap Growth Fund.

(b) Additional Information (c) * (d) * 7. (a) Introduction; Synopsis (b) * (c) Introduction; Synopsis; Comparison Between Oppenheimer Trinity Growth Fund and Oppenheimer Large Cap Growth Fund. 8. (a) * (b) * 9. * Part B of Form N-14 Item No. Statement of Additional Information Heading 10. Cover Page 11. Table of Contents 12. (a) Statement of Additional Information of Oppenheimer Large Cap Growth Fund. (b) * (c) * 13 (a) Statement of Additional Information of Oppenheimer Trinity Growth Fund (b) * (c) *
14.	Statement of Additional Information of Oppenheimer Large Cap Growth Fund, Statement of Additional Information of Oppenheimer Trinity Growth Fund; Annual Report of Oppenheimer Trinity Growth Fund at 7/31/00; Annual Report of Oppenheimer Large Cap Growth Fund at 7/31/00.

Part C of Form N-14 Item No. Other Information Heading 15. Indemnification 16. Exhibits 17. Undertakings

__________ * Not Applicable or negative answer 775_FormN-14_01#2.doc OPPENHEIMER TRINITY GROWTH FUND Two World Trade Center, 34th Floor, New York, New York 10048-0203 1-800-525-7048 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 27, 2001 To the Shareholders of Oppenheimer Trinity Growth Fund: Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer Trinity Growth Fund ("Trinity Growth Fund"), a registered investment management company, will be held at 6803 South Tucson Way, Englewood, CO 80112 at 10:00 A.M., Mountain time, on July 27, 2001, or any adjournments thereof (the "Meeting"), for the following purposes: 1. To approve an Agreement and Plan of Reorganization between Oppenheimer Trinity Growth Fund ("Trinity Growth Fund") and Oppenheimer Large Cap Growth Fund ("Large Cap Growth Fund"), and the transactions contemplated thereby, including (a) the transfer of all the assets of Trinity Growth Fund to Large Cap Growth Fund in exchange for Class A, Class B, Class C, Class N and Class Y shares of Large Cap Growth Fund, (b) the distribution of these shares of Large Cap Growth Fund to the corresponding Class A, Class B, Class C, Class N and Class Y shareholders of Trinity Growth Fund in complete liquidation of Trinity Growth Fund and (c) the cancellation of the outstanding shares of Trinity Growth Fund (all of the foregoing being referred to as the "Proposal"). 2. To act upon such other matters as may properly come before the Meeting. Shareholders of record at the close of business on May 20, 2001 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the Proxy Statement and Prospectus. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of Trinity Growth Fund recommends a vote in favor of the Proposal. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY. By Order of the Board of Trustees, Andrew J. Donohue, Secretary June 4, 2001 ---------------------------------------------------------------------- Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be. PRELIMINARY COPY COMBINED PROSPECTUS AND PROXY STATEMENT DATED JUNE ____, 2001 Acquisition of the Assets of OPPENHEIMER TRINITY GROWTH FUND By and in exchange for Class A, Class B, Class C, Class N and Class Y shares of OPPENHEIMER LARGE CAP GROWTH FUND This combined Prospectus and Proxy Statement solicits proxies from the shareholders of Oppenheimer Trinity Growth Fund ("Trinity Growth Fund") to be voted at a Special Meeting of Shareholders (the "Meeting") to approve the Agreement and Plan of Reorganization (the "Reorganization Agreement") and the transactions contemplated thereby (the "Reorganization") between Trinity Growth Fund and Oppenheimer Large Cap Growth Fund ("Large Cap Growth Fund"). This combined Prospectus/Proxy Statement constitutes the Prospectus of Large Cap Growth Fund and the Proxy Statement of Trinity Growth Fund filed on Form N-14 with the Securities and Exchange Commission ("SEC"). If shareholders vote to approve the Reorganization Agreement and the Reorganization, the net assets of Trinity Growth Fund will be acquired by and in exchange for shares of Large Cap Growth Fund. The Meeting will be held at the offices of OppenheimerFunds, Inc. at 6803 South Tucson Way, Englewood, CO 80112 on July 27, 2001 at 10:00 A.M. Mountain time. The Board of Trustees of Trinity Growth Fund is soliciting these proxies on behalf of Trinity Growth Fund. This Prospectus/Proxy Statement will first be sent to shareholders on or about June 4, 2001. If the shareholders vote to approve the Reorganization Agreement, you will receive Class A shares of Large Cap Growth Fund equal in value to the value as of the Valuation Date of your Class A shares of Trinity Growth Fund; Class B shares of Large Cap Growth Fund equal in value to the value as of the Valuation Date of your Class B shares of Trinity Growth Fund; Class C shares of Large Cap Growth Fund equal in value to the value as of the Valuation Date of your Class C shares of Trinity Growth Fund; Class N shares of Large Cap Growth Fund equal in value to the value as of the Valuation Date of your Class N shares of Trinity Growth Fund; and Class Y shares of Large Cap Growth Fund equal in value to the value as of the Valuation Date of your Class Y shares of Trinity Growth Fund. Trinity Growth Fund will then be liquidated. Large Cap Growth Fund's investment objective is to seek capital appreciation. Large Cap Growth Fund invests mainly in common stocks of U.S. companies the portfolio managers has selected from among those included in the Russell 1000(R)Growth Index. The Russell 1000(R)Growth Index consists of common stocks that are believed to have a greater-than-average growth orientation. The Index is a subset of the Russell 1000(R)Index, an index of large-cap U.S. companies. The Fund currently considers a "large cap" issuer to be one having a market capitalization of at least $12 billion, but that number can change as relative market values of stocks fluctuate. This Prospectus/Proxy Statement gives information about Class A, Class B, Class C, Class N and Class Y shares of Large Cap Growth Fund that you should know before investing. You should retain it for future reference. A Statement of Additional Information relating to the Reorganization described in this Proxy Statement and Prospectus, dated June ____, 2001, (the "Prospectus/Proxy Statement of Additional Information") has been filed with the Securities and Exchange Commission ("SEC") as part of the Registration Statement on Form N-14 (the "Registration Statement") and is incorporated herein by reference. You may receive a copy by written request to the Transfer Agent or by calling toll-free as detailed above. The Prospectus/Proxy Statement of Additional Information includes the following documents: (i) Annual Report and Semi-Annual Reports as of July 31, 2000 and January 31, 2001, respectively, of Large Cap Growth Fund; (ii) Annual Report and Semi-Annual Reports, as of July 31, 2000 and January 31, 2001, respectively, of Trinity Growth Fund; (iii) the Large Cap Growth Fund Statement of Additional Information; and (iv) Trinity Growth Fund Statement of Additional Information. The Prospectus of Large Cap Growth Fund dated January 30, 2001, as supplemented March 1, 2001, is attached to and considered a part of this Prospectus/Proxy Statement and is intended to provide you with information about Large Cap Growth Fund. The following documents have been filed with the SEC and are available without charge upon written request to OppenheimerFunds Services (the "Transfer Agent") or by calling the toll-free number shown above: (i) a Prospectus for Trinity Growth Fund, dated January 22, 2001, as supplemented March 1, 2001; (ii) a Statement of Additional Information for Trinity Growth Fund, dated January 22, 2001, as revised March 1, 2001; and (iii) a Statement of Additional Information for Large Cap Growth Fund, dated January 30, 2001, as revised March 1, 2001. As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense. Mutual fund shares are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks including the possible loss of principal. This Proxy Statement and Prospectus is dated June ____, 2001. TABLE OF CONTENTS COMBINED PROSPECTUS AND PROXY STATEMENT Page ---- Synopsis What am I being asked to vote on? What are the general tax consequences of the Reorganization? Comparisons of Some Important Features How do the investment objectives and policies of the Funds compare? Who manages the Funds? What are the fees and expenses of each Fund and those expected after the Reorganization? Where can I find more financial information about the Funds? How have the Funds performed? What are other Key Features of the Funds? Investment Management and Fees Transfer Agency and Custody Services Distribution Services Purchases, Redemptions, Exchanges and other Shareholder Services Dividends and Distributions What are the Principal Risks of an Investment in Large Cap Growth Fund? Reasons for the Reorganization Information about the Reorganization How will the Reorganization be carried out? Who will pay the Expenses of the Reorganization? What are the Tax Consequences of the Reorganization? What should I know about Class A,Class B, Class C, Class N and Class Y shares of Large Cap Growth Fund? What are the capitalizations of the Funds and what might the capitalizations be after the Reorganization? Comparison of Investment Objectives and Policies Are there any significant differences between the investment objectives and strategies of the Funds? What are the main risks associated with investment in the Funds? How do the investment policies of the Funds compare? What are the fundamental investment restrictions of the Funds? How do the Account Features and Shareholder Services for the Funds Compare? Investment Management Distribution Purchases and Redemptions Shareholder Services Dividends and Distributions Voting Information How many votes are necessary to approve the Reorganization Agreement? How do I ensure my vote is accurately recorded? Can I revoke my proxy? What other matters will be voted upon at the Meeting? Who is entitled to vote? What other solicitations will be made? Are there any appraisal rights? Information about Large Cap Growth Fund Information about Trinity Growth Fund Principal Shareholders Exhibit A - Agreement and Plan of Reorganization by and between Oppenheimer Trinity Growth Fund, and Oppenheimer Large Cap Growth Fund Enclosures: Prospectus of Oppenheimer Large Cap Growth Fund, dated January 30, 2001, as supplemented March 1, 2001. SYNOPSIS This is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Prospectus and Proxy Statement and by the Reorganization Agreement which is attached as Exhibit A. Shareholders should carefully review this Prospectus and Proxy Statement and the Reorganization Agreement in their entirety and, in particular, the current Prospectus of Large Cap Growth Fund which accompanies this Prospectus and Proxy Statement and is incorporated herein by reference. What am I being asked to vote on? Your Fund's investment manager, OppenheimerFunds, Inc. (the "Manager"), proposed to the Board of Trustees a reorganization of your Fund, Trinity Growth Fund, with and into Oppenheimer Large Cap Growth Fund so that shareholders of Trinity Growth Fund may become shareholders of a substantially larger fund advised by the same investment advisor with generally historically comparable performance, and investment objectives, policies, and strategies very similar to those of their current Fund. In addition, portfolio management of the surviving Large Cap Growth Fund will be the same one that manages Trinity Growth Fund. The Board also considered the fact that the surviving fund has the potential for lower overall operating expenses. In addition, the Board considered that both Funds have Class A, Class B, Class C, Class N and Class Y shares offered under identical sales charge arrangements. The Board also considered that the Reorganization would be a tax-free reorganization, and there would be no sales charge imposed in effecting the Reorganization. In addition, due to the relatively moderate costs of the reorganization, the Boards of both Funds concluded that neither Fund would experience dilution as a result of the Reorganization. A reorganization of Trinity Growth Fund with and into Large Cap Growth Fund is recommended by the Manager based on the fact that both Funds have very similar investment policies, practices and objectives, and both are managed by Trinity Investment Management Corporation personnel. At a meeting held on April 12, 2001, the Board of Trustees of Trinity Growth Fund approved a reorganization transaction that will, if approved by shareholders, result in the transfer of the net assets of Trinity Growth Fund to Large Cap Growth Fund, in exchange for an equal value of shares of Large Cap Growth Fund. The shares of Large Cap Growth Fund will then be distributed to Trinity Growth Fund shareholders and Trinity Growth Fund will be liquidated. As a result of the Reorganization, you will cease to be a shareholder of Trinity Growth Fund and will become a shareholder of Large Cap Growth Fund. This exchange will occur on the Closing Date of the Reorganization. Approval of the Reorganization means you will receive Class A shares of Large Cap Growth Fund equal in value to the value as of the Valuation Date of your Class A shares of Trinity Growth Fund; Class B shares of Large Cap Growth Fund equal in value to the value as of the Valuation Date of your Class B shares of Trinity Growth Fund; Class C shares of Large Cap Growth Fund equal in value to the value as of the Valuation Date of your Class C shares of Trinity Growth Fund; Class N shares of Large Cap Growth Fund equal in value to the value as of the Valuation Date of your Class N shares of Trinity Growth Fund; and Class Y shares of Large Cap Growth Fund equal in value as of the Valuation Date of your Class Y shares of Trinity Growth Fund. The shares you receive will be issued at net asset value without a sales charge or the payment of a contingent deferred sales charge ("CDSC") although if your shares of Trinity Growth Fund are subject to a CDSC, your Large Cap Growth Fund shares will continue to be subject to the same CDSC applicable to your shares. For the reasons set forth in the "Reasons for the Reorganization" section, the Board of Trinity Growth Fund has determined that the Reorganization is in the best interests of the shareholders of Trinity Growth Fund. The Board concluded that no dilution in value would result to shareholders of Trinity Growth Fund as a result of the Reorganization. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION What are the general tax consequences of the Reorganization? It is expected that shareholders of Trinity Growth Fund who are U.S. citizens will not recognize any gain or loss for federal income tax purposes, as a result of the exchange of their shares for shares of Large Cap Growth Fund. You should, however, consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences. For further information about the tax consequences of the Reorganization, please see the "Information About the Reorganization--What are the Tax Consequences of the Reorganization?" COMPARISONS OF SOME IMPORTANT FEATURES How do the investment objectives and policies of the Funds compare? Trinity Growth Fund and Large Cap Growth Fund have the same investment objective. As a fundamental investment policy, both Funds' investment objective is to seek capital appreciation. In seeking their investment objectives, Trinity Growth Fund and Large Cap Growth Fund utilize a similar investing strategy. Both Funds invest primarily in large cap U.S. issuers, and both are managed by Trinity Investment Management Corporation personnel using Trinity's quantitative models. Please refer to the Annual and Semi-Annual Reports of both Funds for a complete listing of the investments for each Fund. Who Manages the Funds? The day-to-day management of the business and affairs of each Fund is the responsibility of the Manager. Trinity Growth Fund is an open-end diversified investment management company with an unlimited number of authorized shares of beneficiall interest organized as a Massachusetts business trust on May 6, 1999. It commenced operations on September 1, 1999. Trinity Growth Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. Trinity Growth Fund is located at Two World Trade Center, New York, New York 10048-0203. Large Cap Growth Fund is an open-end, diversified investment management company with an unlimited number of authorized shares of beneficial interest organized as a Massachusetts business trust on January 14, 1998 under the name "Oppenheimer Institutional Growth Fund." On April 27, 1998, the name was changed to Oppenheimer Large Cap Growth Fund. It commenced operation on December 17, 1998. Large Cap Growth Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. Large Cap Growth Fund is located at Two World Trade Center, New York, New York 10048-0203. The Manager, located at Two World Trade Center, New York, New York 10048-0203, acts as investment advisor to both Funds. The three members of the portfolio management team for Trinity Growth Fund, Blake Gall, Miguel de Braganca and Daniel Burke, are employees of Trinity Investment Management Corporation, the fund's Sub-Advisor. They have been the portfolio managers for the Fund since the Fund's commencement of operations on September 1, 1999. The portfolio manager for Large Cap Growth is Patrick Bisbey, a Managing Director and Manager of Trading and Portfolio Operations of Trinity Investment Management Corporation, a wholly-owned subsidiary of the Manager's immediate parent, Oppenheimer Acquisition Corp. Mr. Bisbey was co-portfolio manager from September 14, 1999 through January 1, 2001, and became the Fund's Portfolio Manager on January 1, 2001. Additional information about the Funds and the Manager is set forth below in "Comparison of Investment Objectives and Policies." What are the Fees and Expenses of each Fund and those expected after the Reorganization? Trinity Growth Fund and Large Cap Growth Fund each pay a variety of expenses directly for management of their assets, administration and distribution of their shares and other services. Those expenses are subtracted from each Fund's assets to calculate the fund's net asset values per share. Shareholders pay these expenses indirectly. Shareholders pay other expenses directly, such as sales charges. The following tables are provided to help you understand and compare the fees and expenses of investing in shares of Trinity Growth Fund with the fees and expenses of investing in shares of Large Cap Growth Fund. The pro forma expenses of the surviving Large Cap Growth Fund show what the fees and expenses are expected to be after giving effect to the Reorganization. All amounts shown are a percentage of net assets of each class of shares of the Funds. PRO FORMA FEE TABLE For the 12 month period ended 3/31/01 -------------------------------------------------------------------------------- Trinity Growth Class A shares Fund Large Cap Growth Fund Class A Shares ---------------------------------- --------------------------------------------- -------------------------------------------------------------------------------- Shareholder Transaction Expenses (charges paid directly from a shareholder's investment) -------------------------------------------------------------------------------- ---------------------------------- --------------------------------------------- Maximum Sales Charge (Load) on purchases (as a 5.75% 5.75% 5.75% % of offering price) ---------------------------------- --------------------------------------------- ---------------------------------- --------------------------------------------- Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or None1 None1 None1 redemption proceeds) ---------------------------- ----------------------------- --------------------- --------------------------- -------------------------- ------------------------- Annual Fund Operating Expenses (as a percentage of average daily net assets) --------------------------- -------------------------- ------------------------- --------------------------- ---------------------------------------------------- Management Fees 0.75% 0.75% 0.75% --------------------------- -------------------------- ------------------------- --------------------------------- ----------------------------- ---------------- Distribution and/or Service (12b-1) Fees 0.14% 0.20% 0.25% --------------------------------- ----------------------------- ---------------- --------------------------- ---------------------------------------------------- Other Expenses4 0.72% 0.62% 0.56% ----------------------------- ----------------------------- ------------------ ----------------------------- ----------------------------- ------------------ Total Fund Operating 1.61% 1.57% 1.56% Expenses --------------------------- ---------------------------------------------------- --------------------------------- ----------------------------- ---------------- Pro Forma Surviving Large Trinity Growth Fund Class Large Cap Growth Fund Cap Growth Fund Class B B shares Class B Shares shares --------------------------------- ----------------------------- ---------------- -------------------------------------------------------------------------------- Shareholder Transaction Expenses (charges paid directly from a shareholder's investment) -------------------------------------------------------------------------------- --------------------------------- ----------------------------- ---------------- Maximum Sales Charge (Load) on purchases (as a % of None None None offering price) --------------------------------- ----------------------------- ---------------- --------------------------------- ----------------------------- ---------------- Maximum Deferred Sales Charge (Load) (as a % of the lower 5%2 5%2 5%2 of the original offering price or redemption proceeds) --------------------------------- ----------------------------- ---------------- -------------------------------------------------------------------------------- Annual Fund Operating Expenses (as a percentage of average daily net assets) -------------------------------------------------------------------------------- --------------------------------- ----------------------------- ---------------- Management Fees 0.75% 0.75% 0.75% --------------------------------- ----------------------------- ---------------- --------------------------------- ----------------------------- ---------------- Distribution and/or Service (12b-1) Fees 1.00% 1.00% 1.00% --------------------------------- ----------------------------- ---------------- --------------------------------- ----------------------------- ---------------- Other Expenses4 0.72% 0.62% 0.56% --------------------------------- ----------------------------- ---------------- --------------------------------- ----------------------------- ---------------- Total Fund Operating Expenses 2.47% 2.37% 2.20% --------------------------------- ----------------------------- ---------------- --------------------------------- ----------------------------- ---------------- Pro Forma Surviving Large Trinity Growth Fund Large Cap Growth Fund Cap Growth Fund Class C Shares Class C Shares Class C Shares --------------------------------- ----------------------------- ---------------- -------------------------------------------------------------------------------- Shareholder Transaction Expenses (charges paid directly from a shareholder's investment) -------------------------------------------------------------------------------- --------------------------------- ----------------------------- ---------------- Maximum Sales Charge (Load) on purchases (as a % of None None None offering price) --------------------------------- ----------------------------- ---------------- --------------------------------- ----------------------------- ---------------- Maximum Deferred Sales Charge (Load) (as a % of the lower 1%3 1%3 5%2 of the original offering price or redemption proceeds) --------------------------------- ----------------------------- ---------------- -------------------------------------------------------------------------------- Annual Fund Operating Expenses (as a percentage of average daily net assets) -------------------------------------------------------------------------------- --------------------------- ---------------------------------------------------- Management Fees 0.75% 0.75% 0.75% --------------------------- ---------------------------------------------------- --------------------------- ---------------------------------------------------- Distribution and/or Service (12b-1) Fees 1.00% 1.00% 1.00% --------------------------- ---------------------------------------------------- --------------------------- ---------------------------------------------------- Other Expenses4 0.72% 0.62% 0.56% --------------------------- ---------------------------------------------------- --------------------------- ---------------------------------------------------- Total Fund Operating 2.47% 2.37% 2.20% Expenses --------------------------- ---------------------------------------------------- --------------------------------- ----------------------------- ---------------- Pro Forma Surviving Large Trinity Growth Fund Class N Large Cap Growth Fund Class Cap Growth Fund Class shares N Shares N shares --------------------------------- ----------------------------- ---------------- -------------------------------------------------------------------------------- Shareholder Transaction Expenses (charges paid directly from a shareholder's investment) -------------------------------------------------------------------------------- --------------------------------- ----------------------------- ---------------- Maximum Sales Charge (Load) on purchases (as a % of None None None offering price --------------------------------- ----------------------------- ---------------- --------------------------------- ----------------------------- ---------------- Maximum Deferred Sales Charge (Load) (as a % of the lower 1%5 1%5 1%5 of the original offering price or redemption proceeds) --------------------------------- ----------------------------- ---------------- -------------------------------------------------------------------------------- Annual Fund Operating Expenses (as a percentage of average daily net assets) -------------------------------------------------------------------------------- --------------------------------- ----------------------------- ---------------- Management Fees 0.75% 0.75% 0.75% --------------------------------- ----------------------------- ---------------- --------------------------------- ----------------------------- ---------------- Distribution and/or Service (12b-1) Fees 0.50% 0.50% 0.50% --------------------------------- ----------------------------- ---------------- --------------------------------- ----------------------------- ---------------- Other Expenses4 0.72% 0.62% 0.56% --------------------------------- ----------------------------- ---------------- --------------------------------- ----------------------------- ---------------- Total Fund Operating Expenses 1.97% 1.87% 1.81% --------------------------------- ----------------------------- ---------------- --------------------------------- ----------------------------- ---------------- Pro Forma Surviving Large Trinity Growth Fund Large Cap Growth Fund Class Cap Growth Fund Class Y Class Y Shares Y Shares Shares --------------------------------- ----------------------------- ---------------- -------------------------------------------------------------------------------- Shareholder Transaction Expenses (charges paid directly from a shareholder's investment) -------------------------------------------------------------------------------- --------------------------------- ----------------------------- ---------------- Maximum Sales Charge (Load) on purchases (as a % of None None None offering price) --------------------------------- ----------------------------- ---------------- --------------------------------- ----------------------------- ---------------- Maximum Deferred Sales Charge (Load) (as a % of the lower None None None of the original offering price or redemption proceeds) --------------------------------- ----------------------------- ---------------- -------------------------------------------------------------------------------- Annual Fund Operating Expenses (as a percentage of average daily net assets) -------------------------------------------------------------------------------- --------------------------------- ----------------------------- ---------------- Management Fees 0.75% 0.75% 0.75% --------------------------------- ----------------------------- ---------------- --------------------------------- ----------------------------- ---------------- Distribution and/or Service (12b-1) Fees N/A N/A N/A --------------------------------- ----------------------------- ---------------- --------------------------------- ----------------------------- ---------------- Other Expenses4 0.72% 0.62% 0.56% --------------------------------- ----------------------------- ---------------- --------------------------------- ----------------------------- ---------------- Total Fund Operating Expenses 1.47% 1.37% 1.31% --------------------------------- ----------------------------- ---------------- Note: Expenses may vary in future years. 1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for retirement plan accounts) of Class A shares. See "How to Buy Shares" in each Fund's Prospectus. 2. Applies to redemptions within the first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that. 3. Applies to shares redeemed within 12 months of purchase. Other Expenses include transfer agent fees and custodial, accounting and legal expenses. 5. Applies to shares redeemed within 18 months of retirement plan's first purchase of Class N shares. The 12b-1 fees for Class A shares of both Trinity Growth Fund and Large Cap Growth Fund are service plan fees which are a maximum of 0.25% of average annual net assets of Class A shares. The 12b-1 fees for Class B, Class C and Class N shares of both Funds are Distribution and Service Plan fees which include a service fee of 0.25% of average annual net assets, and an asset-based sales charge for Class B and Class C shares of 0.75% and an asset-based sales charge of 0.25% for Class N shares of the average net assets. Examples These examples below are intended to help you compare the cost of investing in each Fund and the proposed surviving Large Cap Growth Fund. These examples assume an annual return for each class of 5%, the operating expenses described above and reinvestment of your dividends and distributions. Your actual costs may be higher or lower because expenses will vary over time. For each $10,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown. 12 Months Ended 3/31/01 ----------------------- Trinity Growth Fund -------------------------------------- ---------------------- ----------- ------ If shares are redeemed: 1 year 3 years 5 years 10 years1 -------------------------------------- ---------------------- ------------------ -------------------------------------- ---------------------- ------------------ Class A $729 $1,054 $1,401 $2,376 -------------------------------------- ---------------------- ------------------ -------------------------------------- ---------------------- ------------------ Class B $750 $1,070 $1,516 $2,399 -------------------------------------- ---------------------- ------------------ -------------------------------------- ---------------------- ------------------ Class C $350 $770 $1,316 $2,806 -------------------------------------- ---------------------- ------------------ -------------------------------------- ---------------------- ------------------ Class N $300 $618 $1,062 $2,296 -------------------------------------- ---------------------- ------------------ -------------------------------------- ---------------------- ------------------ Class Y $1,036 $1,323 $1,630 $2,499 -------------------------------------- ---------------------- ------------------ Trinity Growth Fund -------------------------------------- ------------------ ---------------------- If shares are not redeemed:1 year 3 years 5 years 10 years1 -------------------------------------- ---------------------- ------------------ -------------------------------------- ---------------------- ------------------ Class A $729 $1,054 $1,401 $2,376 -------------------------------------- ---------------------- ------------------ -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Class B $250 $770 $1,316 $2,399 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Class C $250 $770 $1,316 $2,806 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Class N $200 $618 $1,062 $2,296 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Class Y $150 $465 $803 $1,757 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Large Cap Growth Fund -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- If shares are redeemed: 1 year 3 years 5 years 10 years1 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Class A $726 $1,042 $1,381 $2,335 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Class B $740 $1,039 $1,465 $2,325 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Class C $340 $739 $1,265 $2,706 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Class N $290 $588 $1,011 $2,190 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Class Y $139 $434 $750 $1,646 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Large Cap Growth Fund -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- If shares are not redeemed: 1 year 3 years 5 years 10 years1 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Class A $726 $1,042 $1,381 $2,335 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Class B $240 $739 $1,265 $2,325 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Class C $240 $739 $1,265 $2,706 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Class N $190 $588 $1,011 $2,190 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Class Y $139 $434 $750 $1,646 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Pro Forma Surviving Large Cap Growth Fund -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- If shares are redeemed: 1 year 3 years 5 years 10 years1 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Class A $725 $1,039 $1,376 $2,325 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Class B $734 $1,021 $1,435 $2,286 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Class C $334 $721 $1,235 $2,646 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Class N $284 $569 $980 $2,127 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Class Y $1,021 $1,278 $1,554 $2,337 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Pro Forma Surviving Large Cap Growth Fund -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- If shares are not redeemed: 1 year 3 years 5 years 10 years1 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Class A $725 $1,039 $1,376 $2,325 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Class B $234 $721 $1,235 $2,286 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Class C $234 $721 $1,235 $2,646 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Class N $184 $569 $980 $2,127 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- Class Y $133 $415 $718 $1,579 -------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------- In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charge. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges. 1 Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after 6 years. Where can I find more financial information about the Funds? Performance information for both Large Cap Growth Fund and Trinity Growth Fund is set forth in each Fund's Prospectus under the section "The Fund's Past Performance." Large Cap Growth Fund's Prospectus accompanies this Prospectus/Proxy Statement and is incorporated by reference. The financial statements of Large Cap Growth Fund and additional information with respect to its performance during its fiscal year ended July 31, 2000 (and the six month semi-annual period ended January 31, 2001), including a discussion of factors that materially affected its performance and relevant market conditions, is set forth in Large Cap Growth Fund's Annual and Semi-Annual Reports dated as of July 31, 2000 and January 31, 2001, respectively, that are included in the Prospectus/Proxy Statement of Additional Information and incorporated herein by reference. These documents are available upon request. See section entitled "Information About Large Cap Growth Fund." The financial statements of Trinity Growth Fund and additional information with respect to the Fund's performance during its fiscal year ended July 31, 2000 (and the six month semi-annual period ended January 31, 2001), including a discussion of factors that materially affected its performance and relevant market conditions, is set forth in Trinity Growth Fund's Annual and Semi-Annual Reports dated as of July 31, 2000 and January 31, 2001, respectively, that are included in the Prospectus/Proxy Statement of Additional Information and incorporated herein by reference. These documents are available upon request. See section entitled "Information About Trinity Growth Fund." Pro forma financial statements for the twelve month period ended January 31, 2001 reflecting Large Cap Growth Fund after the Reorganization are included in the Prospectus/Proxy Statement of Additional Information and incorporated by reference. How have the Funds performed? Past performance information for each Fund is set forth in its respective Prospectus: (i) a bar chart detailing annual total returns of Class A shares of each Fund as of December 31st for each of the full calendar years since each Fund's inception; and (ii) a table detailing how the average annual total returns of Large Cap Growth Fund's Class A, Class B, Class C and Class Y shares compare to those of the Russell 1000 Growth Index, which is an index of large cap U.S. companies with a greater-than-average growth orientation, and to the Standard & Poor's 500 Index, an unmanaged index of U.S. equity securities; and how Trinity Growth Fund's Class A, Class B, Class C, and Class Y average annual total returns compare to those of the S & P 500/BARRA Growth Index, a subset of the S & P 500 Index. Past performance is no guarantee of how a fund will perform in the future. Class N shares of both Funds were not publicly offered prior to March 1, 2001, and thus no performance for Class N shares is shown in the Annual and Semi-Annual Reports or in this Prospectus/Proxy Statement. Average annual total returns for the Funds for the period ended December 31, 2000, are as follows: -------------------------------------------------------------------- ------------------------ ------------------------ Trinity Growth Fund Past 1-year Life of Class -------------------------------------------------------------------- ------------------------ ------------------------ -------------------------------------------------------------------- ------------------------ ------------------------ Trinity Growth Fund Class A (inception 9/1/99) -27.66% -14.43% -------------------------------------------------------------------- ------------------------ ------------------------ -------------------------------------------------------------------- ------------------------ ------------------------ S & P 500/BARRA Growth Index (from 8/31/99) -22.08% -6.28% -------------------------------------------------------------------- ------------------------ ------------------------ -------------------------------------------------------------------- ------------------------ ------------------------ Trinity Growth Fund Class B (inception 9/1/99) -27.80% -13.99% -------------------------------------------------------------------- ------------------------ ------------------------ -------------------------------------------------------------------- ------------------------ ------------------------ Trinity Growth Fund Class C (inception 9/17/99) -24.69% -11.32% -------------------------------------------------------------------- ------------------------ ------------------------ -------------------------------------------------------------------- ------------------------ ------------------------ Trinity Growth Fund Class Y (inception 9/1/99) -23.20% -10.38% -------------------------------------------------------------------- ------------------------ ------------------------ -------------------------------------------------------------------- ------------------------ ------------------------ Large Cap Growth Fund Past 1-year S&Ps500a-4.89%(fromnd 12/31/98)omc12/31/98) 12/17/98) -------------------------------------------------------------------- ------------------------ ------------------------ -------------------------------------------------------------------- ------------------------ ------------------------ Large Cap Growth Fund Class B (inception 3/1/99) -27.11% -0.58% -------------------------------------------------------------------- ------------------------ ------------------------ -------------------------------------------------------------------- ------------------------ ------------------------ Large Cap Growth Fund Class C (inception 3/1/99) -23.92% 1.76% -------------------------------------------------------------------- ------------------------ ------------------------ -------------------------------------------------------------------- ------------------------ ------------------------ Large Cap Growth Fund Class Y (inception 12/17/98) -22.25% 5.12% -------------------------------------------------------------------- ------------------------ ------------------------ Average annual total returns for the Funds for the period ended March 31, 2001 are as follows: -------------------------------------------------------------------- ------------------------ ------------------------ Trinity Growth Fund Past 1-year Life of Class -------------------------------------------------------------------- ------------------------ ------------------------ -------------------------------------------------------------------- ------------------------ ------------------------ Trinity Growth Fund Class A (inception 9/1/99) -42.77% -21.79 -------------------------------------------------------------------- ------------------------ ------------------------ -------------------------------------------------------------------- ------------------------ ------------------------ S & P 500/BARRA Growth Index (from 8/31/99) -38.19% -16.09 -------------------------------------------------------------------- ------------------------ ------------------------ -------------------------------------------------------------------- ------------------------ ------------------------ Trinity Growth Fund Class B (inception 9/1/99) -42.82% -21.57 -------------------------------------------------------------------- ------------------------ ------------------------ -------------------------------------------------------------------- ------------------------ ------------------------ Trinity Growth Fund Class C (inception 9/1/99) -40.36% -19.52 -------------------------------------------------------------------- ------------------------ ------------------------ -------------------------------------------------------------------- ------------------------ ------------------------ Trinity Growth Fund Class Y (inception 9/1/99) -39.16% -18.67 -------------------------------------------------------------------- ------------------------ ------------------------ -------------------------------------------------------------------- ------------------------ ------------------------ Large Cap Growth Fund Past 1-year Life of Class -------------------------------------------------------------------- ------------------------ ------------------------ -------------------------------------------------------------------- ------------------------ ------------------------ Large Cap Growth Fund Class A (inception 12/17/98) -46.78% -8.49% -------------------------------------------------------------------- ------------------------ ------------------------ -------------------------------------------------------------------- ------------------------ ------------------------ Russell 1000 Growth Index (from 12/31/98) -42.72% -8.59% -------------------------------------------------------------------- ------------------------ ------------------------ -------------------------------------------------------------------- ------------------------ ------------------------ S & P 500 Index (from 12/31/98) -21.67% -1.35% -------------------------------------------------------------------- ------------------------ ------------------------ -------------------------------------------------------------------- ------------------------ ------------------------ Large Cap Growth Fund Class B (inception 3/1/99) -46.57% -10.66% -------------------------------------------------------------------- ------------------------ ------------------------ -------------------------------------------------------------------- ------------------------ ------------------------ Large Cap Growth Fund Class C (inception 3/1/99) -44.51% -9.47% -------------------------------------------------------------------- ------------------------ ------------------------ -------------------------------------------------------------------- ------------------------ ------------------------ Large Cap Growth Fund Class Y (inception 12/17/98) -43.23% -5.66% -------------------------------------------------------------------- ------------------------ ------------------------ The Funds' average annual total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. An explanation of the different performance calculations is set forth in each Fund's prospectus and Statement of Additional Information. Each Fund's average annual total return includes the applicable sales charge: for Class A, the current maximum initial sales charge is 5.75%; for Class B, the contingent deferred sales charges is 5% (1-year) and 4% (life-of-class); and for Class C, the 1% contingent deferred sales charge for the 1-year period. Because Class N shares were not offered for sale prior to March 1, 2001, no performance information is included in the tables above. There is no sales charge on Class Y shares. The S & P 500/BARRA Growth Index is shown from August 31, 1999 to compare against the longest-lived class of shares of Trinity Growth Fund, those of Trinity Growth Fund Class A shares. The Russell 1000 Growth Index and the S & P 500 Index are shown from December 31, 1998 to compare against the longest-lived class of shares of Large Cap Growth Fund, those of Large Cap Growth Fund Class A shares. No index performance considers the effects of transaction costs and capital gains. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of Large Cap Growth Fund held until the end of each calendar year. For each class, performance is measured from inception of the class: fromDecember 17, 1998 for Class A and Class Y shares, and from March 1, 1999 for Class B and Class C shares. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestment of all dividends and capital gain distributions. Large Cap Growth Fund's performance is compared to the performance of the Russell 1000(R)Growth Index, which is an index of large-cap U.S. companies with a greater-than-average growth orientation, and to the Standard &Poor's 500 Index, an unmanaged index of U.S. equity securities. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the Index. Class A Shares Comparison of Change in Value of $10,000 Hypothetical Investments in: Oppenheimer Large Cap Growth Fund (Class A) and Russell 1000 Growth Index and S & P 500 Index. ----------------------------- ----------------------------- ---------------------------- --------------------------- Date Value of Investment in Fund S&P 500 Index Russell 1000 Growth Index ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 12/17/98 9,425 10,000 10,000 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 01/31/99 10,650 10,418 10,587 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 04/30/99 10,405 10,905 10,649 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 07/31/99 11,244 10,887 10,694 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 10/31/99 11,564 11,203 11,444 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 01/31/00 12,640 11,495 12,691 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 04/30/00 14,054 12,008 13,586 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 07/31/00 13,901 11,863 13,301 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 10/31/00 12,612 11,884 12,512 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 01/31/01 10,801 11,392 11,043 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 03/31/01 8,162 9,698 8,171 ----------------------------- ----------------------------- ---------------------------- --------------------------- Average Annual Total Return of Class A Shares of Large Cap Growth Fund 1-Year -46.78%, Life -8.49% at 3/31/011 Class B Shares Comparison of Change in Value of $10,000 Hypothetical Investments Oppenheimer Large Cap Growth Fund (Class B), Russell 1000(R)Growth Index and S & P 500 Index ----------------------------- ----------------------------- ---------------------------- --------------------------- Date Value of Investment in Fund S&P 500 Index Russell 1000 Growth Index ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 03/01/99 10,000 10,000 10,000 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 04/30/99 10,525 10,803 10,540 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 07/31/99 11,345 10,786 10,584 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 10/31/99 11,641 11,099 11,326 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 01/31/00 12,702 11,388 12,561 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 04/30/00 14,095 11,896 13,446 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 07/31/00 13,920 11,753 13,164 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 10/31/00 12,595 11,773 12,383 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 01/31/01 10,771 11,285 10,930 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 03/31/01 7,906 9,608 8,087 ----------------------------- ----------------------------- ---------------------------- --------------------------- Average Annual Total Return of Class B Shares of Large Cap Growth Fund at 3/31/012 1 Year -46.57%, Life -10.66% Class C Shares Comparison of Change in Value of $10,000 Hypothetical Investments in: Oppenheimer Large Cap Growth Fund (Class C), Russell 1000(R)Growth Index and S & P 500 Index ----------------------------- ----------------------------- ---------------------------- --------------------------- Date Value of Investment in Fund S&P 500 Index Russell 1000 Growth Index ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 03/01/99 10,000 10,000 10,000 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 04/30/99 10,525 10,803 10,540 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 07/31/99 11,345 10,786 10,584 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 10/31/99 11,651 11,099 11,326 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 01/31/00 12,711 11,388 12,561 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 04/30/00 14,094 11,896 13,446 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 07/31/00 13,920 11,753 13,164 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 10/31/00 12,605 11,773 12,383 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 01/31/01 10,770 11,285 10,930 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 03/31/01 8,127 9,608 8,087 ----------------------------- ----------------------------- ---------------------------- --------------------------- Average Annual Total Return of Class C Shares of Large Cap Growth Fund at 3/31/012 1 Year -44.51%, Life -9.47 % Class Y Shares Comparison of Change in Value of $10,000 Hypothetical Investments in: Oppenheimer Large Cap Growth Fund (Class Y), Russell 1000(R)Growth Index and S & P 500 Index ----------------------------- ----------------------------- ---------------------------- --------------------------- Date Value of Investment In Fund S&P 500 Index Russell 1000 Growth Index ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 12/17/98 10,000 10,000 10,000 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 01/31/99 11,300 10,418 10,587 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 04/30/99 11,050 10,905 10,649 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 07/31/99 11,950 10,887 10,694 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 10/31/99 12,310 11,203 11,444 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 01/31/00 13,472 11,495 12,691 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 04/30/00 14,992 12,008 13,586 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 07/31/00 14,850 11,863 13,301 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 10/31/00 13,492 11,884 12,512 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 01/31/01 11,571 11,392 11,043 ----------------------------- ----------------------------- ---------------------------- --------------------------- ----------------------------- ----------------------------- ---------------------------- --------------------------- 03/31/01 8,752 9,698 8,171 ----------------------------- ----------------------------- ---------------------------- --------------------------- Average Annual Total Return of Class Y Shares of Large Cap Growth Fund at 3/31/01 1 Year -43.23%, Life -5.66 % The performance for Class N Shares is not shown because Class N Shares commenced operations after December 31, 2000. Total returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Russell 1000 Growth Index and S & P 500 Index in the graphs begins on 12/31/98 for each class of shares. Past performance is not predictive of future performance. Graphs are not drawn to the same scale. --------------------------------- 1The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge. 2Class B shares of the Fund were first publicly offered on 3/1/99. The average annual total returns are shown net of the applicable 5% (1-year) and 4% (life of class) contingent deferred sales charges. The ending account value in the graph is net of the applicable 4% contingent deferred sales charge. 3The 1-year period is shown net of the applicable 1% contingent deferred sales charge. What are other Key Features of the Funds? The description of certain key features of the Funds below is supplemented by each Fund's Prospectus and Statement of Additional Information, which are incorporated by reference. Investment Management and Fees - The Manager manages the assets of both Funds and makes their respective investment decisions. Both Funds obtain investment management services from the Manager according to the terms of management agreements that are identical. ------------------------------------------------------------ --------------------------------------------------------- Trinity Growth Fund Large Cap Growth Fund ------------------------------------------------------------ --------------------------------------------------------- ------------------------------------------------------------ --------------------------------------------------------- 0.75% of the first $200 million 0.75% of the first $200 million ------------------------------------------------------------ --------------------------------------------------------- ------------------------------------------------------------ --------------------------------------------------------- 0.72% of the next $200 million 0.72% of the next $200 million ------------------------------------------------------------ --------------------------------------------------------- ------------------------------------------------------------ --------------------------------------------------------- 0.69% of the next $200 million 0.69% of the next $200 million ------------------------------------------------------------ --------------------------------------------------------- ------------------------------------------------------------ --------------------------------------------------------- 0.66% of the next $200 million 0.66% of the next $200 million ------------------------------------------------------------ --------------------------------------------------------- ------------------------------------------------------------ --------------------------------------------------------- 0.60% in excess of $ 800 million 0.60% in excess of $800 million ------------------------------------------------------------ --------------------------------------------------------- Based on average annual net assets of the respective Fund. The management fee for Trinity Growth Fund for the twelve months ended March 31, 2001 was 0.75% of the average annual net assets for each class of shares. The management fee for Large Cap Growth Fund for the twelve months ended March 31, 2001 was 0.75% of the average annual net assets for each class of shares. The 12b-1 distribution plans for both Funds are substantially similar. However, the other expenses the Funds incur, including transfer agent fees and custodial, accounting and legal expenses, have differed, with Large Cap Growth Fund's "Other Expenses" being less than those of Trinity Growth Fund because Large Cap Growth Fund is the significantly larger fund. ------------------------- ---------------------- ------------------------ --------------------- ---------------------- Management Fee Distribution Other Expenses Total Annual and/or 12b-1 Fees Operating Expense ------------------------- ---------------------- ------------------------ --------------------- ---------------------- ------------------------- ---------------------- ------------------------ --------------------- ---------------------- Trinity Growth Fund 0.75% 0.14%1 0.72% 1.61% Class A shares (12 months ended 3/31/01) ------------------------- ---------------------- ------------------------ --------------------- ---------------------- ------------------------- ---------------------- ------------------------ --------------------- ---------------------- Large Cap Growth Fund 0.75% 0.20%1 0.62% 1.57% Class A Shares (12 months ended 3/31/01) ------------------------- ---------------------- ------------------------ --------------------- ---------------------- ------------------------- ---------------------- ------------------------ --------------------- ---------------------- Pro Forma - Combined 0.75% 0.25% 0.56% 1.56% at 3/31/01 ------------------------- ---------------------- ------------------------ --------------------- ---------------------- "Other Expenses" include transfer agent fees and custodial, accounting and legal expenses the Funds pay. 1. Class A shares 12b-1 fee is not full 25 basis points due to monies invested by OppenheimerFunds, Inc. The net assets under management for Large Cap Growth Fund on January 31, 2001 were $26,903,235 million as compared to $8,532,085 million for Trinity Growth Fund. Effective upon the Closing of the Reorganization, the management fee rate for Large Cap Growth Fund is expected to be 0.75% of average annual net assets based on combined assets of the Funds as of March 31, 2001. Additionally, the "Other Expenses" of the surviving Fund are expected to be less than the "Other Expenses" of either Trinity Growth Fund or Large Cap Growth Fund. For a detailed description of each Fund's investment management agreement, see the section below entitled "Comparison of Investment Objectives and Policies - How do the Account Features and Shareholder Services for the Funds Compare?" Transfer Agency and Custody Services - Both Funds receive shareholder accounting and other clerical services from OppenheimerFunds Services in its capacity as transfer agent and dividend paying agent. It acts on a fixed fee basis for both Funds. The terms of the transfer agency agreement for both Funds are substantially similar . The Bank of New York, located at One Wall Street, New York, New York 10015, acts as custodian of the securities and other assets of both Funds. Distribution Services - OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the principal underwriter in a continuous public offering of shares of both Funds, but is not obligated to sell a specific number of shares. Both Funds have adopted a Service Plan and Agreement under Rule 12b-1 of the Investment Company Act for their Class A shares. The Service Plan provides for the reimbursement to OppenheimerFunds Distributor, Inc. (the "Distributor"), for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares of the respective Funds. Under the Class A Service Plans, payment is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the respective Funds. The Distributor currently uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares of the respective Funds. Both Funds have adopted Distribution and Service Plans and Agreements under Rule 12b-1 of the Investment Company Act for Class B, Class C and Class N shares. These plans compensate the Distributor for its services and costs in connection with the distribution of Class B, Class C and Class N shares and the personal service and maintenance of shareholder accounts. Under each Class B and Class C Plan, the Funds pay the Distributor a service fee at an annual rate of 0.25% of average annual net assets and an asset-based sales charge at an annual rate of 0.75% of average annual net assets. Under each Class N Plan the Funds pay the Distributor a service fee at an annual rate of 0.25% of average annual net assets and an asset-based sales charge at an annual rate of 0.25% of average annual net assets. All fee amounts are computed on the average annual net assets of the class determined as of the close of each regular business day of each Fund. The Distributor uses all of the service fees to compensate dealers for providing personal services and maintenance of accounts of their customers that hold shares of the Funds. The Class B and Class N asset-based sales charge is retained by the Distributor. After the first year, the Class C asset-based sales charge is paid to the broker-dealer as an ongoing concession for shares that have been outstanding for a year or more. The terms of the Funds' respective Distribution and Service Plans are substantially similar. For a detailed description of each Fund's distribution-related services, see the section below titled "Comparison of Investment Objectives and Policies - How do the Account Features and Shareholder Services for the Funds Compare?" Purchases, Redemptions, Exchanges and other Shareholder Services - Both Funds have the same requirements and restrictions in connection with purchases, redemptions and exchanges. In addition, each Fund also offers the same types of shareholder services. More detailed information regarding purchases, redemptions, exchanges and shareholder services can be found below in the section below titled "Comparison of Investment Objectives and Policies - How do the Account Features and Shareholder Services for the Funds Compare?" Dividends and Distributions - Both Funds declare dividends separately for each class of shares from net investment income annually and pay those dividends to shareholders in December on a date selected by the Board of each Fund. For a detailed description of each Fund's policy on dividends and distributions, see the section entitled "Comparison of Investment Objectives and Policies - How do the Account Features and Shareholder Services for the Funds Compare?" What are the Principal Risks of an Investment in Large Cap Growth Fund? As with most investments, investments in Large Cap Growth Fund and Trinity Growth Fund involve risks. There can be no guarantee against loss resulting from an investment in either Fund, nor can there be any assurance that either Fund will achieve its investment objective. The risks associated with an investment in each Fund are similar. Because both Funds invest primarily in stocks of U.S. companies, the value of each Fund's portfolio will be affected by changes in the U.S. stock markets. The prices of individual stocks do not all move in the same direction uniformly at the same time. A particular company's stock price can be affected by a poor earnings report, loss of major customers, major litigation against the company, or changes in government regulations affecting the company or its industry. For more information about the risks of the Funds, see "What are the Risk Factors Associated with Investments in the Funds?" under the heading "Comparison of Investment Objectives and Policies." REASONS FOR THE REORGANIZATION At a meeting of the Board of Trustees of Trinity Growth Fund held April 12, 2001, the Board considered whether to approve the proposed Reorganization and reviewed and discussed with the Manager and independent legal counsel the materials provided by the Manager relevant to the proposed Reorganization. Included in the materials was information with respect to the Funds' respective investment objectives and policies, management fees, distribution fees and other operating expenses, historical performance and asset size. The Board reviewed information demonstrating that Trinity Growth Fund is a relatively smaller fund with approximately $8,532,085 million in net assets as of January 31, 2001. The Board anticipates that Trinity Growth Fund's assets will not increase substantially in size in the near future. In comparison, Large Cap Growth Fund had approximately $26,903,235 million in net assets as of January 31, 2001. After the Reorganization, the shareholders of Trinity Growth Fund would become shareholders of a larger fund that is anticipated to have lower overall operating expenses than Trinity Growth Fund. Economies of scale may benefit shareholders of Trinity Growth Fund. The Board considered the fact that both Funds have the same investment objective of seeking capital appreciation Additionally, the Board considered that both Funds invest a substantial portion of their assets in common stocks of U.S. companies. The Board noted that Large Cap Growth Fund's management fee is currently the same as that of Trinity Growth Fund. The Board also considered that Large Cap Growth Fund's performance has been similar to that of Trinity Growth Fund. The Board considered that if the reorganization is approved, Large Cap Growth Fund would change its name to "Oppenheimer Trinity Growth Fund," and would benchmark itself to the S&P 500/BARRA Growth Index consistent with Trinity Investment Management's quantitative methodology. The Board considered the Manager's representation that the end result of the reorganization will be a larger, style-specific fund in Lipper's Large Cap Growth Fund category that will better fit the Trinity quantitative investment process already used by the Trinity personnel who manage Large Cap Growth Fund. The Board also considered that the procedures for purchases, exchanges and redemptions of shares of both Funds are identical and that both Funds offer the same investor services and options. The Board also considered the terms and conditions of the Reorganization, including that there would be no sales charge imposed in effecting the Reorganization and that the Reorganization is expected to be a tax-free reorganization. The Board concluded that Trinity Growth Fund's participation in the transaction is in the best interests of the Fund and that the Reorganization would not result in a dilution of the interests of existing shareholders of Trinity Growth Fund. After consideration of the above factors, and such other factors and information as the Board of Trinity Growth Fund deemed relevant, the Board, including the Trustees who are not "interested persons" (as defined in the Investment Company Act) of either Trinity Growth Fund or the Manager (the "Independent Trustees"), unanimously approved the Reorganization and the Reorganization Agreement and voted to recommend its approval to the shareholders of Trinity Growth Fund. The Board of Large Cap Growth Fund also determined that the Reorganization was in the best interests of Large Cap Growth Fund and its shareholders and that no dilution would result to those shareholders. Large Cap Growth Fund shareholders do not vote on the Reorganization. The Board of Large Cap Growth Fund, including the Independent Trustees, unanimously approved the Reorganization and the Reorganization Agreement. For the reasons discussed above, the Board, on behalf of Trinity Growth Fund, recommends that you vote FOR the Reorganization Agreement. If shareholders of Trinity Growth Fund do not approve the Reorganization Agreement, the Reorganization will not take place. INFORMATION ABOUT THE REORGANIZATION This is only a summary of the Reorganization Agreement. You should read the actual form of Reorganization Agreement. It is attached as Exhibit A. How Will the Reorganization be Carried Out? If the shareholders of Trinity Growth Fund approve the Reorganization Agreement, the Reorganization will take place after various conditions are satisfied by Trinity Growth Fund and Large Cap Growth Fund, including delivery of certain documents. The closing date is presently scheduled for July 30, 2001 and the Valuation Date is presently scheduled for July 27, 2001. If shareholders of Trinity Growth Fund approve the Reorganization Agreement, Trinity Growth Fund will deliver to Large Cap Growth Fund substantially all of its assets on the closing date. In exchange, shareholders of Trinity Growth Fund will receive Class A, Class B, Class C Class N and Class Y Large Cap Growth Fund shares that have a value equal to the dollar value of the assets delivered by Trinity Growth Fund to Large Cap Growth Fund. Trinity Growth Fund will then be liquidated and its outstanding shares will be cancelled. The stock transfer books of Trinity Growth Fund will be permanently closed at the close of business on the Valuation Date. Only redemption requests received by the Transfer Agent in proper form on or before the close of business on the Valuation Date will be fulfilled by Trinity Growth Fund. Redemption requests received after that time will be considered requests to redeem shares of Large Cap Growth Fund. Shareholders of Trinity Growth Fund who vote their Class A, Class B, Class C, Class N and Class Y shares in favor of the Reorganization will be electing in effect to redeem their shares of Trinity Growth Fund at net asset value on the Valuation Date, after Trinity Growth Fund subtracts a cash reserve, and reinvest the proceeds in Class A, Class B, Class C, Class N and Class Y shares of Large Cap Growth Fund at net asset value. The cash reserve is that amount retained by Trinity Growth Fund which is deemed sufficient in the discretion of the Board for the payment of the Fund's outstanding debts and expenses of liquidation. Large Cap Growth Fund is not assuming any debts of Trinity Growth Fund except debts for unsettled securities transactions and outstanding dividend and redemption checks. Trinity Growth Fund will recognize capital gain or loss on any sales of portfolio securities made prior to the Reorganization. Under the Reorganization Agreement, within one year after the Closing Date, Trinity Growth Fund shall: (a) either pay or make provision for all of its debts and taxes; and (b) either (i) transfer any remaining amount of the cash reserve to Large Cap Growth Fund, if such remaining amount is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Trinity Growth Fund who were shareholders on the Valuation Date. The remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of Trinity Growth Fund shares outstanding on the Valuation Date. If the cash reserve is insufficient to satisfy any of Trinity Growth Fund's liabilities, the Manager will assume responsibility for any such unsatisfied liability. Within one year after the Closing Date, Trinity Growth Fund will complete its liquidation. Under the Reorganization Agreement, either Trinity Growth Fund or Large Cap Growth Fund may abandon and terminate the Reorganization Agreement for any reason and there shall be no liability for damages or other recourse available to the other Fund, provided, however, that in the event that one of the Funds terminates this Agreement without reasonable cause, it shall, upon demand, reimburse the other Fund for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with this Agreement. To the extent permitted by law, the Funds may agree to amend the Reorganization Agreement without shareholder approval. They may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval of shareholders of Trinity Growth Fund. Who Will Pay the Expenses of the Reorganization? The Funds will bear the cost of their respective tax opinions. Any documents such as existing prospectuses or annual reports that are included in the proxy mailing or at a shareholder's request will be a cost of the Fund issuing the document. Any other out-of-pocket expenses associated with the Reorganization will be paid by the Funds in the amounts incurred by each. What are the Tax Consequences of the Reorganization? The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from Trinity Growth Fund and Large Cap Growth Fund, it is expected to be the opinion of KPMG LLP, tax advisor to Trinity Growth Fund, that shareholders of Trinity Growth Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of Large Cap Growth Fund, and that shareholders of Large Cap Growth Fund will not recognize any gain or loss upon receipt of Trinity Growth Fund's assets. In addition, neither Fund is expected to recognize a gain or loss as a result of the Reorganization. Immediately prior to the Valuation Date, Trinity Growth Fund will pay a dividend(s) which will have the effect of distributing to Trinity Growth Fund's shareholders all of Trinity Growth Fund's net investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Such dividends will be included in the taxable income of Trinity Growth Fund's shareholders as ordinary income and capital gain, respectively. You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor as to state and local and other tax consequences, if any, of the Reorganization because this discussion only relates to federal income tax consequences. What should I know about Class A, Class B, Class C, Class N and Class Y shares of Large Cap Growth Fund? The rights of shareholders of both Funds are substantially the same. Class A, Class B, Class C, Class N and/or Class Y shares of Large Cap Growth Fund will be distributed to shareholders of Class A, Class B, Class C, Class N and/or Class Y shares of Trinity Growth Fund, respectively, in connection with the Reorganization. Each share will be fully paid and nonassessable when issued will have no preemptive or conversion rights and will be transferable on the books of Large Cap Growth Fund. Each Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. Neither Fund permits cumulative voting. The shares of Large Cap Growth Fund will be recorded electronically in each shareholder's account. Large Cap Growth Fund will then send a confirmation to each shareholder. Shareholders of Trinity Growth Fund holding certificates representing their shares will not be required to surrender their certificates in connection with the reorganization. However, former Class A shareholders of Trinity Growth Fund whose shares are represented by outstanding share certificates will not be allowed to redeem or exchange class shares of Large Cap Growth Fund they receive in the Reorganization until the certificates for the exchanged Trinity Growth Fund have been returned to the Transfer Agent. Like Trinity Growth Fund, Large Cap Growth Fund does not routinely hold annual shareholder meetings. What are the capitalizations of the Funds and what might the capitalization be after the Reorganization? The following table sets forth the capitalization (unaudited) of Trinity Growth Fund and Large Cap Growth Fund and indicates the pro forma combined capitalization as of January 31, 2001 as if the Reorganization had occurred on that date. Net Asset Shares Value Net Assets Outstanding Per Share Trinity Growth Fund Class A $4,410,602 482,092 $9.15 Class B $2,991,011 330,682 $9.04 Class C $1,129,554 124,966 $9.04 Class Y $ 918 100 $9.18 TOTAL $8,532,085 937,840 Large Cap Growth Fund Class A $14,211,441 1,361,216 $10.44 Class B $10,537,648 1,026,377 $10.27 Class C $ 2,153,091 209,613 $10.27 Class Y $ 1,055 100 $10.55 TOTAL $26,903,235 331,039,888 Large Cap Growth Fund (Pro Forma Surviving Fund) Class A $18,622,043 1,783,687 $10.44 Class B $13,528,659 1,317,615 $10.27 Class C $ 3,282,645 319,599 $10.27 Class Y $ 1,973 187 $10.55 TOTAL $35,435,320 344,288,451 *Reflects the issuance of 422,471.46 Class A shares, 291,237.68 Class B shares, 109,985.78 Class C shares, and 87.01 Class Y shares of Large Cap Growth Fund in a tax-free exchange for the net assets of Trinity Growth Fund, aggregating $8,532,085. COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES This section describes key investment policies of Trinity Growth Fund and Large Cap Growth Fund, and certain noteworthy differences between the investment objectives and policies of the two Funds. For a complete description of Large Cap Growth Fund's investment policies and risks, please review its prospectus dated January 30, 2001, as supplemented March 1, 2001, which is attached to this Prospectus/Proxy Statement as Exhibit A. Are there any significant differences between the investment objectives and strategies of the Funds? In considering whether to approve the Reorganization, shareholders of Trinity Growth Fund should consider the differences in investment objectives, policies and risks of the Funds. Further information about Large Cap Growth Fund is set forth in its Prospectus, which accompanies this Prospectus/Proxy Statement and is incorporated herein by reference. Additional information about both Funds is set forth in their Statements of Additional Information, Annual Reports and Semi-Annual Reports, which may be obtained upon request to the Transfer Agent. See "Information about Trinity Growth Fund" and "Information about Large Cap Growth Fund." Trinity Growth Fund and Large Cap Growth Fund have the same investment objectives. Both Funds' investment objective is to seek capital appreciation. Both Funds invest primarily in large cap U.S. issuers. If the reorganization is approved, Large Cap Growth Fund would change its name to "Oppenheimer Trinity Growth Fund," and would change its benchmark from the Russell 1000(R)Growth Index to the S&P 500/BARRA Growth Index, consistent with Trinity Investment Management's quantitative methodology. The end result of the reorganization will be a larger, style-specific fund in Lipper's large cap growth fund category that will better fit the Trinity quantitative investment process already used by the Trinity personnel who manage Large Cap Growth Fund. What are the Risk Factors Associated with an investment in the Funds? Like all investments, an investment in both of the Funds involves risk. There is no assurance that either Fund will meet its investment objective. The achievement of the Funds' goals depends upon market conditions, generally, and on the portfolio manager's analytical and portfolio management skills. The risks described below collectively form the risk profiles of the Funds, and can affect the value of the Funds' investments, investment performance and prices per share. There is also the risk that poor securities selection by the Manager will cause the Fund to underperform other funds having a similar objective. These risks mean that you can lose money by investing in either Fund. When you redeem your shares, they may be worth more or less than what you paid for them. How Do the Investment Policies of the Funds Compare? Both Funds invest primarily in common stocks of large cap U.S. issuers, and both are managed by Trinity Investment Management Corporation personnel using Trinity's quantitative models. Trinity Growth Fund purchases only securities that are included in the S&P 500/BARRA Growth Index. Although Large Cap Growth Fund invests primarily in common stocks of large cap U.S. issuers, it may currently invest up to 10% of its total assets in foreign securities. If the Reorganization is approved, Large Cap Growth Fund anticipates that its limit its stock purchases to those issuers included in the S&P 500/BARRA Growth Index consistent with Trinity Investment Management's quantitative model, and would no longer make investments in foreign securities. Other Equity Securities. While Large Cap Growth Fund emphasizes investments in common stocks, it can also buy preferred stocks and securities convertible into common stock. The Manager considers some convertible securities to be "equity equivalents" because of the conversion feature and in that case their rating has less impact on the Manager's investment decision than in the case of other debt securities. Trinity Growth Fund, in contrast, only purchases common stocks included in the S&P 500/BARRA Growth Index. If the Reorganization is approved, Large Cap Growth Fund anticipates it would no longer invest in preferred stocks or securities convertible into common stock. Foreign Securities. Large Cap Growth Fund can currently invest up to 10% of its total assets in foreign securities. Large Cap Growth Fund can buy foreign equity securities as well as foreign debt securities, primarily for liquidity or defensive purposes. It can buy debt securities issued by foreign companies or by foreign governments and their agencies. While foreign securities offer special investment opportunities, they also have special risks. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Additional risks of foreign securities include higher transaction and operating costs for the Fund; foreign issuers are not subject to the same accounting and disclosure requirements that apply to U.S. companies; and lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers. If the Reorganization is approved, Large Cap Growth Fund anticipates it would no longer purchase foreign securities. Derivatives. To seek income or for hedging purposes, Large Cap Growth Fund can also currently invest in a variety of derivative investments that pay interest that depends on the change in value of an underlying asset, interest rate or index. Examples include interest rate swaps, structured notes, options, futures contracts, mortgage-related securities and other hedging instruments. A risk of derivatives is that, if the issuer of the derivative investment does not pay the amount due, Large Cap Growth Fund can lose money on its investments. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. If that happens, Large Cap Growth Fund will get less income than expected or it share prices could decline. Some derivatives may be illiquid, making it difficult to sell them at an acceptable price. Trinity Growth Fund does not invest in derivative securities. If the Reorganization is approved, Large Cap Growth Fund anticipates it would no longer purchase derivatives. Hedging. Large Cap Growth Fund can buy and sell futures contracts, put and call options, and enter into interest rate swap agreements. These are all referred to as "hedging instruments." Large Cap Growth Fund does not use hedging instruments to a substantial degree and is not required to use them in seeking its objective. In addition, Large Cap Growth Fund does not use hedging for speculative purposes and it has limits on its use of hedging instruments. Special risks of using hedging instruments are described in Large Cap Growth Fund's prospectus that accompanies this Prospectus/Proxy Statement. Trinity Growth Fund does not use hedging instruments. If the Reorganization is approved, Large Cap Growth Fund anticipates it will no longer invest in hedging instruments. Temporary Defense Investments. In times of adverse or unstable market, economic or political conditions, both Funds can invest up to 100% of its assets in temporary defensive investments. Generally they would be high-quality, short-term money market instruments, such as a U.S. government securities, highly rated commercial paper, short-term corporate debt obligations, bank deposits or repurchase agreements. The Funds can also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent either Fund invests defensively in these securities, it might not achieve its investment objective of capital appreciation. Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Neither Large Cap Growth nor Trinity Growth Fund will invest more than 10% (the Board can increase that limit to 15%) of its net assets in illiquid securities. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Certain restricted securities that are eligible for resale to qualified institutional buyers may not be subject to that limit, however, there may be a limited market for qualified institutional buyers. What are the fundamental investment restrictions of the Funds? Both Trinity Growth Fund and Large Cap Growth Fund have certain additional investment restrictions that, together with their investment objectives, are fundamental policies, changeable only by shareholder approval. Generally, these investment restrictions are similar between the Funds and are discussed below. o Neither Fund can invest 25% or more of their total assets in any industry. Obligations of the U.S. government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this policy. Large Cap Growth Fund will not invest 25% or more of its total assets in government securities of any one foreign company or in debt and equity securities issued by companies organized under the laws of any one foreign country. o Neither Fund can buy or sell real estate. However, they can purchase readily-marketable securities of companies holding real estate or interests in real estate. o The Funds cannot underwrite securities of other companies. A permitted exception is in case a Fund is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio. o Neither Fund can issue "senior securities," but this does not prohibit certain investment activities for which assets of the Funds are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures. o Neither Fund can invest in physical commodities or physical commodity contracts. However, it may buy and sell hedging instruments permitted by any of its other investment policies. o Neither Fund can buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities. This means that both Funds are presently a "diversified" investment company under the 1940 Act. o Trinity Growth Fund cannot borrow money except from banks in amounts not in excess of 5% of its assets as a temporary measure to meet redemptions. Large Cap Growth Fund, as a matter of non-fundamental policy, may borrow from banks on an unsecured basis to invest the borrowed funds in portfolio securities (a speculative technique known as "leverage"), provided that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing (also known as "300% asset coverage"). o Neither Fund can make loans. However, they can invest in debt securities that the Fund's investment policies and restrictions permit it to purchase. The Funds may also lend their portfolio securities and enter into repurchase agreements. o Neither Fund can mortgage, pledge or otherwise hypothecate any of its assets. However, this does not prohibit the Fund from escrow arrangements contemplated by the put and call activities of the Fund or other collateral or margin arrangements in connection with any of the hedging instruments permitted by any of its other policies. o Neither Fund cannot invest in companies for the purpose of acquiring control or management of them. How do the Account Features and Shareholder Services for the Funds Compare? Investment Management- Pursuant to each investment advisory agreement, the Manager acts as the investment advisor for both Funds. For Trinity Growth Fund, the Manager has retained Trinity Investment Management, the Sub-Advisor, to provide day-to-day portfolio management for Trinity Growth Fund. The sub-advisory fee is paid by the Manager out of its management fee. The investment advisory agreements state that the Manager will provide administrative services for the Funds, including compilation and maintenance of records, preparation and filing of reports required by the SEC, reports to shareholders, and composition of proxy statements and registration statements required by Federal and state securities laws. Further, the Sub-Advisor has agreed to furnish the Funds with office space, facilities and equipment and arrange for its employees to serve as officers of the Funds. The administrative services to be provided by the Manager under the investment advisory agreement will be at its own expense. Expenses not expressly assumed by the Manager under each Fund's advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the Funds. The investment advisory agreements list examples of expenses paid by the Funds, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. Both investment advisory agreements generally provide that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the agreement(s) relate. The agreements permit the Manager to act as investment advisor for any other person, firm or corporation. Pursuant to each agreement, the Manager is permitted to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Funds, the Manager may withdraw the right of the Funds to use the name "Oppenheimer" as part of their names. The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior officers of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has been an investment advisor since January 1960. The Manager (including subsidiaries and an affiliate) managed more than $120 billion in assets as of March 31, 2001, including more than 65 funds with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203. OppenheimerFunds Services, a division of the Manager, acts as transfer and shareholder servicing agent on an at-cost basis for both Trinity Growth Fund and Large Cap Growth Fund and for certain other open-end funds managed by the Manager and its affiliates. Distribution - Pursuant to General Distributor's Agreements, the Distributor acts as principal underwriter in a continuous public offering of shares of Trinity Growth Fund and Large Cap Growth Fund, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor, except for those for which the Distributor is paid under each Fund's Rule 12b-1 Distribution and Service Plan described below. Both Funds have adopted a Service Plan and Agreement under Rule 12b-1 of the Investment Company Act for their Class A shares. The Service Plan provides for the reimbursement to the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under the plan, payment is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Funds. The Distributor currently uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for expenses they incur in providing personal service and maintenance of accounts of their customers that hold Class A shares. Both Funds have adopted Distribution and Service Plans under Rule 12b-1 of the 1940 Act for their Class B, Class C and Class N shares. The Funds' Plans compensate the Distributor for its services in distributing Class B, Class C and Class N shares and servicing accounts. Under both Funds' Plans, the Funds pay the Distributor an asset-based sales charge at an annual rate of 0.75% of Class B and Class C assets, and an annual asset-based sales charge of 0.25% on Class N shares. The Distributor also receives a service fee 0.25% of average annual net assets under each plan. All fee amounts are computed on the average annual net assets of the class determined as of the close of each regular business day of each Fund. The Distributor uses all of the service fees to compensate broker-dealers for providing personal services and maintenance of accounts of their customers that hold shares of the Funds. The Class B and Class N asset-based sales charges are retained by the Distributor. After the first year, the Class C asset-based sales charges are paid to broker-dealers who hold or whose clients hold Class C shares as an ongoing concession for shares that have been outstanding for a year or more. Purchases and Redemptions - Both Funds are part of the OppenheimerFunds family of mutual funds. The procedures for purchases, exchanges and redemptions of shares of the Funds are identical. Shares of either Fund may be exchanged for shares of the same class of other Oppenheimer funds offering such shares. Exchange privileges are subject to amendment or termination at any time. Both Funds have the same initial and subsequent minimum investment amounts for the purchase of shares. These amounts are $1,000 and $25, respectively. Both Funds have a maximum initial sales charge of 5.75% on Class A shares for purchases of less than $25,000. The sales charge of 5.75% is reduced for purchases of Class A shares of $25,000 or more. Investors who purchase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge of up to 1% if the shares are sold within 18 calendar months from the end of the calendar month during which they were purchased. Class B shares of the Funds are sold without a front-end sales charge but may be subject to a contingent deferred sales charge ("CDSC") upon redemption depending on the length of time the shares are held. The CDSC begins at 5% for shares redeemed in the first year and declines to 1% in the sixth year and is eliminated after that. Class C shares may be purchased without an initial sales charge, but if redeemed within 12 months of buying them, a CDSC of 1% may be deducted. Class N shares are, purchased without an initial sales charge, but if redeemed within 18 months of the retirement plan's first purchase of N shares, a CDSC of 1% may be deducted. Class A, Class B, Class C, Class N and Class Y shares of Large Cap Growth Fund received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC will be imposed on any Trinity Growth Fund shares exchanged for Large Cap Growth Fund shares as a result of the Reorganization. However, any CDSC that applies to Trinity Growth Fund shares as of the date of the exchange will carry over to Large Cap Growth Fund shares received in the Reorganization. Shareholder Services--Both Funds also offer the following privileges: (i) Right of Accumulation, (ii) Letter of Intent, (iii) reinvestment of dividends and distributions at net asset value, (iv) net asset value purchases by certain individuals and entities, (v) Asset Builder (automatic investment) Plans, (vi) Automatic Withdrawal and Exchange Plans for shareholders who own shares of the Funds valued at $5,000 or more, (vii) AccountLink and PhoneLink arrangements, (viii) exchanges of shares for shares of the same class of certain other funds at net asset value, and (ix) telephone and Internet redemption and exchange privileges. All of such services and privileges are subject to amendment or termination at any time and are subject to the terms of the Funds' respective prospectuses. Dividends and Distributions - Both Funds intend to declare dividends separately for each class of shares from net investment income on an annual basis and to pay those dividends to shareholders in December on a date selected by the Board of Trustees of each Fund. Dividends and the distributions paid on Class A, Class B, Class C, Class N or Class Y shares may vary over time, depending on market conditions, the composition of the Funds' portfolios, and expenses borne by the particular class of shares. Dividends paid on Class A shares will generally be higher than those paid on Class B, Class C, Class N or Class Y shares, which normally have higher expenses than Class A. The Funds have no fixed dividend rates and there can be no guarantee that either Fund will pay any dividends or distributions. Either Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Funds may make supplemental distributions of dividends and capital gains following the end of their fiscal years. VOTING INFORMATION How many votes are necessary to approve the Reorganization Agreement? The affirmative vote of the holders of a majority of the total number of shares of Trinity Growth Fund outstanding and entitled to vote is necessary to approve the Reorganization Agreement and the transactions contemplated thereby. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Trinity Growth Fund held on the Record Date. If sufficient votes to approve the proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute a quorum) may adjourn the Meeting to permit further solicitation of proxies. How do I ensure my vote is accurately recorded? You can vote in either of two ways: o By mail, with the enclosed proxy card. o In person at the Meeting. A proxy card is, in essence, a ballot. If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Reorganization Agreement. Shareholders may also be able to vote by telephone to the extent permitted by state law. Can I revoke my proxy? Yes. You may revoke your proxy at any time before it is voted by (i) writing to the Secretary of Trinity Growth Fund at Two World Trade Center, 34th Floor, New York, New York 10048 (if received in time to be acted upon); (ii) attending the Meeting and voting in person; or (iii) signing and returning a later-dated proxy (if returned and received in time to be voted). What other matters will be voted upon at the Meeting? The Board of Trustees of Trinity Growth Fund does not intend to bring any matters before the Meeting other than those described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matters legally come before the Meeting, the proxy ballots confer discretionary authority with respect to such matters, and it is the intention of the persons named to vote proxies to vote in accordance with their judgment in such matters. Who is entitled to vote? Shareholders of record of Trinity Growth Fund at the close of business on May 20, 2001 (the "record date") will be entitled to vote at the Meeting. On the Record Date, there were _____________ outstanding shares of Trinity Growth Fund, consisting of _____________ Class A shares, _____________ Class B shares, _____________ Class C shares, _____________ Class N shares and _____________ Class Y shares. On the Record Date there were _____________ outstanding shares of Large Cap Growth Fund, consisting of _____________ Class A shares, _____________ Class B shares, _____________ Class C shares, _________ Class N shares and ________ Class Y shares. Under relevant state law and Trinity Growth Fund's charter documents, proxies representing abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved. For purposes of the Meeting, a majority of shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum. Large Cap Growth Fund shareholders do not vote on the Reorganization. What other solicitations will be made? Trinity Growth Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record, and may reimburse them for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers of Trinity Growth Fund or officers and employees of OppenheimerFunds Services, without extra pay, may conduct additional solicitations personally or by telephone or telegraph. Any expenses so incurred will be borne by OppenheimerFunds Services. Proxies may also be solicited by a proxy solicitation firm hired at Trinity Growth Fund's expense. If a proxy solicitation firm is hired, it is anticipated that the cost of engaging a proxy solicitation firm would not exceed $32,000 plus the additional costs which would be incurred in connection with contacting those shareholders who have not voted. Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, and the broker-dealer does not have discretionary power to vote such street account shares under applicable stock exchange rules, the shares represented thereby will be considered to be present at the Meeting for purposes of only determining the quorum ("broker non-votes"). Because of the need to obtain a majority vote for the Reorganization proposal to pass, broker non-votes will have the same effect as a vote "against" the Proposal. Are there appraisal rights? No. Under the 1940 Act, shareholders do not have rights of appraisal as a result of the Reorganization. Although appraisal rights are unavailable, you have the right to redeem your shares at net asset value until the closing date for the Reorganization. After the closing date, you may redeem your new Large Cap Growth Fund shares or exchange them into shares of certain other funds in the OppenheimerFunds family of mutual funds, subject to the terms of the prospectuses of both funds. INFORMATION ABOUT LARGE CAP GROWTH FUND Information about Large Cap Growth Fund is included in Large Cap Growth Fund's Prospectus, which is attached to and considered a part of this Proxy Statement and Prospectus. Additional information about Large Cap Growth Fund is included the Fund's Statement of Additional Information dated January 30, 2001, as revised March 1, 2001, its Annual Report and Semi-Annual Reports dated July 31, 2000 and January 31, 2001, respectively, which have been filed with the SEC and are incorporated herein by reference. You may request a free copy of these materials and other information by calling 1.800.525.7048 or by writing to Large Cap Growth Fund at OppenheimerFunds Services, P.O. Box 5270, Denver, CO 80217. Large Cap Growth Fund also files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room in Washington, D.C. (Phone: 1.202.942.8090) or the EDGAR database on the SEC's Internet website at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address: PUBLICINFO@SEC.GOV or by writing to the SEC's Public Reference Section, Washington, ------------------ D.C. 20549-0102. INFORMATION ABOUT TRINITY GROWTH FUND Information about Trinity Growth Fund is included in the current Trinity Growth Fund Prospectus. This document has been filed with the SEC and is incorporated by reference herein. Additional information about Trinity Growth Fund is also included in the Fund's Statement of Additional Information dated January 22, 2001, as revised March 1, 2001, Annual Report dated July 31, 2000 and Semi-Annual Report dated January 31, 2001, which have been filed with the SEC and are incorporated by reference herein. You may request free copies of these or other documents relating to Trinity Growth Fund by calling 1.800.525.7048 or by writing to OppenheimerFunds Services, P.O. Box 5270, Denver, CO 80217. Reports and other information filed by Trinity Growth Fund can be inspected and copied at: the SEC's Public Reference Room in Washington, D.C. (Phone: 1.202.942.8090) or the EDGAR database on the SEC's Internet web-site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address: PUBLICINFO@SEC.GOV or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. ------------------ PRINCIPAL SHAREHOLDERS As of the Record Date, the officers and Trustees of Trinity Growth Fund, as a group, owned less than 1% of the outstanding voting shares of Trinity Growth Fund and Large Cap Growth Fund. As of May 20, 2001, the only persons who owned of record or was known by the Trinity Growth Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were as follows: [TO BE PROVIDED] To the knowledge of Large Cap Growth Fund, as of the Record Date, no person owned (beneficially or of record) 5% or more of the outstanding shares of Large Cap Growth Fund except for__________________________________________________-. By Order of the Board of Trustees Andrew J. Donohue, Secretary June ____, 2001 EXHIBITS TO THE COMBINED PROXY STATEMENT AND PROSPECTUS Exhibit ------- A Agreement and Plan of Reorganization between Oppenheimer Trinity Growth Fund and Oppenheimer Large Cap Growth Fund AGREEMENT AND PLAN OF REORGANIZATION AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of April 12, 2001 by and between Oppenheimer Trinity Growth Fund ("Trinity Growth Fund"), a Massachusetts business trust and Oppenheimer Large Cap Growth Fund ("Large Cap Growth Fund"), a Massachusetts business trust. W I T N E S S E T H: WHEREAS, the parties are each open-end investment companies of the management type; and WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of Trinity Growth Fund through the acquisition by Large Cap Growth Fund of substantially all of the assets of Trinity Growth Fund in exchange for the voting shares of beneficial interest ("shares") of Class A, Class B, Class C, Class N and Class Y shares of Large Cap Growth Fund and the assumption by Large Cap Growth Fund of certain liabilities of Trinity Growth Fund, which Class A, Class B and Class C shares of Large Cap Growth Fund are to be distributed by Trinity Growth Fund pro rata to its shareholders in complete liquidation of Trinity Growth Fund and complete cancellation of its shares; NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows: 1. The parties hereto hereby adopt this Agreement and Plan of Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Large Cap Growth Fund of substantially all of the assets of Trinity Growth Fund in exchange for Class A, Class B, Class C, Class N and Class Y shares of Large Cap Growth Fund and the assumption by Large Cap Growth Fund of certain liabilities of Trinity Growth Fund, followed by the distribution of such Class A, Class B, Class C, Class N and Class Y shares of Large Cap Growth Fund to the Class A, Class B, Class C, Class N and Class Y shareholders of Trinity Growth Fund in exchange for their Class A, Class B, Class C, Class N and Class Y shares of Trinity Growth Fund, all upon and subject to the terms of the Agreement hereinafter set forth. The share transfer books of Trinity Growth Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Trinity Growth Fund; redemption requests received by Trinity Growth Fund after that date shall be treated as requests for the redemption of the shares of Large Cap Growth Fund to be distributed to the shareholder in question as provided in Section 5 hereof. 2. On the Closing Date (as hereinafter defined), all of the assets of Trinity Growth Fund on that date, excluding a cash reserve (the "cash reserve") to be retained by Trinity Growth Fund sufficient in its discretion for the payment of the expenses of Trinity Growth Fund's dissolution and its liabilities, but not in excess of the amount contemplated by Section 10E, shall be delivered as provided in Section 8 to Large Cap Growth Fund, in exchange for and against delivery to Trinity Growth Fund on the Closing Date of a number of Class A, Class B and Class C shares of Large Cap Growth Fund, having an aggregate net asset value equal to the value of the assets of Trinity Growth Fund so transferred and delivered. 3. The net asset value of Class A, Class B and Class C shares of Large Cap Growth Fund and the value of the assets of Trinity Growth Fund to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A, Class B and Class C shares of Large Cap Growth Fund and the Class A, Class B and Class C shares of Trinity Growth Fund shall be done in the manner used by Large Cap Growth Fund and Trinity Growth Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Large Cap Growth Fund in such computation shall be applied to the valuation of the assets of Trinity Growth Fund to be transferred to Large Cap Growth Fund. Trinity Growth Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Trinity Growth Fund's shareholders all of Trinity Growth Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward). 4. The closing (the "Closing") shall be at the offices of OppenheimerFunds, Inc. (the "Agent"), 6803 S Tucson Way, Englewood, CO 80112, New York time on July 30, 2001 or at such other time or place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is herein referred to as the "Valuation Date." In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination. 5. In conjunction with the Closing, Trinity Growth Fund shall distribute on a pro rata basis to the shareholders of Trinity Growth Fund as of the Valuation Date Class A, Class B, Class C, Class N and Class Y shares of Large Cap Growth Fund received by Trinity Growth Fund on the Closing Date in exchange for the assets of Trinity Growth Fund in complete liquidation of Trinity Growth Fund; for the purpose of the distribution by Trinity Growth Fund of Class A, Class B, Class C, Class N and Class Y shares of Large Cap Growth Fund to Trinity Growth Fund's shareholders, Large Cap Growth Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A, Class B, Class C, Class N and Class Y shares of Large Cap Growth Fund on the books of Large Cap Growth Fund to each Class A, Class B, Class C, Class N and Class Y shareholder of Trinity Growth Fund in accordance with a list (the "Shareholder List") of Trinity Growth Fund shareholders received from Trinity Growth Fund; and (b) confirm an appropriate number of Class A, Class B, Class C, Class N and Class Y shares of Large Cap Growth Fund to each Class A, Class B, Class C, Class N and Class Y shareholder of Trinity Growth Fund; certificates for Class A shares of Large Cap Growth Fund will be issued upon written request of a former shareholder of Trinity Growth Fund but only for whole shares, with fractional shares credited to the name of the shareholder on the books of Large Cap Growth Fund and only after any share certificates for Trinity Growth Fund are returned to the transfer agent. The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Trinity Growth Fund, indicating his or her share balance. Trinity Growth Fund agrees to supply the Shareholder List to Large Cap Growth Fund not later than the Closing Date. Shareholders of Trinity Growth Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of Large Cap Growth Fund which they received. 6. Within one year after the Closing Date, Trinity Growth Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the cash reserve to Large Cap Growth Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Trinity Growth Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of Trinity Growth Fund outstanding on the Valuation Date. 7. Prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the Closing, Large Cap Growth Fund will be in compliance with all of its investment policies and restrictions. At the Closing, Trinity Growth Fund shall deliver to Large Cap Growth Fund two copies of a list setting forth the securities then owned by Trinity Growth Fund. Promptly after the Closing, Trinity Growth Fund shall provide Large Cap Growth Fund a list setting forth the respective federal income tax bases thereof. 8. Portfolio securities or written evidence acceptable to Large Cap Growth Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Trinity Growth Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Trinity Growth Fund on the Closing Date to Large Cap Growth Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer payable to the order of Large Cap Growth Fund for the account of Large Cap Growth Fund. Class A, Class B, Class C, Class N and Class Y shares of Large Cap Growth Fund representing the number of Class A, Class B, Class C, Class N and Class Y shares of Large Cap Growth Fund being delivered against the assets of Trinity Growth Fund, registered in the name of Trinity Growth Fund, shall be transferred to Trinity Growth Fund on the Closing Date. Such shares shall thereupon be assigned by Trinity Growth Fund to its shareholders so that the shares of Large Cap Growth Fund may be distributed as provided in Section 5. If, at the Closing Date, Trinity Growth Fund is unable to make delivery under this Section 8 to Large Cap Growth Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Trinity Growth Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Trinity Growth Fund's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and Trinity Growth Fund will deliver to Large Cap Growth Fund by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Large Cap Growth Fund, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Large Cap Growth Fund. 9. Large Cap Growth Fund shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Trinity Growth Fund, but Trinity Growth Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by Trinity Growth Fund. Trinity Growth Fund and Large Cap Growth Fund will bear the cost of their respective tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the Fund issuing the document. Any other out-of-pocket expenses of Large Cap Growth Fund and Trinity Growth Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by Trinity Growth Fund and Large Cap Growth Fund, respectively, in the amounts so incurred by each. 10. The obligations of Large Cap Growth Fund hereunder shall be subject to the following conditions: A. The Board of Trustees of Trinity Growth Fund shall have authorized the execution of the Agreement, and the shareholders of Trinity Growth Fund shall have approved the Agreement and the transactions contemplated hereby, and Trinity Growth Fund shall have furnished to Large Cap Growth Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Trinity Growth Fund; such shareholder approval shall have been by the affirmative vote required by the Massachusetts Law and its charter documents at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined). B. Large Cap Growth Fund shall have received an opinion dated as of the Closing Date from counsel to Trinity Growth Fund, to the effect that (i) Trinity Growth Fund is a business trust duly organized, validly existing and in good standing under the laws of the State of Massachusetts with full corporate powers to carry on its business as then being conducted and to enter into and perform the Agreement; and (ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on Trinity Growth Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Trinity Growth Fund. Massachusetts counsel may be relied upon for this opinion. C. The representations and warranties of Trinity Growth Fund contained herein shall be true and correct at and as of the Closing Date, and Large Cap Growth Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer of Trinity Growth Fund, dated as of the Closing Date, to that effect. D. On the Closing Date, Trinity Growth Fund shall have furnished to Large Cap Growth Fund a certificate of the Treasurer or Assistant Treasurer of Trinity Growth Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Trinity Growth Fund as of the Closing Date. E. The cash reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Trinity Growth Fund at the close of business on the Valuation Date. F. A Registration Statement on Form N-14 filed by Large Cap Growth Fund under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act. G. On the Closing Date, Large Cap Growth Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to Large Cap Growth Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Trinity Growth Fund arising out of litigation brought against Trinity Growth Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Trinity Growth Fund delivered to Large Cap Growth Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances. H. Large Cap Growth Fund shall have received an opinion, dated as of the Closing Date, of KPMG LLP, to the same effect as the opinion contemplated by Section 11.E. of the Agreement. I. Large Cap Growth Fund shall have received at the Closing all of the assets of Trinity Growth Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever. The obligations of Trinity Growth Fund hereunder shall be subject to the following conditions: A. The Board of Trustees of Large Cap Growth Fund shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and Large Cap Growth Fund shall have furnished to Trinity Growth Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Large Cap Growth Fund. B. Trinity Growth Fund's shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote required by the Massachusetts Law and its charter documents and Trinity Growth Fund shall have furnished Large Cap Growth Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Trinity Growth Fund. C. Trinity Growth Fund shall have received an opinion dated as of the Closing Date from counsel to Large Cap Growth Fund, to the effect that (i) Large Cap Growth Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement; (ii) all actions necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Large Cap Growth Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Large Cap Growth Fund, and (iii) the shares of Large Cap Growth Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable, except as set forth under "Shareholder and Trustee Liability" in Large Cap Growth Fund's Statement of Additional Information. Massachusetts counsel may be relied upon for this opinion. D. The representations and warranties of Large Cap Growth Fund contained herein shall be true and correct at and as of the Closing Date, and Trinity Growth Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or the Assistant Secretary or the Treasurer of the Trust to that effect dated as of the Closing Date. E. Trinity Growth Fund shall have received an opinion of KPMG LLP to the effect that the federal tax consequences of the transaction, if carried out in the manner outlined in the Agreement and in accordance with (i) Trinity Growth Fund's representation that there is no plan or intention by any Trinity Growth Fund shareholder who owns 5% or more of Trinity Growth Fund's outstanding shares, and, to Trinity Growth Fund's best knowledge, there is no plan or intention on the part of the remaining Trinity Growth Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Large Cap Growth Fund shares received in the transaction that would reduce Trinity Growth Fund shareholders' ownership of Large Cap Growth Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Trinity Growth Fund shares as of the same date, and (ii) the representation by each of Trinity Growth Fund and Large Cap Growth Fund that, as of the Closing Date, Trinity Growth Fund and Large Cap Growth Fund will qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, will be as follows: 1. The transactions contemplated by the Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder. 2. Trinity Growth Fund and Large Cap Growth Fund will each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2) of the Code. 3. No gain or loss will be recognized by the shareholders of Trinity Growth Fund upon the distribution of Class A, Class B and Class C shares of beneficial interest in Large Cap Growth Fund to the shareholders of Trinity Growth Fund pursuant to Section 354 of the Code. 4. Under Section 361(a) of the Code no gain or loss will be recognized by Trinity Growth Fund by reason of the transfer of substantially all its assets in exchange for Class A, Class B and Class C shares of Large Cap Growth Fund. 5. Under Section 1032 of the Code no gain or loss will be recognized by Large Cap Growth Fund by reason of the transfer of substantially all of Trinity Growth Fund's assets in exchange for Class A, Class B and Class C shares of Large Cap Growth Fund and Large Cap Growth Fund's assumption of certain liabilities of Trinity Growth Fund. 6. The shareholders of Trinity Growth Fund will have the same tax basis and holding period for the Class A, Class B and Class C shares of beneficial interest in Large Cap Growth Fund that they receive as they had for Trinity Growth Fund shares that they previously held, pursuant to Section 358(a) and 1223(1), respectively, of the Code. 7. The securities transferred by Trinity Growth Fund to Large Cap Growth Fund will have the same tax basis and holding period in the hands of Large Cap Growth Fund as they had for Trinity Growth Fund, pursuant to Section 362(b) and 1223(1), respectively, of the Code. F. The cash reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Trinity Growth Fund at the close of business on the Valuation Date. G. A Registration Statement on Form N-14 filed by Large Cap Growth Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act. H. On the Closing Date, Trinity Growth Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to Trinity Growth Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Large Cap Growth Fund arising out of litigation brought against Large Cap Growth Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Large Cap Growth Fund delivered to Trinity Growth Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances. I. Trinity Growth Fund shall acknowledge receipt of the Class A, Class B and Class C shares of Large Cap Growth Fund. 12. Trinity Growth Fund hereby represents and warrants that: A. The audited financial statements of Trinity Growth Fund as of July 31, 2000 and unaudited financial statements as of January 31, 2001 heretofore furnished to Large Cap Growth Fund, present fairly the financial position, results of operations, and changes in net assets of Trinity Growth Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from January 31, 2001 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Trinity Growth Fund, it being agreed that a decrease in the size of Trinity Growth Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change; B. Contingent upon approval of the Agreement and the transactions contemplated thereby by Trinity Growth Fund's shareholders, Trinity Growth Fund has authority to transfer all of the assets of Trinity Growth Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever; C. The Prospectus, as amended and supplemented, contained in Trinity Growth Fund's Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; D. There is no material contingent liability of Trinity Growth Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Trinity Growth Fund, threatened against Trinity Growth Fund, not reflected in such Prospectus; E. Except for the Agreement, there are no material contracts outstanding to which Trinity Growth Fund is a party other than those ordinary in the conduct of its business; F. Trinity Growth Fund is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the State of Massachusetts; and has all necessary and material Federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and Trinity Growth Fund that is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect; G. All Federal and other tax returns and reports of Trinity Growth Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Trinity Growth Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Trinity Growth Fund ended July 31, 2000 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due; and H. Trinity Growth Fund has elected that Trinity Growth Fund be treated as a regulated investment company and, for each fiscal year of its operations, Trinity Growth Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Trinity Growth Fund intends to meet such requirements with respect to its current taxable year. 13. Large Cap Growth Fund hereby represents and warrants that: A. The audited financial statements of Large Cap Growth Fund as of July 31, 2000 and unaudited financial statements as of January 31, 2001 heretofore furnished to Trinity Growth Fund, present fairly the financial position, results of operations, and changes in net assets of Large Cap Growth Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from January 31, 2001 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Large Cap Growth Fund, it being understood that a decrease in the size of Large Cap Growth Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change; B. The Prospectus, as amended and supplemented, contained in Large Cap Growth Fund's Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; C. Except for this Agreement, there is no material contingent liability of Large Cap Growth Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Large Cap Growth Fund, threatened against Large Cap Growth Fund, not reflected in such Prospectus; D. There are no material contracts outstanding to which Large Cap Growth Fund is a party other than those ordinary in the conduct of its business; E. Large Cap Growth Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; Large Cap Growth Fund has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the Class A, Class B and Class C shares of Large Cap Growth Fund which it issues to Trinity Growth Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, except as set forth under "Shareholder & Trustee Liability" in Large Cap Growth Fund's Statement of Additional Information, will conform to the description thereof contained in Large Cap Growth Fund's Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required; and Large Cap Growth Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect; F. All federal and other tax returns and reports of Large Cap Growth Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Large Cap Growth Fund, no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Large Cap Growth Fund ended July 31, 2000 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due; G. Large Cap Growth Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Large Cap Growth Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Large Cap Growth Fund intends to meet such requirements with respect to its current taxable year; H. Large Cap Growth Fund has no plan or intention (i) to dispose of any of the assets transferred by Trinity Growth Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Class A, Class B, Class C, Class N and Class Y shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and I. After consummation of the transactions contemplated by the Agreement, Large Cap Growth Fund intends to operate its business in a substantially unchanged manner. 14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Large Cap Growth Fund hereby represents to and covenants with Trinity Growth Fund that, if the reorganization becomes effective, Large Cap Growth Fund will treat each shareholder of Trinity Growth Fund who received any of Large Cap Growth Fund's shares as a result of the reorganization as having made the minimum initial purchase of shares of Large Cap Growth Fund received by such shareholder for the purpose of making additional investments in shares of Large Cap Growth Fund, regardless of the value of the shares of Large Cap Growth Fund received. 15. Large Cap Growth Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. Trinity Growth Fund covenants and agrees to liquidate and dissolve as soon as practicable to the extent required under the laws of the State of Massachusetts, and, upon Closing, to cause the cancellation of its outstanding shares. 16. The obligations of the parties shall be subject to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating this Agreement, provided, however, that in the event that a party shall terminate this Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with this Agreement. 17. The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable. 18. All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver. 19. Large Cap Growth Fund understands that the obligations of Trinity Growth Fund under the Agreement are not binding upon any Trustee or shareholder of Trinity Growth Fund personally, but bind only Trinity Growth Fund and Trinity Growth Fund's property. 20. Trinity Growth Fund understands that the obligations of Large Cap Growth Fund under the Agreement are not binding upon any trustee or shareholder of Large Cap Growth Fund personally, but bind only Large Cap Growth Fund and Large Cap Growth Fund's property. Trinity Growth Fund represents that it has notice of the provisions of the Declaration of Trust of Large Cap Growth Fund disclaiming shareholder and trustee liability for acts or obligations of Large Cap Growth Fund. IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above. OPPENHEIMER TRINITY GROWTH FUND By: /s/ Andrew J. Donohue Andrew J. Donohue Secretary OPPENHEIMER LARGE CAP GROWTH FUND By: /s/ Andrew J. Donohue Andrew J. Donohue Secretary Part B ------ STATEMENT OF ADDITIONAL INFORMATION TO PROSPECTUS/PROXY STATEMENT Acquisition of the Assets of the OPPENHEIMER TRINITY GROWTH FUND By and in exchange for Shares of the OPPENHEIMER LARGE CAP GROWTH FUND This Statement of Additional Information to this Prospectus/Proxy Statement (the "SAI") relates specifically to the proposed delivery of substantially all of the assets of Oppenheimer Trinity Growth Fund ("Trinity Growth Fund") for shares of Oppenheimer Large Cap Growth Fund ("Large Cap Growth Fund"). This SAI consists of this Cover Page and the following documents: (i) Annual and Semi-Annual Reports dated July 31, 2000 and January 31, 2001, respectively, of Trinity Growth Fund; (ii) the Annual and Semi-Annual Reports dated July 31, 2000 and January 31, 2001, respectively of Large Cap Growth Fund; (iii) the Prospectus of Trinity Growth Fund dated January 22, 2001 as revised March 1, 2001; (iv) the Statement of Additional Information of Trinity Growth Fund dated January 22, 2001 as revised March 1, 2001; (iv) the Statement of Additional Information of Large Cap Growth Fund dated January 30, 2001 as revised March 1, 2001; and (v) the pro forma financial statements for the 12 month period ended January 31, 2001. This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated June _____, 2001, relating to the above-referenced transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1.800.525.7048 or by writing OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217. The date of this SAI is June ______, 2001. Proxy\341-to775 (Growth Merger 2001)\Merger Proxy_02

OPPENHEIMER LARGE CAP GROWTH FUND

Supplement dated March 1, 2001 to the

Prospectus dated January 30, 2001

The Prospectus is changed as follows: 1. The Prospectus supplement dated January 30, 2001 is withdrawn.

        2. The following sentence is added before the sentence “Non retirement plan investors cannot buy Class N shares directly” in the paragraph “Class N Shares” under the heading “What Classes of Shares Does the Fund Offer?" on page 14:

Class N shares also are offered to rollover IRAs sponsored by the Manager that purchase Class N shares with the proceeds from a distribution from a qualified retirement plan or 403(b) plan sponsored by the Manager. 3. The Prospectus is changed by adding the following after "How Can You Reduce Class A Sales Charges?" on page 17:
Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor. The Distributor pays dealers of record concessions in an amount equal to 0.25% of purchases by those retirement plans. That concession will not be paid on purchases of shares by a retirement plan made with the proceeds of the redemption of Class N shares of one or more Oppenheimer funds held by the plan for more than eighteen (18) months.

        4. The following sentence is added before the sentence “Non retirement plan investors cannot buy Class N shares directly” in the first paragraph under the heading “How Can You Buy Class N Shares?” on page 18:

Class N shares also are offered to rollover IRAs sponsored by the Manager that purchase Class N shares with the proceeds from a distribution from a qualified retirement plan or 403(b) plan sponsored by the Manager. March 1, 2001 PS0775.007

OppenheimerLarge
Cap Growth Fund

Prospectus dated January 30, 2001
Oppenheimer Large Cap Growth Fund is a mutual fund. It seeks capital appreciation to make your investment grow. It emphasizes investments in common stocks selected from among those included in the Russell 1000® Growth Index.

This Prospectus contains important information about the Fund’s objective, its investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this Prospectus carefully before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise. 1234 24

CONTENTS

---------------------------- ----------------------------------------------------------------------------------------- ABOUT THE FUND The Fund's Investment Objective and Strategies Main Risks of Investing in the Fund The Fund's Performance Fees and Expenses of the Fund About the Fund's Investments How the Fund is Managed ABOUT YOUR ACCOUNT How to Buy Shares Class A Shares Class B Shares Class C Shares Class N Shares Class Y Shares Special Investor Services AccountLink PhoneLink OppenheimerFunds Internet Web Site Retirement Plans How to Sell Shares By Mail By Telephone How to Exchange Shares Shareholder Account Rules and Policies Dividends, Capital Gains and Taxes Financial Highlights ---------------------------- ----------------------------------------------------------------------------------------- ABOUT THE FUND

The Fund’s Investment Objective and Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks capital appreciation. WHAT DOES THE FUND MAINLY INVEST IN? The Fund invests mainly in common stocks of U.S. companies the portfolio manager has selected from among those included in the Russell 1000(R)Growth Index.

HOW DOES THE PORTFOLIO MANAGER DECIDE WHAT SECURITIES TO BUY OR SELL? The portfolio manager uses a multi-factor quantitative model to look for companies within the Russell 1000® Growth Index that he believes have above-average earnings prospects but are selling at below-normal valuations. The Fund measures the capitalization of its portfolio investments on a dollar-weighted basis in selecting a large cap median valuation. The Russell 1000® Growth Index (the “Index”) consists of common stocks that are believed to have a greater-than-average growth orientation. The index is a subset of the Russell 1000® Index, an index of large-cap U.S. companies. The portfolio manager focuses on factors that may vary in particular cases and over time. Currently, he looks for:

o Companies that he believes have above-average growth potential,
o Companies with increasing earnings momentum and a history of positive earnings growth, o Companies with strong relative earnings growth, particularly those with internal growth, o Companies whose stocks have below-normal valuations.

The portfolio manager uses fundamental analysis, relying on both internal research and analysis from other sources in selecting stocks from the Index, by using a disciplined quantitative process to rank stocks within the Index to determine whether to buy, hold or sell particular stocks. The portfolio is normally weighted to reflect the industry group weightings within the Index.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for investors seeking capital appreciation in their investment over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a growth fund focusing on stock investments. Since the Fund does not seek income and its income from its investments will likely be small, it is not designed for investors needing income. Because of its focus on long-term growth, the Fund may be appropriate for a portion of a retirement plan investment. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund’s investments are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Fund’s investment Manager, OppenheimerFunds, Inc., will cause the Fund to underperform other funds having a similar objective.

RISKS OF INVESTING IN STOCKS. Because the Fund invests primarily in common stocks of U.S. companies, the value of the Fund’s portfolio will be affected by changes in the U.S. stock markets. Market risk will affect the Fund’s net asset values per share, which will fluctuate as the values of the Fund’s portfolio securities change. The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry. The Manager may increase the relative emphasis of its investments in a particular industry from time to time as its relative weighting within the Russell 1000(R)Growth Index changes. To the extent that the Fund increases the relative emphases of its investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the Fund, and can affect the value of the Fund’s investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

        The Fund focuses on investing in growth stocks for long-term capital appreciation. In the short term, the stock markets can be volatile, and the price of the Fund’s shares can go up and down substantially. Growth stocks may be more volatile than other equity investments. The Fund generally does not use income-oriented investments to help cushion the Fund’s total return from changes in stock prices. In the OppenheimerFunds spectrum, the Fund is generally more aggressive than funds that invest in both stocks and bonds or in investment grade debt securities, but may be less volatile than small-cap and emerging markets stock funds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund’s Performance

The bar chart and table below show one measure of the risks of investing in the Fund by showing changes in the Fund’s performance (for its Class A shares) from year to year for the full calendar year since the Fund’s inception and by showing how the average annual total returns of the Fund’s Class A shares compare to those of a broad-based market index. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

Annual Total Returns (Class A) (% as of 12/31 each year) [See appendix to prospectus for data in bar chart showing annual total returns] Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 20.49% (4Q'99) and the lowest return (not annualized) for a calendar quarter was -22.08% (4Q'00). Average Annual Total Returns 1 Year 5 Years 10 Years For the periods ended December 31, 2000 (or life of (or life of (or life of class Class A Shares (inception 12/17/98) class if less) class if less) if less) Russell 1000 Growth Index1 -27.08% 1.66% N/A S&P 500 Index1 -22.42% 1.64% N/A Class B Shares (inception 3/1/99) -9.10% 4.89% N/A Class C Shares (inception 3/1/99) -27.11% -0.58% N/A Class Y shares (inception 12/17/98) -23.92% 1.76% N/A -22.25% 5.12% N/A 1From 12/31/98

The Fund’s average annual total returns include the applicable sales charges: for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charges of 5% (1-year) and 4% (life of class); and for Class C, the 1% contingent deferred sales charge for the 1-year period. Because Class N shares were not offered for sale during the year ended December 31, 2000, no performance information is included in the table above. There is no sales charge on Class Y shares. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund’s Class A shares is compared to the Russell 1000 Growth Index, an index of large cap U.S. companies with a greater-than-average growth orientation and to the Standard &Poor’s 500 Index, an unmanaged index of U.S. equity securities. The index performance reflects the reinvestment of income but does not reflect transaction costs. The Fund may have investments that vary from the index.

Fees and Expenses of the Fund

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund’s assets to calculate the Fund’s net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund’s expenses during its fiscal year ended July 31, 2000, except that the numbers for Class N shares, which is a new class of shares, are based on the Fund’s anticipated expenses for Class N shares during the upcoming year.

Shareholder Fees (charges paid directly from your investment): Class A Class B Shares Class C Class N Class Y Shares Shares Shares Shares Maximum Sales Charge (Load) on 5.75% None None None None Purchases (as % of offering price) -------------------------------------- -------------- ---------------- ------------ ------------- ------------- Maximum Deferred Sales Charge (Load) (as % of the lower of the None1 5%2 1%3 1%4 None original offering price or redemption proceeds)
1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for retirement plan accounts) of Class A shares. See “How to Buy Shares” for details. 2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase. 4. Applies to shares redeemed within 18 months of retirement plan's first purchase. Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets) Class A Class B Shares Class C Shares Class N Class Y Shares Shares Shares Management Fees 0.75% 0.75% 0.75% 0.75% 0.75% ------------------------------------------------- ------------- ---------------- --------------- ---------------- --------------- Distribution and/or Service (12b-1) Fees 0.21% 1.00% 1.00% 0.50% None ------------------------------------------------- ------------- ---------------- --------------- ---------------- --------------- Other Expenses 0.95% 0.94% 0.97% 0.70% 0.70% ------------------------------------------------- ------------- ---------------- --------------- ---------------- --------------- Total Annual Operating Expenses 1.91% 2.69% 2.72% 1.95% 1.45%
Expenses may vary in future years. “Other Expenses” include transfer agent fees, custodial expenses, and accounting and legal expenses the Fund pays. Class N shares were not offered for sale during the Fund’s last fiscal year. The expenses above for Class N shares are based on the expected expenses for that class of shares for the current fiscal year.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class’s operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

If shares are redeemed: 1 Year 3 Years 5 Years 10 Years1 ------------------------------------ ------------------ ------------------- ------------------- ----------------- ------------------------------------ ------------------ ------------------- ------------------- ----------------- Class A Shares $758 $1,141 $1,547 $2,679 ------------------------------------ ------------------ ------------------- ------------------- ----------------- ------------------------------------ ------------------ ------------------- ------------------- ----------------- Class B Shares $772 $1135 $1,625 $2,662 ------------------------------------ ------------------ ------------------- ------------------- ----------------- ------------------------------------ ------------------ ------------------- ------------------- ----------------- Class C Shares $375 $844 $1,440 $3,051 ------------------------------------ ------------------ ------------------- ------------------- ----------------- ------------------------------------ ------------------ ------------------- ------------------- ----------------- Class N Shares $298 $612 $1,052 $2,275 ------------------------------------ ------------------ ------------------- ------------------- ----------------- ------------------------------------ ------------------ ------------------- ------------------- ----------------- Class Y Shares $148 $459 $792 $1,735 ------------------------------------ ------------------------------------ If shares are not redeemed: 1 Year 3 Years 5 Years 10 Years1 ------------------------------------ ------------------ ------------------- ------------------- ----------------- ------------------------------------ ------------------ ------------------- ------------------- ----------------- Class A Shares $758 $1,141 $1,547 $2,679 ------------------------------------ ------------------ ------------------- ------------------- ----------------- ------------------------------------ ------------------ ------------------- ------------------- ----------------- Class B Shares $272 $835 $1,425 $2,662 ------------------------------------ ------------------ ------------------- ------------------- ----------------- ------------------------------------ ------------------ ------------------- ------------------- ----------------- Class C Shares $275 $844 $1,440 $3,051 ------------------------------------ ------------------ ------------------- ------------------- ----------------- ------------------------------------ ------------------ ------------------- ------------------- ----------------- Class N Shares $198 $612 $1,052 $2,275 ------------------------------------ ------------------ ------------------- ------------------- ----------------- ------------------------------------ ------------------ ------------------- ------------------- ----------------- Class Y Shares $148 $459 $792 $1,735 ------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.

1. Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after 6 years.

About the Fund’s Investments

THE FUND’S PRINCIPAL INVESTMENT POLICIES. The allocation of the Fund’s portfolio among different investments will vary over time based upon the Manager’s evaluation of economic and market trends. The Fund’s portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

The Manager tries to reduce risks by carefully researching securities before they are purchased. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Also, the Fund does not concentrate 25% or more of its assets in investments in any one industry. However, changes in the overall market prices of securities can occur at any time. The share prices of the Fund will change daily based on changes in market prices of securities and market conditions, and in response to other economic events.

        Stock Investments. Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks of companies the Manager has selected from among those included in the Russell 1000® Growth Index using a disciplined quantitative selection process that ranks companies in the Index based on their growth potential. Because the Fund’s portfolio is actively managed, it is not an “index fund.”

The Manager looks for stocks of companies that have growth potential. Growth companies may be developing new products or services, such as companies in the technology sector, or may be expanding into new markets for their products. Growth companies may be newer companies or more established companies entering a growth cycle. However, the Fund focuses on stocks of companies with a larger market capitalization, and those issuers tend to be more established companies. Because the relative sizes of companies change as the overall stock market goes up and down, the Fund’s definition of “large cap” will also change over time. In defining itself as a “large cap” fund, the Fund measures the capitalization of its portfolio holdings on a dollar-weighted basis so that the median capitalization of its portfolio is within the definition of “large cap.”

Newer growth companies tend to retain a large part of their earnings for research, development or investment in capital assets. Therefore, they do not tend to emphasize paying dividends, and may not pay any dividends for a protracted period. They are selected for the Fund’s portfolio because the Manager believes the price of the stock will increase over time.

        Industry Focus. Stocks of issuers in a particular industry might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has a greater emphasis on investments in a particular industry because of a greater weighting of that industry in the Russell 1000® Growth Index, the Fund’s share values may fluctuate in response to events affecting that industry.

        Portfolio Turnover. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in short-term trading to try to achieve its objective. It might have a turnover rate in excess of 100% annually. Portfolio turnover affects brokerage costs the Fund pays. If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to the shareholders, increasing their taxable distributions. The Financial Highlights table at the end of this Prospectus shows the Fund’s portfolio turnover rate during the past fiscal year.

        CAN THE FUND’S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund’s Board of Trustees can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund’s outstanding voting shares. The Fund’s investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Manager might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks.

        Other Equity Securities. While the Fund emphasizes investments in common stocks, it can also buy preferred stocks and securities convertible into common stock. The Manager considers some convertible securities to be “equity equivalents” because of the conversion feature and in that case their rating has less impact on the Manager’s investment decision than in the case of other debt securities.

        Foreign Securities. The Fund can invest up to 10% of its total assets in foreign securities. The Fund can buy foreign equity securities as well as foreign debt securities, primarily for liquidity or defensive purposes. It can buy debt securities issued by foreign companies or by foreign governments and their agencies.

While foreign securities offer special investment opportunities, they also have special risks. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. companies are subject. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company’s assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

        Short-Term Debt Securities. The Fund can hold cash, cash equivalents, or short-term U.S. Government securities. It anticipates that it will normally invest less than 5% of its total assets in debt securities. Those debt investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations; commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company); short-term debt obligations of corporate issuers; and certificates of deposit and bankers’ acceptances.

        Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under federal securities laws. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities. The Board can increase that limit to 15%. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

        Derivative Investments. The Fund can invest in a number of different kinds of “derivative” investments. In general terms, a derivative investment is an investment contract whose share value depends on (or is derived from) the value of an underlying asset, interest rate or index. In the broadest sense, options, futures contracts, and other hedging instruments the Fund might use may be considered “derivative” investments. In addition to using derivatives for hedging, the Fund might use other derivative investments because they offer the potential for increased value. The Fund currently does not use derivatives to a significant degree and is not required to use them in seeking its objective.

Derivatives have risks. If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which a derivative is based, and the derivative itself, may not perform the way the Manager expected it to. As a result of these risks the Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful. As a result, the Fund’s share prices could fall. Certain derivative investments held by the Fund might be illiquid.

        o Hedging. The Fund can buy and sell futures contracts, put and call options, and forward contracts. These are all referred to as “hedging instruments.” The Fund does not currently use hedging extensively and does not use hedging instruments for speculative purposes. It has limits on its use of hedging instruments and is not required to use them in seeking its objective.

Some of these strategies would hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Fund's exposure to the securities market.
Options trading involves the payment of premiums and can increase portfolio turnover. There are also special risks in particular hedging strategies. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund’s return.

How the Fund Is Managed

THE MANAGER. The Manager, OppenheimerFunds, Inc., chooses the Fund’s investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund’s Board of Trustees, under an investment advisory agreement that states the Manager’s responsibilities. The investment advisory agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has operated as an investment adviser since January 1960. The Manager (including subsidiaries) managed more than $125 billion in assets as of December 31, 2000, including other Oppenheimer funds with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203. Portfolio Manager. The portfolio manager of the Fund is Patrick Bisbey. He is the person primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Bisbey became the Fund's co-portfolio manager on September 14, 1999, and is, as of January 1, 2001, the Fund's portfolio manager. Mr. Bisbey is a Managing Director and Manager of Trading and Portfolio Operations (since June, 1992) of Trinity Investment Management Corporation ("Trinity"), a wholly-owned subsidiary of the Manager's immediate parent, Oppenheimer Acquisition Corp.

        Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines as the Fund’s assets grow: 0.75% of the first $200 million of average annual net assets; 0.72% of the next $200 million; 0.69% of the next $200 million; 0.66% of the next $200 million; and 0.60% of average annual net assets over $800 million. The Fund’s management fee for its last fiscal year ended July 31, 2000 was 0.75% of average annual net assets for each class of shares.

ABOUT YOUR ACCOUNT

How to Buy Shares

HOW DO YOU BUY SHARES? You can buy shares several ways, as described below. The Fund's Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares. Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.

        Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to “OppenheimerFunds Distributor, Inc.” Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don’t list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before your make a purchase to be sure that the Fund is appropriate for you.

        o Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor’s Wire Department at 1.800.525.7048 to notify the Distributor of the wire, and to receive further instructions.

        o Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic funds transfer from your bank account. Shares are purchased for your account by a transfer of money from your bank through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to “AccountLink,” below for more details.

        o Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.

HOW MUCH MUST YOU INVEST? You can buy Fund shares with a minimum initial investment of $1,000. You can make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

        o With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 through AccountLink.

        o Under retirement plans, such as IRAs, pension and profit-sharing plans and 401(k) plans, you can start your account with as little as $250. If your IRA is started under an Asset Builder Plan, the $25 minimum applies. Additional purchases may be as little as $25.

        o The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

        Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a “regular business day”). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean “New York time.”

The net asset value per share is determined by dividing the value of the Fund’s net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund’s Board of Trustees has established procedures to value the Fund’s securities, in general based on market value. The Board has adopted special procedures for valuing illiquid securities and obligations for which market values cannot be readily obtained. Because foreign securities trade in markets and exchanges that operate on holidays and weekends, the value of the Fund’s foreign investments might change significantly on days when investors cannot buy or redeem Fund shares.

        The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

        Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor’s close of business on a regular business day (normally 5:00 P.M.) to receive that day’s offering price. Otherwise, the order will receive the next offering price that is determined.

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WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.

Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below. Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below. Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class C Shares?" below.
Class N Shares. Class N shares are offered only through retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or through retirement plans (not including IRAs and 403(b) plans) that have assets of $500,000 or more or 100 eligible plan participants. Non-retirement plan investors cannot buy Class N shares directly. If you buy Class N shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within eighteen (18) months of the retirement plan’s first purchase of Class N shares, you may pay a contingent deferred sales charge of 1%, as described in “How Can You Buy Class N Shares?” below.

Class Y Shares. Class Y shares are offered only to certain institutional investors that have Special agreements with the Distributor. ------------------------------------------------------------------------------------------------------------------
WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund’s operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes.

Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

        How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B, Class C or Class N. For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than Class C shares; Class B shares are not available for purchase by such retirement plans.

        Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

And for non-retirement investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

        Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

        Are There Differences In Account Features That Matter To You? Some account features may not be available to Class B, Class C or Class N shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B, Class C or Class N shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B, Class C and Class N asset-based sales charge described below and in the Statement of Additional Information. Share certificates are not available for Class B, Class C and Class N shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

        How Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B, Class C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix B to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special conditions apply.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as commission. The Distributor reserves the right to reallow the entire commission to dealers. The current sales charge rates and commissions paid to dealers and brokers are as follows: ------------------------------------------------- --------------------- ----------------------- -------------------- Front-End Sales Front-End Sales Charge As a Charge As a Commission As Percentage of Percentage of Net Percentage of Amount of Purchase Offering Price Amount Invested Offering Price ------------------------------------------------- --------------------- ----------------------- -------------------- ------------------------------------------------- --------------------- ----------------------- -------------------- Less than $25,000 5.75% 6.10% 4.75% ------------------------------------------------- --------------------- ----------------------- -------------------- ------------------------------------------------- --------------------- ----------------------- -------------------- $25,000 or more but less than $50,000 5.50% 5.82% 4.75% ------------------------------------------------- --------------------- ----------------------- -------------------- ------------------------------------------------- --------------------- ----------------------- -------------------- $50,000 or more but less than $100,000 4.75% 4.99% 4.00% ------------------------------------------------- --------------------- ----------------------- -------------------- ------------------------------------------------- --------------------- ----------------------- -------------------- $100,000 or more but less than $250,000 3.75% 3.90% 3.00% ------------------------------------------------- --------------------- ----------------------- -------------------- ------------------------------------------------- --------------------- ----------------------- -------------------- $250,000 or more but less than $500,000 2.50% 2.56% 2.00% ------------------------------------------------- --------------------- ----------------------- -------------------- ------------------------------------------------- --------------------- ----------------------- -------------------- $500,000 or more but less than $1 million 2.00% 2.04% 1.60% ------------------------------------------------- --------------------- ----------------------- --------------------

        Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more or for certain purchases by particular types of retirement plans described in the Appendix to the Statement of Additional Information. The Distributor pays dealers of record commissions in an amount equal to 1.0% of purchases of $1 million or more other than by those retirement accounts. For those retirement plan accounts, the commission is 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, based on the cummulative purchases during the prior 12 months ending with the current purchase. In either case, the commission will be paid only on purchases that were not previously subject to a front-end sales charge and dealer commission.1 That commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year.

If you redeem any of those shares within an 18 month “holding period” measured from the end of the calendar month of their purchase, a contingent deferred sales charge (called the “Class A contingent deferred sales charge”) may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original net asset value of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

        Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund’s “Right of Accumulation” or a Letter of Intent, as described in “Reduced Sales Charges” in the Statement of Additional Information:

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of the end of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period: ----------------------------------------------------------- -------------------------------------------------------- Contingent Deferred Sales Charge on Redemptions in

Years Since Beginning of Month in That Year

Which Purchase Order was Accepted (As % of Amount Subject to Charge) ----------------------------------------------------------- -------------------------------------------------------- ----------------------------------------------------------- -------------------------------------------------------- 0 - 1 5.0% ----------------------------------------------------------- -------------------------------------------------------- ----------------------------------------------------------- -------------------------------------------------------- 1 - 2 4.0% ----------------------------------------------------------- -------------------------------------------------------- ----------------------------------------------------------- -------------------------------------------------------- 2 - 3 3.0% ----------------------------------------------------------- -------------------------------------------------------- ----------------------------------------------------------- -------------------------------------------------------- 3 - 4 3.0% ----------------------------------------------------------- -------------------------------------------------------- ----------------------------------------------------------- -------------------------------------------------------- 4 - 5 2.0% ----------------------------------------------------------- -------------------------------------------------------- ----------------------------------------------------------- -------------------------------------------------------- 5 - 6 1.0% ----------------------------------------------------------- -------------------------------------------------------- ----------------------------------------------------------- -------------------------------------------------------- 6 and following None ----------------------------------------------------------- --------------------------------------------------------

In the table, a “year” is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

        Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares you hold convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications see “Class B Conversion” in the Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the end of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES? As discussed above, Class N shares are offered only through retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or through retirement plans (not including IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants. Non-retirement plan investors cannot buy Class N shares directly.

A contingent deferred sales charge of 1.00% will be imposed if:

        o The retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan’s first purchase of Class N shares of any Oppenheimer fund, or

        o With respect to an individual retirement plan or 403(b) plan, you redeem Class N shares within 18 months of the plan’s first purchase of Class N shares of any Oppenheimer fund.

Retirement plans that offer Class N shares may impose charges on plan participant accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado) and the special account features applicable to purchasers of those other classes of shares described elsewhere in this prospectus do not apply to Class N shares offered through a group retirement plan. Instructions for purchasing redeeming, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

HOW CAN YOU BUY CLASS Y SHARES? Class Y shares are sold at net asset value per share without sales charge directly to certain institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies and employee benefit plans, for example. Massachusetts Mutual Life Insurance Company, an affiliate of the Manager, may purchase Class Y shares of the Fund and other Oppenheimer funds (as well as Class Y shares of funds advised by MassMutual) for asset allocation programs, investment companies or separate investment accounts it sponsors and offers to its customers. Individual investors cannot buy Class Y shares directly.

An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado) and the special account features available to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class Y shares. Instructions for purchasing, redeeming, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held. DISTRIBUTION AND SERVICE (12b-1) PLANS.

        Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

        Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and increase Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class N shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

The Distributor currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers from its own resources at the time of sale. Including the advance of the service fee the total amount paid by the Distributor to the dealer at the time of sale of Class N shares is therefore 1.00% of the purchase price. The Distributor retains the asset-based sales charge on Class N shares.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:

        o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or

        o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457. The purchase payment will be debited from your bank account. AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1.800.533.3310.

        Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.533.3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

        Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

        Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to “How to Sell Shares,” below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEB SITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at http://www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1.800.533.3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048. At times, the web site may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C, Class N or Class Y shares. You must be sure to ask the Distributor for this privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The Distributor also offers a number of different retirement plans that individuals and employers can use: Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs, rollover IRAs and Education IRAs. SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals. 403(b)(7) Custodial Plans. These are tax deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations. 401(k) Plans. These are special retirement plans for businesses.

Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1.800.525.7048, for assistance.

        Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):

o You wish to redeem $100,000 or more and receive a check
o The redemption check is not payable to all shareholders listed on the account statement o The redemption check is not sent to the address of record on your account statement o Shares are being transferred to a Fund account with a different owner or name o Shares are being redeemed by someone (such as an Executor) other than the owners

        Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:

o a U.S. bank, trust company, credit union or savings association, o a foreign bank that has a U.S. correspondent bank, o a U.S. registered dealer or broker in securities, municipal securities or government securities, or o a U.S. national securities exchange, a registered securities association or a clearing agency.
If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

        Retirement Plan Accounts. There are special procedures to sell shares in an OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

        HOW DO YOU SELL SHARES BY MAIL? Write a letter of instructions that includes: o Your name o The Fund’s name o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered, and

        o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for Send courier or express mail requests by mail: requests to: OppenheimerFunds Services OppenheimerFunds Services P.O. Box 5270 10200 E. Girard Avenue, Building D Denver, Colorado 80217 Denver, Colorado 80231

HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone.

o To redeem shares through a service representative, call 1.800.852.8457 o To redeem shares automatically on PhoneLink, call 1.800.533.3310 Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account. Are There Limits On Amounts Redeemed By Telephone?

        Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

        Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

CAN YOU SELL SHARES THROUGH YOUR DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B, Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares you own, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix B to the Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request).

A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on: o the amount of your account value represented by an increase in net asset value over the initial purchase price,
o shares purchased by the reinvestment of dividends or capital gains distributions, or o shares redeemed in the special circumstances described in Appendix B to the Statement of Additional

Information. To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: 1. shares acquired by reinvestment of dividends and capital gains distributions, 2. shares held for the holding period that applies to the class, and 3. shares held the longest during the holding period. Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of the Fund can be purchased by exchange of shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:

o Shares of the fund selected for exchange must be available for sale in your state of residence. o The prospectuses of both funds must offer the exchange privilege. o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day. o You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange. o Before exchanging into a fund, you must obtain and read its prospectus. Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details. You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.525.7048. That list can change from time to time. HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

        Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the Back Cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

        Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457, or by using PhoneLink for automated exchanges by calling 1.800.533.3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of: o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of multiple exchange requests from a “market timer” might require the Fund to sell securities at a disadvantageous time or price.

        o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

        o The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law, but it may impose these changes at any time.

        o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund’s policies and procedures for buying, selling, and exchanging shares is contained in the Statement of Additional Information. The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

        Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

        The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

        Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for Redemptions stated in this Prospectus.

        Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

        The redemption price for shares will vary from day to day because the value of the securities in the Fund’s portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

        Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or through AccountLink (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

        The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

        Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

        Shares may be “redeemed in kind” under unusual circumstances (such as a lack of liquidity in the Fund’s portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund’s portfolio.

        “Backup Withholding” of Federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

        To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.525.7048. You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net investment income annually and to pay dividends to shareholders in December on a date selected by the Board of Trustees. Dividends and distributions paid on Class A and Class Y shares will generally be higher than dividends for Class B, Class C and Class N shares, which normally have higher expenses than Class A and Class Y. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

CAPITAL GAINS. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT ARE YOUR CHOICES FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options: Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

        Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving other types of distributions by check or having them sent to your bank account through AccountLink.

        Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.

        Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another Oppenheimer fund account you have established.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

        Avoid “Buying a Dividend”. If you buy shares on or just before the ex-dividend date or just before the Fund declares a capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

        Remember There May be Taxes on Transactions. Because the Fund’s share price fluctuates, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

        Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

This information is only a summary of certain federal income tax information about your investment. You should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund’s independent auditors, whose report, along with the Fund’s financial statements, is included in the Statement of Additional Information, which is available on request. Class N shares were not publicly offered during the periods shown below. Therefore, information on Class N shares is not included in the following tables or in the Fund’s other financial statements.

INFORMATION AND SERVICES

For More Information on Oppenheimer Large Cap Growth Fund

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION This document includes additional information about the Fund’s investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

How to Get More Information

You can request the Statement of Additional Information, the Annual and Semi-Annual Report, and other information about the Fund or your account. ------------------------------------------------ ---------------------------------------------------------------- By Telephone: Call OppenheimerFunds Services toll-free: 1.800.525.7048 ------------------------------------------------ ---------------------------------------------------------------- ------------------------------------------------ ---------------------------------------------------------------- By Mail: Write to: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270 ------------------------------------------------ ---------------------------------------------------------------- ------------------------------------------------ ---------------------------------------------------------------- On the Internet: You can send us a request by e-mail or read or download documents on the OppenheimerFunds website: WWW.OPPENHEIMERFUNDS.COM ------------------------ ------------------------------------------------ ----------------------------------------------------------------

You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC’s Public Reference Room in Washington, D.C. (Phone 1.202.942.8090) or the EDGAR database on the SEC’s Internet website at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC’s e-mail address: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

SEC File No. 811-08613 The Fund's shares are distributed by: PS775.0101 [logo] OppenheimerFunds(R) Printed on recycled paper Distributor, Inc.

Oppenheimer Large Cap Growth Fund6803
South Tucson Way, Englewood, Colorado 80112

1-800-525-7048

Statement of Additional Information dated January 30, 2001, revised March 1, 2001 This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 30, 2001. It should be read together with the Prospectus. You can obtain the Prospectus by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents Page

About the Fund

Additional Information About the Fund's Investment Policies and Risks..................................... 2 The Fund's Investment Policies....................................................................... 2 Other Investment Techniques and Strategies........................................................... 4 Investment Restrictions.............................................................................. 18 How the Fund is Managed .................................................................................. 19 Organization and History............................................................................. 19 Trustees and Officers................................................................................ 21 The Manager.......................................................................................... 26 Brokerage Policies of the Fund............................................................................ 27 Distribution and Service Plans............................................................................ 30 Performance of the Fund................................................................................... 33 About Your Account How To Buy Shares......................................................................................... 37 How To Sell Shares........................................................................................ 45 How To Exchange Shares.................................................................................... 49 Dividends, Capital Gains and Taxes........................................................................ 53 Additional Information About the Fund..................................................................... 54 Financial Information About the Fund Independent Auditors' Report.............................................................................. 56 Financial Statements...................................................................................... 57 Appendix A: Industry Classifications...................................................................... A-1 Appendix B: Special Sales Charge Arrangements and Waivers................................................. B-1 42

ABOUT THE FUND

Additional Information About the Fund’s Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund’s Investment Policies. The composition of the Fund’s portfolio and the techniques and strategies that the Fund’s Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

In seeking to outperform its benchmark, the Russell 1000(R)Growth Index, the Fund will allocate its common stock investments among industry sectors in a manner generally comparable to the sector weightings in the Russell 1000(R)Growth Index. The Fund anticipates that its sector allocations, as a percentage of its common stock investments, to larger capitalized industries will generally be no more than two times that sector's weighting in the Russell 1000(R)Growth Index, while its sector allocations to smaller capitalized industries will generally be no more than three times that sectors weighting in the Russell 1000(R)Growth Index. "Larger" or "smaller" capitalized industries for this purpose will be determined by the relative size of the sector within the Russell 1000(R)Growth Index, with any sector representing approximately 10% or more of the index being considered as a "larger" industry. If these sector allocation guidelines result in less than 10% of the Fund's total assets, at the time of purchase, invested in any one sector of the Russell 1000(R)Growth Index, the Fund reserves the right to invest up to 10% of its total assets in that sector. |X| Investments in Equity Securities. The Fund focuses its investments in common stocks and other equity securities issued by companies within the Russell 1000(R)Growth Index. Other equity securities include preferred stocks, rights and warrants, and securities convertible into common stock. Current income is not a criterion used to select portfolio securities. However, certain debt securities can be selected for the Fund's portfolio for defensive purposes (including debt securities that the Manager believes might offer some opportunities for capital appreciation when stocks are disfavored). |_| Growth Companies. Growth companies are those companies that the Manager believes are entering into a growth cycle in their business, with the expectation that their stock will increase in value. They may be established companies as well as newer companies in the development stage. Growth companies might have a variety of characteristics that in the Manager's view define them as "growth" issuers. They might be generating or applying new technologies, new or improved distribution techniques or new services. They might own or develop natural resources. They might be companies that can benefit from changing consumer demands or lifestyles, or companies that have projected earnings in excess of the average for their sector or industry. In each case, they have prospects that the Manager believes are favorable for the long term. The portfolio manager of the Fund looks for growth companies with strong, capable management, sound financial and accounting policies, successful product development and marketing and other factors. |_| Convertible Securities. While convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities. Convertible securities are subject to the credit risks and interest rate risks described below in "Debt Securities." To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,

        (2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and

        (3) the extent to which the convertible security may be a defensive “equity substitute,” providing the ability to participate in any appreciation in the price of the issuer’s common stock.

|X| Foreign Securities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and of governments other than the U.S. government. They also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are considered "foreign securities" for the purpose of the Fund's investment allocations. They are subject to some of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad. Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities. |_| Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are: o reduction of income by foreign taxes; o fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage); o transaction charges for currency exchange; o lack of public information about foreign issuers; o lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers; o less volume on foreign exchanges than on U.S. exchanges; o greater volatility and less liquidity on foreign markets than in the U.S.; o less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.; o greater difficulties in commencing lawsuits; o higher brokerage commission rates than in the U.S.; o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; o possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and o unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed. |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund might have a portfolio turnover rate of more than 100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which could reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

|X| Debt Securities. While the Fund does not invest for the purpose of seeking current income, at times certain debt securities (other than convertible debt securities described above under the description of equity investments) may be selected for investment by the Fund for defensive purposes, as described below. For example, when the stock market is volatile, or when the portfolio manager believes that growth opportunities in stocks are not attractive, certain debt securities might provide not only offer defensive opportunities but also some opportunities for capital appreciation. These investments could include corporate bonds and notes of foreign or U.S. companies, as well as U.S. and foreign government securities. It is not expected that this will be a significant portfolio strategy of the Fund under normal market circumstances. |_| Credit Risk. Debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a debt security to make interest or principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income may be reduced and if the issuer fails to repay principal, the value of that bond and of the Fund's shares may be reduced. The Manager may rely to some extent on credit ratings by nationally recognized rating agencies in evaluating the credit risk of securities selected for the Fund's portfolio. It may also use its own research and analysis. Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security may change over time. While the Fund can invest in higher-yielding lower-grade debt securities (that is, securities below investment grade), its debt investments will generally be investment grade. Those are securities rated in the four highest rating categories of Standard & Poor's Rating Service or Moody's Investors Service, Inc., or equivalent ratings of other rating agencies or ratings assigned to a security by the Manager. |_| Interest Rate Risks. In addition to credit risks, debt securities are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of outstanding debt securities generally rise, and the bonds may sell for more than their face amount. When interest rates rise, the values of outstanding debt securities generally decline, and the bonds may sell at a discount from their face amount. The magnitude of these price changes is generally greater for bonds with longer maturities. Therefore, when the average maturity of the Fund's debt securities is longer, its share price may fluctuate more when interest rates change. |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below. In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund's Board of Trustees from time to time. The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less. Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value. |X| Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale. The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days. |X| Loans of Portfolio Securities. To raise cash for liquidity purposes, the Fund can lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Fund's Board of Trustees. These loans are limited to not more than 25% of the value of the Fund's total assets. The Fund currently does not intend to engage in loans of securities in the coming year, but if it does so, such loans will not likely exceed 5% of the Fund's total assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finders', custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter. |X| Borrowing for Leverage. The Fund has the ability to borrow from banks on an unsecured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as "leverage." The Fund may borrow only from banks. Under current regulatory requirements, borrowings can be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time. The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow. Currently, the Fund does not contemplate using this technique, but if it does so, it will not likely do so to a substantial degree. |X| Derivatives. The Fund can invest in a variety of derivative investments to seek income for liquidity needs or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below in this Statement of Additional Information. However, the Fund does not use, and does not currently contemplate using, derivatives or hedging instruments to a significant degree. Some of the derivative investments the Fund can use include debt exchangeable for common stock of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock may not be as high as the Manager expected. |X| Hedging. Although the Fund does not anticipate the extensive use of hedging instruments, the Fund can use hedging instruments. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund could: |_| sell futures contracts, |_| buy puts on such futures or on securities, or
|_| write covered calls on securities or futures. Covered calls may also be used to increase the Fund’s income, but the Manager does not expect to engage extensively in that practice.

The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could: |_| buy futures, or |_| buy calls on such futures or on securities. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund. |_| Futures. The Fund may buy and sell futures contracts that relate to (1) broadly-based stock indices (these are referred to as "stock index futures"), (2) other broadly based securities indices (these are referred to as "financial futures"), (3) debt securities (these are referred to as "interest rate futures"), (4) foreign currencies (these are referred to as "forward contracts"), and (5) commodities (these are referred to as "commodity futures"). A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract. An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. The Fund can invests a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities. No payment is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily. At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions (except forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded. |_| Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above. |_| Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised. Up to 50% of the Fund's total assets may be subject to calls the Fund writes. When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment. When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the premium. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction. When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for Federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised. The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies. |_| Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put options. If the Fund writes a put, the put must be covered by segregated liquid assets. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred. When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction. The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income. |_| Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment. The Fund can buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit. When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts. The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets. |_| Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire. If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit. A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its Custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Fund covers the option by maintaining cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in a segregated account with the Fund's Custodian bank. |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments. The Fund's option activities might affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option. There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based. The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased. |_| Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated. Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers. The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received. The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge." The Fund will cover its short positions in these cases by identifying to its Custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts. At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract. The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer. |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act. Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on Futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it. |_| Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment. Certain forward contracts the Fund enters into may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of. Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and

        (2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders. |X| Temporary Defensive Investments. When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting reinvest cash received from the sale of other portfolio securities. The Fund can buy: |_| high-quality (rated in the top rating categories of nationally-recognized rating organizations or deemed by the Manager to be of comparable quality), short-term money market instruments, including those issued by the U. S. Treasury or other government agencies,

        |_| commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the top rating category of a nationally recognizes rating organization,

        |_| debt obligations of corporate issuers, rated investment grade (rated at least Baa by Moody’s Investors Service, Inc. or at least BBB by Standard & Poor’s Rating Service, or a comparable rating by another rating organization), or unrated securities judged by the Manager to be of a quality comparable to rated securities in those categories,

|_| preferred stocks, |_| certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations, and |_| repurchase agreements. Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment Restrictions

|X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
|_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or |_| more than 50% of the outstanding shares.

The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus. |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund. |_| The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities. |_| The Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in companies in any one industry. Obligations of the U.S. government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this restriction. |_| The Fund cannot lend money, but the Fund can engage in repurchase transactions and may invest in all or a portion of an issue of bonds, debentures, commercial paper, or other similar corporate obligations. |_| The Fund cannot underwrite securities of other companies, except insofar as it might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities held in its own portfolio. |_| The Fund cannot invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein. |_| The Fund cannot issue "senior securities," but this does not prohibit it from borrowing money subject to the provisions set forth in the Prospectus, including the section titled "Borrowing for Leverage," or from entering into margin, collateral or escrow arrangements permitted by its other investment policies. |_| The Fund cannot invest in physical commodities or commodity contracts; however, the Fund may (i) buy and sell hedging instruments permitted by any of its other investment policies, and (ii) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities. For purposes of the Fund's fundamental policy not to concentrate its assets in any one industry, as set forth immediately above, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. These industry classifications may be changed from time to time by the Manager. Does the Fund Have Any Restrictions That Are Not Fundamental? The Fund has a number of other investment restrictions that are not fundamental policies, which means that they can be changed by the Board of Trustees without shareholder approval. |_| The Fund cannot invest for the primary purpose of acquiring control or management thereof. |_| The Fund cannot invest in or hold securities of any issuer if those officers and trustees or directors of the Fund or its adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer. |_| The Fund cannot purchase securities on margin; however, the Fund may make margin deposits in connection with any of its investments. |_| The Fund cannot mortgage, hypothecate or pledge any of its assets; escrow, collateral or margin arrangements involved with any of its investments are not considered to involve a mortgage, hypothecation or pledge.

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in 1998.

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust. |_| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has five classes of shares: Class A, Class B, Class C, Class N and Class Y. All classes invest in the same investment portfolio. Each class of shares: o has its own dividends and distributions, o pays certain expenses which may be different for the different classes, o may have a different net asset value, o may have separate voting rights on matters in which interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone. Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class. The Trustees are authorized to create new series and classes of shares. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings. |_| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act. |_| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations. The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund’s Trustees and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be “interested persons” of the Fund under the Investment Company Act. All of the Trustees are Trustees or Directors of the following New York-based Oppenheimer funds2:

Oppenheimer California Municipal Fund Oppenheimer International Small Company Fund Oppenheimer Capital Appreciation Fund Oppenheimer Large Cap Growth Fund Oppenheimer Capital Preservation Fund Oppenheimer Money Market Fund, Inc. Oppenheimer Developing Markets Fund Oppenheimer Multiple Strategies Fund Oppenheimer Discovery Fund Oppenheimer Multi-Sector Income Trust Oppenheimer Emerging Growth Fund Oppenheimer Multi-State Municipal Trust Oppenheimer Emerging Technologies Fund Oppenheimer Municipal Bond Fund Oppenheimer Enterprise Fund Oppenheimer New York Municipal Fund Oppenheimer Europe Fund Oppenheimer Series Fund, Inc. Oppenheimer Global Fund Oppenheimer Trinity Core Fund Oppenheimer Global Growth &Income Fund Oppenheimer Trinity Growth Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Trinity Value Fund Oppenheimer Growth Fund Oppenheimer U.S. Government Trust Oppenheimer International Growth Fund Oppenheimer World Bond Fund Ms. Macaskill and Messrs. Spiro, Donohue, Wixted, Zack, Bishop and Farrar respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of November 8, 2000 the Trustees and officers of the Fund as a group owned of record or beneficially [less than 1%] of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. Ms. Macaskill and Mr. Donohue are trustees of that plan. Leon Levy, Chairman of the Board of Trustees, Age: 75. 280 Park Avenue, New York, NY 10017 General Partner of Odyssey Partners, L.P. (investment partnership) (since 1982) and Chairman of Avatar Holdings, Inc. (real estate development). Donald W. Spiro, Vice Chairman of the Board of Trustees, Age: 74. 399 Ski Trail, Smoke Rise, New Jersey 07405

Formerly he held the following positions: Chairman Emeritus (August 1991 - August 1999), Chairman (November 1987 - January 1991) and a director (January 1969 - August 1999) of the Manager; President and Director of OppenheimerFunds Distributor, Inc., a subsidiary of the Manager and the Fund’s Distributor (July 1978 – January 1992).

Bridget A. Macaskill*, President and Trustee, Age: 52. Two World Trade Center, New York, New York 10048-0203

Chairman (since August 2000), Chief Executive Officer (since September 1995) and a director (since December 1994) of the Manager; President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager’s parent holding company; President, Chief Executive Officer and a director (since March 2000) of OFI Private Investments, Inc., an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; a director of HarbourView Asset Management Corporation (since July 1991) and of Oppenheimer Real Asset Management, Inc. (since July 1996), investment adviser subsidiaries of the Manager; a director (since April 2000) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of Prudential Corporation plc (a U.K. financial service company); President and a trustee of other Oppenheimer funds; formerly President of the Manager (June 1991 – August 2000).

Robert G. Galli, Trustee, Age: 67. 19750 Beach Road, Jupiter, FL 33469

A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman (October 1995 - December 1997) and Executive Vice President (December 1977 - October 1995) of the Manager; Executive Vice President and a director (April 1986 - October 1995) of HarbourView Asset Management Corporation.

Phillip A. Griffiths, Trustee, Age: 62. 97 Olden Lane, Princeton, N. J. 08540

The Director of the Institute for Advanced Study, Princeton, N.J. (since 1991) and a member of the National Academy of Sciences (since 1979); formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke University, a director of Research Triangle Institute, Raleigh, N.C., and a Professor of Mathematics at Harvard University.

Benjamin Lipstein, Trustee, Age: 77. 591 Breezy Hill Road, Hillsdale, N.Y. 12529 Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University. Elizabeth B. Moynihan, Trustee, Age: 71. 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004

Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institute), Executive Committee of Board of Trustees of the National Building Museum; a member of the Trustees Council, Preservation League of New York State.

Kenneth A. Randall, Trustee, Age: 73. 6 Whittaker's Mill, Williamsburg, Virginia 23185 A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), and Prime Retail, Inc. (real estate investment trust); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company. Edward V. Regan, Trustee, Age: 70. 40 Park Avenue, New York, New York 10016

Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a director of RBAsset (real estate manager); a director of OffitBank; Trustee, Financial Accounting Foundation (FASB and GASB); President, Baruch College of the City University of New York; formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee, Age: 68. 8 Sound Shore Drive, Greenwich, Connecticut 06830 Chairman of The Directorship Search Group, Inc. (corporate governance consulting and executive recruiting); a director of Professional Staff Limited (a U.K. temporary staffing company); a life trustee of International House (non-profit educational organization), and a trustee of the Greenwich Historical Society. Clayton K. Yeutter, Trustee, Age: 69. 10475 E. Laurel Lane, Scottsdale, Arizona 85259 Of Counsel, Hogan & Hartson (a law firm); a director of Zurich Financial Services (financial services), Zurich Allied AG and Allied Zurich p.l.c. (insurance investment management); Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order), Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, U.S. Trade Representative. Patrick M. Bisbey, Portfolio Manager, Age: 42. 301 North Spring Street, Bellefonte, PA 16823

Vice President (since November 1990), Managing Director (since June 1992), and Manager of Trading and Portfolio Operations (since January, 1984) of Trinity Investment Management Corporation, a wholly-owned subsidiary of OppenheimerFunds, Inc’s immediate parent, Oppenheimer Acquisition Corp.; a portfolio manager of another Oppenheimer fund.

Andrew J. Donohue, Age: 50. Two World Trade Center, New York, New York 10048-0203

Executive Vice President (since January 1993), General Counsel (since October 1991) and a director (since September 1995) of the Manager; Executive Vice President (since September 1993) and a director (since January 1992) of OppenheimerFunds Distributor, Inc.; Executive Vice President, General Counsel and a director (since September 1995) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000), and of PIMCO Trust Company (since May 2000); President and a director of Centennial Asset Management Corporation (since September 1995) and of Oppenheimer Real Asset Management, Inc. (since July 1996); Vice President and a director (since September 1997) of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc; a director (since April 2000) of OppenheimerFunds Legacy Program; General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer, Principal Financial and Accounting Officer, Age: 41. 6803 South Tucson Way, Englewood, Colorado 80112

Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since May 2000); Treasurer and Chief Financial Officer (since May 2000) of PIMCO Trust Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and of Centennial Asset Management Corporation; an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust Company Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995).

Robert G. Zack, Assistant Secretary, Age: 52. Two World Trade Center, New York, New York 10048-0203 Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager; Assistant Secretary of Shareholder Services, Inc. (since May 1985), Shareholder Financial Services, Inc. (since November 1989); OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds. Robert J. Bishop, Assistant Treasurer, Age: 41. 6803 South Tucson Way, Englewood, Colorado 80112

Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996) and a Fund Controller of the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 35. 6803 South Tucson Way, Englewood, Colorado 80112

Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer Funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller of the Manager.

|X| Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill and prior to July 31, 1999 Mr. Spiro) who are affiliated with the Manager receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal period ended July 31, 2000. The compensation from all of the New York-based Oppenheimer funds (including the Fund) was received as a director, trustee or member of a committee of the boards of those funds during the calendar year 2000. ------------------------------------ -------------------------- ------------------------- ---------------------------- Total Retirement Compensation Benefits From all Aggregate Compensation Accrued as Part New York based Oppenheimer Director's Name from Fund1 of Fund Funds (30 Funds)2 and Other Positions Expenses ------------------------------------ -------------------------- ------------------------- ---------------------------- ------------------------------------ -------------------------- ------------------------- ---------------------------- Leon Levy $11,368 $10,460 $171,950 Chairman ------------------------------------ -------------------------- ------------------------- ---------------------------- ------------------------------------ -------------------------- ------------------------- ---------------------------- Robert G. Galli3 $456 $0 $191,134 Study Committee Member ------------------------------------ -------------------------- ------------------------- ---------------------------- ------------------------------------ -------------------------- ------------------------- ---------------------------- Phillip Griffiths4 $192 $0 $59,529 ------------------------------------ -------------------------- ------------------------- ---------------------------- ------------------------------------ -------------------------- ------------------------- ---------------------------- Benjamin Lipstein $10,991 $10,207 $148,639 Study Committee Chairman, Audit Committee Member ------------------------------------ -------------------------- ------------------------- ---------------------------- ------------------------------------ -------------------------- ------------------------- ---------------------------- Elizabeth B. Moynihan $3,801 $3,249 $104,695 Study Committee Member ------------------------------------ -------------------------- ------------------------- ---------------------------- ------------------------------------ -------------------------- ------------------------- ---------------------------- Kenneth A. Randall $6,626 $6,125 $96,034 Audit Committee Member ------------------------------------ -------------------------- ------------------------- ---------------------------- ------------------------------------ -------------------------- ------------------------- ---------------------------- Edward V. Regan $501 $0 $94,995 Proxy Committee Chairman, Audit Committee Member ------------------------------------ -------------------------- ------------------------- ---------------------------- ------------------------------------ -------------------------- ------------------------- ---------------------------- Russell S. Reynolds, Jr. $2,400 $2,025 $71,069 Proxy Committee Member ------------------------------------ -------------------------- ------------------------- ---------------------------- ------------------------------------ -------------------------- ------------------------- ---------------------------- Donald Spiro $205 $0 $63,435 ------------------------------------ -------------------------- ------------------------- ---------------------------- ------------------------------------ -------------------------- ------------------------- ---------------------------- Clayton K. Yeutter5 $331 $0 $71,069 Proxy Committee Member ------------------------------------ -------------------------- ------------------------- ---------------------------- 1. Aggregate compensation includes fees, deferred compensation, if any, and retirement plan benefits accrued for a Director. 2. For the 2000 calendar year. 3. Total compensation for the 2000 calendar year includes compensation received for serving as a trustee (director) of ten other Oppenheimer funds. 4. Includes $192 deferred under Deferred Compensation Plan described below. 5. Includes $66 deferred under Deferred Compensation Plan described below. |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits. |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account. |X| Major Shareholders. As of November 8, 2000, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were the following:
OppenheimerFunds, Inc., c/o VP Financial Analysis, 6803 S. Tuscon Way, Englewood, Colorado 80112-3924 which owned 110,000 Class A shares (8.82% of the Class A shares then outstanding).

MLPF&S For The Sole Benefit of its Customers, ATTN: Fund Administrator/9EFD2, 4800 Deer Lake Drive, E., Florida, 3, Jacksonville, Florida 32246-6484 which owned 54,289.993 Class B shares (6.29% of the Class B shares then outstanding).

Archer Cleaners & Shirt Laundry Inc., 700 W. Okmulgee St, Muskogee, OK 74401-7549 which owned 16,927.095 Class C shares (9.64% of the Class C shares then outstanding).
OppenheimerFunds, Inc., c/o VP Financial Analysis, 6803 S. Tucson Way, Englewood, Colorado 80112-3924 which owned 100 Class Y shares (100% of the Class Y shares then outstanding).

|X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager. The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1-202-942-8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet web site at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio manager of the Fund is employed by the Manager and is the person who is principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Equity Portfolio Team provide the portfolio manager with counsel and support in managing the Fund's portfolio. The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund. The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. --------------------------------------- ---------------------------------------------------------------------------- Fiscal Period ended 7/31: Management Fees Paid to OppenheimerFunds, Inc. --------------------------------------- ---------------------------------------------------------------------------- --------------------------------------- ---------------------------------------------------------------------------- 2000 $155,638 --------------------------------------- ---------------------------------------------------------------------------- The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss. The Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund’s portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including “affiliated” brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the “best execution” of the Fund’s portfolio transactions. “Best execution” means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

Under the investment advisory agreement, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager’s portfolio traders allocate brokerage based upon recommendations from the Manager’s portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager’s executive officers supervise the allocation of brokerage.

Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates. Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Manager determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price. The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services. --------------------------------------- ---------------------------------------------------------------------------- Fiscal Period Ended 7/31: Total Brokerage Commissions Paid by the Fund1 --------------------------------------- ---------------------------------------------------------------------------- --------------------------------------- ---------------------------------------------------------------------------- 1999 $22,729 --------------------------------------- ---------------------------------------------------------------------------- --------------------------------------- ---------------------------------------------------------------------------- 2000 $58,4902 --------------------------------------- ---------------------------------------------------------------------------- 1. Amounts do not include spreads or concessions on principal transactions on a net trade basis. 2. In the fiscal period ended 7/31/00, the amount of transactions directed to brokers for research services was $9,234,284 and the amount of the commissions paid to broker-dealers for those services was $7,763.

Distribution and Service Plans

The Distributor. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares during the Fund's three most recent fiscal years is shown in the table below. -------------- ------------------ -------------------- -------------------- ------------------- -------------------- Aggregate Class A Front-End Commissions on Commissions on Commissions on Fiscal Front-End Sales Sales Charges Class A Shares Class B Shares Class C Shares Period Ended Charges on Class Retained by Advanced by Advanced by Advanced by 7/31: A Shares Distributor Distributor1 Distributor1 Distributor1 -------------- ------------------ -------------------- -------------------- ------------------- -------------------- -------------- ------------------ -------------------- -------------------- ------------------- -------------------- 1999 $36,309 $13,155 $1,675 $20,956 $1,186 -------------- ------------------ -------------------- -------------------- ------------------- -------------------- -------------- ------------------ -------------------- -------------------- ------------------- -------------------- 2000 $97,002 $40,167 $5,583 $141,328 $8,962 -------------- ------------------ -------------------- -------------------- ------------------- --------------------

        1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

----------------------- ----------------------------- ------------------------------ ------------------------------- Class A Contingent Deferred Class B Contingent Deferred Class C Contingent Deferred Fiscal Period Ended Sales Charges Retained by Sales Charges Retained by Sales Charges Retained by 7/31: Distributor Distributor Distributor ----------------------- ----------------------------- ------------------------------ ------------------------------- ----------------------- ----------------------------- ------------------------------ ------------------------------- 1999* $0 $4 $0 ----------------------- ----------------------------- ------------------------------ ------------------------------- ----------------------- ----------------------------- ------------------------------ ------------------------------- 2000 $0 $19,709 $304 ----------------------- ----------------------------- ------------------------------ ------------------------------- * From inception of the Fund, 12/17/98.

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

Under the plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients. Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each Class, voting separately by class. While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan, the purpose for which the payments were made and the identity of each recipient of a payment. The reports on the Class B Plan and Class C Plan shall also include the Distributor's distribution costs for that quarter and in the case of the Class B plan the amount of those costs for previous fiscal periods that are unreimbursed. Those reports are subject to the review and approval of the Independent Trustees. Each Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees. Under the plan for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans. |_| Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers. For the fiscal period ended July 31, 2000, payments under the Class A Plan totaled $24,736, of which all was paid by the Distributor to recipients. That included $3,679 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead. |_| Class B, Class C and Class N Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plans during the period for which the fee is paid. The types of services that Recipients provide are similar to the services provided under the Class A service plan, described above. The Class B, Class C and Class N Plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares. The Distributor retains the asset-based sales charge on Class B and Class N shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing commission to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C and/or Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commissions and service fee in advance at the time of purchase. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor: o pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described above,

        o may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,

o employs personnel to support distribution of Class B, Class C and Class N shares, and

        o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state “blue sky” registration fees and certain other distribution expenses.

The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. -------------------------------------------------------------------------------------------------------------------- Distribution Fees Paid to the Distributor in the Fiscal Year Ended 7/31/00 -------------------------------------------------------------------------------------------------------------------- ------------------------ -------------------- --------------------- ------------------------- ---------------------- Distributor's Distributor's Aggregate Unreimbursed Total Amount Unreimbursed Expenses as % Payments Retained by Expenses of Net Assets Under Plan Distributor Under Plan of Class ------------------------ -------------------- --------------------- ------------------------- ---------------------- ------------------------ -------------------- --------------------- ------------------------- ---------------------- Class B Plan $72,350 $62,003 $114,101 0.99% ------------------------ -------------------- --------------------- ------------------------- ---------------------- ------------------------ -------------------- --------------------- ------------------------- ---------------------- Class C Plan $15,619 $7,689 $10,331 0.46% ------------------------ -------------------- --------------------- ------------------------- ---------------------- All payments under the Class B, Class C and the Class N plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include “cumulative total return,” “average annual total return,” “average annual total return at net asset value” and “total return at net asset value.” An explanation as of how total returns are calculated is set forth below. The charts below show the Fund’s performance of the Fund’s most recent fiscal year end. You can obtain current performance as information by calling the Fund’s Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments: |_| Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model. |_| The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
|_| An investment in the Fund is not insured by the FDIC or any other government agency. |_| The principal value of the Fund’s shares and total returns are not guaranteed and normally will fluctuate on a daily basis.
|_| When an investor’s shares are redeemed, they may be worth more or less than their original cost. |_| Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class. |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed the SEC. The methodology is discussed below. In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period. There is no sales charge for Class Y shares. |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula: [OBJECT OMITTED] |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows: [OBJECT OMITTED] |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B, Class C or Class N shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. ----------------------------------------------------------------------------------------------------------------------- The Fund's Total Returns for the Periods Ended 7/31/005 ----------------------------------------------------------------------------------------------------------------------- --------------- --------------------------- --------------------------------------------------------------------------- Cumulative Total Returns Average Annual Total Returns Class of Shares --------------- --------------------------- --------------------------------------------------------------------------- --------------- --------------------------- ----------------------- --------------------------- ----------------------- (10 Years of life of 1 - Year 5 - Year or Life 10 - Year or Life class) --------------- --------------------------- ----------------------- --------------------------- ----------------------- --------------- ------------ -------------- ----------- ----------- ------------- ------------- ----------- ----------- After Sales Without Without After Without After Sales Without After Charge Sales Sales Sales Sales Charge Sales Sales (MOP) Charge Charge Charge Charge (NAV) Charge Charge (NAV) (MOP) (NAV) (MOP) (MOP) (NAV) --------------- ------------ -------------- ----------- ----------- ------------- ------------- ----------- ----------- --------------- ------------ -------------- ----------- ----------- ------------- ------------- ----------- ----------- Class A 39.02%(1) 47.50%(1) 16.53% 23.64% 22.51%(1) 27.07%(1) N/A N/A --------------- ------------ -------------- ----------- ----------- ------------- ------------- ----------- ----------- --------------- ------------ -------------- ----------- ----------- ------------- ------------- ----------- ----------- Class B 35.21%(2) 39.21%(2) 17.70% 22.70% 23.73%(2) 26.30%(2) N/A N/A --------------- ------------ -------------- ----------- ----------- ------------- ------------- ----------- ----------- --------------- ------------ -------------- ----------- ----------- ------------- ------------- ----------- ----------- Class C 39.20%(3) 39.20%(3) 21.70% 22.70% 26.30%(3) 26.30%(3) N/A N/A --------------- ------------ -------------- ----------- ----------- ------------- ------------- ----------- ----------- --------------- ------------ -------------- ----------- ----------- ------------- ------------- ----------- ----------- Class Y 48.50%(4) 48.50%(4) 24.27% 24.27% 27.60%(4) 27.60%(4) N/A N/A --------------- ------------ -------------- ----------- ----------- ------------- ------------- ----------- ----------- 1. Inception of Class A: 12/17/98 2. Inception of Class B: 3/1/99 3. Inception of Class C: 3/1/99 4. Inception of Class Y: 12/17/98

5. Class N shares were not offered during the Fund’s fiscal year ended 7/31/00. Therefore, this Statement of Additional Information does not contain any performance information for that class.

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

|_| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories. |_| Morningstar Rankings. From time to time the Fund may publish the star ranking of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is ranked among international stock funds. Morningstar star rankings are based on risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's (or class's) 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class). Rankings are subject to change monthly. The Fund may also compare its performance to that of other funds in its Morningstar category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges. |_| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services. Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government. From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.
From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund’s advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

o information about the performance of certain securities or commodities markets or segments of those markets, o information about the performance of the economies of particular countries or regions, o the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, o the availability of different types of securities or offerings of securities, o information relating to the gross national or gross domestic product of the United States or other countries or regions, o comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund. ------------------------------------------------------------------------------------------------------------------- ABOUT YOUR ACCOUNT ------------------------------------------------------------------------------------------------------------------- How to Buy Shares Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix B contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased two regular business days following the regular business day you instruct the Distributor to initiate the Automated Clearing House (“ACH”) transfer to buy the shares. That instruction must be received prior to the close of The New York Stock Exchange that day. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day after the shares are purchased. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix B to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

|X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together: o Class A, Class B and Class N shares you purchase for your individual accounts (including IRAs and 403(b) ---------------------- --------------------------- plans), or for your joint accounts, or for trust or custodial accounts on behalf of your -------- children who are minors, and

        o Current purchases of Class A, Class B and Class N shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and

        o Class A, Class B and Class N shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares. |X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following: Oppenheimer Bond Fund Oppenheimer Main Street Growth & Income Fund Oppenheimer California Municipal Fund Oppenheimer Main Street Opportunity Fund Oppenheimer Capital Appreciation Fund Oppenheimer Main Street Small Cap Fund Oppenheimer Capital Preservation Fund Oppenheimer MidCap Fund Oppenheimer Capital Income Fund Oppenheimer Multiple Strategies Fund Oppenheimer Champion Income Fund Oppenheimer Municipal Bond Fund Oppenheimer Convertible Securities Fund OSM1 - Mercury Advisors S&P 500 Index Oppenheimer Developing Markets Fund OSM1 - Mercury Advisors Focus Growth Fund Oppenheimer Disciplined Allocation Fund Oppenheimer New York Municipal Fund Oppenheimer Value Fund Oppenheimer New Jersey Municipal Fund Oppenheimer Discovery Fund Oppenheimer Pennsylvania Municipal Fund Oppenheimer Emerging Growth Fund OSM1 - QM Active Balanced Fund Oppenheimer Emerging Technologies Fund Oppenheimer Quest Balanced Value Fund Oppenheimer Enterprise Fund Oppenheimer Quest Capital Value Fund, Inc. Oppenheimer Europe Fund Oppenheimer Quest Global Value Fund, Inc. Oppenheimer Florida Municipal Fund Oppenheimer Quest Opportunity Value Fund OSM1- Gartmore Millennium Growth Fund Oppenheimer Quest Value Fund, Inc. Oppenheimer Global Fund Oppenheimer Real Asset Fund Oppenheimer Global Growth & Income Fund OSM1 - Salomon Brothers Capital Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Senior Floating Rate Fund Oppenheimer Growth Fund Oppenheimer Small Cap Value Fund Oppenheimer High Yield Fund Oppenheimer Strategic Income Fund Oppenheimer Intermediate Municipal Fund Oppenheimer Total Return Fund, Inc. Oppenheimer International Bond Fund Oppenheimer Trinity Core Fund Oppenheimer International Growth Fund Oppenheimer Trinity Growth Fund Oppenheimer International Small Company Fund Oppenheimer Trinity Value Fund OSM1 -Jennison Growth Fund Oppenheimer U.S. Government Trust Oppenheimer Large Cap Growth Fund Limited-Term New York Municipal Fund Oppenheimer Limited-Term Government Fund Rochester Fund Municipals And the following money market funds: Centennial America Fund, L. P. Centennial New York Tax Exempt Trust Centennial California Tax Exempt Trust Centennial Tax Exempt Trust Centennial Government Trust Oppenheimer Cash Reserves Centennial Money Market Trust Oppenheimer Money Market Fund, Inc. 1 - "OSM" is Oppenheimer Select Managers There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent. If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof. The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan. In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor. |_| Terms of Escrow That Apply to Letters of Intent. 1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account. 2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor. 3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds. 4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares. 5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,

(b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

        6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled “How to Exchange Shares” and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds-sponsored qualified retirement accounts offered by employers to their employees. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their account in that fund to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

To make automatic payments to purchase shares of the Fund, your bank account normally will be debited two business days prior to the investment dates you selected on your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions. Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or your can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of Retirement Plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix B to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the plan’s applicable investments reach $5 million.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund’s shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund’s shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor’s name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares than another. The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund. |_| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years. |_| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund’s net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Presidents’ Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days, and the values of some of the Fund's portfolio securities may change significantly on those days, when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange. Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Board of Trustees determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board. |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows: |_| Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows: (1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or
(2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing “bid” and “asked” prices on the valuation date or, if not, at the closing “bid” price on the valuation date.

|_| Equity securities traded on a foreign securities exchange generally are valued in one of the following ways: (1) at the last sale price available to the pricing service approved by the Board of Trustees, or (2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or (3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security. |_| Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry. |_| The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry: (1) debt instruments that have a maturity of more than 397 days when issued, (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

        (3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

|_| The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts: (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and (2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less. |_| Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board’s procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the “bid” and “asked” prices provided by a single active market maker (which in certain cases may be the “bid” price if no “asked” price is available).

In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities. The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency. Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

        When the Fund writes an option, an amount equal to the premium received is included in the Fund’s Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted (“marked-to-market”) to reflect the current market value of the option. In determining the Fund’s gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

Information on how to sell shares of the Fund is stated in the Prospectus. The information below provides additional information about the procedures and conditions for redeeming shares.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
|_| Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or |_| Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments “In Kind”. The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the portfolio of the Fund, in lieu of cash.

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund’s Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to “Trustee, OppenheimerFunds Retirement Plans,” c/o the Transfer Agent at its address listed in “How To Sell Shares” in the Prospectus or on the back cover of this Statement of Additional Information. The request must (1) state the reason for the distribution; (2) state the owner’s awareness of tax penalties if the distribution is premature; and (3) conform to the requirements of the plan and the Fund’s other redemption requirements.

Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund’s agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day’s net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix B, below). By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans. |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information. |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment. The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan. For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested. Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed. The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder. The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person. To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate. If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan. How to Exchange Shares As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1.800.525.7048.

        o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.

        o Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.

        o Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.

        o Only certain Oppenheimer funds currently offer Class N shares, which are only offered to retirement plans as described in the Prospectus. Class N shares can be exchanged only for Class N shares of other Oppenheimer funds.

        o Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.

        o Class A shares of Senior Floating Rate Fund are not available by exchange of Class A shares of other Oppenheimer funds. Class A shares of Senior Floating Rate Fund that are exchanged for shares of the other Oppenheimer funds may not be exchanged back for Class A shares of Senior Floating Rate Fund.

        o Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.

        o Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

        o Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves. If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

        o Class A, Class B, Class C and Class Y Shares of Oppenheimer Select Managers Mercury Advisors S&P Index Fund and Oppenheimer Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.

Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge. Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege. Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

|_| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares. With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan’s first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan’s first purchase of Class N shares of any Oppenheimer fund.

When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. With respect to Class N shares, if you redeem your shares within 18 months of the retirement plan's first purchase or the retirement plan eliminates the Fund as a plan investment option within 18 months of selecting the Fund, a 1% contingent deferred sales charge will be imposed on the plan. Shareholders owning shares of more than one class must specify which class of shares they wish to exchange. |_| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. |_| Telephone Exchange Requests. When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.
|_| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the “Redemption Date”). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

For full or partial exchange of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise.

In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged. The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A shares or Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

        Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund’s Dividends and Distributions. The Federal tax treatment of the Fund’s dividends and capital gains distributions is briefly highlighted in the Prospectus.

Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.
Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a double tax on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund’s shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund’s Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund’s Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund’s shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. The Bank of New York is the Custodian of the Fund’s assets. The Custodian’s responsibilities include safeguarding and controlling the Fund’s portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund’s cash balances with the custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. KPMG LLP are the independent auditors of the Fund. They audit the Fund’s financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

A-1

Appendix A

Industry Classifications

Aerospace/Defense Food and Drug Retailers Air Transportation Gas Utilities Asset-Backed Health Care/Drugs Auto Parts and Equipment Health Care/Supplies & Services Automotive Homebuilders/Real Estate Bank Holding Companies Hotel/Gaming Banks Industrial Services Beverages Information Technology Broadcasting Insurance Broker-Dealers Leasing & Factoring Building Materials Leisure Cable Television Manufacturing Chemicals Metals/Mining Commercial Finance Nondurable Household Goods Communication Equipment Office Equipment Computer Hardware Oil - Domestic Computer Software Oil - International Conglomerates Paper Consumer Finance Photography Consumer Services Publishing Containers Railroads & Truckers Convenience Stores Restaurants Department Stores Savings & Loans Diversified Financial Shipping Diversified Media Special Purpose Financial Drug Wholesalers Specialty Printing Durable Household Goods Specialty Retailing Education Steel Electric Utilities Telecommunications - Long Distance Electrical Equipment Telephone - Utility Electronics Textile, Apparel & Home Furnishings Energy Services Tobacco Entertainment/Film Trucks and Parts Environmental Wireless Services Food B-12 Appendix B

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares3 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.4 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the “Distributor”), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, (2) non-qualified deferred compensation plans, (3) employee benefit plans5 (4) Group Retirement Plans6 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the “Transfer Agent”) of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the “Manager”).

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request. I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."7 This waiver provision applies to: - Purchases of Class A shares aggregating $1 million or more.

        - Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001.

- Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made: (1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

        (2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

- Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

        (1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. (“Merrill Lynch”) on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. (“MLIM”), that are made available under a Service Agreement between Merrill Lynch and the mutual fund’s principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as “Applicable Investments”).

        (2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

        (3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

- Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before March 1, 2001.

II. Waivers of Class A Sales Charges of Oppenheimer Funds A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases): - The Manager or its affiliates.

__________

        Present or former officers, directors, trustees and employees (and their “immediate families”) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

        - Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

        - Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

        - Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser’s own account (or for the benefit of such employee’s spouse or minor children).

        - Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

        - Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

        - “Rabbi trusts” that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

        - Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

        - Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

        - Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

- A unit investment trust that has entered into an appropriate agreement with the Distributor. - Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the

Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

        - Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

        - A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

        - A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

- Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

        - Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

        - Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker’s customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.

        - Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.

        - Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

- To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

        - Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to “Shareholder Account Rules and Policies,” in the applicable fund Prospectus).

        - For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

        (1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant’s account was established.

(2) To return excess contributions. (3) To return contributions made due to a mistake of fact. (4) Hardship withdrawals, as defined in the plan.8

        (5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

(6) To meet the minimum distribution requirements of the Internal Revenue Code. (7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. (8) For loans to participants or beneficiaries. (9) Separation from service.9

        (10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

(11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

        - For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.

- For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases. The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases: - Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.

        - Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

        - Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

        - Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

        - Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

        - Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.

- Distributions10 from Retirement Plans or other employee benefit plans for any of the following purposes: (1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund. (2) To return excess contributions made to a participant's account. (3) To return contributions made due to a mistake of fact. (4) To make hardship withdrawals, as defined in the plan.11

        (5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

(6) To meet the minimum distribution requirements of the Internal Revenue Code. (7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. (8) For loans to participants or beneficiaries.12 (9) On account of the participant's separation from service.13

        (10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.

        (11) Distributions made on account of a plan termination or “in-service” distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

        (12) Distributions from Retirement Plans having 500 or more eligible employees, except distributions made because of the elimination of all of the Oppenheimer funds as an investment option under the Plan.

        (13) For distributions from a participant’s account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account’s value, adjusted annually.

(14) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account’s value, adjusted annually.

(15) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.

        - Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases: - Shares sold to the Manager or its affiliates.

        - Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

- Shares issued in plans of reorganization to which the Fund is a party.

        - Shares sold to present or former officers, directors, trustees or employees (and their “immediate families” as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

Oppenheimer Quest Value Fund, Inc. Oppenheimer Small Cap Value Fund Oppenheimer Quest Balanced Value Fund Oppenheimer Quest Global Value Fund, Inc. Oppenheimer Quest Opportunity Value Fund These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995: Quest for Value U.S. Government Income Fund Quest for Value New York Tax-Exempt Fund Quest for Value Investment Quality Income Fund Quest for Value National Tax-Exempt Fund Quest for Value Global Income Fund Quest for Value California Tax-Exempt Fund All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either: - acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or

        - purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges. - - Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of “Associations” formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

------------------------------ ---------------------------- ---------------------------- ---------------------------- Number of Eligible Employees Initial Sales Charge as a Initial Sales Charge as a Concession as % of or Members % of Offering Price % of Net Amount Invested Offering Price ------------------------------ ---------------------------- ---------------------------- ---------------------------- ------------------------------ ---------------------------- ---------------------------- ---------------------------- 9 or Fewer 2.50% 2.56% 2.00% ------------------------------ ---------------------------- ---------------------------- ---------------------------- ------------------------------ ---------------------------- ---------------------------- ---------------------------- At least 10 but not more 2.00% 2.04% 1.60% than 49 ------------------------------ ---------------------------- ---------------------------- ---------------------------- For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus. Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor. - - Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
- Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

- Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds. - - Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund: Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law. B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers. - - Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
- withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and

- liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

- - Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: - redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

        - withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and

- liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption. V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of

Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section): Oppenheimer U. S. Government Trust, Oppenheimer Bond Fund, Oppenheimer Value Fund and Oppenheimer Disciplined Allocation Fund

are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the “Former Connecticut Mutual Funds”) on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account Connecticut Mutual Total Return Account Connecticut Mutual Government Securities Account CMIA LifeSpan Capital Appreciation Account Connecticut Mutual Income Account CMIA LifeSpan Balanced Account Connecticut Mutual Growth Account CMIA Diversified Income Account A. Prior Class A CDSC and Class A Sales Charge Waivers. - Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first). Those shareholders who are eligible for the prior Class A CDSC are:

        (1) persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund’s policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

        (2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC. - Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

        (1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

        (2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;

(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families; (4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies; (5)
one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

        (6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above. Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund. B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (1) by the estate of a deceased shareholder; (2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code; (3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

(4) as tax-free returns of excess contributions to such retirement or employee benefit plans; (5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

        (6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

(7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;

        (8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

        (9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund’s Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities

Fund

Oppenheimer Convertible Securities Fund (referred to as the “Fund” in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund’s then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

- the Manager and its affiliates,

        - present or former officers, directors, trustees and employees (and their “immediate families” as defined in the Fund’s Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,

        - registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund’s prior investment advisor or distributor for that purpose,

        - dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,

        - employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,

        - dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund’s shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

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Oppenheimer Large Cap Growth Fund

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Internet Web Site:

WWW.OPPENHEIMERFUNDS.COM ------------------------ Investment Adviser OppenheimerFunds, Inc. Two World Trade Center New York, New York 10048-0203

Distributor

OppenheimerFunds Distributor, Inc. Two World Trade Center New York, New York 10048-0203

Transfer Agent

OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217 1-800-525-7048

Custodian Bank

The Bank of New York One Wall Street New York, New York 10015

Independent Auditors

KPMG LLP 707 Seventeenth Street Denver, Colorado 80202

Legal Counsel

Mayer, Brown & Platt 1675 Broadway New York, New York 10019-5820 1234 PX775.0301

__________

1 No commission will be paid on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. 2Ms. Macaskill and Mr. Griffiths are not Directors of Oppenheimer Money Market Fund, Inc. 3 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund. 4 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund’s Early Withdrawal Charges and references to “redemptions” mean “repurchases” of shares.

5 An “employee benefit plan” means any plan or arrangement, whether or not it is “qualified” under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

6 The term “Group Retirement Plan” means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class N shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term “Group Retirement Plan” also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class N shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class N shares at net asset value but subject to the Class N contingent deferred sales charge.

7 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year. 8 This provision does not apply to IRAs.

9 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs. 10 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

11 This provision does not apply to IRAs. 12 This provision does not apply to loans from 403(b)(7) custodial plans.

13 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

OPPENHEIMER TRINITY GROWTH FUND Supplement dated March 1, 2001 to the Prospectus dated January 22, 2001 The Prospectus is changed as follows: 1. The Prospectus supplement dated January 22, 2001 is withdrawn. 2. The following sentence is added before the sentence "Non retirement plan investors cannot buy Class N shares directly" in the paragraph "Class N Shares" under the heading "What Classes of Shares Does the Fund Offer?" on page 14: ClassN shares also are offered to rollover IRAs sponsored by the Manager that purchase Class N shares with the proceeds from a distribution from a qualified retirement plan or 403(b) plan sponsored by the Manager. 3. The Prospectus is changed by adding the following after "How Can You Reduce Class A Sales Charges?" on page 18: Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor. The Distributor pays dealers of record concessions in an amount equal to 0.25% of purchases by those retirement plans. That concession will not be paid on purchases of shares by a retirement plan made with the proceeds of the redemption of Class N shares of one or more Oppenheimer funds held by the plan for more than eighteen (18) months. 4. The following sentence is added before the sentence "Non retirement plan investors cannot buy Class N shares directly" in the first paragraph under the heading "How Can You Buy Class N Shares?" on page 19: ClassN shares also are offered to rollover IRAs sponsored by the Manager that purchase Class N shares with the proceeds from a distribution from a qualified retirement plan or 403(b) plan sponsored by the Manager. March 1, 2001 PS0341.006
Oppenheimer
Trinity Growth FundSM

Prospectus dated January 22, 2001

Oppenheimer   Trinity  Growth  FundSM  is  a  mutual  fund  that  seeks  capital appreciation.  The Fund  invests  in stocks  that are  included  in the  S&P
500/BARRA Growth Index.

     This Prospectus contains important  information about the Fund's objective, its  investment  policies,  strategies  and risks.  It also  contains  important information  about  how to buy and sell  shares  of the Fund and  other  account features.  Please read this Prospectus  carefully  before you invest and keep it for future reference about your account.

As with all mutual funds,  the Securities and Exchange  Commission has not approved or disapproved  the Fund's  securities nor has it determined that this  Prospectus  is accurate  or  complete.  It is a criminal  offense to represent otherwise.
                                                                                                                (OppenheimerFunds logo)

Contents

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                  About The Fund

                  The Fund's Investment Objective and Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed

                  About Your Account
--------------------------------------------------------------------------------

                  How to Buy Shares
                  Class A Shares
                  Class B Shares
                  Class C Shares
                  Class N Shares
                  Class Y Shares

                  Special Investor Services
                  AccountLink
                  PhoneLink
                  OppenheimerFunds Internet Web Site

                  How to Sell Shares
                  By Mail
                  By Telephone

                  How to Exchange Shares

                  Shareholder Account Rules and Policies

                  Dividends, Capital Gains and Taxes

                  Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Strategies

WHAT IS THE FUND'S INVESTMENT  OBJECTIVE?  The Fund's investment objective is to seek capital appreciation.

     WHAT DOES THE FUND MAINLY INVEST IN? The Fund invests in common stocks that are included in the S&P  500/BARRA Growth Index, a subset of stocks included in the  Standard  &  Poor's  Composite  Index of 500  Stocks  ("S&P  500
Index"). The Fund does not expect to invest in all of the stocks included in the
S&P  500/BARRA Growth Index at the same time, and the Fund's  investments in particular  stocks may be allocated  in amounts that vary from the  proportional weightings of those stocks in the S&P 500/BARRA Growth Index. Therefore, the
Fund is not an "index" fund.

     HOW DOES THE SUB-ADVISOR  DECIDE WHAT SECURITIES TO BUY OR SELL? The Fund's
investment Manager,  OppenheimerFunds,  Inc., has engaged a Sub-Advisor, Trinity
Investment  Management  Corporation,  to select  the  securities  for the Fund's portfolio. The Sub-Advisor primarily uses growth-oriented investment analyses to determine which stocks to buy and sell on behalf of the Fund,  focusing on those stocks that appear to have appreciation potential.

     The  Fund's  Sub-Advisor  generally  adheres to the  following  systematic, disciplined  investment  process.  While the Fund's  investment  process and its implementation  may vary in particular cases, the process includes the following strategies:

o    The Sub-Advisor considers stocks that are included in the S&P 500/BARRA
     Growth  Index  as  investments  for  the  Fund's  portfolio.  Under  normal circumstances, at least 80% of the Fund's assets will be invested in stocks included in the index.

o    The   Sub-Advisor   uses   proprietary    quantitative   valuation   models
     incorporating  data  derived  from  qualitative   research  fundamental  to
     identify  stocks  within the index that it considers  to have  appreciation potential.  Individual stocks are selected for the Fund's portfolio using a ranking process based on those valuation models.

o    Seeking to reduce the Fund's overall risk, the Sub-Advisor  diversifies the
     Fund's  portfolio by allocating  the Fund's  investments  among  industries within the S&P 500/BARRA Growth Index.

The  investment  process  is  more  fully  described  under  "About  the  Fund's
Investments," below.

     WHO IS THE FUND DESIGNED FOR? The Fund is designed  primarily for investors seeking capital growth in their investment over the long term.  Investors should be willing to assume the risks of short-term share price  fluctuations  that are typical for a fund  investing in stocks.  The Fund is not designed for investors requiring current income.  Because of its focus on long-term  appreciation,  the
Fund may be appropriate for a portion of a retirement plan investment.  The Fund is not a complete investment program.

Main Risks of Investing in the Fund

     All  investments  have risks to some  degree.  The Fund's  investments  are subject  to changes in their  value  from a number of factors  described  below.
There is also the risk that poor  security  selection  by the  Sub-Advisor  will cause the Fund to underperform other funds having a similar objective.

     RISKS OF  INVESTING  IN  STOCKS.  Stocks  fluctuate  in  price,  and  their short-term  volatility  at times  may be great.  Because  the Fund  focuses  its investments  in stocks,  the value of the Fund's  portfolio  will be affected by changes in the stock markets.  This market risk will affect the Fund's net asset value per share,  which  will  fluctuate  as the values of the Fund's  portfolio securities change.

     A variety of factors  can  affect the price of a  particular  stock and the prices of individual  stocks do not move in the same  direction  uniformly or at the same time. Because the Fund limits its stock investments to stocks traded on
U.S. exchanges,  the Fund's net asset value per share will be affected primarily by changes in U.S. stock markets.

     Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions that affect that industry more than others, or by changes in government regulations,  availability of basic resources or supplies, or other events.  The Fund does not concentrate 25% or more of its assets in any one industry,  and the portfolio  management team seeks to reduce the effects of industry risks by diversifying the Fund's  investments  among 34 industry groups defined by the Sub-Advisor  within the S&P 500/BARRA Growth Index.  However,
there  is  no  assurance   that  this   diversification   strategy  will  reduce
fluctuations  in the value of the Fund's shares related to events  affecting the stocks of issuers in a particular industry.

     Other factors can affect a particular  stock's price, such as poor earnings reports by the issuer,  loss of major customers,  major  litigation  against the issuer, or changes in government regulations affecting the issuer.

     HOW  RISKY IS THE FUND  OVERALL?  These  risks  collectively  form the risk profile  of the Fund and can affect  the value of the  Fund's  investments,  its
investment  performance  and  prices  per  share.   Particular  investments  and
investment  strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less  than  what you paid for  them.  There is no  assurance  that the Fund will achieve its investment objective.

     The Fund focuses its investments in stocks for long-term  growth,  however, in the short term, stocks can be volatile. The price of the Fund's shares can go up and down  substantially.  The  Fund  generally  does not use  income-oriented investments  to help  cushion  the Fund's  total  return  from  changes in stock prices,  except  for  temporary  defensive  purposes.  In  the  OppenheimerFunds spectrum,  the Fund is generally more  conservative than aggressive growth stock funds, but more aggressive than funds that invest in stocks and bonds.

--------------------------------------------------------------------------------
     An  investment  in the Fund is not a deposit of any bank and is not insured or  guaranteed  by the  Federal  Deposit  Insurance  Corporation  or  any  other government agency.
--------------------------------------------------------------------------------

The Fund's Performance

     The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's  performance (for its Class A shares)
from year to year for the first full  calendar  year since the Fund's  inception and by showing how the average annual total returns of the Fund's shares compare to  those  of  two  broad-based  market  indexes.  The  Fund's  past  investment performance is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Return (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

     Sales  charges are not included in the  calculations  of return in this bar chart, and if those charges were included,  the returns would be less than those shown.

     During  the  period  shown  in the  bar  chart,  the  highest  return  (not annualized)  for a calendar  quarter was 15.06% (4th Q'99) and the lowest return
(not annualized) for a calendar quarter was -19.29% (4th Q'00).

Average Annual Total Returns
for the periods ended December 31, 2000                  Past 1 Year        Life of Class
------------------------------------------------------ ---------------- ----------------------
------------------------------------------------------ ---------------- ----------------------
Class A Shares (inception 9/1/99)                          -27-66%             -14.43%
------------------------------------------------------ ---------------- ----------------------
------------------------------------------------------ ---------------- ----------------------
S&P Barra Growth (from 8/31/99)                            22-08%              -6.28%
------------------------------------------------------ ---------------- ----------------------
------------------------------------------------------ ---------------- ----------------------
Class B Shares (inception 9/1/99)                          -27.80%             -13.99%
------------------------------------------------------ ---------------- ----------------------
------------------------------------------------------ ---------------- ----------------------
Class C Shares (inception 9/1/99)                          -24.69%             -11.32%
------------------------------------------------------ ---------------- ----------------------
------------------------------------------------------ ---------------- ----------------------
Class Y Shares (inception 9/1/99)                          -23.20%             -10.38%
------------------------------------------------------

     The Fund's  average  annual  total  returns  include the  applicable  sales charge:  for Class A, the current  maximum  initial  sales charge of 5.75%;  for
Class B, the  contingent  deferred sales charges of 5% (1-year) and for Class C, the 1% contingent deferred sales charge for the 1-year period.

     The returns  measure the  performance of a hypothetical  account and assume that all  dividends  and capital  gains  distributions  have been  reinvested in additional  shares.  The Fund's performance of Class A shares is compared to the
S&P  500/BARRA  Growth Index, an unmanaged index of equity  securities.  The index  performance  reflects the reinvestment of dividends but does not consider the effects of capital gains or transaction  costs, and the Fund also invests in debt  securities,  which are not included in the index.  Because  Class N shares were not offered for sale during the periods shown,  no performance  information is included in the table above for Class N shares.

Fees and Expenses of the Fund

     The Fund pays a variety of expenses  directly for management of its assets, administration,  distribution of its shares and other  services.  Those expenses are  subtracted  from the Fund's  assets to calculate the Fund's net asset value
per  share.   All   shareholders   therefore  pay  those  expenses   indirectly.
Shareholders  pay other  expenses  directly,  such as sales  charges and account transaction  charges.  The following tables are meant to help you understand the fees  and  expenses  you may pay if you buy and hold  shares  of the  Fund.  The numbers  below are based on the Fund's  expenses  during its fiscal period ended
July 31, 2000, except that the numbers for Class N shares, which is a new class, are based on the  Fund's  anticipated  expenses  for Class N shares  during  the upcoming year.

Shareholder Fees (charges paid directly from your investment):

--------------------------------------- ------------ ------------- ------------ -------------- -------------
                                          Class A      Class B       Class C       Class N       Class Y
                                          Shares        Shares       Shares        Shares         Shares
--------------------------------------- ------------ ------------- ------------ -------------- -------------
--------------------------------------- ------------ ------------- ------------ -------------- -------------
Maximum Sales Charge (Load)                5.75%         None         None                         None
on purchases                                                                        None
(as % of offering price)
--------------------------------------- ------------ ------------- ------------ -------------- -------------
--------------------------------------- ------------ ------------- ------------ -------------- -------------
Maximum Deferred Sales                     None1         5%2           1%3                         None
Charge (Load) (as % of the                                                           1%4
lower of the original offering
price or redemption proceeds)
--------------------------------------- ------------ ------------- ------------ -------------- -------------
1. A contingent deferred sales charge may apply to redemptions of investments of
$1 million or more  ($500,000 for  retirement  plan accounts) of Class A shares.
See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase.  The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4.  Applies  to shares  redeemed  within 18 months of  retirement  plan's  first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

---------------------------------------- ------------ ------------- ------------- ------------ ------------
                                           Class A      Class B       Class C       Class N      Class Y
                                           Shares        Shares        Shares       Shares       Shares
---------------------------------------- ------------ ------------- ------------- ------------ ------------
---------------------------------------- ------------ ------------- ------------- ------------ ------------
Management Fees                             0.75%        0.75%         0.75%         0.75%        0.75%
---------------------------------------- ------------ ------------- ------------- ------------ ------------
---------------------------------------- ------------ ------------- ------------- ------------ ------------
Distribution and/or Service                 0.12%        1.00%         1.00%                       N/A
(12b-1) Fees                                                                         0.50%
---------------------------------------- ------------ ------------- ------------- ------------ ------------
---------------------------------------- ------------ ------------- ------------- ------------ ------------
Other Expenses                              0.63%        0.62%         0.62%         0.63%        0.63%
---------------------------------------- ------------ ------------- ------------- ------------ ------------
---------------------------------------- ------------ ------------- ------------- ------------ ------------
Total Annual Operating Expenses             1.50%        2.37%         2.37%         1.88%        1.38%
---------------------------------------- ------------ ------------- ------------- ------------ ------------

Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. Class
     N shares were not offered for sale during the Fund's last fiscal year.  The expenses  above for Class N shares are based on the  expected  expenses for that class of shares for the current fiscal year.

EXAMPLES.  The  following  examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples  assume  that you invest  $10,000 in a class of shares of the Fund
     for  the  time  periods   indicated   and  reinvest   your   dividends  and
     distributions.

The  first  example  assumes  that you redeem  all of your  shares at the end of those periods.  The second example assumes that you keep your shares.  Both examples  also  assume that your  investment  has a 5% return each year and that the class's operating  expenses remain the same. Your actual costs may be higher or lower  because  expenses  will vary over time.  Based on these assumptions your expenses would be as follows:

  -------------------------------- ------------------ -------------------- ----------------------- --------------------

  If shares are redeemed:               1 Year              3 Years               5 Years              10 Years 1
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  Class A Shares                         $719               $1,022                 $1,346                $2,263
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  Class B Shares                         $740               $1,039                 $1,465                $2,291
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  Class C Shares                         $340                $ 739                 $1,265                $2,706
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  Class N Shares                         $291                $591                  $1,016                $2,201
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  Class Y Shares                         $141                $ 437                 $ 755                 $1,657
  -------------------------------- ------------------ -------------------- ----------------------- --------------------

  -------------------------------- ------------------ -------------------- ----------------------- --------------------

  If shares are not redeemed:           1 Year              3 Years               5 Years              10 Years 1
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  Class A Shares                         $719               $1,022                 $1,346                $2,263
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  Class B Shares                         $240                $ 739                 $1,265                $2,291
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  Class C Shares                         $240                $ 739                 $1,265                $2,706
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  Class N Shares                         $191                $591                  $1,016                $2,201
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  Class Y Shares                         $141                $ 437                 $ 755                 $1,657
  -------------------------------- ------------------ -------------------- ----------------------- --------------------

     In the first example, expenses include the initial sales charge for Class A and the  applicable  Class  B,  Class C or  Class N  contingent  deferred  sales charges.  In the second example,  the Class A expenses include the sales charge, but Class B, Class C and Class N expenses  do not  include  contingent  deferred sales  charges.  1 Class B expenses  for years 7 through 10 are based on Class A expenses,  since Class B shares automatically  convert to Class A shares after 6 years.

About the Fund's Investments

     THE FUND'S PRINCIPAL  INVESTMENT  POLICIES.  The Fund purchases only stocks that are included in the S&P 500/BARRA Growth Index. In rare instances,  the
Fund may  temporarily  hold stocks that are removed  from the S&P  500/BARRA
Growth Index or even the S&P 500 Index.

     S&P 500 Index.  The S&P 500 Index is an  unmanaged  index of equity securities  that is a  broad-based  measure of changes in domestic  stock market conditions based on the average performance of 500 widely held stocks.  Standard
& Poor's Corporation selects the stocks included in the index and determines their relative weightings within the index. The index is generally  considered a
"large cap" index. The Sub-Advisor's  research  capabilities cover approximately
98% of the stocks included in the S&P 500 Index.

     S&P  500/BARRA  Growth Index.  The S&P  500/BARRA Growth Index is a
subset of stocks included in the S&P 500 Index. The S&P 500/BARRA Growth
Index is constructed  by dividing the stocks in the S&P 500 Index  according to a single attribute:  book-to-price  ratio. The S&P 500/BARRA Growth Index
contains   stocks   with  lower   book-to-price   ratios.   Stocks  with  higher
book-to-price  ratios are contained in the S&P  500/BARRA Value Index.  Each stock in the S&P 500 Index is assigned to either the S&P 500/BARRA Value
Index or the S&P  500/BARRA  Growth  Index so that the two indices  together comprise the S&P 500 Index.

     Stocks  included  in the  S&P  500/BARRA  Growth  Index  are  generally considered to be those with the best relative short-term  appreciation potential among the stocks  included  in the  S&P  500 Index.  Stocks  included in the
S&P  500/BARRA  Value  Index  are  generally   considered  to  be  currently
undervalued by the market and therefore  thought to provide an  opportunity  for long-term potential returns.

Investment  Process.   In  selecting  stocks  for  the  Fund's  portfolio,   the
     Sub-Advisor  follows a three-step  process  intended to identify the stocks
     within  the  S&P   500/BARRA   Growth  Index  that  have  the  greatest
     appreciation potential.

The  Sub-Advisor  first divides the S&P 500/BARRA Growth Index into 11 broad economic sectors it has defined (see the chart on next page).  Second, each day the New York Stock Exchange is open for trading,  the Sub-Advisor ranks the stocks in each of the 11  economic  sectors of the index  according  to their growth potential.

The  Sub-Advisor  ranks  each of the  stocks in the 11  economic  sectors  using quantitative models based upon the factors that have historically  affected the prices for stocks  included in each  sector.  To identify  these growth factors,  the Sub-Advisor uses a proprietary research library that includes a database of historical  stock prices and fundamental  information such as earnings, dividend yields, and other relevant financial information.

The  stocks with the greatest growth potential or the most attractive stocks, as identified  by the  Sub-Advisor's  models are  assigned a ranking of 1 (the highest ranking). The stocks with the least amount of growth potential,  as identified by the Sub-Advisor's growth models, are assigned a ranking of 10
     (the lowest  ranking).  The stocks with the greatest  growth  potential are candidates  for  purchase  by the  Fund.  Although  lower  ranked  or  less attractive  stocks  generally are  candidates for sale if held by the Fund, the Fund does invest in some lower ranked or less  attractive  stocks in an attempt to reduce overall portfolio risk.

Third, in order to  diversify  the Fund's  investment  portfolio  and attempt to reduce overall  portfolio risk, the  Sub-Advisor  seeks to align the Fund's portfolio investments to the sector weights of the S&P 500/BARRA Growth
     Index  (see the  chart on next  page).  The  size of the  Fund's  portfolio positions in the most  attractive  or highest  ranked  stocks  generally is related to the proportionate  weights of those stocks within the index. The size of the Fund's  portfolio  positions in lower ranked or less attractive stocks  generally  is less than the  proportionate  weights of those stocks within the index.

The  Sub-Advisor generally will construct a portfolio of 40 to 80 stocks for the
     Fund across the 11 economic  sectors  and 34  industry  groups.  The Fund's portfolio  characteristics,  such as its yield, price to earnings ratio and price to book ratio, will generally reflect the underlying  characteristics of the S&P 500/BARRA Growth Index.

Thereis no  assurance  the Fund's  selection  strategy  will  result in the Fund achieving  its  objective  of  capital  appreciation.  Nor can there be any assurance that the Fund's diversification strategy will actually reduce the volatility  of an  investment  in the Fund.  The  Statement  of  Additional
     Information  contains  additional  information  about the Fund's investment policies and risks.

                         S&P 500/BARRA Growth Index
                     11 Economic Sectors, 34 Industry Groups

          Basic Materials                                      Miscellaneous
          Chemicals                                            Miscellaneous
          Forest Products
          Metals                                               Technology
                                                               Computer Hardware
          Consumer Staples                                     Computer Software
          Food/Bev/Tobacco                                     Electronics
          Household Products
          Food & Drug Retail                               Consumer Cyclicals
                                                               Retail/Merchandise
          Health Care                                          Entertainment
          Drugs                                                Building Materials
          Hospital/Hospital Supply                             Lodging & Restaurant
                                                               Publishing
          Transportation                                       Consumer Durables
          Automotive                                           Retail/Clothing
          Transportation
          Auto Parts                                           Finance
                                                               Consumer Finance
          Capital Goods                                        Money Center Banks
          Electric Equipment                                   Insurance
          Aerospace                                            Regional Banks
          Machinery
                                                               Utilities
          Energy                                               Telephones
          Integrated Oils                                      Electric Utilities
          Oil Products/Svcs                                    Gas & Water

     CAN THE FUND'S INVESTMENT  OBJECTIVE AND POLICIES CHANGE?  The Fund's Board
of Trustees can change  non-fundamental  investment policies without shareholder approval,  although  significant changes will be described in amendments to this
Prospectus.  Fundamental  policies  cannot be changed  without the approval of a majority  of  the  Fund's  outstanding  voting  shares.  The  Fund's  investment objective  is not a  fundamental  policy,  but will not be changed by the Fund's
Board  of  Trustees   without   advance  notice  to   shareholders.   Investment
restrictions  that are  fundamental  policies  are  listed in the  Statement  of
Additional  Information.  An investment  policy is not  fundamental  unless this
Prospectus or the Statement of Additional Information says that it is.

     OTHER INVESTMENT STRATEGIES.  To seek its objective,  the Fund can also use the investment  techniques and strategies  described  below. The Fund may or may not use these  investment  techniques.  These  techniques  have  certain  risks, although  some are  designed  to help reduce the  overall  investment  or market risks.

Portfolio Turnover.  The Fund's investment  process may cause the Fund to engage in  active  and  frequent  trading.  Therefore,  the  Fund  may  engage  in short-term  trading  while  trying  to  achieve  its  objective.  Portfolio turnover increases brokerage costs the Fund pays (and reduces performance).
     Additionally,  securities  trading  can cause the Fund to  realize  capital gains that are distributed to shareholders as taxable distributions.

Temporary  Defensive  Investments.  In  times of  adverse  or  unstable  market, economic  or  political  conditions,  the Fund can invest up to 100% of its
     assets  in  temporary  defensive  investments.   Generally  they  would  be
     high-quality,  short-term money market instruments, such as U.S. government securities,  highly  rated  commercial  paper,  short-term  corporate  debt obligations, bank deposits or repurchase agreements. The Fund can also hold these types of securities  pending the investment of proceeds from the sale of Fund shares or portfolio  securities or to meet anticipated  redemptions of Fund  shares.  To the  extent  the  Fund  invests  defensively  in these securities,  it might not  achieve  its  investment  objective  of  capital appreciation.

How the Fund Is Managed

THE  MANAGER.  The Manager  supervises the Fund's investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an investment advisory agreement  that states the Manager's  responsibilities.  The agreement sets the fees the Fund pays to the Manager and  describes  the expenses that the
     Fund is responsible to pay to conduct its business.

     The Manager has been an investment  adviser since January 1960. The Manager
(including  subsidiaries  and an  affiliate)  managed  more than $125 billion in assets as of December 31, 2000, including other Oppenheimer funds with more than
5 million  shareholder  accounts.  The  Manager is  located  at Two World  Trade
Center, 34th Floor, New York, New York 10048-0203.

The  Manager's Fees. Under the Investment Advisory Agreement,  the Fund pays the
     Manager an  advisory  fee at an annual  rate that  declines  on  additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets of the Fund,  0.72% of the next $200 million,  0.69% of the next
     $200 million,  0.66% of the next $200 million,  and 0.60% of average annual net assets in excess of $800  million.  The Fund's  management  fee for the period ended July 31, 2000 was 0.75% of average  annual net assets for each class of shares.

The  Sub-Advisor.  The Manager  retained the  Sub-Advisor to provide  day-to-day portfolio  management  for the Fund.  The  Sub-Advisor  has  operated as an investment  advisor  since 1980. As of December 31, 2000,  the  Sub-Advisor managed over $3.7 billion for  approximately  71 clients.  The  Sub-Advisor also serves as  sub-advisor  to other  investment  companies  for which the
     Manager serves as investment  advisor.  The  Sub-Advisor is an affiliate of the  Manager,  and is  located  at 301  North  Spring  Street,  Bellefonte,
     Pennsylvania  16823.  The Manager,  not the Fund,  pays the  Sub-Advisor an annual fee under the  Sub-Advisory  Agreement  between  the Manager and the
     Sub-Advisor.

Portfolio Management Team. The Fund is managed by a team of individuals employed by the Sub-Advisor.  The portfolio management team is primarily responsible for the selection of the Fund's portfolio securities.

ABOUT YOUR ACCOUNT

How to Buy Shares

HOW DO YOU BUY SHARES? You can buy shares several ways, as described below.

o    through  any  dealer,  broker  or  financial  institution  that has a sales agreement with the Fund's Distributor,  OppenheimerFunds Distributor, Inc.,
     or
o    directly through the Distributor, or
o    automatically  through an Asset  Builder  Plan  under the  OppenheimerFunds
     AccountLink service.

The  Fund's  Distributor,  Oppenheimer  Funds  Distributor,  Inc.,  may  appoint
     servicing   agents  to  accept  purchase  (and  redemption)   orders.   The
     Distributor,  in its sole discretion, may reject any purchase order for the
     Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial  institution  that has a sales agreement with the Distributor.
     Your dealer will place your order with the Distributor on your behalf.

Buying Shares Through the Distributor.  Complete an OppenheimerFunds New Account
     Application  and  return  it  with a  check  payable  to  "OppenheimerFunds
     Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you
     don't list a dealer on the  application,  the Distributor  will act as your agent in buying the shares.  However,  we  recommend  that you discuss your investment  with a financial  advisor before you make a purchase to be sure that the Fund is appropriate for you.

Buying Shares by Federal Funds Wire.  Shares  purchased  through the Distributor may be paid for by Federal  Funds wire.  The minimum  investment is $2,500.
     Before  sending  a  wire,  call  the   Distributor's   Wire  Department  at
     1.800.525.7048  to  notify  the  Distributor  of the wire,  and to  receive further instructions.

Buying Shares Through OppenheimerFunds  AccountLink.  With AccountLink,  you pay
     for shares by electronic funds transfers from your bank account. Shares are purchased for your account on the regular  business day the  Distributor is instructed by you to initiate the Automated  Clearing  House (ACH) transfer to buy shares. You can provide those instructions  automatically,  under an
     Asset Builder Plan,  described  below, or by telephone  instructions  using
     OppenheimerFunds   PhoneLink,   also  described  below.   Please  refer  to
     "AccountLink," below for more details.

Buying Shares Through Asset Builder Plans.  You may purchase  shares of the Fund
     (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other  financial  institution  under an Asset  Builder
     Plan with AccountLink. Details are in the Asset Builder Application and the
     Statement of Additional Information.

HOW  MUCH MUST YOU INVEST?  You can open a Fund account  with a minimum  initial investment of $1,000 and make  additional  investments  at any time with as little  as  $25.  There  are  reduced  minimum  investments  under  special investment plans.

o    With Asset  Builder  Plans,  403(b)  plans,  Automatic  Exchange  Plans and military  allotment plans, you can make initial and subsequent  investments for as little as $25.  you can make  additional  purchases  of at least $25 through AccountLink.
o    Under retirement plans, such as IRAs, pension and profit-sharing  plans and
     401(k)  plans,  you can start your account with as little as $250.  If your
     IRA is  started  under an Asset  Builder  Plan,  the $25  minimum  applies.
     Additional purchases may be as little as $25.

o    The minimum investment  requirement does not apply to reinvesting dividends from the Fund or other  Oppenheimer  funds (a list of them  appears  in the
     Statement of Additional Information, or you can ask your dealer or call the
     Transfer Agent), or reinvesting  distributions  from unit investment trusts that have made arrangements with the Distributor.

     AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price (the net asset  value per share plus any initial  sales  charge  that  applies).  The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Denver,  Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

Net  Asset Value.  The net asset value of each class of shares is  determined as of the close of The New York Stock  Exchange,  on each day the  Exchange is open for trading  (referred to in this  Prospectus  as a "regular  business day").  The Exchange  normally  closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this  Prospectus mean
     "New York time."

The net asset value per share is  determined by dividing the value of the Fund's net  assets  attributable  to a class by the number of shares of that class that are outstanding.  To determine net asset value, the Fund's Board of Trustees has established  procedures  to value the Fund's  securities,  in  general  based on market value. The Board has adopted special  procedures for valuing illiquid and restricted  securities and obligations for which market values cannot be readily obtained. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays,  the values of foreign  investments might change significantly on days when investors cannot buy or redeem shares.

The  Offering Price. To receive the offering price for a particular day, in most cases the  Distributor or its  designated  agent must receive your order by the time of day The New York Stock Exchange  closes that day. If your order is  received  on a day when the  Exchange is closed or after it has closed, the order will receive the next  offering  price that is  determined  after your order is received.

Buying Through a Dealer.  If you buy shares  through a dealer,  your dealer must receive the order by the close of The New York Stock  Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular  business day (normally 5:00 P.M.) to receive that day's offering price.  Otherwise,  the order will receive the next offering price that is determined.

--------------------------------------------------------------------------------

WHAT CLASSES OF SHARES  DOES THE FUND  OFFER?  The Fund  offers  investors  five different  classes of shares.  The  different  classes of shares  represent investments  in the same  portfolio  of  securities,  but the  classes  are subject to different  expenses and will likely have different share prices.
     When you buy shares,  be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ClassA Shares.  If you buy Class A shares,  you pay an initial  sales charge (on investments  up to $1 million for regular  accounts or $500,000 for certain retirement  plans).  The amount of that sales charge will vary depending on the amount you invest.  The sales charge rates are listed in "How Can I Buy
     Class A Shares?" below.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ClassB Shares.  If you buy Class B shares,  you pay no sales  charge at the time of purchase,  but you will pay an annual  asset-based  sales charge. If you sell your shares  within six years of buying them,  you will normally pay a contingent  deferred sales charge.  That  contingent  deferred sales charge varies depending on how long you own your shares,  as described in "How Can
     I Buy Class B Shares?" below.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ClassC Shares.  If you buy Class C shares,  you pay no sales  charge at the time of purchase,  but you will pay an annual  asset-based  sales charge. If you sell your shares  within 12 months of buying them,  you will normally pay a contingent  deferred  sales  charge of 1%, as  described  in "How Can I Buy
     Class C Shares?" below.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ClassN  Shares.  Class N  shares  are  offered  only  through  retirement  plans
     (including IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more  Oppenheimer  funds or through  retirement plans (not including  IRAs and 403(b)  plans)  that have assets of $500,000 or more or
     100 or more  eligible  plan  participants.  Non-retirement  plan  investors cannot buy Class N shares directly.  If you buy Class N shares,  you pay no sales  charge  at the  time  of  purchase,  but  you  will  pay  an  annual asset-based  sales charge.  If you sell your shares within 18 months of the retirement  plan's  first  purchase  of  Class  N  shares,  you  may  pay a contingent  deferred sales charge of 1%, as described in "Who Can Buy Class
     N Shares," below.

Class Y  Shares.  Class Y  shares  are  offered  only to  certain  institutional investors that have special agreements with the Distributor.

--------------------------------------------------------------------------------

WHICHCLASS OF SHARES  SHOULD YOU  CHOOSE?  Once you  decide  that the Fund is an appropriate investment for you, the decision as to which class of shares is best  suited to your needs  depends on a number of factors  that you should discuss with your financial advisor.  Some factors to consider are how much you plan to invest and how long you plan to hold your  investment.  If your goals and objectives  change over time and you plan to purchase  additional shares,  you should re-evaluate those factors to see if you should consider another class of shares.  The Fund's  operating costs that apply to a class of shares and the effect of the  different  types of sales  charges on your investment will vary your investment results over time.

The   discussion   below  is  not  intended  to  be   investment   advice  or  a
recommendation,  because each investor's financial considerations are different.
The  discussion  below  assumes that you will purchase only one class of shares, and not a combination of shares of different classes. Of course,  these examples are based on  approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the  considerations in selecting a class of shares.  You should analyze your options  carefully with your financial advisor before making that choice.

How  Long Do You Expect to Hold Your  Investment?  While future  financial needs cannot be  predicted  with  certainty,  knowing how long you expect to hold your  investment  will assist you in  selecting  the  appropriate  class of shares.  Because of the effect of  class-based  expenses,  your choice will also depend on how much you plan to invest. For example,  the reduced sales charges  available  for larger  purchases of Class A shares may, over time, offset  the effect of paying an initial  sales  charge on your  investment, compared to the effect over time of higher  class-based  expenses on shares of Class B or Class C. For retirement  plans that qualify to purchase Class
     N shares,  Class N shares will generally be more  advantageous than Class C shares.  Class B shares are not available  for purchase by such  retirement plans.

o    Investing for the Shorter  Term.  While the Fund is meant to be a long-term investment,  if you have a relatively  short-term  investment horizon (that is, you plan to hold your shares for not more than six  years),  you should probably consider  purchasing Class A or Class C shares rather than Class B shares.  That is because of the effect of the Class B  contingent  deferred sales charge if you redeem  within six years,  as well as the effect of the
     Class B asset-based sales charge on the investment return for that class in the short-term.  Class C shares might be the appropriate choice (especially for investments of less than  $100,000),  because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

However, if you plan to invest more than $100,000 for the shorter term,  then as your investment  horizon  increases toward six years,  Class C shares might not be as  advantageous  as Class A  shares.  That is  because  the  annual asset-based  sales  charge on Class C shares will have a greater  impact on your account over the longer term than the reduced  front-end  sales charge available for larger purchases of Class A shares.

And  for  non-retirement  plan  investors who invest $1 million or more, in most cases Class A shares will be the most  advantageous  choice,  no matter how long you  intend to hold your  shares.  For that  reason,  the  Distributor normally  will not accept  purchase  orders of  $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

o    Investing for the Longer Term. If you are investing  less than $100,000 for the  longer-term,  for  example for  retirement,  and do not expect to need access  to your  money  for  seven  years  or more,  Class B shares  may be appropriate.

Are  There  Differences  in Account  Features  That Matter to You?  Some account features may not be available to Class B, Class C or Class N  shareholders.
     Other  features  may  not  be  advisable  (because  of  the  effect  of the contingent  deferred  sales  charge)  for  Class  B,  Class  C or  Class  N shareholders.  Therefore,  you should  carefully review how you plan to use your investment account before deciding which class of shares to buy.

Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the additional  expenses borne by those classes that are not  borne by Class A or Class Y shares,  such as the Class B,  Class C and
     Class N asset-based  sales charge  described  below and in the Statement of
     Additional  Information.  Share certificates are not available for Class B,
     Class C and Class N shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

How  Do Share Classes Affect  Payments To My Broker?  A  salesperson,  such as a broker, may receive different  compensation for selling one class of shares than for selling  another class.  It is important to remember that Class B,
     Class C and Class N contingent deferred sales charges and asset-based sales charges  have the same  purpose as the  front-end  sales charge on sales of
     Class A shares:  to compensate the Distributor for concessions and expenses it pays to dealers  and  financial  institutions  for selling  shares.  The
     Distributor  may pay  additional  compensation  from its own  resources  to securities dealers or financial institutions based upon the value of shares of the Fund  owned  by the  dealer  or  financial  institution  for its own account or for its customers.

     SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS.  Appendix B to the Statement
of Additional Information details the conditions for the waiver of sales charges that apply in certain  cases,  and the special  sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the  Distributor  when  purchasing shares or the Transfer Agent when redeeming  shares that the special  conditions apply.

     HOW CAN YOU BUY CLASS A SHARES?  Class A shares are sold at their  offering price, which is normally net asset value plus an initial sales charge.  However, in some cases,  described  below,  purchases are not subject to an initial sales charge,  and the  offering  price will be the net asset  value.  In other cases, reduced sales charges may be available,  as described  below or in the Statement of Additional  Information.  Out of the amount you invest, the Fund receives the net asset value to invest for your account.

     The sales charge varies depending on the amount of your purchase. A portion of the sales  charge may be retained by the  Distributor  or  allocated  to your dealer as  concession.  The  Distributor  reserves  the right to pay the  entire concession to dealers.  The current sales charge rates and  concessions  paid to dealers and brokers are as follows:

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Front-End Sales Charge As    Front-End Sales Charge As
                                a Percentage of              a Percentage of Net Amount   Concession As Percentage
Amount of Purchase              Offering Price               Invested                     of Offering Price
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Less than $25,000                          5.75%                        6.10%                        4.75%
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
$25,000 or more but less than              5.50%                        5.82%                        4.75%
$50,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
$50,000 or more but less than              4.75%                        4.99%                        4.00%
$100,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
$100,000 or more but less                  3.75%                        3.90%                        3.00%
than $250,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
$250,000 or more but less                  2.50%                        2.56%                        2.00%
than $500,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
$500,000 or more but less                  2.00%                        2.04%                        1.60%
than $1 million
------------------------------- ---------------------------- ---------------------------- ----------------------------

ClassA Contingent  Deferred  Sales  Charge.  There is no initial sales charge on purchases  of Class A shares  of any one or more of the  Oppenheimer  funds aggregating $1 million or more or for certain purchases by particular types of retirement  plans described in Appendix B to the Statement of Additional
     Information.  The  Distributor  pays  dealers of record  concessions  in an amount equal to 1.0% of purchases of $1 million or more other than by those retirement accounts.  For those retirement plan accounts, the concession is
     1.0% of the first $2.5 million,  plus 0.50% of the next $2.5 million,  plus
     0.25% of purchases over $5 million, calculated on a calendar year basis. In either case,  the  concession  will be paid only on purchases that were not previously subject to a front-end sales charge and dealer concession.1

If   you redeem any of those shares within an 18-month "holding period" measured from the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption  proceeds.  That sales charge will be equal to
     1.0% of the lesser of (1) the  aggregate  net asset  value of the  redeemed
     shares  at  the  time  of  redemption   (excluding   shares   purchased  by
     reinvestment  of  dividends  or  capital  gain  distributions)  or (2)  the original  net asset  value of the  redeemed  shares.  However,  the Class A contingent  deferred  sales charge will not exceed the aggregate  amount of the  concessions  the  Distributor  paid to your dealer on all purchases of
     Class A shares of all  Oppenheimer  funds you made that were subject to the
     Class A contingent deferred sales charge.

Can  You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a
     Letter of Intent,  as described in "Reduced Sales Charges" in the Statement of  Additional  Information.  The Class A initial and  contingent  deferred sales charges are not imposed in the circumstances  described in Appendix B to the Statement of Additional Information.

HOW  CAN YOU BUY CLASS B SHARES?  Class B shares are sold at net asset value per share  without  an initial  sales  charge.  However,  if Class B shares are redeemed within 6 years of the end of the calendar month of their purchase, a contingent  deferred  sales charge will be deducted  from the  redemption proceeds.  The  Class  B  contingent  deferred  sales  charge  is  paid  to
     compensate    the    Distributor    for   its    expenses   of    providing
     distribution-related  services to the Fund in  connection  with the sale of
     Class B shares.

The  amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the  following  schedule for the Class B contingent  deferred  sales charge holding period:

----------------------------------------------------------- --------------------
                                             Contingent Deferred Sales Charge on
Years Since Beginning of Month in Which              Redemptions in That Year
Purchase Order was Accepted                  (As % of Amount Subject to Charge)
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
0 - 1                                                       5.0%
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
1 - 2                                                       4.0%
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
2 - 3                                                       3.0%
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
3 - 4                                                       3.0%
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
4 - 5                                                       2.0%
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
5 - 6                                                       1.0%
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
6 and following                                             None
----------------------------------------------------------- --------------------

In   the table,  a "year" is a  12-month  period.  In  applying  the  contingent deferred  sales charge,  all purchases are  considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically  convert to
     Class A shares 72 months after you purchase them. This  conversion  feature relieves Class B shareholders of the asset-based  sales charge that applies to  Class B  shares  under  the  Class B  Distribution  and  Service  Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares you hold  convert,  a prorated  portion of your Class B shares  that were acquired by reinvesting  dividends and  distributions on the converted shares  will also  convert  to Class A shares.  The  conversion  feature is subject to the  continued  availability  of a tax ruling  described  in the
     Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES?  Class C shares are sold at net asset  value per share without an initial sales charge.  However,  if Class C shares are redeemed within a holding period of 12 months from the end of the calendar month of their purchase,  a contingent  deferred sales charge of 1.0% will be deducted from the redemption  proceeds.  The Class C contingent  deferred  sales charge is paid to compensate the  Distributor  for its expenses of providing  distribution-related services to the Fund in connection with the sale of Class C shares.

WHO CAN BUY CLASS N SHARES?  Class N shares are offered only through  retirement plans (including IRAs and 403(b) plans) that purchase  $500,000 or more of Class
N shares of one or more  Oppenheimer  funds or  through  retirement  plans  (not including  IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible  participants.  Non-retirement  plan investors  cannot buy Class N shares directly.

A contingent deferred sales charge of 1.00% will be imposed if:

o    The retirement  plan (not including IRAs and 403(b) plans) is terminated or
     Class N shares of all  Oppenheimer  funds are  terminated  as an investment option of the plan and Class N shares are  redeemed  within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or

o    With  respect to an  individual  retirement  plan or 403(b)  plan,  Class N shares are redeemed  within 18 months of the plan's first purchase of Class
     N shares of any Oppenheimer fund.

Retirement  plans  that  offer  Class  N  shares  may  impose  charges  on  plan participant accounts.  The procedures for buying,  selling,  exchanging and transferring  the Fund's other classes of shares (other than the time those orders must be received by the  Distributor  or Transfer Agent in Colorado)
     and the special  account  features  applicable to purchasers of those other classes of shares  described  elsewhere in this  prospectus do not apply to
     Class N shares offered through a group  retirement  plan.  Instructions for purchasing  redeeming,  exchanging or  transferring  Class N shares offered through a group  retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

WHO CAN BUY CLASS Y SHARES? Class Y shares are sold at net asset value per share without  sales  charge  directly to  institutional  investors  that have special agreements  with the Distributor  for this purpose.  They may include  insurance companies,  registered  investment  companies and employee  benefit  plans.  For example,  Massachusetts  Mutual Life  Insurance  Company,  an  affiliate  of the
Manager, may purchase Class Y shares of the Fund and other Oppenheimer funds (as well as Class Y shares of funds  advised  by  MassMutual)  for asset  allocation programs,  investment  companies or separate investment accounts it sponsors and offers  to its  customers.  Individual  investors  cannot  buy  Class  Y  shares directly.

     An  institutional  investor  that buys  Class Y shares  for its  customers'
accounts  may impose  charges on those  accounts.  The  procedures  for  buying, selling,  exchanging and transferring the Fund's other classes of shares and the special account  features  available to investors  buying those other classes of shares do not  apply to Class Y  shares.  An  exception  is that the time  those orders  must be  received by the  Distributor  or its agents or by the  Transfer
Agent  is the  same for  Class Y as for  other  share  classes.  However,  those instructions  must  be  submitted  by  the  institutional  investor,  not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12B-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares.  It reimburses the  Distributor for a portion of its costs incurred for services  provided to accounts that hold Class A shares.  Reimbursement is made  quarterly  at an annual rate of up to 0.25% of the average  annual net assets of Class A shares of the Fund.  The  Distributor  currently uses all of those  fees to pay  dealers,  brokers,  banks  and  other  financial institutions  quarterly for providing  personal  service and maintenance of accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund
     has adopted Distribution and Service Plans for Class B, Class C and Class N
     shares  to  compensate  the  Distributor  for its  services  and  costs  in distributing  Class B, Class C and Class N shares and  servicing  accounts.
     Under the plans, the Fund pays the Distributor an annual  asset-based sales charge  of 0.75% per year on Class B shares  and on Class C shares  and the
     Fund pays the Distributor an annual  asset-based  sales charge of 0.25% per year on Class N shares.  The  Distributor  also  receives a service  fee of
     0.25% per year under each plan.

The  asset-based  sales  charge and service  fees  increase  Class B and Class C expenses by up to 1.00% and increase  Class N expenses by up to 0.50% of the net assets per year of the respective class.  Because these fees are paid out of the
Fund's assets on an ongoing  basis,  over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

The  Distributor  uses the service  fees to  compensate  dealers  for  providing personal services for accounts that hold Class B, Class C or Class N shares. The
Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares were sold by the dealer.  After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

The Distributor  currently pays sales concessions of 3.75% of the purchase price of  Class B  shares  to  dealers  from  its own  resources  at the time of sale.
Including  the  advance  of the  service  fee,  the  total  amount  paid  by the
Distributor  to the  dealer at the time of sale of Class B shares  is  therefore
4.00% of the purchase  price.  The  Distributor  retains the Class B asset-based sales charge.

The Distributor  currently pays sales concessions of 0.75% of the purchase price of  Class C  shares  to  dealers  from  its own  resources  at the time of sale.
Including  the  advance  of the  service  fee,  the  total  amount  paid  by the
Distributor  to the  dealer at the time of sale of Class C shares  is  therefore
1.00% of the purchase price. The Distributor  pays the asset-based  sales charge as an  ongoing  concession  to the  dealer  on Class C  shares  that  have  been outstanding for a year or more.

The Distributor currently pays a sales concession of 0.75% of the purchase price of  Class N  shares  to  dealers  from  its own  resources  at the time of sale.
Including  the  advance  of  the  service  fee  the  total  amount  paid  by the
Distributor  to the  dealer at the time of sale of Class N shares  is  therefore
1.00% of the purchase  price.  The  Distributor  retains the  asset-based  sales charge on Class N shares.

Special Investor Services

AccountLink.  You can use our AccountLink feature to link your Fund account with an  account  at a U.S.  bank  or  other  financial  institution.  It  must be an
Automated Clearing House (ACH) member. AccountLink lets you:

     o    transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset
          Builder Plans, or

     o    have the Transfer Agent send redemption proceeds or transmit dividends and  distributions  directly  to your bank  account.  Please  call the
          Transfer Agent for more information.

     You may  purchase  shares by  telephone  only after your  account  has been established.  To purchase  shares in amounts up to $250,000  through a telephone representative,  call the Distributor at  1.800.852.8457.  The purchase  payment will be debited from your bank account.

     AccountLink  privileges  should be  requested on your  Application  or your dealer's settlement  instructions if you buy your shares through a dealer. After your account is established,  you can request AccountLink  privileges by sending signature-guaranteed  instructions to the Transfer Agent. AccountLink privileges will apply to each  shareholder  listed in the  registration  on your account as well as to your dealer  representative  of record  unless and until the Transfer
Agent receives written  instructions  terminating or changing those  privileges.
After you establish  AccountLink  for your  account,  any change of bank account information  must be made by  signature-guaranteed  instructions to the Transfer
Agent signed by all shareholders who own the account.

PHONELINK.  PhoneLink is the  OppenheimerFunds  automated  telephone system that enables shareholders to perform a number of account  transactions  automatically using a touch-tone  phone.  PhoneLink  may be used on  already-established  Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1.800.533.3310.

     Purchasing  Shares.  You may  purchase  shares in amounts up to $100,000 by
          phone,   by  calling   1.800.533.3310.   You  must  have   established
          AccountLink  privileges to link your bank account with the Fund to pay for these purchases.

     Exchanging Shares. With the OppenheimerFunds exchange privilege,  described below,  you can exchange shares  automatically by phone from your Fund
          account  to  another   OppenheimerFunds   account  you  have   already
          established by calling the special PhoneLink number.

     Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink  number and the Fund will send the proceeds  directly to your AccountLink  bank account.  Please refer to "How to Sell Shares,"
          below for details.

     CAN YOU SUBMIT  TRANSACTION  REQUESTS  BY FAX?  You may send  requests  for certain types of account transactions to the Transfer Agent by fax (telecopier).
Please call  1.800.525.7048  for  information  about which  transactions  may be handled this way.  Transaction requests submitted by fax are subject to the same rules and  restrictions  as written and  telephone  requests  described  in this
Prospectus.

     OPPENHEIMERFUNDS  INTERNET WEB SITE. You can obtain  information  about the
Fund,  as well as your account  balance,  on the  OppenheimerFunds  Internet web site, at HTTP://WWW.OPPENHEIMERFUNDS.COM.  Additionally,  shareholders listed in the  account  registration  -------------------------------  (and the  dealer of record) may request  certain account  transactions  through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1.800.533.3310.  If you do not  want  to have  Internet  account  transaction  capability  for  your account,  please call the Transfer Agent at  1.800.525.7048.  At times,  the web site may be inaccessible or its transaction features may be unavailable.

     AUTOMATIC  WITHDRAWAL AND EXCHANGE  PLANS.  The Fund has several plans that
enable  you  to  sell  shares   automatically   or  exchange   them  to  another
OppenheimerFunds  account on a regular basis.  Please call the Transfer Agent or consult the Statement of Additional Information for details.

     REINVESTMENT  PRIVILEGE. If you redeem some or all of your Class A or Class
B shares of the Fund,  you have up to 6 months  to  reinvest  all or part of the redemption  proceeds  in Class A shares of the Fund or other  Oppenheimer  funds without  paying a sales charge.  This  privilege  applies only to Class A shares that you purchased  subject to an initial sales charge and to Class A or Class B shares on which you paid a  contingent  deferred  sales charge when you redeemed them.  This privilege does not apply to Class C, Class N or Class Y shares.  You must be sure to ask the  Distributor  for this  privilege  when  you  send  your payment.

     RETIREMENT  PLANS.  You may buy shares of the Fund for your retirement plan account.  If you  participate  in a plan  sponsored by your  employer,  the plan trustee  or  administrator  must buy the  shares  for  your  plan  account.  The
Distributor also offers a number of different  retirement plans that can be used by individuals and employers can use:

     Individual  Retirement  Accounts  (IRAs).  These include regular IRAs, Roth
IRAs,  SIMPLE  IRAs,  rollover  IRAs and  Education  IRAs.  SEP-IRAs.  These are
Simplified   Employee   Pensions  Plan  IRAs  for  small   business   owners  or
self-employed  individuals.  403(b)(7)  Custodial Plans.  These are tax deferred plans for  employees  of  eligible  tax-exempt  organizations,  such as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for businesses.
Pension and  Profit-Sharing  Plan.  These plan are designed for  businesses  and self-employed  individuals.  Please call the  Distributor  for  OppenheimerFunds retirement  plan  documents,  which  include  applications  and  important  plan information.

How to Sell Shares

     You can sell  (redeem)  some or all of your shares on any regular  business day. Your shares will be sold at the next net asset value  calculated after your order is  received  in proper  form  (which  means that it must  comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your  shares by writing a letter or by  telephone.  You can also set up
Automatic  Withdrawal  Plans to redeem  shares on a regular  basis.  If you have questions  about any of these  procedures,  and  especially if you are redeeming shares in a special  situation,  such as due to the death of the owner or from a
retirement   plan   account,   please  call  the  Transfer   Agent   first,   at
1.800.525.7048, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud,  the  following  redemption  requests  must be in  writing  and must include a signature  guarantee (although there may be other situations that also require a signature guarantee):
     o    You wish to redeem $100,000 or more and receive a check
     o    The redemption check is not payable to all shareholders  listed on the account statement
     o    The  redemption  check is not sent to the  address  of  record on your account statement
     o    Shares are being  transferred to a Fund account with a different owner or name
     o    Shares are being redeemed by someone (such as an Executor)  other than the owners

WhereCan You Have Your  Signature  Guaranteed?  The Transfer Agent will accept a guarantee  of  your  signature  by  a  number  of  financial  institutions, including:
o    a U.S. bank, trust company, credit union or savings association,
o    a foreign bank that has a U.S. correspondent bank,
o    a U.S. registered dealer or broker in securities,  municipal  securities or government securities,
o    a U.S. national securities exchange, a registered securities association or a clearing agency.

If you are signing on behalf of a corporation,  partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan  Accounts.  There are  special  procedures  to sell shares in an
     OppenheimerFunds  retirement  plan account.  Call the Transfer  Agent for a distribution  request form.  Special  income tax  withholding  requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption  request to avoid delay in getting your money and if you do not want tax  withheld.  If your employer  holds your  retirement plan account for you in the name of the plan, you must ask the plan trustee or  administrator  to  request  the sale of the Fund  shares  in your  plan account.

HOW DO I SELL SHARES BY MAIL?   Write a letter of instructions that includes:
o        Your name
o        The Fund's name
o        Your Fund account number (from your account statement)
o        The dollar amount or number of shares to be redeemed
o        Any special payment instructions
o        Any share certificates for the shares you are selling
o    The  signatures  of  all  registered  owners  exactly  as  the  account  is registered, and
o    Any special  documents  requested  by the Transfer  Agent to assure  proper authorization of the person asking to sell the shares.

------------------------------------------------------------ -------------------
Use the following address for          Send courier or express mail requests to:
requests by mail:
OppenheimerFunds Services                      OppenheimerFunds Services
P.O. Box 5270                                  10200 E. Girard Avenue, Building D
Denver, Colorado 80217-5270                    Denver, Colorado 80231
------------------------------------------------------------ -------------------

HOW  DO YOU SELL  SHARES BY  TELEPHONE?  You and your dealer  representative  of record may also sell your shares by  telephone.  To receive the  redemption price  calculated on a particular  regular  business day, your call must be received by the Transfer  Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an  OppenheimerFunds  retirement plan account or under a share certificate by telephone.
o    To redeem shares through a service representative, call 1.800.852.8457
o    To redeem shares automatically on PhoneLink, call 1.800.533.3310

     Whichever  method you use,  you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?

Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any 7-day  period.  The check must be payable to all owners of record of the shares and must be sent to the address on the account  statement.  This service  is not  available  within 30 days of  changing  the  address on an account.

Telephone  Redemptions  Through  AccountLink.  There  are no  dollar  limits  on telephone  redemption  proceeds sent to a bank account  designated when you establish AccountLink.  Normally the ACH transfer to your bank is initiated on the business day after the redemption.  You do not receive  dividends on the  proceeds  of the shares  you  redeemed  while  they are  waiting to be transferred.

     CAN  YOU  SELL  SHARES  THROUGH  YOUR  DEALER?  The  Distributor  has  made arrangements  to repurchase  Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your  dealer,  you must redeem them  through your dealer.

          HOW  CONTINGENT  DEFERRED  SALES CHARGES  AFFECT  REDEMPTIONS.  If you
          purchase  shares  subject  to a Class A,  Class B,  Class C or Class N contingent deferred sales charge and redeem any of those shares during the  applicable  holding  period for the class of shares you own,  the contingent  deferred sales charge will be deducted from the redemption proceeds,  unless you are  eligible  for a waiver of that sales charge based on the  categories  listed in  Appendix  B to the  Statement  of
          Additional  Information  and you  advise  the  Transfer  Agent of your eligibility  for the waiver  when you place your  redemption  request.
          With respect to Class N shares, a 1% contingent  deferred sales charge will be imposed if:

o    The retirement  plan (not including IRAs and 403(b) plans) is terminated or
     Class N shares of all  Oppenheimer  funds are  terminated  as an investment option of the plan and Class N shares are  redeemed  within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or,

o    With  respect to an  individual  retirement  plan or 403(b)  plan,  Class N shares are redeemed  within 18 months of the plan's first purchase of Class
     N shares of any Oppenheimer fund.

A contingent  deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

o    the amount of your account  value  represented  by an increase in net asset value over the initial purchase price,

o    shares  purchased  by  the  reinvestment  of  dividends  or  capital  gains distributions, or

o    shares redeemed in the special circumstances described in Appendix B to the
     Statement of Additional Information.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

(1)  shares   acquired  by   reinvestment   of  dividends   and  capital   gains
distributions,

(2) shares held for the holding period that applies to that class, and

(3) shares held the longest during the holding period.

Contingent  deferred  sales charges are not charged when you exchange  shares of the Fund for shares of other Oppenheimer  funds.  However,  if you exchange them within the  applicable  contingent  deferred sales change  holding  period,  the holding period will carry over to the fund whose shares you acquire.  Similarly, if you acquire shares of this Fund by exchanging  shares of another  Oppenheimer fund that are still  subject  to a  contingent  deferred  sales  charge  holding period, that holding period will carry over to this Fund.

How to Exchange Shares

     Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange,  without sales charge.  To exchange shares, you must meet several conditions:

     o    Shares of the fund selected for exchange must be available for sale in your state of residence.

     o    The  prospectuses  of this Fund and the fund whose  shares you want to buy must offer the exchange privilege.

     o    You must hold the shares you buy when you  establish  your account for at least 7 days  before you can  exchange  them.  After the account is open 7 days, you can exchange shares every regular business day.

     o    You must meet the  minimum  purchase  requirements  for the fund whose shares you purchase by exchange.

     o    Before   exchanging  into  a  fund,  you  must  obtain  and  read  its prospectus.

     Shares of a particular  class of the Fund may be exchanged  only for shares of the same class in the other Oppenheimer funds. For example,  you can exchange
Class A shares of this Fund only for  Class A shares of  another  fund.  In some cases, sales charges may be imposed on exchange transactions.  For tax purposes, exchanges  of  shares  involve  a sale of the  shares  of the fund you own and a purchase of the shares of the other fund,  which may result in a capital gain or loss.  Please refer to "How to Exchange  Shares" in the  Statement of Additional
Information for more details.

You can find a list of Oppenheimer  funds  currently  available for exchanges in the  Statement  of  Additional  Information  or obtain  one by calling a service representative at 1.800.525.7048. That list can change from time to time.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

     Written Exchange  Requests.  Submit an  OppenheimerFunds  Exchange  Request
          form,  signed by all owners of the  account.  Send it to the  Transfer
          Agent at the address on the back cover. Exchanges of shares held under certificates  cannot be processed  unless the Transfer  Agent receives the certificates with the request.

     Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service  representative  at  1.800.852.8457,  or by using
          PhoneLink for automated exchanges by calling 1.800.533.3310. Telephone exchanges may be made only between  accounts that are registered  with the same name(s) and address.  Shares held under  certificates may not be exchanged by telephone.

ARE THERE  LIMITATIONS  ON EXCHANGES?  There are certain  exchange  policies you should be aware of:

     o    Shares are  normally  redeemed  from one fund and  purchased  from the other fund in the exchange  transaction  on the same regular  business day on which the  Transfer  Agent  receives an exchange  request  that conforms to the policies  described  above. It must be received by the close of The New York Stock  Exchange that day, which is normally 4:00
          P.M. but may be earlier on some days.  However,  either fund may delay the purchase of shares of the fund you are exchanging into up to seven days  if  it  determines  it  would  be  disadvantaged  by a  same-day exchange.  For example, the receipt of multiple exchange requests from a  "market  timer"  might  require  the Fund to sell  securities  at a disadvantageous time or price.

     o    Because   excessive   trading  can  hurt  fund  performance  and  harm
          shareholders,  the Fund  reserves  the  right to refuse  any  exchange request that it believes will  disadvantage  it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

     o    The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund may impose these changes at any time,  although it will provide  you notice when it is able to do so or when it is required to do so.

     o    If the  Transfer  Agent  cannot  exchange  all the shares you  request because of a  restriction  cited above,  only the shares  eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information  about the Fund's policies and procedures for buying,  selling, and exchanging shares is contained in the Statement of Additional Information.

     The  offering  of shares  may be  suspended  during any period in which the determination of net asset value is suspended, and the offering may be suspended  by the Board of Trustees at any time the Board  believes it is in the Fund's best interest to do so.

     Telephone  transaction  privileges for purchases,  redemptions or exchanges may be modified,  suspended or  terminated by the Fund at any time. If an account has more than one owner,  the Fund and the  Transfer  Agent may rely on the  instructions of any one owner.  Telephone  privileges apply to each owner of the  account and the dealer  representative  of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

     The  Transfer  Agent  will  record  any  telephone  calls  to  verify  data concerning  transactions  and has adopted other  procedures to confirm that  telephone  instructions  are genuine,  by  requiring  callers to provide tax identification  numbers and other account data or by using
          PINs, and by confirming  such  transactions  in writing.  The Transfer
          Agent and the Fund will not be liable for losses or  expenses  arising out of telephone instructions reasonably believed to be genuine.

     Redemption or  transfer  requests  will not be honored  until the  Transfer
          Agent  receives  all required  documents in proper form.  From time to time,  the Transfer  Agent in its  discretion may waive certain of the requirements for redemptions stated in this Prospectus.

     Dealers  that  can  perform  account  transactions  for  their  clients  by participating in NETWORKING through the National  Securities  Clearing
          Corporation are responsible for obtaining their clients' permission to perform those  transactions,  and are responsible to their clients who are  shareholders  of the Fund if the dealer  performs any transaction erroneously or improperly.

     The  redemption  price for  shares  will vary from day to day  because  the value  of the  securities  in the  Fund's  portfolio  fluctuates.  The redemption  price,  which  is the net  asset  value  per  share,  will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

     Payment for redeemed shares  ordinarily is made in cash. It is forwarded by check or through  AccountLink  or by Federal Funds wire (as elected by the  shareholder)  within seven days after the Transfer Agent receives
          redemption   instructions  in  proper  form.  However,  under  unusual
          circumstances  determined by the Securities  and Exchange  Commission, payment may be delayed or  suspended.  For accounts  registered in the name of a  broker-dealer,  payment will  normally be forwarded  within three business days after redemption.

     The  Transfer  Agent may delay  forwarding a check or  processing a payment via  AccountLink  for recently  purchased  shares,  but only until the purchase  payment  has  cleared.  That delay may be as much as 10 days from the date the shares were purchased.  That delay may be avoided if you  purchase  shares by Federal  Funds wire or  certified  check,  or arrange with your bank to provide  telephone  or written  assurance to the Transfer Agent that your purchase payment has cleared.

     Involuntary  redemptions  of small  accounts may be made by the Fund if the account  value has fallen  below $500 for reasons  other than the fact that the market value of shares has dropped. In some cases involuntary redemptions  may be made to repay the  Distributor for losses from the cancellation of share purchase orders.

     Shares may be "redeemed  in kind" under  unusual  circumstances  (such as a lack of liquidity in the Fund's portfolio to meet  redemptions).  This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.

     "Backup  Withholding"  of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges)
          if you  fail to  furnish  the  Fund  your  correct,  certified  Social
          Security  or  Employer   Identification  Number  when  you  sign  your
          application,  or if you  under-report  your  income  to  the  Internal
          Revenue Service.

     To   avoid sending  duplicate  copies of materials to households,  the Fund will mail only one copy of each  prospectus,  annual  and  semi-annual report to  shareholders  having the same last name and  address on the
          Fund's  records.   The   consolidation   of  these  mailings,   called
          householding, benefits the Fund through reduced mailing expense.

If you want to  receive  multiple  copies of these  materials,  you may call the
Transfer  Agent at  1.800.525.7048.  You may also notify the  Transfer  Agent in writing.  Individual  copies of  prospectuses  and  reports  will be sent to you within  30  days  after  the  Transfer  Agent  receives  your  request  to  stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS.  The Fund intends to declare  dividends  separately for each class of shares  from  net  investment  income  on an  annual  basis  and to pay  them to shareholders in December on a date selected by the Board of Trustees.  Dividends and  distributions  paid on Class A and Class Y shares will  generally be higher than  dividends  for Class B, Class C and Class N shares,  which  normally  have higher  expenses  than Class A and Class Y. The Fund has no fixed  dividend rate and cannot guarantee that it will pay any dividends or distributions.

CAPITAL  GAINS.  The Fund may  realize  capital  gains on the sale of  portfolio securities.  If it does, it may make  distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions  of dividends  and capital  gains  following the end of its fiscal year.  There  can be no  assurance  that the Fund  will  pay any  capital  gains distributions in a particular year.

WHAT CHOICES DO I HAVE FOR RECEIVING DISTRIBUTIONS?  When you open your account, specify  on  your  application  how you  want  to  receive  your  dividends  and distributions. You have four options:

     Reinvest All  Distributions  in the  Fund.  You can elect to  reinvest  all dividends and capital gains  distributions in additional shares of the
          Fund.

     Reinvest  Dividends  or  Capital  Gains.  You can  elect to  reinvest  some
          distributions  (dividends,   short-term  capital  gains  or  long-term
          capital gains  distributions)  in the Fund while receiving other types of  distributions  by check or having  them sent to your bank  account through AccountLink.

     Receive All Distributions in Cash. You can elect to receive a check for all dividends  and capital gains  distributions  or have them sent to your bank through AccountLink.

     Reinvest Your Distributions in Another  OppenheimerFunds  Account.  You can
          reinvest  all  distributions  in the same  class of shares of  another
          OppenheimerFunds account you have established.

TAXES.  If your shares are not held in a tax-deferred  retirement  account,  you should be aware of the  following  tax  implications  of  investing in the Fund.
Distributions  are subject to federal  income tax and may be subject to state or local taxes.  Dividends  paid from  short-term  capital gains and net investment income are taxable as ordinary  income.  Long-term  capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your  shares.  Whether you  reinvest  your  distributions  in additional shares or take them in cash, the tax treatment is the same.

     Every  year the Fund  will  send you and the IRS a  statement  showing  the amount of any taxable  distribution  you  received  in the  previous  year.  Any long-term capital gains will be separately identified in the tax information the
Fund sends you after the end of the calendar year.

     Avoid"Buying  a  Distribution".  If you buy  shares on or just  before  the ex-dividend  date or just  before  the Fund  declares  a capital  gain distribution,  you will pay the full  price  for the  shares  and then receive a portion of the price back as a taxable  dividend  or capital gain.

     Remember,  There May Be Taxes on  Transactions.  Because  the Fund's  share price fluctuates, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received  when you sold them. Any capital gain is subject to capital gains tax.

     Returns of Capital Can Occur. In certain cases,  distributions  made by the
          Fund  may  be   considered   a   non-taxable   return  of  capital  to
          shareholders.  If that  occurs,  it will be  identified  in notices to shareholders.

     This   information  is  only  a  summary  of  certain  federal  income  tax information  about your  investment.  You should  consult  with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial  Highlights  Table is presented to help you  understand the Fund's financial  performance  over  the  fiscal  year.  Certain  information  reflects financial  results  for a single  Fund  share.  The total  returns  in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming  reinvestment  of all dividends and  distributions).  This information has been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional  Information,  which is available on request.  Class N shares were not publicly  offered  during any of the periods shown.  Therefore,  information about Class N shares is not  included in the  following  tables or in the Fund's other financial statements.

INFORMATION AND SERVICES
For More Information on Oppenheimer Trinity Growth FundSM:

The following additional  information about the Fund is available without charge upon request:

STATEMENT  OF  ADDITIONAL   INFORMATION   This  document   includes   additional
information about the Fund's investment policies,  risks, and operations.  It is incorporated by reference into this  Prospectus  (which means it is legally part of this Prospectus).

ANNUAL  AND  SEMI-ANNUAL   REPORTS  Additional   information  about  the  Fund's
investments  and  performance  will  be  available  in  the  Fund's  Annual  and
Semi-Annual Reports to shareholders. The Annual Report will include a discussion of market conditions and investment  strategies that significantly  affected the
Fund's performance during its last fiscal year.

How to Get More Information:

You can  request  the  Statement  of  Additional  Information,  the  Annual  and
Semi-Annual  Reports (when they are available),  and other information about the
Fund or your account:

By Telephone:                          Call OppenheimerFunds Services toll-free:
                                       1.800.525.7048

By Mail:                               Write to: OppenheimerFunds Services,
                                       P.O. Box 5270
                                       Denver, Colorado 80217-5270

     On   the  Internet:  You can read send us a request by e-mail or  down-load
          documents      on      the       OppenheimerFunds       web      site:
          HTTP://WWW.OPPENHEIMERFUNDS.COM

You can also obtain copies of the Statement of Additional  Information and other
Fund  documents  and  reports by visiting  the SEC's  Public  Reference  Room in
Washington,  D.C.  (Phone  1.202.942.8090)  or the EDGAR  database  on the SEC's
Internet web site at HTTP://WWW.SEC.GOV. Copies may be obtained after payment of
a  duplicating   fee  by  electronic   request  at  the  SEC's  e-mail  address:
PUBLICINFO@SEC.GOV  or  by  writing  to  the  SEC's  Public
Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information  about the Fund or to make any  representations  about  the  Fund  other  than  what is  contained  in this
Prospectus.  This  Prospectus is not an offer to sell shares of the Fund,  nor a solicitation  of an offer to buy shares of the Fund,  to any person in any state or other jurisdiction where it is unlawful to make such an offer.

                                           The Fund's shares are distributed by:
                                           [logo] OppenheimerFunds
                                           Distributor, Inc.
The Fund's SEC File No. 811-09363
PR0341.001.0101
Printed on recycled paper.

Oppenheimer Trinity Growth FundSM
6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048

Statement of Additional  Information  dated  January 22, 2001,  revised March 1,
2001

     This Statement of Additional Information is not a Prospectus. This document contains  additional  information about the Fund and supplements  information in the  Prospectus  dated  January 22, 2001.  It should be read  together  with the
Prospectus,  which may be  obtained  by writing to the  Fund's  Transfer  Agent,
OppenheimerFunds  Services,  at P.O. Box 5270,  Denver,  Colorado  80217,  or by
calling  the  Transfer  Agent  at  the  toll-free  number  shown  above,  or  by
downloading    it   from   the    OppenheimerFunds    Internet   web   site   at
www.oppenheimerfunds.com.

Contents
                                                                          Page
About the Fund

About Your Account

Financial Information About the Fund

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

     The investment  objective,  the principal  investment policies and the main risks of the Fund are described in the Prospectus.  This Statement of Additional
Information contains supplemental information about those policies and risks and the types of securities  that the Fund can purchase.  Additional  information is also provided about the  strategies  that the Fund may use to try to achieve its objective.

     The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's  Sub-Advisor,  Trinity  Investment
Management Corporation,  can use in selecting portfolio securities may vary over time. The Fund is not required to use the  investment  techniques and strategies described below at all times in seeking its goal. It may use some of the special investment  techniques and strategies at some times or not at all.  Nonetheless, when selecting the Fund's portfolio  investments,  the Fund's Sub-Advisor who is retained  by the  Manager,  OppenheimerFunds,  Inc.,  typically  adheres  to the following disciplined, systematic approach, which is more fully described in the
Prospectus.

     Each day the New York Stock Exchange is open for trading,  the  Sub-Advisor ranks nearly all of the stocks  comprising  the S&P  500/BARRA  Growth Index according to their appreciation potential. The S&P 500/BARRA Growth Index is a subset of the Standard & Poor's Composite Index of 500 Stocks,  consisting of  approximately  100 to 200 common stocks.  The Sub-Advisor  determines  these rankings by dividing the S&P  500/BARRA  Growth Index into 11 broad economic sectors (Appendix A) and using specially selected valuation models.

     After  identifying  the stocks the  Sub-Advisor  believes have the greatest appreciation  potential in the S&P  500/BARRA  Growth Index, the Sub-Advisor
generally selects the most attractive stocks for the Fund's portfolio.  In order to diversify  the Fund's  portfolio  investments  and attempt to reduce  overall portfolio risk, the Sub-Advisor seeks to align the Fund's portfolio  investments with the sector weights of the index (See Appendix A).

     In selecting  stocks for the Fund's  portfolio,  the  portfolio  management
team,   whose  members  are  employed  by  the   Sub-Advisor,   primarily   uses
growth-oriented  investment analyses.  In using these approaches,  the portfolio management team looks for stocks that appear to have  appreciation  potential by various measures.

Some of the measures used to identify growth stocks include, among others:

     |_|Earnings Momentum,  which is based on the percentage  change in trailing four-quarter earnings per share over the last three months.
     |_|  Growth vs. P/E, a  traditional  approach for  growth-stock  investors, this  calculation  compares a company's  projected  growth rate to its price/earnings or P/E ratio using future earnings.
     |_|  EPS  Acceleration,  examines a firm's projected and recent  historical earnings per share and determines the rate at which earnings growth is increasing or  decreasing.  Stocks with the highest rate of increasing growth are the most attractive under this model.
     |_|  Historical  EPS  Growth,  actual  earnings  per share  growth over the trailing five years.
     |_|  Projected  Long-Term  EPS Growth,  projections  of earnings  per share growth over the foreseeable future, generally about five years.

     There is no assurance  the Fund's stock  selection  strategy will result in the Fund achieving its objective of capital  appreciation.  Nor can there be any assurance  that the Fund's  diversification  strategy will  actually  reduce the volatility of an investment in the Fund.

     |X| Portfolio  Turnover.  "Portfolio  turnover" describes the rate at which the Fund trades its portfolio securities during prior fiscal years. For example, if the Fund sold all of its securities  during the year, its portfolio  turnover rate would be 100% or more.  The Fund's  portfolio  turnover rate will fluctuate from year to year. The Fund may have a portfolio  turnover rate of approximately
100%  annually.  Increased  portfolio  turnover  creates  higher  brokerage  and transaction  costs  for the Fund,  which may  reduce  its  overall  performance.
Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders,  since the
Fund will normally  distribute  all of its capital gains  realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies

     |X| Temporary Defensive Investments.  For temporary defensive purposes, the
Fund can  invest  in  repurchase  agreements  and a  variety  of  "money  market
securities."   Money  market  securities  are   high-quality,   short-term  debt
instruments that may be issued by the U.S.  government,  corporations,  banks or other entities.  They may have fixed,  variable or floating  interest rates. The following is a brief  description  of the types of money market  securities  the
Fund may invest in.

     |_|  Repurchase  Agreements.  The Fund can  acquire  securities  subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities  transactions, or for defensive purposes.

     In  a  repurchase   transaction,   the  Fund  buys  a  security  from,  and
simultaneously  resells it to, an approved vendor for delivery on an agreed-upon future  date.  The resale  price  exceeds the  purchase  price by an amount that reflects an agreed-upon  interest rate effective for the period during which the repurchase  agreement is in effect.  Approved  vendors  include U.S.  commercial banks,  U.S.  branches  of  foreign  banks,  or  broker-dealers  that  have been designated as primary  dealers in government  securities.  They must meet credit requirements set by the Fund's Board of Trustees from time to time.

     The  majority  of these  transactions  run from  day to day,  and  delivery pursuant to the resale typically occurs within one to five days of the purchase.
Repurchase  agreements  having a maturity  beyond  seven days are subject to the
Fund's  fundamental  policy  limits on holding  illiquid  investments.  The Fund cannot enter into a repurchase  agreement that causes more than 10% of its total assets to be subject to  repurchase  agreements  having a maturity  beyond seven days.  There is no limit on the amount of the Fund's  assets that may be subject to repurchase agreements having maturities of seven days or less.

     Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security.  The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value
of  the  collateral  must  equal  or  exceed  the  repurchase   price  to  fully
collateralize the repayment obligation.  However, if the vendor fails to pay the resale price on the delivery  date, the Fund may incur costs in disposing of the collateral and may experience  losses if there is any delay in its ability to do
so. The Sub-Advisor will monitor the vendor's  creditworthiness  to confirm that the vendor is financially sound and will  continuously  monitor the collateral's value.

     |_|  U.S.  Government  Securities.  These  include  obligations  issued  or guaranteed by the U.S. Treasury or other U.S.  government  agencies or corporate entities  referred  to  as  "instrumentalities"  of  the  U.S.  government.  The obligations of U.S. government agencies or  instrumentalities  in which the Fund may invest may or may not be  guaranteed  or  supported  by the "full  faith and credit" of the United States.  "Full faith and credit" means  generally that the taxing  power of the U.S.  government  is pledged to the payment of interest and repayment of  principal  on a security.  If a security is not backed by the full faith and  credit of the  United  States,  the owner of the  security  must look principally to the agency issuing the obligation for repayment.  The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Fund will invest in securities of U.S.  government  agencies and  instrumentalities  only if the Sub-Advisor is satisfied that the credit risk with respect to such agency or instrumentality is minimal.

     |_| Bank  Obligations.  The Fund may buy  time  deposits,  certificates  of deposit  and  bankers'  acceptances.  They  must be : o  obligations  issued  or guaranteed  by a  domestic  or foreign  bank  (including  a foreign  branch of a domestic  bank)  having  total  assets  of  at  least  $1  billion,  o  banker's acceptances  (which may or may not be  supported  by letters of credit)  only if guaranteed  by a U.S.  commercial  bank with total  assets of at least  U.S.  $1 billion.

     The Fund can make time  deposits.  These are  non-negotiable  deposits in a bank for a  specified  period of time.  They may be subject to early  withdrawal penalties.  Time  deposits  that are subject to early  withdrawal  penalties are subject to the Fund's  limits on illiquid  investments,  unless the time deposit matures in seven days or less. "Banks" include  commercial banks,  savings banks and savings and loan associations.

     |_| Commercial  Paper.  The Fund may invest in commercial  paper,  if it is rated within the top two rating categories of Standard & Poor's and Moody's.
If the paper is not rated,  it may be purchased if issued by a company  having a credit rating of at least "AA" by Standard & Poor's or "Aa" by Moody's.

     The  Fund  may buy  commercial  paper,  including  U.S.  dollar-denominated securities of foreign  branches of U.S.  banks,  issued by other entities if the commercial  paper  is  guaranteed  as  to  principal  and  interest  by a  bank, government or corporation whose  certificates of deposit or commercial paper may otherwise be purchased by the Fund.

     |_| Variable Amount Master Demand Notes.  Master demand notes are corporate obligations  that permit the  investment of  fluctuating  amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower.  They permit daily changes in the amounts  borrowed.  The Fund has the right to increase  the amount  under the note at any time up to the full amount provided by the note agreement,  or to decrease the amount.  The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

     Because these notes are direct lending  arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary  market for these notes,  although they are redeemable (and thus are  immediately  repayable by the borrower) at principal  amount,  plus accrued interest,  at any time.  Accordingly,  the Fund's  right to redeem such notes is dependent  upon the ability of the  borrower to pay  principal  and  interest on demand.

     The Fund has no  limitations  on the type of issuer  from whom these  notes will be purchased.  However, in connection with such purchases and on an ongoing basis,  the  Sub-Advisor  will consider the earning  power,  cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand,  including  a  situation  in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities.  Currently, the Fund does not intend that its  investments in variable  amount master demand notes will exceed
5% of its total assets.

     |X| Loans of Portfolio  Securities.  To raise cash for liquidity  purposes, the Fund can lend its portfolio  securities to brokers,  dealers and other types of financial institutions approved by the Fund's Board of Trustees.  These loans are limited to not more than 10% of the value of the Fund's  total  assets.  The
Fund currently does not intend to engage in loans of securities,  but if it does so, such loans will not likely exceed 5% of the Fund's total assets.

     There are some risks in connection with securities lending.  The Fund might experience a delay in receiving  additional  collateral  to secure a loan,  or a delay in recovery of the loaned  securities if the borrower  defaults.  The Fund must  receive  collateral  for  a  loan.  Under  current  applicable  regulatory requirements  (which  are  subject to  change),  on each  business  day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash,  bank letters of credit,  securities of the U.S.  government or its agencies or  instrumentalities,  or other cash equivalents in which the Fund is permitted to invest.  To be acceptable as collateral,  letters of credit must obligate a bank to pay  amounts  demanded  by the Fund if the  demand  meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

     When it lends securities,  the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities  used as  collateral,  and (c) interest on any short-term debt securities purchased with such loan collateral.  Either type of interest may be shared with the  borrower.  The Fund may also pay  reasonable finder's,  custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable  tests under the Internal Revenue
Code and must  permit  the Fund to  reacquire  loaned  securities  on five days'
notice or in time to vote on any important matter.

     |X| Illiquid and Restricted  Securities.  Under the policies and procedures established  by the  Fund's  Board  of  Trustees,  the  Manager  determines  the liquidity  of certain of the Fund's  investments.  Investments  may be  illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable  price. A restricted  security is one that has a contractual  restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933.

     As a  fundamental  policy,  the Fund will not  invest  more than 10% of its
total  assets  in  illiquid  or  restricted  securities,   including  repurchase
agreements having a maturity beyond seven days,  portfolio  securities for which market  quotations  are not readily  available  and time deposits that mature in more than 2 days. Certain restricted  securities that are eligible for resale to qualified  institutional  purchasers,  as described below, may not be subject to that limit. The Manager monitors  holdings of illiquid  securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

     To  enable  the Fund to sell its  holdings  of a  restricted  security  not registered  under the  Securities  Act of 1933, the Fund may have to cause those securities to be registered.  The expenses of registering  restricted securities may be  negotiated  by the Fund  with the  issuer  at the time the Fund buys the securities.  When the Fund must arrange  registration because the Fund wishes to sell the  security,  a  considerable  period  may  elapse  between  the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

     The Fund may also acquire restricted securities through private placements.
Those  securities have  contractual  restrictions on their public resale.  Those restrictions  might limit the Fund's  ability to dispose of the  securities  and might lower the amount the Fund could realize upon the sale.

     The Fund has limitations that apply to purchases of restricted  securities, as  stated  above.  Those  percentage  restrictions  do not limit  purchases  of restricted  securities  that are eligible  for sale to  qualified  institutional purchasers  under Rule 144A of the Securities  Act of 1933, if those  securities
have  been  determined  to  be  liquid  by  the  Manager  under   Board-approved
guidelines.  Those  guidelines  take into account the trading  activity for such securities and the  availability of reliable  pricing  information,  among other factors.  If there is a lack of  trading  interest  in a  particular  Rule  144A security, the Fund's holdings of that security may be considered to be illiquid.

Investment Restrictions

     |X|  What  Are  "Fundamental  Policies?"  Fundamental  policies  are  those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's  outstanding  voting  securities.
Under the  Investment  Company Act, a "majority"  vote is defined as the vote of the holders of the lesser of:

     |_| 67% or  more  of the  shares  present  or  represented  by  proxy  at a shareholder  meeting,  if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

|_|  more than 50% of the outstanding shares.

     Policies  described  in the  Prospectus  or this  Statement  of  Additional
Information  are  "fundamental"  only if they are identified as such. The Fund's
Board of  Trustees  can  change  non-fundamental  policies  without  shareholder approval. However,  significant changes to investment policies will be described in  supplements  or updates to the  Prospectus  or this  Statement of Additional
Information,  as  appropriate.  The Fund's  principal  investment  policies  are described in the Prospectus.

|X|  Does  the  Fund  Have  Fundamental   Policies?   The  following  investment
restrictions are fundamental policies of the Fund.

     |_| The Fund cannot buy  securities  issued or guaranteed by any one issuer if more than 5% of its total  assets  would be  invested in  securities  of that issuer or if it would then own more than 10% of that issuer's voting securities.
That restriction applies to 75% of the Fund's total assets. This limitation does not apply to securities issued by the U.S.  government or any of its agencies or instrumentalities or securities of other investment companies.

     |_| The Fund  cannot  invest in  companies  for the  purpose  of  acquiring control or management of them.

     |_| The Fund cannot lend money.  However,  it can invest in debt securities that the Fund's investment policies and restrictions permit it to purchase.  The
Fund  may  also  lend  its  portfolio   securities  and  enter  into  repurchase
agreements.

     |_| The Fund cannot  concentrate  investments.  That means it cannot invest
25% or more of its total assets in companies in any one industry. Obligations of the U.S. government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this restriction.

     |_| The Fund cannot  invest in real estate or in  interests in real estate.
However,  the Fund  can  purchase  readily-marketable  securities  of  companies holding real estate or interests in real estate.

     |_| The Fund cannot underwrite  securities of other companies.  A permitted exception is in case it is deemed to be an underwriter  under the Securities Act of 1933 when reselling any securities held in its own portfolio.

     |_| The Fund cannot invest in physical  commodities or commodity contracts.
This does not prohibit the Fund from  purchasing or selling  options and futures or from buying or selling  hedging  instruments as permitted by any of its other investment policies.

     |_| The Fund cannot borrow money except from banks in amounts not in excess of 5% of its assets as a temporary measure to meet redemptions.

     |_| The Fund  cannot  pledge,  mortgage or  hypothecate  any of its assets.
However, this does not prohibit the escrow arrangements  contemplated by the put and call  activities of the Fund or other  collateral or margin  arrangements in connection  with any of the hedging  instruments  permitted  by any of its other policies.

     |_| The Fund cannot issue "senior  securities,"  but this does not prohibit certain  investment  activities  for which assets of the Fund are  designated as segregated,  or margin,  collateral or escrow  arrangements are established,  to cover the related  obligations.  Examples of those activities  include borrowing
money,   reverse  repurchase   agreements,   delayed-delivery   and  when-issued
arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

     Unless the  Prospectus or this Statement of Additional  Information  states that a percentage  restriction  applies on an on-going basis, it applies only at the time the  Fund  makes an  investment  with the  exception  of the  borrowing policy.  The Fund need not sell securities to meet the percentage  limits if the value of the investment increases in proportion to the size of the Fund.

     |X| Does the Fund Have Additional  Restrictions  That Are Not "Fundamental"
Policies?

     The Fund has additional  operating policies that are not "fundamental," and which can be changed by the Board of Trustees without shareholder approval.

     |_| The Fund can  invest all of its  assets in the  securities  of a single open-end  management  investment  company  for  which  the  Manager,  one of its subsidiaries or a successor is the investment advisor or sub-advisor.  That fund must have substantially the same fundamental investment objective,  policies and limitations as the Fund.

For  purposes  of the  Fund's  policy  not to  concentrate  its  investments  as described above, the Fund has adopted the industry  classifications set forth in
Appendix  A  to  this  Statement  of  Additional  Information.  That  is  not  a
fundamental policy.

How the Fund Is Managed

Organization  and  History.  The  Fund is an  open-end,  diversified  management investment  company with an unlimited number of authorized  shares of beneficial interest. The Fund was organized as a Massachusetts business trust in May 1999.

     The Fund is  governed  by a Board of  Trustees,  which is  responsible  for protecting the interests of shareholders under Massachusetts's law. The Trustees meet periodically  throughout the year to oversee the Fund's activities,  review its performance, and review the actions of the Manager and Sub-Advisor. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder  meetings from time to time on important  matters,  and shareholders have the right to call a meeting  to remove a Trustee  or to take  other  action described in the Fund's Declaration of Trust.

     |_|  Classes  of  Shares.  The Board of  Trustees  has the  power,  without shareholder  approval,  to divide  unissued  shares of the Fund into two or more classes.  The Board has done so,  and the Fund  currently  has five  classes  of shares:  Class A, Class B, Class C , Class N and Class Y. All classes  invest in the same investment portfolio. Each class of shares:

o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        may have a different net asset value,
     o    may have separate  voting rights on matters in which  interests of one class are different from interests of another class, and
     o    votes as a class on matters that affect that class alone.

     Shares are freely  transferable,  and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted  to the vote of  shareholders.  Each share of the Fund  represents  an interest in the Fund  proportionately  equal to the interest of each other share of the same class.

     The Trustees are authorized to create new series and classes of shares. The
Trustees may reclassify  unissued shares of the Fund into  additional  series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser  number of shares  without  changing the  proportionate beneficial  interest of a shareholder in the Fund. Shares do not have cumulative voting  rights or  preemptive  or  subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

     |_| Meetings of Shareholders.  As a Massachusetts  business trust, the Fund is not required to hold, and does not plan to hold,  regular annual  meetings of shareholders.  The  Fund  will  hold  meetings  when  required  to do so by  the
Investment  Company  Act or  other  applicable  law.  It will  also do so when a shareholder  meeting is called by the  Trustees  or upon  proper  request of the shareholders.

     Shareholders  have the right,  upon the  declaration  in writing or vote of two-thirds  of the  outstanding  shares of the Fund,  to remove a  Trustee.  The
Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.
If the  Trustees  receive a request from at least 10  shareholders  stating that they wish to communicate with other  shareholders to request a meeting to remove a Trustee,  the  Trustees  will then  either  make the Fund's  shareholder  list
available  to  the  applicants  or  mail  their   communication   to  all  other
shareholders at the applicants'  expense.  The  shareholders  making the request must have been  shareholders for at least six months and must hold shares of the
Fund  valued  at  $25,000  or more or  constituting  at least  1% of the  Fund's outstanding  shares,  whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

     |_|  Shareholder  and Trustee  Liability.  The Fund's  Declaration of Trust
contains an express  disclaimer  of  shareholder  or Trustee  liability  for the
Fund's  obligations.  It also provides for  indemnification and reimbursement of expenses out of the Fund's property for any shareholder  held personally  liable for its obligations. The Declaration of Trust also states that upon request, the
Fund shall  assume the defense of any claim made against a  shareholder  for any act or  obligation  of the Fund and shall  satisfy  any  judgment on that claim.
Massachusetts  law permits a shareholder  of a business trust (such as the Fund)
to be  held  personally  liable  as a  "partner"  under  certain  circumstances.
However,  the risk that a Fund  shareholder will incur financial loss from being held  liable as a  "partner"  of the Fund is  limited to the  relatively  remote circumstances in which the Fund would be unable to meet its obligations.

     The Fund's  contractual  arrangements  state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of
Trust to look solely to the assets of the Fund for  satisfaction of any claim or demand  that may arise out of any  dealings  with the  Fund.  Additionally,  the
Trustees  shall have no personal  liability  to any such  person,  to the extent permitted by law.

Trustees  and Officers of the Fund.  The Fund's  Trustees and officers and their principal  occupations and business affiliations and occupations during the past five years are listed  below.  Trustees  denoted  with an asterisk (*) below are deemed to be "interested  persons" of the Fund under the Investment Company Act.
All of the Trustees are trustees or directors of the  following  New  York-based
Oppenheimer funds:2

Oppenheimer California Municipal Fund
Oppenheimer International Small Company Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Large Cap Growth Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Developing Markets Fund
Oppenheimer Multiple Strategies Fund
Oppenheimer Discovery Fund
Oppenheimer Multi-Sector Income Trust
Oppenheimer Emerging Growth Fund
Oppenheimer Multi-State Municipal Trust
Oppenheimer Emerging Technologies Fund
Oppenheimer Municipal Bond Fund
Oppenheimer Enterprise Fund
Oppenheimer New York Municipal Fund
Oppenheimer Europe Fund
Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund
Oppenheimer U.S. Government Trust
Oppenheimer Global Growth & Income Fund
Oppenheimer Trinity Core Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Trinity Growth Fund
Oppenheimer Growth Fund
Oppenheimer Trinity Value Fund
Oppenheimer International Growth Fund
Oppenheimer World Bond Fund

Ms.  Macaskill  and Messrs.  Spiro,  Donohue,  Wixted,  Zack,  Bishop and Farrar
respectively  hold the same  offices with the other New  York-based  Oppenheimer funds as with the Fund.

Leon Levy, Chairman of the Board of Trustees, Age: 75.
280 Park Avenue, New York, NY 10017
General Partner of Odyssey Partners, L.P. (investment  partnership) (since 1982)
and Chairman of Avatar Holdings, Inc. (real estate development).

Donald W. Spiro, Vice Chairman of the Board of Trustees, Age: 75.
399 Ski Trail, Smoke Rise, New Jersey 07405
Formerly he held the  following  positions:  Chairman  Emeritus  (August  1991 -
August 1999),  Chairman  (November 1987 - January 1991) and a director  (January
1969 - August 1999) of the Manager;  President and Director of  OppenheimerFunds
Distributor,  Inc., a subsidiary of the Manager and the Fund's Distributor (July
1978 - January 1992).

Bridget A. Macaskill*, President and Trustee; Age: 52.
Two World Trade Center, New York, New York 10048-0203
Chairman (since August 2000), Chief Executive Officer (since September 1995) and a director  (since  December 1994) of the Manager;  President  (since  September
1995) and a director (since October 1990) of Oppenheimer  Acquisition Corp., the
Manager's  parent holding  company;  President,  Chief  Executive  Officer and a director  (since March 2000) of OFI Private  Investments,  Inc.,  an  investment adviser  subsidiary  of the  Manager;  Chairman  and a director  of  Shareholder
Services,  Inc. (since August 1994) and  Shareholder  Financial  Services,  Inc.
(since September 1995),  transfer agent  subsidiaries of the Manager;  President
(since  September  1995) and a director  (since  November  1989) of  Oppenheimer
Partnership  Holdings,  Inc.,  a  holding  company  subsidiary  of the  Manager;
President and a director (since October 1997) of OppenheimerFunds  International
Ltd., an offshore fund  management  subsidiary of the Manager and of Oppenheimer
Millennium  Funds plc; a director of HarbourView  Asset  Management  Corporation
(since July 1991) and of Oppenheimer  Real Asset  Management,  Inc.  (since July
1996),  investment adviser  subsidiaries of the Manager; a director (since April
2000) of OppenheimerFunds Legacy Program, a charitable trust program established by the  Manager;  a director of  Prudential  Corporation  plc (a U.K.  financial service company);  President and a trustee of other Oppenheimer funds;  formerly
President of the Manager (June 1991 - August 2000).

Robert G. Galli, Trustee, Age: 67.
19750 Beach Road, Jupiter, FL 33469
A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions:  Vice  Chairman  (October 1995 - December  1997) and  Executive  Vice
President  (December  1977 -  October  1995)  of  the  Manager;  Executive  Vice
President  and a  director  (April  1986 - October  1995) of  HarbourView  Asset
Management Corporation.

Phillip A. Griffiths, Trustee, Age: 62.
97 Olden Lane, Princeton, N. J. 08540
The Director of the Institute for Advanced Study,  Princeton,  N.J. (since 1991)
and a member of the  National  Academy of Sciences  (since  1979);  formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke University, a director of Research Triangle
Institute, Raleigh, N.C., and a Professor of Mathematics at Harvard University.

Benjamin Lipstein, Trustee, Age: 77.
591 Breezy Hill Road, Hillsdale, N.Y. 12529
Professor   Emeritus   of   Marketing,   Stern   Graduate   School  of  Business
Administration, New York University.

Elizabeth B. Moynihan, Trustee, Age: 71.
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author  and  architectural  historian;  a trustee  of the Freer  Gallery  of Art
(Smithsonian  Institute),  Executive  Committee  of  Board  of  Trustees  of the
National Building Museum; a member of the Trustees Council,  Preservation League of New York State.

Kenneth A. Randall, Trustee, Age: 73.
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion  Resources,  Inc.  (electric  utility  holding  company),
Dominion  Energy,  Inc.  (electric power and oil & gas producer),  and Prime
Retail,  Inc.  (real estate  investment  trust);  formerly  President  and Chief
Executive  Officer of The Conference  Board,  Inc.  (international  economic and business  research)  and a  director  of  Lumbermens  Mutual  Casualty  Company,
American Motorists Insurance Company and American Manufacturers Mutual Insurance
Company.

Edward V. Regan, Trustee, Age: 70.
40 Park Avenue, New York, New York 10016
Chairman of Municipal  Assistance  Corporation for the City of New York;  Senior
Fellow of Jerome Levy Economics  Institute,  Bard College; a director of RBAsset
(real estate manager);  a director of OffitBank;  Trustee,  Financial Accounting
Foundation (FASB and GASB); President,  Baruch College of the City University of
New York;  formerly New York State  Comptroller and trustee,  New York State and
Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee, Age: 69.
8 Sound Shore Drive, Greenwich, Connecticut 06830
Chairman of The Directorship Search Group, Inc. (corporate governance consulting and  executive  recruiting);  a director of  Professional  Staff Limited (a U.K.
temporary staffing company);  a life trustee of International  House (non-profit educational organization), and a trustee of the Greenwich Historical Society.

Clayton K. Yeutter, Trustee, Age: 69.
10475 E. Laurel Lane, Scottsdale, Arizona 85259
Of  Counsel,   Hogan  &  Hartson  (a  Washington,   D.C.  law  firm).  Other
directorships: Allied Zurich Pl.c; ConAgra, Inc.; FMC Corporation; Farmers Group
Inc.;  Oppenheimer Funds; Texas Instruments  Incorporated;  Weyerhaeuser Co. and
Zurich Allied AG.

Andrew J. Donohue, Secretary; Age: 50.
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a director  (since  September  1995) of the  Manager;  Executive  Vice
President  and General  Counsel  (since  September  1993) and a director  (since
January 1992) of OppenheimerFunds  Distributor,  Inc.; Executive Vice President,
General  Counsel and a director  (since  September  1995) of  HarbourView  Asset
Management  Corporation,   Shareholder  Services,  Inc.,  Shareholder  Financial
Services,  Inc.  and  Oppenheimer  Partnership  Holdings,  Inc.,  of OFI Private
Investments,  Inc. (since March 2000),  and of Oppenheimer  Trust Company (since
May 2000);  President and a director of Centennial Asset Management  Corporation
(since  September 1995) and of Oppenheimer  Real Asset  Management,  Inc. (since
July  1996);   Vice  President  and  a  director   (since   September  1997)  of
OppenheimerFunds  International  Ltd. and  Oppenheimer  Millennium  Funds plc; a
director (since April 2000) of OppenheimerFunds Legacy Program;  General Counsel
(since May 1996) and  Secretary  (since April 1997) of  Oppenheimer  Acquisition
Corp.; an officer of other Oppenheimer funds.

Brian W. Wixted,  Treasurer and Principal Financial and Accounting Officer, Age:
41. 6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
(since March 1999) of  HarbourView  Asset  Management  Corporation,  Shareholder
Services,  Inc.,  Oppenheimer  Real Asset  Management  Corporation,  Shareholder
Financial  Services,  Inc. and Oppenheimer  Partnership  Holdings,  Inc., of OFI
Private   Investments,   Inc.   (since  March  2000)  and  of   OppenheimerFunds
International  Ltd.  and  Oppenheimer  Millennium  Funds plc  (since  May 2000);
Treasurer and Chief  Financial  Officer  (since May 2000) of  Oppenheimer  Trust
Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp.
and of Centennial Asset Management Corporation;  an officer of other Oppenheimer funds;  formerly Principal and Chief Operating Officer,  Bankers Trust Company -
Mutual Fund  Services  Division  (March 1995 - March 1999);  Vice  President and
Chief  Financial  Officer  of  CS  First  Boston  Investment   Management  Corp.
(September 1991 - March 1995).

Robert G. Zack, Assistant Secretary, Age: 52.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager;  Assistant Secretary of Shareholder Services,  Inc. (since
May  1985),   Shareholder  Financial  Services,   Inc.  (since  November  1989);
OppenheimerFunds  International Ltd. and Oppenheimer Millennium Funds plc (since
October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 42.
6803 South Tucson Way, Englewood, Colorado 80112
Vice  President  of the  Manager/Mutual  Fund  Accounting  (since May 1996);  an officer of other Oppenheimer funds;  formerly an Assistant Vice President of the
Manager/Mutual  Fund Accounting (April 1994 - May 1996) and a Fund Controller of
the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 35.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant
Treasurer of Oppenheimer  Millennium  Funds plc (since October 1997); an officer of  other  Oppenheimer  Funds;  formerly  an  Assistant  Vice  President  of the
Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller of
the Manager.

     |X| Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Ms.  Macaskill)  who are  affiliated  with the  Manager  receive no salary or fee from the Fund.  The  remaining  Trustees of the Fund  received the compensation  shown below from the Fund with  respect to the Fund's  fiscal year ended July 31, 2000. The compensation from all of the New York-based Oppenheimer funds  (including  the Fund)  represents  compensation  received  as a director, trustee  or member  of a  committee  of the  boards of those  funds  during  the calendar year 1999.

--------------------------------------                  ------------------------
------------------------- ---------------------------- Retirement Total Benefits
Compensation  Accrued as Part from all Trustee's Name Aggregate  Compensation of
Fund New York based  Oppenheimer  and Other  Positions from Fund1 Expenses Funds
(29  Funds)2   --------------------------------------   ------------------------
-------------------------                           ----------------------------
--------------------------------------                  ------------------------
------------------------- ---------------------------- Leon Levy $31 $0 $166,700
Chairman     --------------------------------------     ------------------------
-------------------------                           ----------------------------
--------------------------------------                  ------------------------
-------------------------  ----------------------------  Donald  W.  Spiro $7 $0
$10,250       Vice        Chairman        --------------------------------------
------------------------ -------------------------  ----------------------------
--------------------------------------                  ------------------------
-------------------------  ---------------------------- Robert G. Galli 3 $16 $0
$177,715   Study   Committee    Member    --------------------------------------
------------------------ -------------------------  ----------------------------
--------------------------------------                  ------------------------
------------------------- ---------------------------- Phillip A. Griffiths 4 $7
$0         $5,125         Trustee         --------------------------------------
------------------------ -------------------------  ----------------------------
--------------------------------------                  ------------------------
-------------------------  ----------------------------  Benjamin Lipstein Study
Committee    Chairman,     $27    $0    $144,100    Audit    Committee    Member
--------------------------------------                  ------------------------
-------------------------                           ----------------------------
--------------------------------------                  ------------------------
------------------------- ---------------------------- Elizabeth B. Moynihan $19
$0  $101,500  Study  Committee   Member   --------------------------------------
------------------------ -------------------------  ----------------------------
--------------------------------------                  ------------------------
------------------------- ---------------------------- Kenneth A. Randall $17 $0
$93,100   Audit    Committee    Member    --------------------------------------
------------------------ -------------------------  ----------------------------
--------------------------------------                  ------------------------
-------------------------  ----------------------------  Edward V.  Regan  Proxy
Committee     Chairman,     Audit    $17    $0    $92,100    Committee    Member
--------------------------------------                  ------------------------
-------------------------                           ----------------------------
--------------------------------------                  ------------------------
-------------------------  ---------------------------- Russell S. Reynolds, Jr.
$13 $0 $68,900  Proxy  Committee  Member  --------------------------------------
------------------------ -------------------------  ----------------------------
--------------------------------------                  ------------------------
-------------------------  ---------------------------- Clayton K. Yeutter 5 $11
$0  $51,675  Proxy   Committee   Member   --------------------------------------
------------------------ -------------------------  ----------------------------
1. Aggregate  compensation  includes fees,  deferred  compensation,  if any, and retirement plan,  benefits  occurred for a trustee.  Effective  January 1, 2000,
Pauline Trigere resigned as a Trustee of the Fund.

2. For the 1999 calendar year.

3. Calendar year 1999 figures  include  compensation  from the  Oppenheimer  New
York, Quest and Rochester funds.

4. Includes $7 deferred under Deferred Compensation Plan described below.

5. Includes $2 deferred under Deferred Compensation Plan described below.

     |X| Retirement  Plan for Trustees.  The Fund has adopted a retirement  plan that  provides for payments to retired  Trustees.  Payments are up to 80% of the average  compensation paid during a Trustee's five years of service in which the highest  compensation  was received.  A Trustee must serve as trustee for any of the New  York-based  Oppenheimer  funds for at least 15 years to be eligible for the maximum  payment.  Each  Trustee's  retirement  benefits  will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits  cannot be determined at this time, nor can we estimate the number of years of credited  service  that will be used to  determine  those benefits.

     |X|  Deferred  Compensation  Plan for  Trustees.  The Board of Trustees has
adopted a Deferred  Compensation  Plan for  disinterested  trustees that enables them to elect to defer  receipt of all or a portion of the annual  fees they are entitled to receive from the Fund. Under the plan, the compensation  deferred by a Trustee  is  periodically  adjusted  as though an  equivalent  amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount  paid  to the  Trustee  under  the  plan is  determined  based  upon  the performance of the selected funds.

     Deferral of Trustees'  fees under the plan will not  materially  affect the
Fund's assets,  liabilities or net income per share.  The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation  to any Trustee.  Pursuant to an Order issued by the Securities and
Exchange  Commission,  the Fund may invest in the funds  selected by the Trustee under  the  plan  without  shareholder  approval  for  the  limited  purpose  of determining the value of the Trustee's deferred fee account.

     |X| Major Shareholders. As of December 21, 2000, the only persons who owned of record or was known by the Fund to own  beneficially  5% or more of any class of the Fund's  outstanding  shares  were:  (1)  OppenheimerFunds,  Inc.,  c/o VP
Financial Analysis, 6803 South Tucson Way, Englewood,  CO 80112-3924,  who owned
210,000.00  Class A shares  (representing  approximately  30.39%  of the  Fund's then-outstanding  Class A shares);  (2) Iowa Trust &  Savings Bank  Employee
Profit Sharing Plan,  200 North 10th Street,  Centerville,  IA  52544-1727,  who
owned 17,108.640 Class B shares (representing  approximately 5.02% of the Fund's then-outstanding Class B shares); (3) RPSS TR Rollover IRA FBO Richard J. Fuchs,
815 Greenwood  Circle,  Twin Falls, ID 83301, who owned 8,266.694 Class C shares
(representing  approximately  6.60%  of  the  Fund's  then-outstanding  Class  C shares); and (4) OppenheimerFunds,  Inc., c/o VP Financial Analysis,  6803 South
Tucson  Way,  Englewood,  CO  80112-3924,  who  owned  100.000  Class  Y  shares
(representing 100.00% of the Fund's then-outstanding Class Y shares).

     The Manager. The Manager is wholly-owned by Oppenheimer  Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

     |X| Code of Ethics.  The Fund, the Manager and the Distributor  have a Code of Ethics.  It is designed to detect and prevent  improper  personal  trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions.  Covered persons include persons with  knowledge of the  investments  and  investment  intentions of the Fund and other funds  advised by the  Manager.  The Code of Ethics does permit  personnel subject to the Code to invest in securities,  including  securities  that may be purchased or held by the Fund, subject to a number of restrictions and controls.
Compliance  with the Code of Ethics is carefully  monitored  and enforced by the
Manager.

     The Code of Ethics is an exhibit to the Fund's registration statement filed with the  Securities  and Exchange  Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington,  D.C. You can obtain  information about the hours of operation of the Public  Reference Room by calling the SEC at
1-202-942-8090.  The Code of Ethics  can also be  viewed  as part of the  Fund's registration  statement  on the SEC's EDGAR  database at the SEC's  Internet web site at  HTTP://WWW.SEC.GOV.  Copies may be ------------------  obtained,  after paying a duplicating fee, by electronic request at the following E-mail address:
PUBLICINFO@SEC.GOV.,  or by  writing  -------------------  to the  SEC's  Public
Reference Section, Washington, D.C. 20549-0102.

     |_| The Investment  Advisory  Agreement.  The Manager  provides  investment advisory  and  management  services  to the Fund  under an  investment  advisory agreement  between  the Manager  and the Fund.  The  Manager  handles the Fund's day-to-day  business,  and the  agreement  permits  the  Manager  to enter  into sub-advisory  agreements  with other  registered  investment  advisors to obtain specialized  services for the Fund,  as long as the Fund is not obligated to pay any additional fees for those services. The Manager has retained the Sub-Advisor pursuant to a separate Sub-Advisory Agreement,  described below, under which the
Sub-Advisor buys and sells portfolio securities for the Fund. The members of the portfolio  management  team of the Fund are employed by the  Sub-Advisor and are the persons principally  responsible for the day-to-day management of the Fund's portfolio, as described below.

     The investment advisory agreement between the Fund and the Manager requires the Manager,  at its expense,  to provide the Fund with  adequate  office space, facilities and equipment.  It also requires the Manager to provide and supervise the activities of all  administrative and clerical personnel required to provide effective  administration  for the  Fund.  Those  responsibilities  include  the compilation  and  maintenance  of records  with respect to its  operations,  the preparation and filing of specified reports,  and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

     Under the  investment  advisory  agreement,  the Fund pays the  Manager  an annual fee in monthly installments, based on the average daily net assets of the
Fund. That fee is described in the prospectus.

     The Fund pays  expenses  not  expressly  assumed by the  Manager  under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major  categories  relate to calculation of the Fund's net asset values per share, interest, taxes, brokerage commissions,  fees to certain
Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance  costs,  certain  printing  and  registration  costs and  non-recurring expenses,  including  litigation  costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the  Prospectus,  which are applied to the  assets of the Fund as a whole.  The fees are  allocated  to each class of shares  based  upon the  relative  proportion  of the Fund's net assets represented by that class.

--------------------------------------- ----------------------------------------
                                  Management Fees Paid to OppenheimerFunds,
Period Year Ended:                               Inc.
--------------------------------------- ---------------------------------------
--------------------------------------- ----------------------------------------
7/31/001                                  $46,597
--------------------------------------- ----------------------------------------
1. For the period from 9/1/99 (commencement of operations).

     The  investment  advisory  agreement  states that in the absence of willful misfeasance,  bad faith,  gross  negligence in the  performance of its duties or reckless  disregard of its obligations and duties under the investment  advisory agreement,  the  Manager is not liable  for any loss the fund  sustains  for any investment,  adoption  of any  investment  policy,  or  the  purchase,  sale  or retention of any security.

     The  agreement  permits  the Manager to act as  investment  advisor for any other  person,  firm or  corporation  and to use  the  names  "Oppenheimer"  and
"Trinity" in connection with other investment  companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment  advisor to the Fund,  the Manager may withdraw the right of the Fund to use the names "Oppenheimer" or "Trinity" as part of its name.

     The  Sub-Advisor.   The   Sub-Advisor  is  a  wholly-owned   subsidiary  of
          Oppenheimer   Acquisition  Corp.,  a  holding  company  controlled  by
          Massachusetts  Mutual  Life  Insurance  Company.  The  Manager and the
          Sub-Advisor are affiliates.

     |_|  The Sub-Advisory  Agreement.  Under the Sub-Advisory Agreement between the Manager  and the  Sub-Advisor,  the  Sub-Advisor  shall  regularly provide  investment  advice  with  respect  to the Fund and invest and reinvest cash,  securities  and the property  comprising the assets of the Fund. Under the Sub-Advisory Agreement, the Sub-Advisor agrees not to  change  the  portfolio  management  team of the Fund  without  the written  approval  of the  Manager.  The  Sub-Advisor  also  agrees to provide assistance in the distribution and marketing of the Fund.

     Underthe  Sub-Advisory  Agreement,  the  Manager  pays the  Sub-Advisor  an annual fee in monthly  installments,  based on the  average  daily net assets  of the  Fund.  The  fee  paid  to the  Sub-Advisor  under  the
          Sub-Advisory  Agreement is paid by the Manager,  not by the Fund.  The fee  declines on  additional  assets as the Fund  grows:  0.25% of the first $150 million of average annual net assets of the Fund,  0.17% of the next $350  million,  and 0.14% of  average  annual  net  assets in excess of $500 million..

The Sub-Advisory  Agreement  states that in the absence of willful  misfeasance, bad faith,  negligence or reckless  disregard of its duties or obligations,  the
Sub-Advisor  shall not be liable to the  Manager  for any act or omission in the course of or connected with rendering services under the Sub-Advisory  Agreement or for any losses that may be sustained in the purchase,  holding or sale of any security.

Brokerage Policies of the Fund

Brokerage  Provisions of the Investment  Advisory Agreement and the Sub-Advisory
Agreement. One of the duties of the Sub-Advisor under the Sub-Advisory Agreement is to arrange the portfolio  transactions  for the Fund.  The Fund's  investment advisory  agreement  with the Manager  and the  Sub-Advisory  Agreement  contain provisions  relating to the  employment of  broker-dealers  to effect the Fund's portfolio transactions. The Manager and the Sub-Advisor are authorized to employ broker-dealers,  including  "affiliated" brokers, as that term is defined in the
Investment  Company  Act.  They may employ  broker-dealers  that,  in their best judgment based on all relevant factors, will implement the policy of the Fund to obtain,  at reasonable  expense,  the "best  execution" of the Fund's  portfolio transactions.  "Among other things,  "best  execution" means prompt and reliable execution at the most favorable price obtainable.

     The  Manager  and the  Sub-Advisor  need  not seek  competitive  commission bidding. However, they are expected to be aware of the current rates of eligible brokers and to minimize the commissions  paid to the extent  consistent with the interests and policies of the Fund as established by its Board of Trustees.

     The Manager and the Sub-Advisor may select brokers (other than  affiliates)
that provide  brokerage  and/or research  services for the Fund and/or the other accounts over which the Manager, the Sub-Advisor or their respective  affiliates have investment  discretion.  The commissions paid to such brokers may be higher than another  qualified broker would charge,  if the Manager or Sub-Advisor,  as applicable,  makes a good faith  determination  that the  commission is fair and
reasonable   in   relation   to  the   services   provided.   Subject  to  those
considerations,  as a factor  in  selecting  brokers  for the  Fund's  portfolio transactions,  the Manager and the Sub-Advisor may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment advisor.

     The   Sub-Advisory   Agreement   permits  the  Sub-Advisor  to  enter  into
"soft-dollar"  arrangements  through  the  agency  of third  parties  to  obtain services for the Fund.  Pursuant to these  arrangements,  the  Sub-Advisor  will undertake to place brokerage business with  broker-dealers who pay third parties that  provide  services.  Any such  "soft-dollar"  arrangements  will be made in accordance  with  policies  adopted by the Board of the Trust and in  compliance with applicable law.

Brokerage Practices Followed by the Manager. Brokerage for the Fund is allocated subject  to  the  provisions  of  the  investment  advisory  agreement  and  the
Sub-Advisory agreement and the procedures and rules described above.  Generally,
the   Sub-Advisor's    portfolio   traders   allocate   brokerage   based   upon
recommendations from the Fund's portfolio management team. In certain instances, the team may directly place trades and allocate  brokerage.  In either case, the
Sub-Advisor's executive officers supervise the allocation of brokerage.

     Transactions  in  securities  other than those for which an exchange is the primary  market  are  generally  done  with  principals  or  market  makers.  In transactions  on  foreign  exchanges,  the Fund  may be  required  to pay  fixed brokerage  commissions  and  therefore  would not have the benefit of negotiated commissions available in U.S. markets.  Brokerage commissions are paid primarily for  transactions  in  listed  securities  or for  certain  fixed-income  agency transactions in the secondary market.  Otherwise brokerage  commissions are paid only if it appears  likely that a better price or  execution  can be obtained by doing so.

     The  Sub-Advisor  serves as  investment  manager  to a number  of  clients, including other  investment  companies,  and may in the future act as investment manager or advisor to others.  It is the practice of the Sub-Advisor to allocate purchase or sale  transactions  among the Fund and other clients whose assets it manages  in a manner  it deems  equitable.  In  making  those  allocations,  the
Sub-Advisor considers several main factors,  including the respective investment objectives,  the relative  size of portfolio  holdings of the same or comparable securities,  the  availability  of cash for  investment,  the size of investment commitments  generally  held and the  opinions  of the persons  responsible  for managing the portfolios of the Fund and other client's accounts.

     When orders to purchase or sell the same  security on  identical  terms are placed by more than one of the funds and/or other advisory  accounts  managed by the Sub-Advisor or its affiliates,  the transactions  are generally  executed as received,  although a fund or advisory  account that does not direct trades to a specific  broker  (these are called "free  trades")  usually will have its order executed  first.  Orders  placed by accounts  that  direct  trades to a specific broker will  generally be executed  after the free trades.  All orders placed on behalf of the Fund are considered free trades.  However,  having an order placed first in the market does not  necessarily  guarantee the most  favorable  price.
Purchases are combined where  possible for the purpose of negotiating  brokerage commissions.  In some cases that practice might have a detrimental effect on the price or volume of the security in a particular transaction for the Fund.

     Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread  between  the bid and asked  prices.  The Fund  seeks to obtain  prompt execution of these orders at the most favorable net price.

     The investment advisory agreement and the Sub-Advisory agreement permit the
Manager and the  Sub-Advisor to allocate  brokerage for research  services.  The research  services  provided by a particular broker may be useful only to one or more  of the  advisory  accounts  of the  Sub-Advisor  and its  affiliates.  The investment  research received for the commissions of those other accounts may be useful  both to the Fund and one or more of the  Sub-Advisor's  other  accounts.
Investment  research may be supplied to the  Sub-Advisor by a third party at the instance of a broker through which trades are placed.

     Investment research services include information and analysis on particular companies  and  industries  as well as market or economic  trends and  portfolio strategy,  market  quotations for portfolio  evaluations,  information  systems, computer hardware and similar products and services.  If a research service also assists the Sub-Advisor in a non-research capacity (such as bookkeeping or other administrative  functions),  then only the percentage or component that provides assistance to the Sub-Advisor in the investment  decision-making  process may be paid in commission dollars.

     The  research   services   provided  by  brokers  broadens  the  scope  and
supplements the research  activities of the Sub-Advisor.  That research provides additional views and comparisons for consideration, and helps the Sub-Advisor to obtain market  information  for the valuation of securities that are either held in the Fund's  portfolio or are being  considered for purchase.  The Sub-Advisor provides  information to the Manager and the Board about the commissions paid to brokers furnishing such services, together with the Sub-Advisor's representation that the  amount of such  commissions  was  reasonably  related  to the value or benefit of such services.

------------------------------------ -------------------------------------------
Period Ended 7/31:                Total Brokerage Concessions Paid by the Fund2
------------------------------------ -------------------------------------------
------------------------------------ -------------------------------------------
                        20001                      $12,7353
------------------------------------ -------------------------------------------

1. For the period from 9/1/99 (commencement of operations).
2.   Amounts do not include spreads or concessions on principal  transactions on a net trade basis.
3.   In the period ended 7/31/00, the amount of transactions directed to brokers for research  services was $619,942 and the amount of the concessions  paid to broker-dealers for those services was $766.

Distribution and Service Plans

The Distributor.  Under its General  Distributor's  Agreement with the Fund, the
Distributor  acts as the Fund's principal  underwriter in the continuous  public offering of shares of the Fund's  Class A, Class B, Class C, Class N and Class Y
shares.  The  Distributor is not obligated to sell a specific  number of shares.
Expenses  normally  attributable to sales are borne by the Distributor.  Class N shares were not publicly offered during the periods shown below.

     The compensation  paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares during the Fund's three most recent fiscal years is shown in the table below.

-------------- ------------------ -------------------- -------------------- -------------------- --------------------
   Period          Aggregate        Class A Front-         Concessions          Concessions          Concessions
                   Front-End           End Sales           on Class A           on Class B           on Class C
                 Sales Charges          Charges              Shares               Shares               Shares
    Ended         on Class A          Retained by          Advanced by          Advanced by          Advanced by
    7/31:           Shares           Distributor*          Distributor          Distributor          Distributor
-------------- ------------------ -------------------- -------------------- -------------------- --------------------
-------------- ------------------ -------------------- -------------------- -------------------- --------------------
    2000            $32,621             $9,701               $3,880               $64,851              $10,833
-------------- ------------------ -------------------- -------------------- -------------------- --------------------
*Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

---------------- ------------------------------- -------------------------------- ----------------------------------
    Period                  Class A                          Class B                           Class C
                      Contingent Deferred              Contingent Deferred            Contingent Deferred Sales
     Ended           Sales Charges Retained          Sales Charges Retained              Charges Retained by
     7/31                by Distributor                  by Distributor                      Distributor
---------------- ------------------------------- -------------------------------- ----------------------------------
---------------- ------------------------------- -------------------------------- ----------------------------------
     2000                      $0                            $3,248                            $1,024
---------------- ------------------------------- -------------------------------- ----------------------------------

     For  additional  information  about  distribution  of  the  Fund's  shares, including fees and expenses,  please refer to "Distribution  and Service Plans,"
below.

Distribution  and Service Plans. The Fund has adopted a Service Plan for Class A shares  and  Distribution  and  Service  Plans for Class B,  Class C and Class N
shares under Rule 12b-1 of the  Investment  Company  Act.  Under those plans the
Fund  pays  the  Distributor  for all or a  portion  of its  costs  incurred  in connection  with  the  distribution  and/or  servicing  of  the  shares  of  the particular class.

     Each plan has been approved by a vote of the Board of Trustees, including a majority of the  Independent  Trustees3,  cast in person at a meeting called for the purpose of voting on that plan.  The  shareholder  vote for the Service Plan for Class A shares and the  Distribution and Service Plans for Class B and Class
C shares was cast by the Manager as the sole initial  holder of Class A, Class B and Class C shares of the Fund.

     Under the plans,  the  Manager  and the  Distributor  may make  payments to affiliates,  in their sole discretion,  from time to time, and may use their own resources (at no direct cost to the Fund) to make  payments to brokers,  dealers or other financial  institutions for distribution  and  administrative  services they perform.  The Manager may use its profits from the advisory fee it receives from the Fund. In their sole  discretion,  the  Distributor  and the Manager may increase or decrease the amount of payments  they make from their own  resources to plan recipients.

     Unless a plan is  terminated  as  described  below,  the plan  continues in effect  from  year to year but only if the  Fund's  Board  of  Trustees  and its
Independent  Trustees  specifically  vote  annually to approve its  continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing  the plan. A plan may be terminated at any time by the vote of a majority  of the  Independent  Trustees  or by the vote of the holders of a
"majority" (as defined in the Investment  Company Act) of the outstanding shares of that class.

     The  Board of  Trustees  and the  Independent  Trustees  must  approve  all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by  shareholders  of the class affected  by the  amendment.  Because  Class B shares of the Fund  automatically convert  into Class A shares,  the Fund must obtain the approval of both Class A and Class B shareholders for a proposed  material  amendment to the Class A Plan that would materially increase payments under the Plan. That approval must be by a "majority"  (as defined in the  Investment  Company Act) of the shares of each class, voting separately by class.

     While the Plans are in effect,  the  Treasurer  of the Fund  shall  provide separate  written  reports  on the  plans  to the  Board  of  Trustees  at least quarterly  for its review.  The Reports  shall detail the amount of all payments made  under a plan and the  purpose  for which the  payments  were  made.  Those reports are subject to the review and approval of the Independent Trustees.

     Each Plan states that while it is in effect,  the selection and  nomination of those  Trustees of the Fund who are not  "interested  persons" of the Fund is committed to the discretion of the Independent  Trustees.  This does not prevent the involvement of others in the selection and nomination process as long as the final  decision as to selection or  nomination  is approved by a majority of the
Independent Trustees.

     Under the plans for a class,  no payment  will be made to any  recipient in any  quarter in which the  aggregate  net asset value of all Fund shares of that class  held by the  recipient  for itself  and its  customers  does not exceed a minimum  amount,  if any, that may be set from time to time by a majority of the
Independent Trustees.  The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

     |_| Class A  Service  Plan  Fees.  Under  the  Class A  service  plan,  the
Distributor  currently  uses the fees it receives  from the Fund to pay brokers, dealers and other financial  institutions (they are referred to as "recipients")
for personal  services and account  maintenance  services they provide for their customers who hold Class A shares. The services include, among others, answering customer  inquiries about the Fund,  assisting in  establishing  and maintaining accounts in the Fund, making the Fund's investment plans available and providing other  services  at the  request  of the Fund or the  Distributor.  The  Class A service plan permits  reimbursements to the Distributor at a rate of up to 0.25%
of average annual net assets of Class A shares. While the plan permits the Board to authorize  payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor  makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets  consisting of Class A shares held in the accounts of the  recipients or their customers.

     For the fiscal year ended July 31,  2000,  payments  made under the Class A
Plan totaled $5,153, all of which was paid by the Distributor to recipients that included  $294 paid to an affiliate of the  Distributor's  parent  company.  Any unreimbursed  expenses the Distributor  incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use  payments  received  under  the  Class  A Plan  to pay  any of its  interest expenses, carrying charges, or other financial costs, or allocation of overhead.

     |_| Class B, Class C and Class N Service and Distribution  Plan Fees. Under
each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular  business  day during the period.  The Class B, Class C and Class N plans provide for the  Distributor  to be compensated at a flat rate whether the
Distributor's  distribution  expenses  are more or less than the amounts paid by the Fund under the plan  during the period for which the fee is paid.  The types of services  that  recipients  provide in return for service fees are similar to the services provided under the Class A service plan, described above.

     The Class B,  Class C and Class N Plans  permit the  Distributor  to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly  basis,  without  payment in  advance.  However,  the
Distributor  currently  intends to pay the service fee to  recipients in advance for the first year after the shares are  purchased.  After the first year shares are outstanding,  the Distributor makes service fee payments  quarterly on those shares.  The  advance  payment is based on the net asset  value of shares  sold.
Shares purchased by exchange do not qualify for the advance service fee payment.
If Class B, Class C or Class N shares are  redeemed  during the first year after their  purchase,  the  recipient  of the  service  fees on those  shares will be obligated to repay the  Distributor a pro rata portion of the advance payment of the service fee made on those  shares.  In cases  where the  Distributor  is the broker of record for Class B and Class C shares, i.e.  shareholders  without the services of a broker directly  invests in the Fund, the Distributor  will retain the asset-based sales charge and service fee for Class B and Class C shares.

The  asset-based  sales  charge and service  fees  increase  Class B and Class C expenses by 1.00% and the  asset-based  sales charge and service fees  increases
Class N expenses by 0.50% of the net assets per year of the respective class.

The  Distributor  retains the  asset-based  sales  charge on Class B and Class N shares.  The Distributor  retains the asset-based sales charge on Class C shares during the first year the shares are outstanding.  It pays the asset-based sales charge as an ongoing  concession to the recipient on Class C shares  outstanding for a year or more. If a dealer has a special  agreement  with the  Distributor, the  Distributor  will pay the Class B,  Class C or Class N service  fee and the asset-based  sales  charge to the dealer  quarterly  in lieu of paying the sales concessions and service fee in advance at the time of purchase.

The  asset-based  sales  charges  on Class B,  Class C and Class N shares  allow investors to buy shares  without a front-end  sales  charge  while  allowing the
Distributor  to  compensate  dealers that sell those  shares.  The Fund pays the asset-based  sales  charges to the  Distributor  for its  services  rendered  in distributing  Class B, Class C and Class N shares.  The payments are made to the
Distributor in recognition that the Distributor:

o pays sales  concessions to authorized  brokers and dealers at the time of sale and pays service fees as described above,
o may finance payment of sales concessions and/or the advance of the service fee payment to recipients  under the plans,  or may provide such  financing from its own resources or from the resources of an affiliate,
o employs  personnel  to  support  distribution  of Class B, Class C and Class N shares, and
o bears the costs of sales literature,  advertising and prospectuses (other than those furnished to current  shareholders) and state "blue sky" registration fees and certain other distribution expenses.

     The  Distributor's  actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives  from the  contingent  deferred sales charges collected on redeemed shares and from the Fund under the plans. If the Class B,  Class C or Class N plan is  terminated  by the Fund,  the Board of
Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing  shares before the plan was terminated.  The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

-----------------------------------------------------------------------------------------------------------------
                      Distribution Fees Paid to the Distributor for the Period Ended 7/31/00*
  -----------------------------------------------------------------------------------------------------------------
  ------------------------ ------------------- -------------------- ---------------------- ------------------------
  Class:                         Total               Amount             Distributor's           Distributor's
                                                                          Aggregate             Unreimbursed
                                                                        Unreimbursed            Expenses as %
                                Payments           Retained by            Expenses              of Net Assets
                               Under Plan          Distributor           Under Plan               of Class
  ------------------------ ------------------- -------------------- ---------------------- ------------------------
  ------------------------ ------------------- -------------------- ---------------------- ------------------------
  Class B Plan                  $14,916              $12,907               $67,625                  2.05%
  ------------------------ ------------------- -------------------- ---------------------- ------------------------
  ------------------------ ------------------- -------------------- ---------------------- ------------------------
  Class C Plan                   $5,854              $3,754                $11,463                  0.78%
  ------------------------ ------------------- -------------------- ---------------------- ------------------------

*Class N shares were not  offered  for sale during the Fund's  fiscal year ended
7/31/00.

     All  payments  under the Class B, Class C and Class N plans are  subject to the  limitations  imposed by the Conduct  Rules of the National  Association  of
Securities  Dealers,  Inc. on payments of asset-based  sales charges and service fees.

Performance of the Fund

     Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment  performance.  Those terms include  "cumulative  total return,"  "average  annual total  return,"  "average  annual total return at net asset value" and "total return at net asset value." An  explanation of how total returns are calculated is set forth below.  You can obtain  current  performance information  by  calling  the  Fund's  Transfer  Agent at  1-800-525-7048  or by
visiting      the      OppenheimerFunds      Internet      web      site      at
http://www.oppenheimerfunds.com.

     The Fund's  illustrations  of its performance data in  advertisements  must comply  with  rules of the  Securities  and  Exchange  Commission.  Those  rules describe  the  types of  performance  data  that may be used and how it is to be calculated.  In general,  any  advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.  Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class,  if less) ending as of the most recently  ended  calendar quarter prior to the  publication  of the  advertisement  (or its submission for publication).

Use of standardized  performance calculations enables an investor to compare the
Fund's  performance  to the  performance  of other  funds for the same  periods.
However,  a number of  factors  should be  considered  before  using the  Fund's performance information as a basis for comparison with other investments:

|_|  Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each  shareholder's account.  Your account's  performance will vary from the model  performance data if your  dividends  are  received  in cash,  or you buy or sell shares during the period,  or you bought your shares at a different time and price than the shares used in the model.

|_|  An  investment  in  the  Fund  is not  insured  by the  FDIC  or any  other government agency.

|_|  The  Fund's  performance  returns  do not  reflect  the  effect of taxes on dividends and capital gains distributions.

|_|  The  principal  value  of the  Fund's  shares  and  total  returns  are not guaranteed and normally will fluctuate on a daily basis.

|_|  When an investor's shares are redeemed, they may be worth more or less than their original cost.

|_|  Total returns for any given past period  represent  historical  performance information  and are not, and should not be  considered,  a  prediction  of future returns.

The  performance  of each  class of  shares  is shown  separately,  because  the performance  of each class of shares will usually be different.  That is because of the different  kinds of expenses each class bears.  The total returns of each class of shares of the Fund are  affected by market  conditions,  the quality of the  Fund's  investments,  the  maturity  of  debt  investments,  the  types  of investments the Fund holds, and its operating expenses that are allocated to the particular class.

     |X| Total Return Information.  There are different types of "total returns"
to measure  the  Fund's  performance.  Total  return is the change in value of a hypothetical  investment  in the Fund  over a given  period,  assuming  that all dividends and capital gains  distributions  are reinvested in additional  shares and that  the  investment  is  redeemed  at the end of the  period.  Because  of differences  in expenses  for each class of shares,  the total  returns for each class are separately  measured.  The cumulative total return measures the change in value over the entire  period (for  example,  ten years).  An average  annual total  return  shows the  average  rate of return for each year in a period that would  produce the  cumulative  total  return over the entire  period.  However, average annual total returns do not show actual  year-by-year  performance.  The
Fund uses  standardized  calculations for its total returns as prescribed by the
SEC. The methodology is discussed below.

     In calculating total returns for Class A shares,  the current maximum sales charge of 5.75% (as a  percentage  of the offering  price) is deducted  from the initial  investment  ("P") (unless the return is shown without sales charge,  as described  below).  For Class B shares,  payment  of the  applicable  contingent deferred  sales charge is applied,  depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth  years,  2.0%  in the  fifth  year,  1.0%  in the  sixth  year  and  none thereafter.  For Class C shares,  the 1%  contingent  deferred  sales  charge is deducted for returns for the 1-year period.  There is no sales charge on Class Y shares.

     |_| Average Annual Total Return.  The "average annual total return" of each class  is an  average  annual  compounded  rate of  return  for  each  year in a specified number of years. It is the rate of return based on the change in value of a hypothetical  initial  investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

ERV
---- -1= Annual Average Total Return
 P

     |_| Cumulative  Total Return.  The  "cumulative  total return"  calculation measures  the change in value of a  hypothetical  investment  of $1,000  over an entire period of years. Its calculation uses some of the same factors as average annual  total  return,  but it does not  average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P
------- = Total Return
   P

     |_| Total  Returns at Net Asset Value.  From time to time the Fund may also quote a  cumulative  or an average  annual  total  return  "at net asset  value"
(without  deducting  sales  charges)  for Class A,  Class B,  Class C or Class N shares.  Each is based on the  difference  in net  asset  value per share at the beginning and the end of the period for a hypothetical  investment in that class of shares (without  considering  front-end or contingent deferred sales charges)
and takes into  consideration  the  reinvestment  of dividends and capital gains distributions.

  ------------------------------------------------------------------------------
  The Fund's Total Returns for the Periods Ended 7/31/00*
  ------------------------------------------------------------------------------
  -------------- ------------------------ --------------------------------------
                 Cumulative Total         Average Annual Total Returns
  Class      of  Returns (10 years or
  Shares         Life of Class)
  -------------- ------------------------ --------------------------------------
  -------------- ------------------------ ------------------------ -------------

   1-Year                5-Year or Life             10-Year or Life
  -------------- ------------------------ ------------------------ -------------
  -------------- ----------- ------------ ----------- ------------ -------------
After     Without   After       Without      After     Without       After        Without
Sales     Sales     Sales       Sales        Sales    Sales Charge   Sales        Sales Charge
Charge     harge    Charge      Charge       Charge                  Charge
  -------------- ----------- ------------ ----------- ------------ -------------
  -------------- ----------- ------------ ----------- ------------ -------------
Class A  7.54%1     14.10%1      N/A        N/A        N/A   N/A      N/A           N/A
  -------------- ----------- ------------ ----------- ------------ -------------
  -------------- ----------- ------------ ----------- ------------ -------------
Class B  8.30%1     13.30%1      N/A        N/A       N/A     N/A     N/A           N/A
  -------------- ----------- ------------ ----------- ------------ -------------
  -------------- ----------- ------------ ----------- ------------ -------------
Class C 12.20%1     13.20%1      N/A          N/A          N/A          N/A         N/A           N/A
  -------------- ----------- ------------ ----------- ------------ -------------
Class Y 14.30%1     14.30%1      N/A          N/A          N/A          N/A       N/A             N/A
  -------------- ----------- ------------ ----------- ------------ -------------
1.       Inception of Class A, Class B, Class C and Class Y: 9/01/99
  * Class N shares were not offered for sale during the periods shown.

Other  Performance  Comparisons.  The Fund compares its performance  annually to that of an  appropriate  broadly-based  market  index in its  Annual  Report  to shareholders.  You can obtain that  information by contacting the Transfer Agent at the addresses or telephone  numbers  shown on the cover of this  Statement of
Additional  Information.  The Fund may also compare its  performance  to that of other  investments,  including  other  mutual  funds,  or  use  rankings  of its performance  by  independent  ranking  entities.  Examples of these  performance comparisons are set forth below.

     |_| Lipper Rankings.  From time to time the Fund may publish the ranking of the  performance of its classes of shares by Lipper  Analytical  Services,  Inc.
Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies,  including the Fund, and  ranks  their  performance  for  various  periods  in  categories  based  on investment  styles.  Lipper currently ranks the Fund's  performance  against all other growth funds. The Lipper  performance  rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes
"peer-group"  indices of the  performance of all mutual funds in a category that it  monitors  and  averages  of the  performance  of  the  funds  in  particular categories.

     |_|  Morningstar  Ratings  and  Rankings.  From  time to time  the Fund may publish the ranking  and/or  star  rating of the  performance  of its classes of shares by  Morningstar,  Inc., an independent  mutual fund  monitoring  service.
Morningstar  rates  and  ranks  mutual  funds  in broad  investment  categories:
domestic  stock  funds,  international  stock  funds,  taxable  bond  funds  and municipal bond funds. The Fund is included in the domestic stock funds category.

     Morningstar proprietary star ratings reflect historical risk-adjusted total investment  return.  Investment  return  measures  a fund's (or  class's)  one-, three-,  five- and ten-year  average  annual  total  returns  (depending  on the inception of the fund or class) in excess of 90-day U.S.  Treasury  bill returns after  considering the fund's sales charges and expenses.  Risk is measured by a fund's (or class's)  performance below 90-day U.S.  Treasury bill returns.  Risk
and  investment   return  are  combined  to  produce  star  ratings   reflecting
performance  relative to the other funds in the fund's  category.  Five stars is the  "highest"  ranking (top 10% of funds in a  category),  four stars is "above average" (next 22.5%),  three stars is "average" (next 35%), two stars is "below average"  (next 22.5%) and one star is "lowest"  (bottom 10%).  The current star rating is the fund's (or class's)  overall  rating,  which is the fund's  3-year rating or its combined 3- and 5-year ranking (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year rating  (weighted  40%/30%/30%,  respectively), depending on the inception  date of the fund (or class).  Ratings are subject to change monthly.

     The Fund may also compare its total  return  ranking to that of other funds in its Morningstar  category, in addition to its star rating. Those total return rankings  are  percentages  from one percent to one hundred  percent and are not risk-adjusted. For example, if a fund is in the 94th percentile, that means that
94% of the funds in the same category performed better than it did.

     |_|   Performance   Rankings  and   Comparisons   by  Other   Entities  and
Publications.  From time to time the Fund may include in its  advertisements and sales literature performance  information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's,
or similar  publications.  That information may include  performance  quotations from other sources,  including  Lipper and  Morningstar.  The performance of the
Fund's classes of shares may be compared in  publications  to the performance of various market indices or other investments, and averages,  performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

     Investors  may also wish to compare the returns on the Fund's share classes to the  return on  fixed-income  investments  available  from  banks and  thrift institutions.  Those include certificates of deposit,  ordinary  interest-paying checking  and  savings  accounts,  and  other  forms of fixed or  variable  time deposits,  and various other  instruments such as Treasury bills.  However,  the
Fund's  returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository  obligations may be insured  by the  FDIC  and may  provide  fixed  rates of  return.  Repayment  of principal  and payment of interest on Treasury  securities is backed by the full faith and credit of the U.S. government.

     From time to time, the Fund may publish  rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer  funds,  other than  performance  rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include  comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services.  They may be based upon the opinions of the rating or ranking  service  itself,  using its research or judgment, or based upon surveys of investors,  brokers, shareholders or others.

From  time  to time  the  Fund  may  include  in its  advertisements  and  sales literature the total return  performance of a  hypothetical  investment  account that  includes  shares of the fund and other  Oppenheimer  funds.  The  combined account may be part of an illustration of an asset  allocation  model or similar presentation.  The account  performance may combine total return  performance of the fund and the total return performance of other Oppenheimer funds included in the account.  Additionally,  from time to time,  the Fund's  advertisements  and
sales  literature  may  include,  for  illustrative  or  comparative   purposes,
statistical  data or other  information  about  general or  specific  market and economic conditions. That may include, for example,

o    information  about the  performance  of certain  securities or  commodities markets or segments of those markets,
o    information about the performance of the economies of particular  countries or regions,
o    the earnings of companies  included in segments of  particular  industries, sectors, securities markets, countries or regions,
o    the   availability  of  different  types  of  securities  or  offerings  of securities,
o    information relating to the gross national or gross domestic product of the
     United States or other countries or regions,
o    comparisons   of  various   market   sectors  or  indices  to   demonstrate
     performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional  information is presented below about the methods that can be used to buy shares of the Fund.  Appendix B contains more information  about the special sales charge  arrangements  offered by the Fund, and the  circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink.  When shares are purchased through AccountLink,  each purchase must be at least $25.  Shares  will be  purchased  on the  regular  business  day you instruct  the  Distributor  to initiate the  Automated  Clearing  House  ("ACH")
transfer to buy the shares.  Dividends will begin to accrue on shares  purchased with the proceeds of ACH transfers on the business day the Fund receives federal funds for the purchase  through the ACH system  before the close of The New York
Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. The proceeds of ACH transfers are normally received by the Fund
3 days after the transfers are initiated.

If the  proceeds of the ACH transfer  are not  received on a timely  basis,  the
Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing  shares resulting from delays in ACH transmissions.

Reduced Sales Charges.  As discussed in the  Prospectus,  a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation  and Letters of Intent  because of the  economies of sales  efforts and reduction in expenses realized by the  Distributor,  dealers and brokers  making such sales.  No sales charge is imposed in certain other circumstances described in Appendix B to this
Statement of Additional  Information because the Distributor or dealer or broker incurs little or no selling expenses.

     |_| Right of Accumulation. To qualify for the lower sales charge rates that apply to  larger  purchases  of Class A  shares,  you and  your  spouse  can add together:

o Class A, Class B and Class N shares you purchase for your individual  accounts
(including IRAs and 403(b) plans),  or for your joint accounts,  or for trust or custodial accounts on behalf of your children who are minors, and

o Current purchases of Class A, Class B and Class N shares of the Fund and other
Oppenheimer  funds to reduce  the sales  charge  rate that  applies  to  current purchases of Class A shares, and

o Class A,  Class B and  Class N shares  of  Oppenheimer  funds  you  previously purchased  subject to an initial or contingent  deferred  sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

A  fiduciary  can  count  all  shares  purchased  for a trust,  estate  or other fiduciary  account  (including  one or more  employee  benefit plans of the same employer) that has multiple  accounts.  The  Distributor  will add the value, at current offering price, of the shares you previously purchased and currently own to the value of  current  purchases  to  determine  the sales  charge  rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

|_| The  Oppenheimer  Funds.  The  Oppenheimer  funds are those mutual funds for which  the  Distributor  acts  as the  distributor  or the  sub-distributor  and currently include the following:

Oppenheimer Bond Fund
Oppenheimer Main Street Growth & Income Fund
Oppenheimer California Municipal Fund
Oppenheimer Main Street Opportunity Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Preservation Fund
Oppenheimer MidCap Fund
Oppenheimer Capital Income Fund
Oppenheimer Multiple Strategies Fund
Oppenheimer Champion Income Fund
Oppenheimer Municipal Bond Fund
Oppenheimer Convertible Securities Fund
Oppenheimer New York Municipal Fund
Oppenheimer Developing Markets Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer Disciplined Allocation Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Disciplined Value Fund
Oppenheimer Quest Balanced Value Fund
Oppenheimer Discovery Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Emerging Growth Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Emerging Technologies Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Enterprise Fund
Oppenheimer Quest Small Cap Fund
Oppenheimer Europe Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Florida Municipal Fund
Oppenheimer Real Asset Fund
Oppenheimer Global Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Strategic Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Growth Fund
Oppenheimer Trinity Core Fund
Oppenheimer High Yield Fund
Oppenheimer Trinity Growth Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer Trinity Value Fund
Oppenheimer International Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer International Growth Fund
Oppenheimer World Bond Fund
Oppenheimer International Small Company Fund
Limited-Term New York Municipal Fund
Oppenheimer Large Cap Growth Fund
Rochester Fund Municipals
Oppenheimer Limited Term Government Fund

and the following money market funds:

Centennial America Fund, L. P.
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Oppenheimer Cash Reserves
Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.

     There is an initial  sales charge on the purchase of Class A shares of each
of  the  Oppenheimer  funds  except  the  money  market  funds.   Under  certain
circumstances described in this Statement of Additional Information,  redemption proceeds of certain  money  market  fund  shares may be subject to a  contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent,  if you purchase Class A shares or
Class A and  Class B shares  of the Fund and other  Oppenheimer  funds  during a
13-month  period,  you can reduce  the sales  charge  rate that  applies to your purchases of Class A shares. The total amount of your intended purchases of both
Class A and Class B shares will  determine the reduced sales charge rate for the
Class A shares purchased during that period.  You can include  purchases made up to 90 days before the date of the Letter.

     A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the
Fund (and other  Oppenheimer  funds)  during a 13-month  period (the  "Letter of
Intent period").  At the investor's request,  this may include purchases made up to 90 days prior to the date of the  Letter.  The Letter  states the  investor's intention to make the aggregate amount of purchases of shares which,  when added to the  investor's  holdings of shares of those funds,  will equal or exceed the amount  specified in the Letter.  Purchases made by reinvestment of dividends or distributions  of capital  gains and  purchases  made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

     A Letter  enables  an  investor  to count  the  Class A and  Class B shares purchased  under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other  Oppenheimer  funds) that applies under the Right of Accumulation to current purchases of Class A shares.  Each purchase of Class A shares under the Letter will be made at the offering price (including the sales  charge) that applies to a single  lump-sum  purchase of shares in the amount intended to be purchased under the Letter.

     In  submitting  a Letter,  the  investor  makes no  commitment  to purchase shares.  However,  if the  investor's  purchases of shares  within the Letter of
Intent  period,  when added to the value (at offering  price) of the  investor's holdings  of shares on the last day of that  period,  do not equal or exceed the intended  purchase amount,  the investor agrees to pay the additional  amount of sales charge applicable to such purchases. That amount is described in "Terms of
Escrow,"  below  (those  terms may be  amended by the  Distributor  from time to time).  The  investor  agrees that shares  equal in value to 5% of the  intended purchase  amount  will be held in escrow by the  Transfer  Agent  subject to the
Terms of  Escrow.  Also,  the  investor  agrees  to be bound by the terms of the
Prospectus,  this Statement of Additional  Information and the Application  used for a Letter of Intent. If those terms are amended,  as they may be from time to time by the Fund, the investor  agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

     If the total eligible  purchases made during the Letter of Intent period do not equal or exceed the intended  purchase  amount,  the concessions  previously paid to the dealer of record  for the  account  and the  amount of sales  charge retained by the Distributor  will be adjusted to the rates  applicable to actual total purchases.  If total eligible purchases during the Letter of Intent period exceed the intended  purchase amount and exceed the amount needed to qualify for the next sales  charge rate  reduction  set forth in the  Prospectus,  the sales charges paid will be adjusted to the lower rate.  That  adjustment  will be made only if and when the dealer returns to the  Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases.  The excess concessions returned to the
Distributor  will be used  to  purchase  additional  shares  for the  investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     The Transfer  Agent will not hold shares in escrow for  purchases of shares of the Fund and other  Oppenheimer  funds by  OppenheimerFunds  prototype 401(k)
plans under a Letter of Intent.  If the intended  purchase amount under a Letter of Intent  entered  into by an  OppenheimerFunds  prototype  401(k)  plan is not purchased by the plan by the end of the Letter of Intent  period,  there will be no adjustment of concessions paid to the broker-dealer or financial  institution of record for accounts held in the name of that plan.

     In determining  the total amount of purchases  made under a Letter,  shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted.  It is the  responsibility  of the dealer of record and/or the investor  to advise the  Distributor  about the Letter in placing  any  purchase orders  for the  investor  during  the  Letter  of  Intent  period.  All of such purchases must be made through the Distributor.

|_| Terms of Escrow That Apply to Letters of Intent.

1.   Out of the initial  purchase (or  subsequent  purchases if necessary)  made pursuant  to a Letter,  shares  of the Fund  equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the  Transfer  Agent.  For  example,  if the  intended  purchase  amount is
     $50,000,  the  escrow  shall be  shares  valued  in the  amount  of  $2,500
     (computed  at the offering  price  adjusted  for a $50,000  purchase).  Any dividends and capital gains  distributions  on the escrowed  shares will be credited to the investor's account.

2.   If the total  minimum  investment  specified  under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

3.   If, at the end of the  thirteen-month  Letter of  Intent  period  the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter,  the  investor  must remit to the  Distributor  an amount equal to the  difference  between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total  amount  purchased  had been made at a single  time.  That  sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the  Distributor or the dealer,  the  Distributor will, within sixty days of the expiration of the Letter,  redeem the number of escrowed  shares  necessary to realize such difference in sales charges.
     Full and fractional shares remaining after such redemption will be released from escrow.  If a request is received to redeem  escrowed  shares prior to the  payment of such  additional  sales  charge,  the sales  charge will be withheld from the Redemption proceeds.

4.   By signing the Letter,  the investor  irrevocably  constitutes and appoints the Transfer Agent as  attorney-in-fact  to surrender for redemption any or all escrowed shares.

5.   The shares  eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:

(a)  Class A shares sold with a front-end  sales  charge or subject to a Class A contingent deferred sales charge,

(b)  Class B shares of other  Oppenheimer funds acquired subject to a contingent deferred sales charge, and

(c)  Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class
     A initial or contingent  deferred sales charge or (2) Class B shares of one of the other  Oppenheimer  funds that were acquired subject to a contingent deferred sales charge.

6.   Shares held in escrow hereunder will  automatically be exchanged for shares of another  fund to which an exchange is  requested,  as  described  in the section of the Prospectus  entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans.  To establish an Asset Builder Plan to buy shares  directly from a bank  account,  you must  enclose a check  (the  minimum  is $25) for the initial purchase with your  application.  Shares purchased by Asset Builder Plan payments  from bank  accounts  are subject to the  redemption  restrictions  for recent purchases described in the Prospectus.  Asset Builder Plans are available only if your bank is an ACH member.  Asset  Builder Plans may not be used to buy shares for  OppenheimerFunds  employer-sponsored  qualified retirement accounts.
Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly  automatic  purchases of shares of up to four other Oppenheimer funds.

     If you make payments from your bank account to purchase shares of the Fund, your bank account  will be debited  automatically.  Normally,  the debit will be made two  business  days  prior to the  investment  dates you  selected  on your
Application.  Neither the Distributor,  the Transfer Agent nor the Fund shall be responsible  for any delays in purchasing  shares that result from delays in ACH transmissions.

     Before you establish Asset Builder payments, you should obtain a prospectus of the selected  fund(s) from your financial  advisor (or the  Distributor)  and request an application from the Distributor. Complete the application and return
it. You may change the amount of your Asset Builder payment or you can terminate these automatic  investments at any time by writing to the Transfer  Agent.  The
Transfer  Agent  requires a  reasonable  period  (approximately  10 days)  after receipt of your  instructions  to implement them. The Fund reserves the right to amend,  suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement  Plans.  Certain types of  Retirement  Plans are entitled to purchase shares of the Fund without  sales charge or at reduced  sales charge  rates,  as described in Appendix B to this  Statement of  Additional  Information.  Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily  valuation  basis by Merrill Lynch
Pierce  Fenner &  Smith,  Inc. or an  independent  record  keeper that has a contract or special  arrangement  with  Merrill  Lynch.  If on the date the plan sponsor signed the Merrill Lynch record keeping  service  agreement the plan has less than $3 million in assets  (other  than  assets  invested  in money  market funds) invested in applicable investments, then the retirement plan may purchase only  Class B shares of the  Oppenheimer  funds.  Any  retirement  plans in that category  that  currently  invest in Class B shares of the Fund will have  their
Class B  shares  converted  to  Class A  shares  of the  Fund  when  the  Plan's applicable investments reach $5 million.

Cancellation of Purchase Orders.  Cancellation of purchase orders for the Fund's shares (for  example,  when a purchase  check is  returned  to the Fund  unpaid)
causes a loss to be incurred  when the net asset  value of the Fund's  shares on the  cancellation  date is less than on the purchase date. That loss is equal to the amount of the  decline in the net asset  value per share  multiplied  by the number of shares in the purchase  order.  The investor is  responsible  for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the  Distributor for that amount by redeeming shares from any account  registered in that investor's  name, or the Fund or the
Distributor may seek other redress.

Classes of Shares.  Each class of shares of the Fund  represents  an interest in the same portfolio of investments of the Fund. However, each class has different shareholder  privileges and features.  The net income  attributable  to Class B,
Class C or Class N shares and the dividends payable on Class B, Class C or Class
N shares will be reduced by  incremental  expenses  borne  solely by that class.
Those expenses include the asset-based  sales charges to which Class B and Class
C are subject.

     The  availability  of  different  classes of shares  permits an investor to choose  the  method  of  purchasing  shares  that  is more  appropriate  for the investor.  That may depend on the amount of the purchase, the length of time the investor  expects to hold  shares,  and other  relevant  circumstances.  Class A shares  normally are sold  subject to an initial  sales  charge.  While Class B,
Class C and Class N shares  have no initial  sales  charge,  the  purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the  same as  that of the  initial  sales  charge  on  Class  A  shares  - to compensate the Distributor and brokers,  dealers and financial institutions that sell shares of the Fund. A salesperson  who is entitled to receive  compensation from his or her firm for selling  Fund shares may  receive  different  levels of compensation for selling one class of shares than another.

     The Distributor will not accept any order in the amount of $500,000 or more for  Class B shares  or $1  million  or more for  Class C shares  on behalf of a single investor (not including dealer "street name" or omnibus  accounts).  That is because  generally it will be more advantageous for that investor to purchase
Class A shares of the Fund.

     |_| Class B Conversion.  Under current interpretation of applicable federal tax law by the Internal  Revenue  Service,  the  conversion of Class B shares to
Class A shares  after  six  years is not  treated  as a  taxable  event  for the shareholder.  If those laws,  or the IRS  interpretation  of those laws,  should change,  the automatic  conversion  feature may be suspended.  In that event, no further conversion of Class B shares would occur while that suspension  remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder,  and absent  such  exchange,  Class B shares  might  continue to be subject to the asset-based sales charge for a longer period of time.

     |_|  Allocation of Expenses.  The Fund pays  expenses  related to its daily operations,  such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing  costs.  Those  expenses are paid out of the Fund's assets and are not paid directly by  shareholders.  However,  those expenses reduce the net asset  value of shares,  and  therefore  are  indirectly  borne by  shareholders through their investment.

     The  methodology  for  calculating  the  net  asset  value,  dividends  and distributions  of the Fund's  share  classes  recognizes  two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class,  and then  equally to each  outstanding  share  within a given  class.  Such  general expenses include  management fees, legal,  bookkeeping and audit fees,  printing and mailing costs of shareholder reports,

Prospectuses,  Statements  of  Additional  Information  and other  materials for current shareholders,  fees to unaffiliated Trustees,  custodian expenses, share issuance costs,  organization and start-up costs, interest,  taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

Other  expenses  that  are  directly  attributable  to a  particular  class  are allocated equally to each outstanding share within that class.  Examples of such expenses  include  distribution  and service  plan  (12b-1)  fees,  transfer and shareholder  servicing agent fees and expenses and shareholder  meeting expenses
(to the extent that such expenses pertain only to a specific class).

Determination  of Net Asset Values Per Share.  The net asset values per share of each class of shares of the Fund are  determined  as of the close of business of
The New  York  Stock  Exchange  on each  day that  the  Exchange  is  open.  The calculation is done by dividing the value of the Fund's net assets  attributable to a class by the  number of  shares of that  class  that are  outstanding.  The
Exchange  normally  closes at 4:00 P.M., New York time, but may close earlier on some other days (for example,  in case of weather emergencies or on days falling before a holiday).  The  Exchange's  most recent annual  announcement  (which is subject to change) states that it will close on New Year's Day, Presidents' Day,
Martin Luther King, Jr. Day, Good Friday,  Memorial Day, Independence Day, Labor
Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including  weekends and holidays) or after
4:00 P.M. on a regular  business  day.  The Fund's net asset  values will not be calculated  on  those  days  and the  values  of some  of the  Fund's  portfolio securities may change  significantly  on these days, when  shareholders  may not purchase or redeem  shares.  Additionally,  trading on European  and Asian stock exchanges and over-the-counter markets normally is completed before the close of
The New York Stock Exchange.

Changes in the values of securities  traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock  Exchange,  will not be  reflected in the Fund's  calculation  of its net asset  values  that day  unless the  Manager determines  that the event is likely to effect a material change in the value of the  security.  The  Manager  may  make  that  determination,  under  procedures established by the Board.

     |_|  Securities  Valuation.  The Fund's Board of Trustees  has  established procedures  for  the  valuation  of the  Fund's  securities.  In  general  those procedures are as follows:

     |_| Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows:

(1)  if last sale information is regularly reported, they are valued at the last reported sale price on the  principal  exchange on which they are traded or on NASDAQ, as applicable, on that day, or

(2)  if last sale  information  is not available on a valuation  date,  they are valued at the last reported sale price  preceding the valuation  date if it is  within  the  spread of the  closing  "bid"  and  "asked"  prices on the valuation  date or, if not,  at the closing  "bid"  price on the  valuation date.

|_| Equity  securities  traded on a foreign  securities  exchange  generally are valued in one of the following ways:

(1) at the last sale price  available  to the  pricing  service  approved by the
Board of Trustees, or

(2) at the last  sale  price  obtained  by the  Manager  from the  report of the principal  exchange on which the security is traded at its last trading  session on or immediately before the valuation date, or

(3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

|_|  Long-term debt securities having a remaining  maturity in excess of 60 days are  valued  based  on the  mean  between  the  "bid"  and  "asked"  prices determined by a portfolio  pricing service  approved by the Fund's Board of
     Trustees or obtained by the Manager  from two active  market  makers in the security on the basis of reasonable inquiry.

|_|  The  following  securities  are  valued at the mean  between  the "bid" and
     "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1)  debt instruments that have a maturity of more than 397 days when issued,

(2)  debt  instruments  that had a maturity  of 397 days or less when issued and have a remaining maturity of more than 60 days, and

(3)  non-money  market debt  instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

|_| The following  securities are valued at cost,  adjusted for  amortization of premiums and accretion of discounts:
(1)  money  market debt  securities  held by a non-money  market fund that had a maturity of less than 397 days when  issued that have a remaining  maturity of 60 days or less, and
(2)  debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

     |_|   Securities    (including    restricted    securities)    not   having
readily-available  market  quotations are valued at fair value  determined under the Board's  procedures.  If the  Manager is unable to locate two market  makers willing to give  quotes,  a security may be priced at the mean between the "bid"
and "asked"  prices  provided by a single  active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

     In the  case of U.S.  government  securities,  mortgage-backed  securities, corporate bonds and foreign government securities, when last sale information is not generally  available,  the Manager may use pricing services  approved by the
Board of  Trustees.  The pricing  service may use  "matrix"  comparisons  to the prices for comparable  instruments on the basis of quality,  yield and maturity.
Other  special  factors may be involved  (such as the  tax-exempt  status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing  services.  That  monitoring may include  comparing  prices used for portfolio valuation to actual sales prices of selected securities.

     The closing  prices in the London foreign  exchange  market on a particular business  day that are  provided  to the  Manager  by a bank,  dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

     Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable,  as determined by a pricing service approved by the Board of Trustees or by the Manager.  If there were no sales  that day,  they  shall be  valued  at the last sale  price on the preceding  trading  day if it is  within  the  spread of the  closing  "bid" and
"asked" prices on the principal  exchange or on Nasdaq on the valuation date. If not,  the value shall be the closing bid price on the  principal  exchange or on
Nasdaq on the  valuation  date.  If the put,  call or future is not traded on an exchange or on Nasdaq,  it shall be valued by the mean between "bid" and "asked"
prices  obtained by the Manager from two active market makers.  In certain cases that may be at the "bid" price if no "asked" price is available.

When the Fund  writes an option,  an amount  equal to the  premium  received  is included in the Fund's  Statement of Assets and Liabilities as an asset. An equivalent  credit is  included  in the  liability  section.  The credit is adjusted  ("marked-to-market")  to reflect the current  market value of the option.  In determining  the Fund's gain on  investments,  if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the  premium.  If the Fund enters into a closing  purchase transaction,  it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.  If the
     Fund exercises a put it holds,  the amount the Fund receives on its sale of the  underlying  investment is reduced by the amount of premium paid by the
     Fund.

How to Sell Shares

Information on how to sell shares of the Fund is stated in the  Prospectus.  The information  below  provides  additional  information  about the  procedures and conditions for redeeming shares.

Reinvestment  Privilege.  Within six months of a redemption,  a shareholder  may reinvest all or part of the redemption proceeds of:

|_|  Class A shares  purchased  subject  to an initial  sales  charge or Class A shares on which a contingent deferred sales charge was paid, or

|_|  Class B shares that were subject to the Class B contingent  deferred  sales charge when  redeemed.  The  reinvestment  may be made without sales charge only in Class A shares  of the Fund or any of the other  Oppenheimer  funds into which  shares of the Fund are  exchangeable  as  described  in "How to
     Exchange  Shares" below.  Reinvestment  will be at the net asset value next computed  after the Transfer  Agent receives the  reinvestment  order.  The shareholder  must ask the Transfer  Agent for that privilege at the time of reinvestment.  This  privilege does not apply to Class C or Class Y shares.
     The Fund may amend,  suspend or cease offering this reinvestment  privilege at any  time as to  shares  redeemed  after  the  date  of such  amendment, suspension or cessation.

     Any  capital  gain that was  realized  when the  shares  were  redeemed  is taxable,  and reinvestment  will not alter any capital gains tax payable on that gain.  If there has been a capital  loss on the  redemption,  some or all of the loss may not be tax  deductible,  depending  on the  timing  and  amount  of the reinvestment.  Under the Internal  Revenue Code, if the  redemption  proceeds of
Fund  shares on which a sales  charge was paid are  reinvested  in shares of the
Fund or another of the Oppenheimer  funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge  paid.  That would reduce the loss or increase the gain  recognized  from the  redemption.  However,  in that case the sales  charge  would  be  added  to the  basis  of the  shares  acquired  by the reinvestment of the redemption proceeds.

Payments "In Kind".  The Prospectus  states that payment for shares tendered for redemption is ordinarily  made in cash.  However,  the Board of Trustees of the Fund may determine  that it would be  detrimental to the best interests of the remaining  shareholders  of the Fund to make payment of a redemption order  wholly  or  partly  in  cash.  In that  case,  the  Fund may pay the redemption  proceeds  in whole or in part by a  distribution  "in  kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

The  Fund has elected to be governed by Rule 18f-1 under the Investment  Company
     Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any
     90-day period for any one shareholder.  If shares are redeemed in kind, the redeeming  shareholder  might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind  using  the same  method  the  Fund  uses to  value  its  portfolio securities  described  above under  "Determination  of Net Asset Values Per
     Share." That valuation will be made as of the time the redemption  price is determined.

     Involuntary  Redemptions.  The Fund's  Board of  Trustees  has the right to cause the  involuntary  redemption  of the  shares  held in any  account  if the aggregate  net asset  value of those  shares  is less  than $500 or such  lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an  account if the  aggregate  net asset  value of such  shares has fallen below the stated  minimum solely as a result of market  fluctuations.  If the Board exercises this right, it may also fix the  requirements for any notice to be given to the  shareholders in question (not less than 30 days).  The Board
may   alternatively  set  requirements  for  the  shareholder  to  increase  the investment,  or set other terms and  conditions  so that the shares would not be involuntarily redeemed.

     Transfers of Shares.  A transfer of shares to a different  registration  is not an event that triggers the payment of sales charges.  Therefore,  shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment,  gift or bequest, as long as it does not involve,  directly or indirectly,  a public sale of the shares. When shares  subject to a  contingent  deferred  sales  charge are  transferred,  the transferred shares will remain subject to the contingent  deferred sales charge.
It  will  be  calculated  as if the  transferee  shareholder  had  acquired  the transferred  shares in the same manner and at the same time as the  transferring shareholder.

     If less than all shares  held in an account are  transferred,  and some but not all shares in the account  would be subject to a contingent  deferred  sales charge if redeemed at the time of  transfer,  the  priorities  described  in the
Prospectus  under "How to Buy Shares" for the imposition of the Class B, Class C or Class N contingent  deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions   From  Retirement   Plans.   Requests  for   distributions   from
OppenheimerFunds-sponsored  IRAs,  403(b)(7)  custodial  plans,  401(k) plans or
pension   or   profit-sharing   plans   should   be   addressed   to   "Trustee,
OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:

(1)  state the reason for the distribution;

(2)  state  the  owner's  awareness  of tax  penalties  if the  distribution  is premature; and

(3)  conform to the  requirements  of the plan and the Fund's  other  redemption requirements.

Participants  (other than self-employed  persons) in  OppenheimerFunds-sponsored pension or profit-sharing  plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

     Distributions  from pension and profit sharing plans are subject to special requirements  under the Internal Revenue Code and certain  documents  (available from the Transfer  Agent) must be completed and submitted to the Transfer  Agent before the  distribution  may be made.  Distributions  from retirement plans are subject to  withholding  requirements  under the Internal  Revenue Code, and IRS
Form W-4P  (available from the Transfer Agent) must be submitted to the Transfer
Agent with the distribution request, or the distribution may be delayed.  Unless
the   shareholder   has  provided  the  Transfer  Agent  with  a  certified  tax identification  number,  the Internal Revenue Code requires that tax be withheld from any distribution  even if the shareholder  elects not to have tax withheld.
The Fund, the Manager, the Sub-Advisor,  the Distributor, and the Transfer Agent
assume no  responsibility  to determine  whether a  distribution  satisfies  the conditions  of  applicable  tax laws and  will  not be  responsible  for any tax penalties assessed in connection with a distribution.

     Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers  on behalf of their  customers.  Shareholders  should  contact  their broker or dealer to arrange this type of redemption.  The  repurchase  price per share will be the net asset value next computed after the  Distributor  receives an order placed by the dealer or broker.  However, if the Distributor receives a repurchase  order from a dealer or broker  after the close of The New York Stock
Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so  earlier  on  some  days.  Additionally,  the  order  must  have  been transmitted  to and received by the  Distributor  prior to its close of business that day (normally 5:00 P.M.).

     Ordinarily,  for accounts redeemed by a broker-dealer under this procedure, payment  will be made  within  three  business  days after the shares  have been redeemed upon the Distributor's  receipt of the required redemption documents in proper  form.  The  signature(s)  of the  registered  owners  on the  redemption documents must be guaranteed as described in the Prospectus.

     Automatic  Withdrawal and Exchange  Plans.  Investors  owning shares of the
Fund valued at $5,000 or more can authorize the Transfer  Agent to redeem shares
(having  a  value  of at  least  $50)  automatically  on a  monthly,  quarterly, semi-annual or annual basis under an Automatic  Withdrawal Plan.  Shares will be redeemed three business days prior to the date requested by the  shareholder for receipt of the payment.  Automatic  withdrawals of up to $1,500 per month may be requested  by  telephone  if  payments  are to be made by check  payable  to all shareholders of record.  Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.
Required minimum distributions from OppenheimerFunds-sponsored  retirement plans may not be arranged on this basis.

     Payments are normally made by check,  but shareholders  having  AccountLink privileges  (see "How To Buy Shares") may arrange to have  Automatic  Withdrawal
Plan  payments  transferred  to the  bank  account  designated  on  the  Account
Application or by signature-guaranteed  instructions sent to the Transfer Agent.
Shares are  normally  redeemed  pursuant to an Automatic  Withdrawal  Plan three business  days  before the  payment  transmittal  date you select in the Account
Application.  If a contingent  deferred sales charge applies to the  redemption, the amount of the check or payment will be reduced accordingly.

     The Fund cannot guarantee  receipt of a payment on the date requested.  The
Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice.  Because of the sales charge  assessed on Class A share purchases,  shareholders  should not make regular additional Class A share purchases while participating in an Automatic  Withdrawal Plan. Class B, Class C
and Class N shareholders should not establish  withdrawal plans,  because of the imposition of the contingent  deferred sales charge on such withdrawals  (except where the contingent  deferred sales charge is waived as described in Appendix B to this Statement of Additional Information.

     By requesting an Automatic  Withdrawal or Exchange  Plan,  the  shareholder agrees to the terms and  conditions  that apply to such plans,  as stated below.
These  provisions  may be  amended  from  time to time by the  Fund  and/or  the
Distributor.  When adopted,  any amendments will automatically apply to existing
Plans.

|X|  Automatic Exchange Plans.  Shareholders can authorize the Transfer Agent to exchange a  pre-determined  amount of shares of the Fund for shares (of the same  class)  of  other  Oppenheimer  funds  automatically  on  a  monthly, quarterly,  semi-annual  or annual basis under an Automatic  Exchange Plan.
     The minimum amount that may be exchanged to each other fund account is $25.
     Instructions  should be provided  on the  OppenheimerFunds  Application  or signature-guaranteed  instructions.  Exchanges  made under  these plans are subject to the restrictions that apply to exchanges as set forth in "How to
     Exchange  Shares"  in  the  Prospectus  and  below  in  this  Statement  of
     Additional Information.

     |X| Automatic  Withdrawal  Plans. Fund shares will be redeemed as necessary to meet  withdrawal  payments.  Shares  acquired  without a sales charge will be redeemed  first.  Shares  acquired with  reinvested  dividends and capital gains distributions  will be redeemed next,  followed by shares  acquired with a sales charge, to the extent necessary to make withdrawal payments.  Depending upon the amount withdrawn, the investor's principal may be depleted.  Payments made under these plans should not be considered as a yield or income on your investment.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan as  agent  for the  shareholder(s)  (the  "Planholder")  who  executed  the Plan authorization and application  submitted to the Transfer Agent. Neither the Fund nor the  Transfer  Agent shall incur any  liability  to the  Planholder  for any action taken or not taken by the Transfer  Agent in good faith to administer the
Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan,  but the Transfer  Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder  may be  surrendered  unendorsed to the Transfer Agent with the Plan  application so that the shares  represented by the  certificate may be held under the Plan.

     For  accounts  subject to  Automatic  Withdrawal  Plans,  distributions  of capital gains must be  reinvested  in shares of the Fund,  which will be done at net asset value without a sales charge.  Dividends on shares held in the account may be paid in cash or reinvested.

     Shares will be redeemed to make withdrawal  payments at the net asset value per share  determined on the redemption  date.  Checks or  AccountLink  payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date  selected for receipt of the payment,  according to the choice specified in writing by the Planholder.  Receipt of payment on the date selected cannot be guaranteed.

     The amount and the  interval of  disbursement  payments  and the address to which  checks  are to be mailed or  AccountLink  payments  are to be sent may be changed at any time by the  Planholder  by writing to the  Transfer  Agent.  The
Planholder should allow at least two weeks' time after mailing such notification for the requested  change to be put in effect.  The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan.  That  notice  must be in proper form in  accordance with the requirements of the then-current  Prospectus of the Fund. In that case, the Transfer  Agent will redeem the number of shares  requested at the net asset value  per  share  in  effect  and will  mail a check  for the  proceeds  to the
Planholder.

     The  Planholder may terminate a Plan at any time by writing to the Transfer
Agent.  The Fund may also give  directions to the Transfer  Agent to terminate a
Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory  to it that the  Planholder  has died or is legally  incapacitated.
Upon  termination of a Plan by the Transfer Agent or the Fund,  shares that have not  been  redeemed  will  be  held in  uncertificated  form in the  name of the
Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper  instructions  are received from the Planholder, his or her executor or guardian, or another authorized person.

     To use shares held under the Plan as collateral  for a debt, the Planholder may  request  issuance  of a portion of the shares in  certificated  form.  Upon written  request from the  Planholder,  the Transfer  Agent will  determine  the number of shares  for which a  certificate  may be issued  without  causing  the withdrawal checks to stop.  However,  should such  uncertificated  shares become exhausted, Plan withdrawals will terminate.

     If the  Transfer  Agent ceases to act as transfer  agent for the Fund,  the
Planholder will be deemed to have appointed any successor  transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus,  shares of a particular class of Oppenheimer  funds having  more than one class of shares  may be  exchanged  only for shares of the same class of other Oppenheimer  funds.  Shares of Oppenheimer funds that have a single class  without a class  designation  are deemed "Class A" shares for this purpose.  You can obtain a current list showing  which funds offer which classes by calling the Distributor at 1.800.525.7048.

o    All of the Oppenheimer funds currently offer Class A, B and C shares except
     Oppenheimer  Money  Market  Fund,  Inc.,  Centennial  Money  Market  Trust,
     Centennial Tax Exempt Trust,  Centennial  Government Trust,  Centennial New
     York  Tax  Exempt  Trust,  Centennial  California  Tax  Exempt  Trust,  and
     Centennial America Fund, L.P., which only offer Class A shares.
o    Class B,  Class C and  Class N shares  of  Oppenheimer  Cash  Reserves  are generally available only by exchange from the same class of shares of other
     Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o    Only certain  Oppenheimer  funds  currently  offer Class Y shares.  Class Y shares of  Oppenheimer  Real Asset Fund may not be exchanged  for shares of any other fund.
o    Only certain  Oppenheimer  funds currently offer Class N shares,  which are only offered to retirement  plans as described in the  Prospectus.  Class N shares can be exchanged only for Class N shares of other Oppenheimer funds.
o    Class M shares of Oppenheimer  Convertible Securities Fund may be exchanged only  for  Class A  shares  of  other  Oppenheimer  funds.  They may not be acquired by exchange of shares of any class of any other  Oppenheimer funds except Class A shares of Oppenheimer  Money Market Fund or Oppenheimer Cash
     Reserves acquired by exchange of Class M shares.
o    Class A shares of Senior  Floating  Rate Fund are not available by exchange of Class A shares  of other  Oppenheimer  funds.  Class A shares  of Senior
     Floating Rate Fund that are  exchanged for shares of the other  Oppenheimer funds may not be exchanged back for Class A shares of Senior  Floating Rate
     Fund.
o    Class X shares of Limited  Term New York  Municipal  Fund can be  exchanged only for Class B shares of other  Oppenheimer funds and no exchanges may be made to Class X shares.
o    Shares of Oppenheimer  Capital  Preservation  Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or
     Oppenheimer  Limited-Term  Government  Fund.  Only  participants in certain retirement  plans may purchase shares of Oppenheimer  Capital  Preservation
     Fund, and only those  participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.
o    Class A shares of Oppenheimer  Senior  Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of
     Oppenheimer  Cash  Reserves.  If any Class A shares of another  Oppenheimer fund that are exchanged for Class A shares of Oppenheimer  Senior  Floating
     Rate Fund are subject to the Class A  contingent  deferred  sales charge of the other Oppenheimer fund at the time of exchange,  the holding period for that Class A contingent  deferred sales charge will carry over to the Class
     A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange.
     The Class A shares of  Oppenheimer  Senior  Floating  Rate Fund acquired in that  exchange  will be subject to the Class A Early  Withdrawal  Charge of
     Oppenheimer  Senior Floating Rate Fund if they are  repurchased  before the expiration of the holding period.
o    Class A, Class B, Class C and Class Y Shares of Oppenheimer Select Managers
     Mercury  Advisors  S&P Index Fund and  Oppenheimer  Select  Managers QM
     Active  Balanced  Fund are  only  available  to  retirement  plans  and are available  only by  exchange  from  the  same  class  of  shares  of  other
     Oppenheimer funds held by retirement plans.

ClassA shares of  Oppenheimer  funds  may be  exchanged  at net asset  value for shares of any money market fund offered by the  Distributor.  Shares of any money market fund  purchased  without a sales  charge may be exchanged  for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

Shares of  Oppenheimer  Money Market Fund,  Inc.  purchased  with the redemption proceeds of shares of other mutual  funds (other than funds  managed by the
     Manager  or its  subsidiaries)  redeemed  within  the 30 days prior to that purchase  may  subsequently  be exchanged  for shares of other  Oppenheimer funds  without  being  subject to an  initial  sales  charge or  contingent deferred sales charge.  To qualify for that privilege,  the investor or the investor's  dealer  must notify the  Distributor  of  eligibility  for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased.  If  requested,  they must supply proof of  entitlement  to this privilege.

     Shares of the Fund acquired by reinvestment  of dividends or  distributions from any of the other  Oppenheimer  funds or from any unit investment  trust for which  reinvestment  arrangements  have been made  with the  Distributor  may be exchanged at net asset value for shares of any of the Oppenheimer funds.

     The Fund may amend,  suspend or  terminate  the  exchange  privilege at any time.  Although the Fund may impose these  changes at any time,  it will provide you with notice of those changes  whenever it is required to do so by applicable law. It may be required to provide 60 days notice prior to  materially  amending or  terminating  the exchange  privilege.  That 60 day notice is not required in extraordinary circumstances.

     |_| How Exchanges Affect Contingent  Deferred Sales Charges.  No contingent deferred  sales charge is imposed on exchanges of shares of any class  purchased subject to a contingent  deferred  sales  charge.  However,  when Class A shares acquired  by  exchange of Class A shares of other  Oppenheimer  funds  purchased subject to a Class A contingent  deferred  sales  charge are redeemed  within 18 months of the end of the calendar month of the initial purchase of the exchanged
Class A shares,  the Class A contingent  deferred sales charge is imposed on the redeemed  shares.  The Class B  contingent  deferred  sales charge is imposed on
Class B shares  acquired by exchange if they are redeemed  within 6 years of the initial  purchase  of the  exchanged  Class B  shares.  The  Class C  contingent deferred sales charge is imposed on Class C shares  acquired by exchange if they are redeemed  within 12 months of the initial  purchase of the exchanged Class C shares.  With respect to Class N shares,  a 1% contingent  deferred sales charge will be imposed if the retirement  plan (not including IRAs and 403(b) plans) is terminated  or Class N shares  of all  Oppenheimer  funds are  terminated  as an investment  option of the plan and Class N shares are redeemed  within 18 months after the plan's  first  purchase of Class N shares of any  Oppenheimer  fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed  within 18 months of the plan's first purchase of Class N shares of any
Oppenheimer fund.

When  Class B or  Class C  shares  are  redeemed  to  effect  an  exchange,  the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent  deferred sales charge will be followed in determining  the order in which the shares are exchanged.  Before  exchanging shares,  shareholders  should take into  account how the exchange may affect any contingent  deferred  sales  charge  that  might be  imposed  in the  subsequent redemption of remaining shares.

Shareholders  owning  shares of more than one class must specify  which class of shares they wish to exchange.

     |_| Limits on Multiple  Exchange  Orders.  The Fund  reserves  the right to reject  telephone or written  exchange  requests  submitted in bulk by anyone on behalf of more than one account.  The Fund may accept  requests for exchanges of up to 50  accounts  per day from  representatives  of  authorized  dealers  that qualify for this privilege.

     |_| Telephone  Exchange  Requests.  When exchanging shares by telephone,  a shareholder  must have an existing  account in the fund to which the exchange is to be made.  Otherwise,  the  investors  must obtain a  Prospectus  of that fund before the exchange  request may be submitted.  If all telephone  lines are busy
(which  might  occur,  for  example,   during  periods  of  substantial   market
fluctuations),  shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     |_| Processing  Exchange  Requests.  Shares to be exchanged are redeemed on the regular  business day the  Transfer  Agent  receives an exchange  request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are  purchased on the  Redemption  Date,  but such  purchases  may be delayed by either  fund up to  five  business  days  if it  determines  that  it  would  be disadvantaged  by an immediate  transfer of the  redemption  proceeds.  The Fund reserves the right, in its discretion,  to refuse any exchange  request that may disadvantage it. For example,  if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price  that  might be  disadvantageous  to the  Fund,  the Fund may  refuse  the request.

     In connection with any exchange request, the number of shares exchanged may be less than the number  requested if the exchange or the number requested would include  shares  subject  to a  restriction  cited  in the  Prospectus  or  this
Statement of Additional Information,  or would include shares covered by a share certificate  that is not  tendered  with the request.  In those cases,  only the shares  available for exchange without  restriction will be exchanged.  When you exchange  some or all of your  shares  from one  fund to  another,  any  special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do
so. However, special redemption and exchange features such as Automatic Exchange
Plans and  Automatic  Withdrawal  Plans  cannot be  switched  to an  account  in
Oppenheimer Senior Floating Rate Fund.

     The different  Oppenheimer  funds  available  for exchange  have  different investment objectives,  policies and risks. A shareholder should assure that the fund selected is  appropriate  for his or her  investment and should be aware of the tax  consequences  of an  exchange.  For  federal  income tax  purposes,  an exchange  transaction  is  treated as a  redemption  of shares of one fund and a purchase of shares of another.  "Reinvestment  Privilege," above, discusses some of the tax  consequences of  reinvestment of redemption  proceeds in such cases.
The  Fund,  the  Distributor,  and the  Transfer  Agent are  unable  to  provide investment,  tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and  Distributions.  The Fund has no fixed dividend rate and there can be no assurance as to the payment of any  dividends  or the  realization  of any capital gains.  The dividends and  distributions  paid by a class of shares will vary from time to time depending on market  conditions,  the  composition of the
Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are  calculated in the same manner,  at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are  expected to be lower than  dividends  on Class A and Class Y shares.
That is because of the effect of the asset-based  sales charge on Class B, Class
C and  Class  N  shares.  Those  dividends  will  also  differ  in  amount  as a consequence of any  difference in the net asset values of the different  classes of shares.

Dividends,   distributions  and  proceeds  of  the  redemption  of  Fund  shares represented by checks  returned to the Transfer Agent by the Postal Service as  undeliverable  will be invested in shares of  Oppenheimer  Money Market
     Fund,  Inc.  Reinvestment  will be made as promptly  as possible  after the return of such checks to the Transfer Agent, to enable the investor to earn a return on  otherwise  idle funds.  Unclaimed  accounts  may be subject to state  escheatment  laws,  and the Fund and the Transfer  Agent will not be liable to shareholders or their  representatives  for compliance with those laws in good faith.

Tax Status of the Fund's Dividends and Distributions.  The Federal tax treatment of the Fund's dividends and capital gains  distributions is briefly  highlighted in the Prospectus.

     Special  provisions of the Internal  Revenue Code govern the eligibility of
the  Fund's  dividends  for  the  dividends-received   deduction  for  corporate
shareholders.  Long-term  capital gains  distributions  are not eligible for the deduction.  The amount of  dividends  paid by the Fund that may  qualify for the deduction is limited to the aggregate  amount of qualifying  dividends  that the
Fund derives  from  portfolio  investments  that the Fund has held for a minimum period,  usually 46 days. A corporate  shareholder  will not be eligible for the deduction  on  dividends  paid on Fund shares  held for 45 days or less.  To the extent the Fund's  dividends are derived from gross income from option premiums, interest  income or  short-term  gains from the sale of  securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

     Under the Internal  Revenue Code,  by December 31 each year,  the Fund must distribute  98% of its taxable  investment  income earned from January 1 through
December  31 of that year and 98% of its  capital  gains  realized in the period from November 1 of the prior year through  October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed.  It is presently  anticipated that the Fund will meet those requirements.  However, the
Board of Trustees and the Manager might  determine in a particular  year that it would be in the best  interests  of  shareholders  for the Fund not to make such distributions  at  the  required  levels  and  to  pay  the  excise  tax  on the undistributed  amounts.  That would reduce the amount of income or capital gains available for distribution to shareholders.

     The Fund intends to qualify as a "regulated  investment  company" under the
Internal  Revenue Code  (although  it reserves  the right not to qualify).  That qualification enables the Fund to "pass through" its income and realized capital gains to  shareholders  without having to pay tax on them.  This avoids a double tax on that income and capital gains, since shareholders  normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement  account or the shareholder is otherwise  exempt from tax). If the Fund qualifies as a "regulated  investment  company" under the
Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions.  The Internal Revenue Code contains a number of complex tests relating to qualification  which the Fund might not meet in any particular year. If it did not so qualify,  the Fund would be treated for tax  purposes  as an  ordinary  corporation  and  receive no tax  deduction  for payments made to shareholders.

     If prior  distributions  made by the  Fund  must be  re-characterized  as a non-taxable  return of capital at the end of the fiscal  year as a result of the effect of the Fund's  investment  policies,  they will be  identified as such in notices sent to shareholders.

     Dividend  Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends  and/or capital gains  distributions  in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made  without  sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.  To elect this option,  the shareholder must notify the Transfer Agent in writing and must have an existing  account in the fund selected for  reinvestment.  Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account.  Dividends  and/or  distributions  from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves)
may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

     The Distributor.  The Fund's shares are sold through  dealers,  brokers and other financial  institutions that have a sales agreement with  OppenheimerFunds
Distributor,  Inc.,  a  subsidiary  of the  Manager  that  acts  as  the  Fund's
Distributor.  The Distributor also distributes  shares of the other  Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

     The Transfer Agent.  OppenheimerFunds  Services, the Fund's Transfer Agent,
is a division of the  Manager.  It is  responsible  for  maintaining  the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends  and  distributions  to  shareholders.  It  also  handles  shareholder servicing and administrative  functions.  It serves as the Transfer Agent for an annual per account  fee.  It also acts as  shareholder  servicing  agent for the other  Oppenheimer  funds.  Shareholders  should  direct  inquiries  about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

     The Custodian.  The Bank of New York is the custodian of the Fund's assets.
The custodian bank's  responsibilities  include safeguarding and controlling the
Fund's portfolio  securities and handling the delivery of such securities to and from the Fund.  It will be the  practice of the Fund to deal with the  custodian bank in a manner uninfluenced by any banking relationship the custodian bank may have with the Manager and its  affiliates.  The Fund's  cash  balances  with the custodian in excess of $100,000 are not protected by Federal deposit  insurance.
Those uninsured balances at times may be substantial.

Independent Auditors.  KPMG LLP is the independent auditor of the Fund. The firm audits  the  Fund's  financial  statements  and  performs  other  related  audit services.  KPMG LLP also acts as auditor for certain  other funds advised by the
Manager and its affiliates.

                                   Appendix A

                         S&P 500/BARRA Growth Index
                     11 Economic Sectors, 34 Industry Groups

                  Basic Materials                              Miscellaneous
                  Chemicals                                    Miscellaneous
                  Forest Products
                  Metals

                                                               Technology
                                                               Computer Hardware
                  Consumer Staples                             Computer Software
                  Food/Bev/Tobacco                             Electronics
                  Household Products
                  Food & Drug Retail

                                                        Consumer Cyclicals
                                                        Retail/Merchandise
                  Health Care                           Entertainment
                  Drugs                                 Building Materials
                  Hospital/Hospital Supply              Lodging & Restaurant
                                                        Publishing
                                                        Consumer Durables
                                                        Retail/Clothing
                  Transportation
                  Automotive
                  Transportation
                  Auto Parts                            Finance
                                                        Consumer Finance
                                                        Money Center Banks
                                                        Insurance
                  Capital Goods                         Regional Banks
                  Electric Equipment
                  Aerospace
                  Machinery
                                                         Utilities
                                                         Telephones
                                                         Electric Utilities
                  Energy                                 Gas & Water
                  Integrated Oils
                  Oil Products/Svcs

                                   Appendix B

         OppenheimerFunds Special Sales Charge Arrangements and Waivers

     In certain  cases,  the initial  sales  charge that applies to purchases of
Class A shares4 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A,  Class B or Class C shares  may be  waived.5  That is
because  of  the  economies  of  sales  efforts  realized  by   OppenheimerFunds
Distributor,  Inc.,  (referred to in this document as the "Distributor"),  or by dealers  or other  financial  institutions  that offer  those  shares to certain classes of investors.

     Not all  waivers  apply to all funds.  For  example,  waivers  relating  to
Retirement Plans do not apply to Oppenheimer  municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement  plans.
Other waivers apply only to shareholders of certain funds.

     For  the  purposes  of  some  of the  waivers  described  below  and in the
Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

(1)  plans  qualified  under Sections  401(a) or 401(k) of the Internal  Revenue
     Code,
(2)  non-qualified deferred compensation plans,
(3)  employee benefit plans6
(4)  Group Retirement Plans7
(5)  403(b)(7) custodial plan accounts
(6)  Individual  Retirement Accounts ("IRAs"),  including traditional IRAs, Roth
     IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

     The interpretation of these provisions as to the applicability of a special arrangement  or waiver in a  particular  case is in the sole  discretion  of the
Distributor or the transfer agent (referred to in this document as the "Transfer
Agent")  of  the  particular   Oppenheimer   fund.  These  waivers  and  special
arrangements  may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds,  Inc. (referred to in this document as the
"Manager").

Waivers  that apply at the time shares are  redeemed  must be  requested  by the shareholder and/or dealer in the redemption request.

     I.  Applicability  of Class A Contingent  Deferred Sales Charges in Certain
Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial
Sales Charge but May Be Subject to the Class A Contingent  Deferred Sales Charge
(unless a waiver applies).

     There is no initial  sales  charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent  deferred  sales charge if redeemed  within 18 months of the end of the calendar month of their  purchase,  as described in the
Prospectus (unless a waiver described  elsewhere in this Appendix applies to the redemption).  Additionally,  on shares  purchased  under these  waivers that are subject to the Class A contingent  deferred sales charge,  the Distributor  will pay the  applicable  concession  described  in the  Prospectus  under  "Class  A
Contingent Deferred Sales Charge."8 This waiver provision applies to:

- Purchases of Class A shares aggregating $1 million or more.

-  Purchases  of Class A shares  by a  Retirement  Plan  that was  permitted  to purchase  such shares at net asset value but  subject to a  contingent  deferred sales charge prior to March 1, 2001.

- Purchases by an OppenheimerFunds-sponsored  Rollover IRA, if the purchases are made:

(1) through a broker,  dealer,  bank or registered  investment  adviser that has made special arrangements with the Distributor for those purchases, or

(2) by a direct rollover of a distribution  from a qualified  Retirement Plan if
the  administrator  of  that  Plan  has  made  special   arrangements  with  the
Distributor for those purchases.

- Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

(1)  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith,
     Inc.  ("Merrill Lynch") on a daily valuation basis for the Retirement Plan.
     On the date the plan sponsor  signs the  record-keeping  service  agreement with  Merrill  Lynch,  the Plan must have $3  million or more of its assets invested  in (a)  mutual  funds,  other  than  those  advised or managed by
     Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service  Agreement  between  Merrill  Lynch and the  mutual  fund's principal  underwriter or distributor,  and (b) funds advised or managed by
     MLIM (the funds  described  in (a) and (b) are  referred to as  "Applicable
     Investments").

(2)  The  record  keeping  for  the  Retirement  Plan  is  performed  on a daily valuation  basis by a record  keeper whose  services  are provided  under a contract or arrangement  between the Retirement  Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping  service  agreement with
     Merrill  Lynch,  the  Plan  must  have $3  million  or  more of its  assets
     (excluding  assets  invested in money market funds)  invested in Applicable
     Investments.

(3)  The  record  keeping  for a  Retirement  Plan is  handled  under a  service agreement  with Merrill  Lynch and on the date the plan sponsor  signs that agreement,  the Plan has 500 or more eligible  employees (as  determined by the Merrill Lynch plan conversion manager).

-    Purchases by a Retirement  Plan whose record  keeper had a  cost-allocation agreement with the Transfer Agent on or before March 1, 2001.

II.      Waivers of Class A Sales Charges of Oppenheimer Funds

A.  Waivers of  Initial  and  Contingent  Deferred  Sales  Charges  for  Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any Class
A sales  charges  (and  no  concessions  are  paid  by the  Distributor  on such purchases):

-    The Manager or its affiliates.

-    Present or former  officers,  directors,  trustees and employees (and their
     "immediate  families")  of the Fund,  the Manager and its  affiliates,  and retirement  plans  established  by  them  for  their  employees.  The  term
     "immediate  family"  refers  to  one's  spouse,  children,   grandchildren,
     grandparents,  parents,  parents-in-law,  brothers and  sisters,  sons- and daughters-in-law,  a sibling's spouse, a spouse's siblings,  aunts, uncles, nieces and nephews;  relatives  by virtue of a  remarriage  (step-children, step-parents, etc.) are included.

-    Registered  management  investment  companies,   or  separate  accounts  of
     insurance companies having an agreement with the Manager or the Distributor for that purpose.

-    Dealers or brokers that have a sales  agreement  with the  Distributor,  if they  purchase  shares for their own accounts or for  retirement  plans for their employees.

-    Employees and registered  representatives (and their spouses) of dealers or brokers  described above or financial  institutions  that have entered into sales  arrangements  with such dealers or brokers (and which are identified as such to the  Distributor)  or with the  Distributor.  The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's  own account (or for the benefit of such employee's  spouse or minor children).

-    Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor  providing  specifically for the use of shares of the Fund in particular  investment  products made available to their  clients.  Those  clients may be charged a  transaction  fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

-    Investment  advisors  and  financial  planners  who  have  entered  into an agreement for this purpose with the Distributor and who charge an advisory, consulting  or other fee for their  services  and buy  shares for their own accounts or the accounts of their clients.

-    "Rabbi trusts" that buy shares for their own accounts, if the purchases are made  through a broker or agent or other  financial  intermediary  that has made special arrangements with the Distributor for those purchases.

-    Clients of  investment  advisors or financial  planners  (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase  shares  without sales charge but only if their  accounts  are  linked  to a master  account  of their  investment advisor or financial planner on the books and records of the broker,  agent or financial  intermediary with which the Distributor has made such special arrangements . Each of these  investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

-    Directors,  trustees,  officers or full-time employees of OpCap Advisors or its affiliates,  their relatives or any trust,  pension,  profit sharing or other benefit plan which beneficially owns shares for those persons.

-    Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor  must be advised of this  arrangement) and persons who are  directors  or  trustees  of the  company  or  trust  which  is the beneficial owner of such accounts.

-    A unit investment trust that has entered into an appropriate agreement with the Distributor.

-    Dealers,  brokers,  banks,  or  registered  investment  advisers  that have entered into an agreement  with the  Distributor  to sell shares to defined contribution  employee  retirement  plans for which the  dealer,  broker or investment adviser provides administration services.

-    Retirement  Plans and deferred  compensation  plans and trusts used to fund those plans  (including,  for example,  plans  qualified  or created  under sections  401(a),  401(k),  403(b) or 457 of the Internal Revenue Code), in
     each case if those  purchases  are made  through  a broker,  agent or other
     financial   intermediary  that  has  made  special  arrangements  with  the
     Distributor for those purchases.

-    A TRAC-2000  401(k) plan (sponsored by the former Quest for Value Advisors)
     whose  Class B or Class C shares  of a Former  Quest  for  Value  Fund were exchanged  for Class A shares of that  Fund due to the  termination  of the
     Class B and Class C TRAC-2000 program on November 24, 1995.

-    A qualified Retirement Plan that had agreed with the former Quest for Value
     Advisors to purchase  shares of any of the Former  Quest for Value Funds at net  asset  value,  with  such  shares  to be  held  through  DCXchange,  a sub-transfer  agency mutual fund  clearinghouse,  if that  arrangement  was consummated and share purchases commenced by December 31, 1996.

B.  Waivers  of  Initial  and  Contingent  Deferred  Sales  Charges  in  Certain
Transactions.

Class A shares issued or purchased in the following transactions are not subject to  sales  charges  (and no  concessions  are  paid by the  Distributor  on such purchases):

-    Shares  issued  in  plans  of  reorganization,   such  as  mergers,   asset
     acquisitions and exchange offers, to which the Fund is a party.

-    Shares  purchased by the  reinvestment of dividends or other  distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer
     Cash   Reserves)  or  unit   investment   trusts  for  which   reinvestment
     arrangements have been made with the Distributor.

-    Shares  purchased  through a broker-dealer  that has entered into a special agreement with the Distributor to allow the broker's  customers to purchase and pay for  shares  of  Oppenheimer  funds  using the  proceeds  of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent  deferred sales charge was paid.  This waiver also applies to shares  purchased by exchange of shares of  Oppenheimer  Money Market Fund,
     Inc. that were  purchased and paid for in this manner.  This waiver must be requested when the purchase order is placed for shares of the Fund, and the
     Distributor may require evidence of qualification for this waiver. - Shares purchased  with the proceeds of maturing  principal  units of any Qualified
     Unit Investment Liquid Trust Series. - Shares purchased by the reinvestment of loan  repayments  by a  participant  in a Retirement  Plan for which the
     Manager or an affiliate acts as sponsor.

C.  Waivers  of the  Class  A  Contingent  Deferred  Sales  Charge  for  Certain
Redemptions.

     The Class A contingent  deferred sales charge is also waived if shares that would otherwise be subject to the contingent  deferred sales charge are redeemed in the following cases:

-    To make Automatic  Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
-    Involuntary  redemptions  of  shares  by  operation  of law or  involuntary redemptions of small accounts  (please refer to "Shareholder  Account Rules and Policies," in the applicable fund Prospectus).
-    For distributions  from Retirement Plans,  deferred  compensation  plans or other employee benefit plans for any of the following purposes:

(1)  Following the death or disability (as defined in the Internal Revenue Code)
     of the participant or beneficiary. The death or disability must occur after the participant's account was established.

(2)  To return excess contributions.

(3)      To return contributions made due to a mistake of fact.

(4)      Hardship withdrawals, as defined in the plan.9

(5)  Under a Qualified  Domestic  Relations  Order,  as defined in the  Internal
     Revenue Code, or, in the case of an IRA, a divorce or separation  agreement described in Section 71(b) of the Internal Revenue Code.

(6)  To meet the minimum distribution requirements of the Internal Revenue Code.

(7)  To make  "substantially  equal  periodic  payments" as described in Section
     72(t) of the Internal Revenue Code.

(8)  For loans to participants or beneficiaries.

(9)  Separation from service.10

(10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a  subsidiary  of the Manager) if the plan has made special arrangements with the Distributor.

(11) Plan termination or "in-service  distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

-    For  distributions  from  Retirement  Plans  having  500 or  more  eligible
     employees,   except   distributions  due  to  termination  of  all  of  the
     Oppenheimer funds as an investment option under the Plan.

-    For distributions  from 401(k) plans sponsored by broker-dealers  that have entered into a special agreement with the Distributor allowing this waiver.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

     The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares  purchased in certain types of  transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B,  Class C and Class N  contingent  deferred  sales  charges  will be waived for redemptions of shares in the following cases:

-    Shares redeemed  involuntarily,  as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.

-    Redemptions  from accounts other than Retirement  Plans following the death or disability of the last surviving  shareholder,  including a trustee of a grantor  trust or revocable  living trust for which the trustee is also the sole  beneficiary.  The death or disability  must have  occurred  after the account was established,  and for disability you must provide evidence of a determination of disability by the Social Security Administration.

-    Distributions  from  accounts  for which the  broker-dealer  of record  has entered into a special agreement with the Distributor allowing this waiver.

-    Redemptions  of Class B shares held by  Retirement  Plans whose records are maintained on a daily  valuation  basis by Merrill Lynch or an  independent record keeper under a contract with Merrill Lynch.

-    Redemptions of Class C shares of  Oppenheimer  U.S.  Government  Trust from accounts of clients of  financial  institutions  that have  entered  into a special arrangement with the Distributor for this purpose.

-    Redemptions  requested in writing by a  Retirement  Plan sponsor of Class C shares of an Oppenheimer  fund in amounts of $1 million or more held by the
     Retirement  Plan for more than one year,  if the  redemption  proceeds  are invested in Class A shares of one or more Oppenheimer funds.

-    Distributions11  from Retirement  Plans or other employee benefit plans for any of the following purposes:

(1)  Following the death or disability (as defined in the Internal Revenue Code)
     of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.

(2)  To return excess contributions made to a participant's account.

(3)  To return contributions made due to a mistake of fact.

(4)  To make hardship withdrawals, as defined in the plan.12

(5)  To make  distributions  required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation  agreement  described in
     Section 71(b) of the Internal Revenue Code.

(6)  To meet the minimum distribution requirements of the Internal Revenue Code.

(7)  To make  "substantially  equal  periodic  payments" as described in Section
     72(t) of the Internal Revenue Code.

(8)  For loans to participants or beneficiaries.13

(9)  On account of the participant's separation from service.14

(10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager)  offered as an investment  option in a Retirement  Plan if the plan has made special arrangements with the Distributor.

(11) Distributions  made  on  account  of a  plan  termination  or  "in-service"
     distributions,  if the  redemption  proceeds are rolled over directly to an
     OppenheimerFunds-sponsored IRA.

(12) Distributions from Retirement Plans having 500 or more eligible  employees, except  distributions  made  because  of  the  elimination  of  all  of the
     Oppenheimer funds as an investment option under the Plan.

(13) For  distributions   from  a  participant's   account  under  an  Automatic
     Withdrawal  Plan after the  participant  reaches age 59 1/2, as long as the aggregate value of the  distributions  does not exceed 10% of the account's value, adjusted annually.

(14) Redemptions  of Class B shares  under an Automatic  Withdrawal  Plan for an account  other  than a  Retirement  Plan,  if the  aggregate  value  of the redeemed  shares  does not  exceed  10% of the  account's  value,  adjusted annually.

(15) For distributions  from 401(k) plans sponsored by broker-dealers  that have entered  into a special  arrangement  with the  Distributor  allowing  this waiver.

-    Redemptions  of  Class B  shares  or  Class C  shares  under  an  Automatic
     Withdrawal  Plan  from  an  account  other  than a  Retirement  Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The  contingent  deferred  sales  charge  is also  waived on Class B and Class C shares sold or issued in the following cases:

-    Shares sold to the Manager or its affiliates.

-    Shares  sold to  registered  management  investment  companies  or separate accounts of insurance companies having an agreement with the Manager or the
     Distributor for that purpose.

-    Shares issued in plans of reorganization to which the Fund is a party.

-    Shares sold to present or former officers, directors, trustees or employees
     (and their  "immediate  families" as defined  above in Section I.A.) of the
     Fund, the Manager and its affiliates  and retirement  plans  established by them for their employees.

IV.  Special Sales Charge  Arrangements for Shareholders of Certain  Oppenheimer
     Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent  deferred sales charge rates and waivers for Class A,
Class  B and  Class  C  shares  described  in the  Prospectus  or  Statement  of
Additional  Information of the Oppenheimer funds are modified as described below for certain  persons who were  shareholders of the former Quest for Value Funds.
To be eligible,  those persons must have been shareholders on November 24, 1995, when OppenheimerFunds,  Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

Oppenheimer Quest Value Fund, Inc.
Oppenheimer Small Cap Value Fund
Oppenheimer Quest Balanced Value Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Opportunity Value Fund

     These  arrangements  also apply to shareholders of the following funds when they merged (were  reorganized)  into various  Oppenheimer funds on November 24,
1995:

  Quest for Value U.S. Government Income Fund
Quest for Value New York Tax-Exempt Fund
  Quest for Value Investment Quality Income Fund
Quest for Value National Tax-Exempt Fund
  Quest for Value Global Income Fund
Quest for Value California Tax-Exempt Fund

     All of the funds  listed  above are  referred  to in this  Appendix  as the
"Former Quest for Value Funds." The waivers of initial and  contingent  deferred sales charges  described in this Appendix apply to shares of an Oppenheimer fund that are either:

-    acquired  by such  shareholder  pursuant  to an  exchange  of  shares of an
     Oppenheimer fund that was one of the Former Quest for Value Funds, or

-    purchased by such shareholder by exchange of shares of another  Oppenheimer fund that were  acquired  pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

-    - Reduced Class A Initial  Sales Charge Rates for Certain  Former Quest for
     Value Funds Shareholders.

     Purchases by Groups and  Associations.  The following  table sets forth the initial  sales  charge  rates  for  Class  A  shares  purchased  by  members  of
"Associations" formed for any purpose other than the purchase of securities. The rates in the  table  apply if that  Association  purchased  shares of any of the
Former Quest for Value Funds or received a proposal to purchase such shares from
OCC Distributors prior to November 24, 1995.

------------------------------ ---------------------------- --------------------
Number of           Initial Sales        Initial Sales Charge     Concession
Eligible Employees  Charge as a %        as a % of Net              as % of
or Members          of Offering Price    Amount Invested          Offering Price
------------------------------ ---------------------------- --------------------
------------------------------ ---------------------------- --------------------
9 or Fewer         2.50%                    2.56%                        2.00%
------------------------------ ---------------------------- --------------------
------------------------------ ---------------------------- --------------------
At  least  10  but  not  more  2.00%        2.04%                        1.60%
than 49
------------------------------ ---------------------------- --------------------

     For  purchases  by  Associations  having 50 or more  eligible  employees or members,  there is no initial  sales charge on purchases of Class A shares,  but those  shares  are  subject  to the Class A  contingent  deferred  sales  charge described in the applicable fund's Prospectus.

     Purchases made under this  arrangement  qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation  described in the applicable  fund's  Prospectus  and Statement of Additional  Information.
Individuals who qualify under this arrangement for reduced sales charge rates as members  of  Associations  also may  purchase  shares  for their  individual  or custodial  accounts at these  reduced  sales charge  rates,  upon request to the
Distributor.

-    - Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

-    Shareholders  who were  shareholders of the AMA Family of Funds on February
     28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

-    Shareholders  who  acquired  shares of any  Former  Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

-    -  Waiver  of  Class  A  Contingent   Deferred   Sales  Charge  in  Certain
     Transactions.  The Class A contingent  deferred sales charge will not apply to redemptions of Class A shares  purchased by the following  investors who were shareholders of any Former Quest for Value Fund:

     Investors  who  purchased  Class A shares  from a dealer that is or was not permitted  to receive a sales load or  redemption  fee imposed on a  shareholder with  whom  that  dealer  has  a  fiduciary  relationship,  under  the  Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

-    - Waivers for  Redemptions of Shares  Purchased  Prior to March 6, 1995. In
     the following  cases,  the contingent  deferred sales charge will be waived for  redemptions  of Class A,  Class B or Class C shares of an  Oppenheimer fund.  The shares must have been  acquired by the merger of a Former  Quest for Value Fund into the fund or by exchange from an  Oppenheimer  fund that was a Former  Quest for Value Fund or into which  such fund  merged.  Those shares must have been purchased prior to March 6, 1995 in connection with:

-    withdrawals under an automatic  withdrawal plan holding only either Class B or Class C shares  if the  annual  withdrawal  does not  exceed  10% of the initial value of the account value, adjusted annually, and

-    liquidation of a shareholder's  account if the aggregate net asset value of shares held in the account is less than the required  minimum value of such accounts.

-    - Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but
     Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for  redemptions of Class A, Class B or Class C shares of an  Oppenheimer  fund.  The shares must have been acquired by the merger of a Former  Quest for Value Fund into the fund or by exchange  from an  Oppenheimer  fund that was a Former  Quest For Value Fund or into which such  Former  Quest for Value  Fund  merged.  Those  shares  must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

-    redemptions  following the death or disability  of the  shareholder(s)  (as evidenced  by a  determination  of  total  disability  by the  U.S.  Social
     Security Administration);

-    withdrawals  under an  automatic  withdrawal  plan (but only for Class B or
     Class C shares)  where the  annual  withdrawals  do not  exceed  10% of the initial value of the account value; adjusted annually, and

-    liquidation of a shareholder's  account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

     A shareholder's  account will be credited with the amount of any contingent deferred  sales charge paid on the redemption of any Class A, Class B or Class C shares of the  Oppenheimer  fund  described  in this section if the proceeds are invested  in the same Class of shares in that fund or another  Oppenheimer  fund within 90 days after redemption.

     V.  Special  Sales  Charge   Arrangements   for   Shareholders  of  Certain
Oppenheimer  Funds  Who  Were  Shareholders  of  Connecticut  Mutual  Investment
Accounts, Inc.

     The initial and contingent deferred sale charge rates and waivers for Class
A and Class B shares  described in the respective  Prospectus (or this Appendix)
of the  following  Oppenheimer  funds  (each is  referred to as a "Fund" in this section):

Oppenheimer U. S. Government Trust,
Oppenheimer Bond Fund,
Oppenheimer Value Fund and
Oppenheimer Disciplined Allocation Fund

are  modified  as  described  below  for  those  Fund   shareholders   who  were
shareholders  of the  following  funds  (referred to as the "Former  Connecticut
Mutual  Funds")  on  March 1,  1996,  when  OppenheimerFunds,  Inc.  became  the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account
 Connecticut Mutual Total Return Account
Connecticut Mutual Government Securities Account
CMIA LifeSpan Capital Appreciation Account
Connecticut Mutual Income Account
CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account
CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

-    Class A Contingent  Deferred Sales Charge.  Certain  shareholders of a Fund and the other Former  Connecticut  Mutual Funds are entitled to continue to make  additional  purchases of Class A shares at net asset value  without a
     Class A  initial  sales  charge,  but  subject  to the  Class A  contingent deferred  sales  charge  that was in effect  prior to March  18,  1996 (the
     "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are  redeemed  within  one year of  purchase,  they will be  assessed  a 1%
     contingent  deferred  sales charge on an amount equal to the current market value or the  original  purchase  price of the shares  sold,  whichever  is smaller (in such  redemptions,  any shares not subject to the prior Class A
     CDSC will be redeemed first).

Those shareholders who are eligible for the prior Class A CDSC are:

(1)  persons  whose  purchases  of Class A shares  of a Fund  and  other  Former
     Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct  purchases  or  purchases  pursuant  to the  Fund's  policies  on
     Combined  Purchases or Rights of Accumulation,  who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

(2)  persons whose  intended  purchases  under a Statement of Intention  entered into prior to March 18, 1996,  with the former  general  distributor of the
     Former  Connecticut  Mutual Funds to purchase  shares valued at $500,000 or more over a 13-month  period  entitled those persons to purchase  shares at net asset value without being subject to the Class A initial sales charge.

     Any of the Class A shares of a Fund and the other Former Connecticut Mutual
Funds that were  purchased  at net asset value prior to March 18,  1996,  remain subject to the prior Class A CDSC, or if any additional  shares are purchased by those  shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

-    Class A Sales Charge  Waivers.  Additional  Class A shares of a Fund may be purchased  without a sales charge,  by a person who was in one (or more) of the  categories  below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

     (1)  any purchaser,  provided the total initial amount invested in the Fund or any one or more of the  Former  Connecticut  Mutual  Funds  totaled
          $500,000 or more, including  investments made pursuant to the Combined
          Purchases,  Statement of Intention and Rights of Accumulation features available at the time of the initial  purchase and such  investment is still held in one or more of the Former  Connecticut Mutual Funds or a
          Fund into which such Fund merged;

     (2)  any participant in a qualified  plan,  provided that the total initial amount  invested  by the  plan  in the  Fund or any one or more of the
          Former Connecticut Mutual Funds totaled $500,000 or more;

     (3)  Directors  of the  Fund or any one or more of the  Former  Connecticut
          Mutual Funds and members of their immediate families;

     (4)  employee  benefit  plans  sponsored by  Connecticut  Mutual  Financial
          Services,  L.L.C.  ("CMFS"),  the  prior  distributor  of  the  Former
          Connecticut Mutual Funds, and its affiliated companies;

     (5)  one or more members of a group of at least 1,000  persons (and persons who are  retirees  from  such  group)  engaged  in a common  business, profession,  civic or charitable  endeavor or other activity,  and the spouses and minor  dependent  children of such persons,  pursuant to a marketing program between CMFS and such group; and
     (6)  an  institution  acting as a fiduciary on behalf of an  individual  or individuals,  if such  institution  was  directly  compensated  by the individual(s)  for recommending the purchase of the shares of the Fund or any one or more of the Former  Connecticut  Mutual Funds,  provided the institution had an agreement with CMFS.

     Purchases  of Class A shares  made  pursuant  to (1) and (2)  above  may be subject to the Class A CDSC of the Former  Connecticut  Mutual  Funds  described above.

     Additionally,  Class A shares  of a Fund may be  purchased  without a sales charge by any holder of a variable  annuity contract issued in New York State by
Connecticut  Mutual Life Insurance Company through the Panorama Separate Account which is beyond the  applicable  surrender  charge  period and which was used to fund a qualified plan, if that holder  exchanges the variable  annuity  contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

     In  addition  to the  waivers  set  forth  in the  Prospectus  and in  this
Appendix,  above,  the  contingent  deferred  sales  charge  will be waived  for redemptions  of Class A and Class B shares of a Fund and exchanges of Class A or
Class B shares of a Fund into Class A or Class B shares of a Former  Connecticut
Mutual  Fund  provided  that the  Class A or  Class B  shares  of the Fund to be redeemed or  exchanged  were (i)  acquired  prior to March 18, 1996 or (ii) were acquired  by exchange  from an  Oppenheimer  fund that was a Former  Connecticut
Mutual Fund.  Additionally,  the shares of such Former  Connecticut  Mutual Fund must have been purchased prior to March 18, 1996:

     (1)  by the estate of a deceased shareholder;

     (2)  upon the disability of a shareholder,  as defined in Section  72(m)(7)
          of the Internal Revenue Code;

     (3)  for   retirement   distributions   (or  loans)  to   participants   or
          beneficiaries from retirement plans qualified under Sections 401(a) or
          403(b)(7)of  the  Code,  or from  IRAs,  deferred  compensation  plans created  under  Section  457 of the Code,  or other  employee  benefit plans;

     (4)  as tax-free  returns of excess  contributions  to such  retirement  or employee benefit plans;

     (5)  in whole or in part,  in  connection  with  shares  sold to any state, county, or city, or any  instrumentality,  department,  authority,  or agency thereof,  that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

     (6)  in  connection  with the  redemption  of  shares  of the Fund due to a combination  with  another  investment  company by virtue of a merger, acquisition or similar reorganization transaction;

     (7)  in  connection  with the  Fund's  right  to  involuntarily  redeem  or liquidate the Fund;

     (8)  in connection with automatic redemptions of Class A shares and Class B shares in certain  retirement  plan accounts  pursuant to an Automatic
          Withdrawal  Plan but limited to no more than 12% of the original value annually; or

     (9)  as  involuntary  redemptions  of shares by  operation of law, or under procedures set forth in the Fund's  Articles of  Incorporation,  or as adopted by the Board of Directors of the Fund.

VI.  Special  Reduced Sales Charge for Former  Shareholders  of Advance  America
Funds, Inc.

     Shareholders  of  Oppenheimer   Municipal  Bond  Fund,   Oppenheimer   U.S.
Government  Trust,  Oppenheimer  Strategic  Income Fund and Oppenheimer  Capital
Income Fund who  acquired  (and still hold) shares of those funds as a result of the  reorganization  of  series  of  Advance  America  Funds,  Inc.  into  those
Oppenheimer  funds on October 18, 1991,  and who held shares of Advance  America
Funds,  Inc.  on March 30,  1990,  may  purchase  Class A shares  of those  four
Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII.  Sales  Charge  Waivers  on  Purchases  of  Class M Shares  of  Oppenheimer
Convertible Securities Fund

     Oppenheimer  Convertible Securities Fund (referred to as the "Fund" in this section)  may sell Class M shares at net asset value  without any initial  sales charge to the classes of investors  listed  below who,  prior to March 11, 1996, owned shares of the Fund's  then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

     -    the Manager and its affiliates,

     -    present or former  officers,  directors,  trustees and employees  (and their  "immediate  families"  as defined in the  Fund's  Statement  of
          Additional  Information)  of the Fund, the Manager and its affiliates, and  retirement  plans  established  by them or the  prior  investment advisor of the Fund for their employees,

     -    registered  management  investment  companies or separate  accounts of insurance  companies  that  had an  agreement  with the  Fund's  prior investment advisor or distributor for that purpose,

     -    dealers or brokers that have a sales  agreement with the  Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
     -    employees  and  registered  representatives  (and  their  spouses)  of dealers or brokers  described  in the  preceding  section or financial institutions  that have  entered  into sales  arrangements  with those
          dealers  or  brokers  (and  whose   identity  is  made  known  to  the
          Distributor)  or with  the  Distributor,  but  only  if the  purchaser certifies  to the  Distributor  at  the  time  of  purchase  that  the purchaser meets these qualifications,
     -    dealers,  brokers, or registered  investment advisors that had entered into an agreement with the Distributor or the prior distributor of the
          Fund specifically  providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
     -    dealers,  brokers or registered  investment  advisors that had entered into an agreement  with the  Distributor  or prior  distributor of the
          Fund's  shares  to  sell  shares  to  defined  contribution   employee
          retirement plans for which the dealer,  broker, or investment  advisor provides administrative services.

Oppenheimer Trinity Growth FundSM

Internet Web Site:
         WWW.OPPENHEIMERFUNDS.COM
         ------------------------

Investment Advisor
         OppenheimerFunds, Inc.
         Two World Trade Center
         New York, New York 10048-0203

Sub-Advisor
         Trinity Investment Management Corporation
         301 North Spring Street
         Bellefonte, Pennsylvania 16823

Distributor
         OppenheimerFunds Distributor, Inc.
         Two World Trade Center
         New York, New York 10048-0203

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1-800-525-7048

Custodian Bank
         The Bank of New York
         One Wall Street
         New York, New York 10015

Independent Auditors
         KPMG LLP
         707 Seventeenth Street
         Denver, Colorado 80202

Legal Counsel
         Mayer, Brown & Platt
         1675 Broadway
         New York, New York 10019
890
PX0341.0301

                         OPPENHEIMER TRINITY GROWTH FUND
                      Supplement dated March 1, 2001 to the
                        Prospectus dated January 22, 2001

The Prospectus is changed as follows:

1.    The Prospectus supplement dated January 22, 2001 is withdrawn.

2.    The following  sentence is added before the sentence "Non  retirement plan investors  cannot buy Class N shares  directly" in the paragraph "Class N Shares" under the heading "What Classes of Shares Does the Fund Offer?" on page 14:

      Class N shares also are offered to rollover IRAs  sponsored by the Manager that purchase  Class N shares with the proceeds from a distribution from a qualified retirement plan or 403(b) plan sponsored by the Manager.

3.    The Prospectus is changed by adding the following after "How Can You Reduce Class A Sales Charges?" on page 18:

      Purchases  by Certain  Retirement  Plans.  There is no initial  sales  charge on  purchases  of Class A shares of any one or more
      Oppenheimer  funds by  retirement  plans  that have $10  million  or more in plan  assets  and that have  entered  into a special agreement with the Distributor.  The Distributor  pays dealers of record  concessions in an amount equal to 0.25% of purchases by those  retirement  plans.  That concession will not be paid on purchases of shares by a retirement plan made with the proceeds of the redemption of Class N shares of one or more Oppenheimer funds held by the plan for more than eighteen (18) months.

4.       The following  sentence is added before the sentence "Non  retirement  plan investors  cannot buy Class N shares  directly" in the first paragraph under the heading "How Can You Buy Class N Shares?" on page 19:

      Class N shares also are offered to rollover IRAs  sponsored by the Manager that purchase  Class N shares with the proceeds from a distribution from a qualified retirement plan or 403(b) plan sponsored by the Manager.

March 1, 2001                                                                                   PS0341.006

Oppenheimer
Trinity Growth FundSM

Prospectus dated January 22, 2001

                                                             Oppenheimer  Trinity  Growth  FundSM is a mutual  fund that seeks  capital appreciation.  The Fund  invests in stocks  that are  included  in the S&P
                                                             500/BARRA Growth Index.

                                                                       This Prospectus contains important  information about the Fund's objective,  its  investment  policies,  strategies  and  risks.  It  also contains  important  information  about how to buy and sell shares of the
                                                              Fund and other account  features.  Please read this Prospectus  carefully before you invest and keep it for future reference about your account.

As with all mutual funds,  the Securities and Exchange  Commission has not approved or disapproved  the Fund's  securities nor has it determined that this  Prospectus  is accurate  or  complete.  It is a criminal  offense to represent otherwise.

Contents

---------------------------------------------------------------------------------------------------------------------------------------
                  About The Fund

                  The Fund's Investment Objective and Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed

                  About Your Account
---------------------------------------------------------------------------------------------------------------------------------------

                  How to Buy Shares
                  Class A Shares
                  Class B Shares
                  Class C Shares
                  Class N Shares
                  Class Y Shares

                  Special Investor Services
                  AccountLink
                  PhoneLink
                  OppenheimerFunds Internet Web Site

                  How to Sell Shares
                  By Mail
                  By Telephone

                  How to Exchange Shares

                  Shareholder Account Rules and Policies

                  Dividends, Capital Gains and Taxes

                  Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund's investment objective is to seek capital appreciation.

WHAT DOES THE FUND MAINLY INVEST IN? The Fund invests in common stocks that are included in the S&P  500/BARRA  Growth Index,  a subset of stocks  included in the Standard & Poor's  Composite  Index of 500 Stocks  ("S&P 500 Index").  The Fund does not expect to invest in all of the stocks included in the S&P 500/BARRA Growth Index at the same time, and the Fund's  investments in particular  stocks may be allocated in amounts that vary from the  proportional  weightings of those stocks in the S&P 500/BARRA  Growth  Index.  Therefore,  the
Fund is not an "index" fund.

HOW DOES THE SUB-ADVISOR DECIDE WHAT SECURITIES TO BUY OR SELL? The Fund's investment  Manager,  OppenheimerFunds,  Inc., has engaged a
Sub-Advisor,  Trinity Investment Management Corporation,  to select the securities for the Fund's portfolio.  The Sub-Advisor primarily uses  growth-oriented  investment  analyses to determine  which stocks to buy and sell on behalf of the Fund,  focusing on those stocks that appear to have appreciation potential.

         The Fund's  Sub-Advisor  generally  adheres to the following  systematic,  disciplined  investment  process.  While the Fund's investment process and its implementation may vary in particular cases, the process includes the following strategies:

o        The  Sub-Advisor  considers  stocks  that are  included  in the S&P  500/BARRA  Growth  Index as  investments  for the  Fund's portfolio.  Under  normal  circumstances,  at least 80% of the Fund's  assets will be invested in stocks  included in the index.
o        The  Sub-Advisor  uses  proprietary  quantitative  valuation  models  incorporating  data  derived from  qualitative  research fundamental to identify stocks within the index that it considers to have appreciation  potential.  Individual stocks are selected for the Fund's portfolio using a ranking process based on those valuation models.
o        Seeking to reduce the Fund's  overall  risk,  the  Sub-Advisor  diversifies  the Fund's  portfolio  by  allocating  the Fund's investments among industries within the S&P 500/BARRA Growth Index.

         The investment process is more fully described under "About the Fund's Investments," below.

WHO IS THE FUND DESIGNED FOR? The Fund is designed  primarily for investors  seeking  capital growth in their  investment over the long term.  Investors should be willing to assume the risks of short-term share price  fluctuations that are typical for a fund investing in stocks. The Fund is not designed for investors requiring current income. Because of its focus on long-term  appreciation,  the Fund may be appropriate for a portion of a retirement plan investment.  The Fund is not a complete investment program.

Main Risks of Investing in the Fund

         All  investments  have risks to some  degree.  The Fund's  investments  are subject to changes in their value from a number of factors  described  below.  There is also the risk that poor security  selection by the Sub-Advisor will cause the Fund to underperform other funds having a similar objective.

RISKS OF INVESTING IN STOCKS.  Stocks  fluctuate in price,  and their  short-term  volatility  at times may be great.  Because the Fund focuses its  investments in stocks,  the value of the Fund's  portfolio  will be affected by changes in the stock markets.  This market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change.

         A variety of factors can affect the price of a particular  stock and the prices of  individual  stocks do not move in the same direction uniformly or at the same time. Because the Fund limits its stock investments to stocks traded on U.S.  exchanges,  the Fund's net asset value per share will be affected primarily by changes in U.S. stock markets.

         Additionally,  stocks of issuers in a particular  industry may be affected by changes in economic  conditions that affect that industry more than others, or by changes in government  regulations,  availability of basic resources or supplies, or other events. The
Fund does not  concentrate  25% or more of its  assets in any one  industry,  and the  portfolio  management  team  seeks to reduce the effects of industry risks by diversifying  the Fund's  investments  among 34 industry groups defined by the Sub-Advisor  within the S&P
500/BARRA Growth Index.  However,  there is no assurance that this  diversification  strategy will reduce  fluctuations in the value of the Fund's shares related to events affecting the stocks of issuers in a particular industry.

         Other factors can affect a particular  stock's price,  such as poor earnings  reports by the issuer,  loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer.

HOW RISKY IS THE FUND  OVERALL?  These  risks  collectively  form the risk  profile  of the Fund and can affect the value of the Fund's investments,  its investment performance and prices per share.  Particular investments and investment strategies also have risks. These risks mean that you can lose money by  investing  in the Fund.  When you redeem your  shares,  they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

         The Fund focuses its  investments in stocks for long-term  growth,  however,  in the short term,  stocks can be volatile.  The price of the Fund's shares can go up and down  substantially.  The Fund  generally  does not use  income-oriented  investments  to help cushion the Fund's total  return from  changes in stock  prices,  except for  temporary  defensive  purposes.  In the  OppenheimerFunds spectrum,  the Fund is generally more  conservative  than aggressive  growth stock funds, but more aggressive than funds that invest in stocks and bonds.

---------------------------------------------------------------------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal  Deposit  Insurance  Corporation or any other government agency.
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The Fund's Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance
(for its Class A shares) from year to year for the first full calendar year since the Fund's inception and by showing how the average annual total returns of the Fund's shares compare to those of two broad-based market indexes.  The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Return (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.
During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 15.06% (4th Q'99) and the lowest return (not annualized) for a calendar quarter was -19.29% (4th Q'00).

Average Annual Total Returns
for the periods ended December 31, 2000                  Past 1 Year        Life of Class
------------------------------------------------------ ---------------- ----------------------
------------------------------------------------------ ---------------- ----------------------
Class A Shares (inception 9/1/99)                          -27-66%             -14.43%
------------------------------------------------------ ---------------- ----------------------
------------------------------------------------------ ---------------- ----------------------
S&P Barra Growth (from 8/31/99)                            22-08%              -6.28%
------------------------------------------------------ ---------------- ----------------------
------------------------------------------------------ ---------------- ----------------------
Class B Shares (inception 9/1/99)                          -27.80%             -13.99%
------------------------------------------------------ ---------------- ----------------------
------------------------------------------------------ ---------------- ----------------------
Class C Shares (inception 9/1/99)                          -24.69%             -11.32%
------------------------------------------------------ ---------------- ----------------------
------------------------------------------------------ ---------------- ----------------------
Class Y Shares (inception 9/1/99)                          -23.20%             -10.38%
------------------------------------------------------

The Fund's average annual total returns include the applicable sales charge: for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charges of 5% (1-year) and for Class C, the 1% contingent deferred sales charge for the 1-year period.
The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance of Class A shares is compared to the S&P 500/BARRA Growth
Index, an unmanaged index of equity securities. The index performance reflects the reinvestment of dividends but does not consider the effects of capital gains or transaction costs, and the Fund also invests  in debt securities, which are not included in the index. Because Class N shares were not offered for sale during the periods shown, no performance information is included in the table above for Class N shares.

Fees and Expenses of the Fund

         The Fund pays a variety of expenses  directly for  management of its assets,  administration,  distribution  of its shares and other  services.  Those  expenses  are  subtracted  from the Fund's  assets to  calculate  the Fund's  net asset  value per share.  All shareholders  therefore pay those expenses  indirectly.  Shareholders  pay other expenses  directly,  such as sales charges and account transaction  charges.  The  following  tables are meant to help you  understand  the fees and  expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's  expenses  during its fiscal period ended July 31, 2000,  except that the numbers for Class N shares,  which is a new class, are based on the Fund's anticipated  expenses for Class N shares during the upcoming year.

Shareholder Fees (charges paid directly from your investment):

--------------------------------------- ------------ ------------- ------------ -------------- -------------
                                          Class A      Class B       Class C       Class N       Class Y
                                          Shares        Shares       Shares        Shares         Shares
--------------------------------------- ------------ ------------- ------------ -------------- -------------
--------------------------------------- ------------ ------------- ------------ -------------- -------------
Maximum Sales Charge (Load)                5.75%         None         None                         None
on purchases                                                                        None
(as % of offering price)
--------------------------------------- ------------ ------------- ------------ -------------- -------------
--------------------------------------- ------------ ------------- ------------ -------------- -------------
Maximum Deferred Sales                     None1         5%2           1%3                         None
Charge (Load) (as % of the                                                           1%4
lower of the original offering
price or redemption proceeds)
--------------------------------------- ------------ ------------- ------------ -------------- -------------

1.       A contingent  deferred  sales charge may apply to  redemptions  of  investments of $1 million or more ($500,000 for retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2.       Applies to redemptions in first year after  purchase.  The contingent  deferred sales charge  declines to 1% in the sixth year and is eliminated after that.
3.       Applies to shares redeemed within 12 months of purchase.
4.       Applies to shares redeemed within 18 months of retirement plan's first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

---------------------------------------- ------------ ------------- ------------- ------------ ------------
                                           Class A      Class B       Class C       Class N      Class Y
                                           Shares        Shares        Shares       Shares       Shares
---------------------------------------- ------------ ------------- ------------- ------------ ------------
---------------------------------------- ------------ ------------- ------------- ------------ ------------
Management Fees                             0.75%        0.75%         0.75%         0.75%        0.75%
---------------------------------------- ------------ ------------- ------------- ------------ ------------
---------------------------------------- ------------ ------------- ------------- ------------ ------------
Distribution and/or Service                 0.12%        1.00%         1.00%                       N/A
(12b-1) Fees                                                                         0.50%
---------------------------------------- ------------ ------------- ------------- ------------ ------------
---------------------------------------- ------------ ------------- ------------- ------------ ------------
Other Expenses                              0.63%        0.62%         0.62%         0.63%        0.63%
---------------------------------------- ------------ ------------- ------------- ------------ ------------
---------------------------------------- ------------ ------------- ------------- ------------ ------------
Total Annual Operating Expenses             1.50%        2.37%         2.37%         1.88%        1.38%
---------------------------------------- ------------ ------------- ------------- ------------ ------------

Expenses may vary in future years.  "Other  expenses"  include  transfer agent fees,  custodial fees, and accounting and legal expenses that the Fund pays.  Class N shares  were not offered for sale during the Fund's  last  fiscal  year.  The  expenses  above for Class N shares are based on the expected expenses for that class of shares for the current fiscal year.

EXAMPLES.  The  following  examples  are  intended to help you compare the cost of  investing in the Fund with the cost of investing in other mutual funds.  The examples  assume that you invest  $10,000 in a class of shares of the Fund for the time periods  indicated and reinvest your dividends and distributions.

         The first example  assumes that you redeem all of your shares at the end of those  periods.  The second  example  assumes that you keep your  shares.  Both  examples  also assume  that your  investment  has a 5% return  each year and that the  class's  operating expenses remain the same.  Your actual costs may be higher or lower because  expenses will vary over time.  Based on these  assumptions your expenses would be as follows:

  -------------------------------- ------------------ -------------------- ----------------------- --------------------

  If shares are redeemed:               1 Year              3 Years               5 Years              10 Years 1
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  Class A Shares                         $719               $1,022                 $1,346                $2,263
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  Class B Shares                         $740               $1,039                 $1,465                $2,291
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  Class C Shares                         $340                $ 739                 $1,265                $2,706
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  Class N Shares                         $291                $591                  $1,016                $2,201
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  Class Y Shares                         $141                $ 437                 $ 755                 $1,657
  -------------------------------- ------------------ -------------------- ----------------------- --------------------

  -------------------------------- ------------------ -------------------- ----------------------- --------------------

  If shares are not redeemed:           1 Year              3 Years               5 Years              10 Years 1
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  Class A Shares                         $719               $1,022                 $1,346                $2,263
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  Class B Shares                         $240                $ 739                 $1,265                $2,291
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  Class C Shares                         $240                $ 739                 $1,265                $2,706
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  Class N Shares                         $191                $591                  $1,016                $2,201
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  -------------------------------- ------------------ -------------------- ----------------------- --------------------
  Class Y Shares                         $141                $ 437                 $ 755                 $1,657
  -------------------------------- ------------------ -------------------- ----------------------- --------------------

In the first example,  expenses  include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred  sales  charges.  In the second  example,  the Class A expenses  include  the sales  charge,  but Class B, Class C and Class N expenses do not include contingent deferred sales charges.
1 Class B expenses for years 7 through 10 are based on Class A expenses,  since Class B shares automatically  convert to Class A shares after 6 years.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT  POLICIES.  The Fund purchases only stocks that are included in the S&P 500/BARRA Growth Index. In rare instances, the Fund may temporarily hold stocks that are removed from the S&P 500/BARRA Growth Index or even the S&P 500 Index.

S&P 500 Index.  The S&P 500 Index is an  unmanaged  index of equity  securities  that is a  broad-based  measure of changes in domestic stock market  conditions based on the average  performance of 500 widely held stocks.  Standard & Poor's  Corporation  selects the  stocks  included  in the index and  determines  their  relative  weightings  within  the  index.  The index is  generally considered a "large cap" index. The  Sub-Advisor's  research  capabilities  cover  approximately 98% of the stocks included in the S&P 500 Index.

S&P 500/BARRA  Growth  Index.  The S&P 500/BARRA  Growth Index is a subset of stocks  included in the S&P 500 Index.  The S&P 500/BARRA
         Growth  Index is  constructed  by dividing  the stocks in the S&P 500 Index  according  to a single  attribute:  book-to-price ratio.  The S&P 500/BARRA  Growth Index contains  stocks with lower  book-to-price  ratios.  Stocks with higher  book-to-price ratios  are  contained  in the S&P  500/BARRA  Value  Index.  Each  stock in the S&P 500 Index is  assigned  to either the S&P
         500/BARRA Value Index or the S&P 500/BARRA Growth Index so that the two indices together comprise the S&P 500 Index.

         Stocks included in the S&P 500/BARRA Growth Index are generally considered to be those with the best relative short-term appreciation potential among the stocks included in the S&P 500 Index. Stocks included in the S&P 500/BARRA Value Index are generally considered to be currently undervalued by the market and therefore thought to provide an opportunity for long-term potential returns.

Investment  Process.  In selecting stocks for the Fund's portfolio,  the Sub-Advisor  follows a three-step process intended to identify the stocks within the S&P 500/BARRA Growth Index that have the greatest appreciation potential.

         The Sub-Advisor  first divides the S&P 500/BARRA  Growth Index into 11 broad economic sectors it has defined (see the chart on next page).  Second,  each day the New York Stock Exchange is open for trading,  the  Sub-Advisor  ranks the stocks in each of the 11 economic sectors of the index according to their growth potential.

         The  Sub-Advisor  ranks each of the stocks in the 11 economic  sectors using  quantitative  models based upon the factors that have historically  affected the prices for stocks included in each sector.  To identify these growth factors,  the Sub-Advisor uses a proprietary  research library that includes a database of historical  stock prices and fundamental  information such as earnings, dividend yields, and other relevant financial information.

         The stocks with the greatest growth potential or the most attractive stocks, as identified by the Sub-Advisor's models are assigned a ranking of 1 (the highest ranking). The stocks with the least amount of growth potential, as identified by the
         Sub-Advisor's growth models, are assigned a ranking of 10 (the lowest ranking). The stocks with the greatest growth potential are candidates for purchase by the Fund. Although lower ranked or less attractive stocks generally are candidates for sale if held by the Fund, the Fund does invest in some lower ranked or less attractive stocks in an attempt to reduce overall portfolio risk.

         Third,  in order to diversify the Fund's  investment  portfolio and attempt to reduce overall  portfolio risk, the Sub-Advisor seeks to align the Fund's  portfolio  investments  to the sector  weights of the S&P 500/BARRA  Growth Index (see the chart on next page).  The size of the Fund's  portfolio  positions in the most attractive or highest ranked stocks generally is related to the proportionate  weights of those stocks within the index. The size of the Fund's portfolio  positions in lower ranked or less attractive stocks generally is less than the proportionate weights of those stocks within the index.

         The Sub-Advisor generally will construct a portfolio of 40 to 80 stocks for the Fund across the 11 economic sectors and 34 industry groups. The Fund's portfolio characteristics, such as its yield, price to earnings ratio and price to book ratio, will generally reflect the underlying characteristics of the S&P 500/BARRA Growth Index.

         There is no assurance the Fund's selection  strategy will result in the Fund achieving its objective of capital  appreciation.
         Nor can there be any assurance that the Fund's  diversification  strategy will actually reduce the volatility of an investment in the Fund. The Statement of Additional  Information  contains  additional  information about the Fund's investment  policies and risks.

                                                      S&P 500/BARRA Growth Index
                                                11 Economic Sectors, 34 Industry Groups

          Basic Materials                                      Miscellaneous
          Chemicals                                            Miscellaneous
          Forest Products
          Metals                                               Technology
                                                               Computer Hardware
          Consumer Staples                                     Computer Software
          Food/Bev/Tobacco                                     Electronics
          Household Products
          Food & Drug Retail                                   Consumer Cyclicals
                                                               Retail/Merchandise
          Health Care                                          Entertainment
          Drugs                                                Building Materials
          Hospital/Hospital Supply                             Lodging & Restaurant
                                                               Publishing
          Transportation                                       Consumer Durables
          Automotive                                           Retail/Clothing
          Transportation
          Auto Parts                                           Finance
                                                               Consumer Finance
          Capital Goods                                        Money Center Banks
          Electric Equipment                                   Insurance
          Aerospace                                            Regional Banks
          Machinery
                                                               Utilities
          Energy                                               Telephones
          Integrated Oils                                      Electric Utilities
          Oil Products/Svcs                                    Gas & Water

CAN THE FUND'S INVESTMENT  OBJECTIVE AND POLICIES CHANGE? The Fund's Board of Trustees can change  non-fundamental  investment policies without shareholder  approval,  although  significant changes will be described in amendments to this Prospectus.  Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding  voting shares.  The Fund's investment  objective is not a fundamental  policy,  but will not be changed by the Fund's Board of Trustees  without  advance  notice to  shareholders.  Investment restrictions  that are  fundamental  policies are listed in the  Statement  of  Additional  Information.  An  investment  policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT  STRATEGIES.  To seek its objective,  the Fund can also use the investment  techniques and strategies described below.
The Fund may or may not use these  investment  techniques.  These  techniques  have certain  risks,  although some are designed to help reduce the overall investment or market risks.

Portfolio  Turnover.  The Fund's investment  process may cause the Fund to engage in active and frequent trading.  Therefore,  the Fund may engage in short-term  trading while trying to achieve its objective.  Portfolio  turnover  increases  brokerage  costs the
         Fund pays (and reduces  performance).  Additionally,  securities  trading can cause the Fund to realize capital gains that are distributed to shareholders as taxable distributions.

Temporary Defensive Investments.  In times of adverse or unstable market,  economic or political conditions,  the Fund can invest up to
         100% of its  assets in  temporary  defensive  investments.  Generally  they would be  high-quality,  short-term  money  market instruments,  such as U.S. government securities,  highly rated commercial paper, short-term corporate debt obligations,  bank deposits or repurchase  agreements.  The Fund can also hold these types of securities  pending the investment of proceeds from the sale of Fund shares or portfolio  securities or to meet  anticipated  redemptions  of Fund shares.  To the extent the Fund invests defensively in these securities, it might not achieve its investment objective of capital appreciation.

How the Fund Is Managed

THE MANAGER.  The Manager  supervises the Fund's investment  program and handles its day-to-day  business.  The Manager carries out its duties,  subject to the  policies  established  by the Board of  Trustees,  under an  investment  advisory  agreement  that  states the
Manager's  responsibilities.  The  agreement  sets the fees the Fund pays to the Manager and  describes  the expenses  that the Fund is responsible to pay to conduct its business.

         The Manager has been an investment adviser since January 1960. The Manager  (including  subsidiaries and an affiliate) managed more than $125  billion in assets as of December 31,  2000,  including  other  Oppenheimer  funds with more than 5 million  shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

The  Manager's  Fees.  Under the  Investment  Advisory  Agreement,  the Fund pays the  Manager an  advisory  fee at an annual rate that declines on  additional  assets as the Fund grows:  0.75% of the first $200 million of average  annual net assets of the Fund,
         0.72% of the next $200 million,  0.69% of the next $200 million,  0.66% of the next $200 million,  and 0.60% of average annual net assets in excess of $800  million.  The Fund's  management  fee for the  period  ended July 31,  2000 was 0.75% of average annual net assets for each class of shares.

The Sub-Advisor.  The Manager  retained the Sub-Advisor to provide  day-to-day  portfolio  management for the Fund. The Sub-Advisor has operated as an  investment  advisor  since 1980.  As of December  31,  2000,  the  Sub-Advisor  managed  over $3.7 billion for approximately  71 clients.  The  Sub-Advisor  also serves as sub-advisor to other  investment  companies for which the Manager serves as investment  advisor.  The  Sub-Advisor  is an affiliate of the Manager,  and is located at 301 North Spring  Street,
         Bellefonte,  Pennsylvania  16823.  The  Manager,  not the Fund,  pays the  Sub-Advisor  an annual  fee under the  Sub-Advisory
         Agreement between the Manager and the Sub-Advisor.

Portfolio  Management  Team. The Fund is managed by a team of individuals  employed by the Sub-Advisor.  The portfolio  management team is primarily responsible for the selection of the Fund's portfolio securities.

ABOUT YOUR ACCOUNT

How to Buy Shares

HOW DO YOU BUY SHARES? You can buy shares several ways, as described below.
o        through any dealer, broker or financial  institution that has a sales agreement with the Fund's Distributor,  OppenheimerFunds
         Distributor, Inc., or
o        directly through the Distributor, or
o        automatically through an Asset Builder Plan under the OppenheimerFunds AccountLink service.

The Fund's Distributor,  Oppenheimer Funds Distributor,  Inc., may appoint servicing agents to accept purchase (and redemption) orders.
The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer.  You can buy shares through any dealer,  broker or financial  institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.

Buying Shares Through the  Distributor.  Complete an  OppenheimerFunds  New Account  Application  and return it with a check payable to
         "OppenheimerFunds  Distributor,  Inc." Mail it to P.O. Box 5270,  Denver,  Colorado  80217.  If you don't list a dealer on the application,  the  Distributor  will act as your agent in buying the shares.  However,  we  recommend  that you  discuss  your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.

Buying  Shares by Federal Funds Wire.  Shares  purchased  through the  Distributor  may be paid for by Federal Funds wire.  The minimum investment  is  $2,500.  Before  sending a wire,  call the  Distributor's  Wire  Department  at  1.800.525.7048  to notify the
         Distributor of the wire, and to receive further instructions.

Buying Shares Through  OppenheimerFunds  AccountLink.  With  AccountLink,  you pay for shares by electronic  funds  transfers from your bank  account.  Shares are  purchased  for your account on the regular  business day the  Distributor  is instructed by you to initiate the Automated Clearing House (ACH) transfer to buy shares. You can provide those  instructions  automatically,  under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds  PhoneLink,  also described below.
         Please refer to "AccountLink," below for more details.

Buying  Shares  Through  Asset  Builder  Plans.  You  may  purchase  shares  of the  Fund  (and  up to four  other  Oppenheimer  funds)
         automatically  each  month  from your  account  at a bank or other  financial  institution  under an Asset  Builder  Plan with
         AccountLink.  Details are in the Asset Builder Application and the Statement of Additional Information.

HOW MUCH MUST YOU INVEST?  You can open a Fund account with a minimum initial  investment of $1,000 and make additional  investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

o        With Asset Builder Plans,  403(b) plans,  Automatic  Exchange  Plans and military  allotment  plans,  you can make initial and subsequent investments for as little as $25. you can make additional purchases of at least $25 through AccountLink.
o        Under retirement plans, such as IRAs,  pension and  profit-sharing  plans and 401(k) plans, you can start your account with as little as $250. If your IRA is started under an Asset Builder Plan, the $25 minimum applies.  Additional purchases may be as little as $25.
o        The minimum  investment  requirement does not apply to reinvesting  dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional  Information,  or you can ask your dealer or call the Transfer Agent),  or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD?  Shares are sold at their  offering  price (the net asset value per share plus any initial  sales charge that applies).  The offering  price that applies to a purchase order is based on the next  calculation of the net asset value per share that is made after the  Distributor  receives the purchase order at its offices in Denver,  Colorado,  or after any agent  appointed by the Distributor receives the order and sends it to the Distributor.

Net Asset Value.  The net asset value of each class of shares is  determined  as of the close of The New York Stock  Exchange,  on each day the Exchange is open for trading  (referred to in this  Prospectus as a "regular  business  day").  The Exchange  normally closes at 4:00 P.M., New York time, but may close earlier on some days.  All references to time in this  Prospectus  mean "New
         York time."

         The net asset value per share is  determined  by dividing  the value of the Fund's net assets  attributable  to a class by the number of shares of that  class  that are  outstanding.  To  determine  net asset  value,  the Fund's  Board of  Trustees  has established  procedures  to value the Fund's  securities,  in general  based on market  value.  The Board has adopted  special procedures  for valuing  illiquid  and  restricted  securities  and  obligations  for which  market  values  cannot be readily obtained.  Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S.  holidays,  the values of foreign investments might change significantly on days when investors cannot buy or redeem shares.

The Offering  Price.  To receive the offering price for a particular  day, in most cases the  Distributor or its designated  agent must receive  your order by the time of day The New York Stock  Exchange  closes  that day. If your order is received on a day when the Exchange is closed or after it has closed,  the order will receive the next offering  price that is determined  after your order is received.

Buying  Through a Dealer.  If you buy shares  through a dealer,  your dealer must  receive the order by the close of The New York Stock
         Exchange and transmit it to the  Distributor so that it is received  before the  Distributor's  close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering  price.  Otherwise,  the order will receive the next offering price that is determined.

---------------------------------------------------------------------------------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER?  The Fund offers  investors  five  different  classes of shares.  The different  classes of shares  represent  investments in the same portfolio of securities,  but the classes are subject to different  expenses and will likely have  different  share  prices.  When you buy  shares,  be sure to  specify  the class of shares.  If you do not  choose a class,  your investment will be made in Class A shares.
---------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------
Class A Shares.  If you buy Class A shares,  you pay an initial sales charge (on  investments up to $1 million for regular  accounts or
         $500,000 for certain  retirement  plans).  The amount of that sales charge will vary  depending on the amount you invest.  The sales charge rates are listed in "How Can I Buy Class A Shares?" below.
---------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------
Class B Shares.  If you buy Class B shares,  you pay no sales  charge at the time of purchase,  but you will pay an annual  asset-based sales charge.  If you sell your shares  within six years of buying them,  you will  normally pay a contingent  deferred  sales charge.  That contingent  deferred sales charge varies  depending on how long you own your shares,  as described in "How Can I
         Buy Class B Shares?" below.
---------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------
Class C Shares.  If you buy Class C shares,  you pay no sales  charge at the time of purchase,  but you will pay an annual  asset-based sales charge.  If you sell your shares  within 12 months of buying them,  you will  normally pay a contingent  deferred  sales charge of 1%, as described in "How Can I Buy Class C Shares?" below.
---------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------
Class N Shares.  Class N shares are offered only through  retirement plans (including IRAs and 403(b) plans) that purchase  $500,000 or more of Class N shares of one or more  Oppenheimer  funds or through  retirement  plans (not  including IRAs and 403(b) plans)
         that have assets of $500,000 or more or 100 or more eligible  plan  participants.  Non-retirement  plan  investors  cannot buy
         Class N shares  directly.  If you buy Class N shares,  you pay no sales  charge at the time of  purchase,  but you will pay an annual  asset-based  sales charge. If you sell your shares within 18 months of the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1%, as described in "Who Can Buy Class N Shares," below.
---------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------
Class Y Shares. Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor.
---------------------------------------------------------------------------------------------------------------------------------------

WHICH CLASS OF SHARES  SHOULD YOU CHOOSE?  Once you decide  that the Fund is an  appropriate  investment  for you,  the  decision as to which  class of shares is best  suited to your needs  depends  on a number of  factors  that you  should  discuss  with your  financial advisor.  Some  factors to consider  are how much you plan to invest and how long you plan to hold your  investment.  If your goals and objectives  change over time and you plan to purchase  additional  shares,  you should  re-evaluate  those factors to see if you should consider  another class of shares.  The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

         The  discussion  below is not  intended  to be  investment  advice or a  recommendation,  because  each  investor's  financial considerations  are different.  The discussion below assumes that you will purchase only one class of shares,  and not a combination of shares of  different  classes.  Of course,  these  examples  are based on  approximations  of the effect of current  sales  charges and expenses  projected  over time,  and do not detail all of the  considerations  in selecting a class of shares.  You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your  Investment?  While future  financial  needs cannot be predicted with  certainty,  knowing how long you expect to hold your  investment  will assist you in selecting the  appropriate  class of shares.  Because of the effect of class-based  expenses,  your choice will also depend on how much you plan to invest.  For example,  the reduced  sales charges available for larger  purchases of Class A shares may, over time,  offset the effect of paying an initial sales charge on your investment,  compared to the effect over time of higher  class-based  expenses on shares of Class B or Class C. For retirement plans that qualify to purchase Class N shares,  Class N shares will generally be more advantageous than Class C shares.  Class
         B shares are not available for purchase by such retirement plans.

o        Investing  for the Shorter Term.  While the Fund is meant to be a long-term  investment,  if you have a relatively  short-term investment  horizon (that is, you plan to hold your shares for not more than six years),  you should probably consider  purchasing
     Class A or Class C shares  rather  than Class B shares.  That is because of the effect of the Class B  contingent  deferred  sales charge if you redeem within six years, as well as the effect of the Class B asset-based  sales charge on the investment return for that class in the short-term.  Class C shares might be the appropriate  choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares,  and the  contingent  deferred  sales charge does not apply to amounts you sell after holding them one year.

     However,  if you plan to invest more than $100,000 for the shorter term,  then as your  investment  horizon  increases  toward six years,  Class C shares might not be as  advantageous  as Class A shares.  That is because the annual  asset-based  sales charge on
     Class C shares will have a greater impact on your account over the longer term than the reduced  front-end sales charge  available for larger purchases of Class A shares.

     And for  non-retirement  plan investors who invest $1 million or more, in most cases Class A shares will be the most  advantageous choice,  no matter how long you intend to hold your shares.  For that reason,  the  Distributor  normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

o        Investing for the Longer Term. If you are investing less than $100,000 for the  longer-term,  for example for retirement,  and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are There  Differences  in Account  Features  That Matter to You?  Some  account  features  may not be available to Class B, Class C or
         Class N  shareholders.  Other features may not be advisable  (because of the effect of the  contingent  deferred sales charge)
         for Class B, Class C or Class N  shareholders.  Therefore,  you should  carefully  review how you plan to use your  investment account before deciding which class of shares to buy.

         Additionally,  the dividends payable to Class B, Class C and Class N shareholders  will be reduced by the additional  expenses borne by those  classes that are not borne by Class A or Class Y shares,  such as the Class B, Class C and Class N asset-based sales charge described below and in the Statement of Additional  Information.  Share  certificates are not available for Class
         B, Class C and Class N shares,  and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

How Do Share Classes Affect Payments To My Broker?  A salesperson,  such as a broker,  may receive  different  compensation for selling one class of shares  than for  selling  another  class.  It is  important  to  remember  that Class B,  Class C and Class N  contingent deferred sales charges and  asset-based  sales charges have the same purpose as the front-end  sales charge on sales of Class A shares:
to compensate the  Distributor  for concessions  and expenses it pays to dealers and financial  institutions  for selling  shares.  The
Distributor  may pay additional  compensation  from its own resources to securities  dealers or financial  institutions  based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE  ARRANGEMENTS AND WAIVERS.  Appendix B to the Statement of Additional  Information  details the conditions for the waiver of sales charges that apply in certain  cases,  and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified  retirement plan  arrangements or in other special types of transactions.  To receive a waiver or special sales charge rate, you must advise the  Distributor  when  purchasing  shares or the Transfer Agent when redeeming  shares that the special conditions apply.

HOW CAN YOU BUY CLASS A SHARES?  Class A shares are sold at their  offering  price,  which is normally  net asset value plus an initial sales charge.  However,  in some cases,  described below,  purchases are not subject to an initial sales charge, and the offering price will be the net asset value.  In other cases,  reduced  sales  charges may be  available,  as  described  below or in the  Statement of
Additional Information.  Out of the amount you invest, the Fund receives the net asset value to invest for your account.

         The sales  charge  varies  depending  on the amount of your  purchase.  A portion of the sales  charge may be  retained by the
Distributor  or allocated to your dealer as concession.  The  Distributor  reserves the right to pay the entire  concession to dealers.
The current sales charge rates and concessions paid to dealers and brokers are as follows:

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Front-End Sales Charge As    Front-End Sales Charge As
                                a Percentage of              a Percentage of Net Amount   Concession As Percentage
Amount of Purchase              Offering Price               Invested                     of Offering Price
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Less than $25,000                          5.75%                        6.10%                        4.75%
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
$25,000 or more but less than              5.50%                        5.82%                        4.75%
$50,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
$50,000 or more but less than              4.75%                        4.99%                        4.00%
$100,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
$100,000 or more but less                  3.75%                        3.90%                        3.00%
than $250,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
$250,000 or more but less                  2.50%                        2.56%                        2.00%
than $500,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
$500,000 or more but less                  2.00%                        2.04%                        1.60%
than $1 million
------------------------------- ---------------------------- ---------------------------- ----------------------------

Class A Contingent  Deferred  Sales  Charge.  There is no initial sales charge on purchases of Class A shares of any one or more of the
         Oppenheimer  funds  aggregating $1 million or more or for certain  purchases by particular types of retirement plans described in Appendix B to the Statement of Additional  Information.  The  Distributor  pays dealers of record  concessions in an amount equal to 1.0% of  purchases  of $1  million  or more  other  than by those  retirement  accounts.  For those  retirement  plan accounts,  the  concession  is 1.0% of the first $2.5 million,  plus 0.50% of the next $2.5  million,  plus 0.25% of purchases over $5 million,  calculated on a calendar year basis.  In either case,  the  concession  will be paid only on purchases  that were not previously subject to a front-end sales charge and dealer concession.1

         If you redeem any of those shares within an 18-month  "holding  period"  measured from the end of the calendar  month of their purchase,  a contingent  deferred  sales charge  (called the "Class A contingent  deferred sales charge") may be deducted from the  redemption  proceeds.  That sales charge will be equal to 1.0% of the lesser of (1) the  aggregate net asset value of the redeemed  shares at the time of  redemption  (excluding  shares  purchased  by  reinvestment  of  dividends  or  capital  gain distributions)  or (2) the original net asset value of the redeemed  shares.  However,  the Class A contingent  deferred sales charge will not exceed the aggregate  amount of the concessions the Distributor  paid to your dealer on all purchases of Class
         A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Can You Reduce  Class A Sales  Charges?  You may be  eligible  to buy Class A shares at reduced  sales  charge  rates  under the Fund's
       "Right of  Accumulation"  or a Letter of Intent,  as  described  in "Reduced  Sales  Charges"  in the  Statement  of  Additional
       Information.  The Class A initial and  contingent  deferred  sales  charges are not imposed in the  circumstances  described  in
       Appendix B to the Statement of Additional Information.

HOW CAN YOU BUY CLASS B SHARES?  Class B shares are sold at net asset value per share  without an initial  sales  charge.  However,  if
Class B shares are redeemed  within 6 years of the end of the calendar  month of their  purchase,  a contingent  deferred  sales charge will be deducted from the redemption  proceeds.  The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

         The amount of the  contingent  deferred  sales  charge will depend on the number of years  since you  invested  and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

----------------------------------------------------------- --------------------------------------------------------
                                                            Contingent Deferred Sales Charge on
Years Since Beginning of Month in Which                     Redemptions in That Year
Purchase Order was Accepted                                 (As % of Amount Subject to Charge)
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
0 - 1                                                       5.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
1 - 2                                                       4.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
2 - 3                                                       3.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
3 - 4                                                       3.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
4 - 5                                                       2.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
5 - 6                                                       1.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
6 and following                                             None
----------------------------------------------------------- --------------------------------------------------------

In the table, a "year" is a 12-month  period.  In applying the contingent  deferred sales charge,  all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic  Conversion  of Class B Shares.  Class B shares  automatically  convert to Class A shares 72 months after you purchase  them.
         This conversion  feature  relieves Class B shareholders  of the asset-based  sales charge that applies to Class B shares under the Class B Distribution  and Service Plan,  described  below.  The conversion is based on the relative net asset value of the two classes,  and no sales load or other charge is imposed.  When Class B shares you hold convert,  a prorated portion of your
         Class B shares that were acquired by  reinvesting  dividends and  distributions  on the converted  shares will also convert to
         Class A shares.  The conversion  feature is subject to the continued  availability of a tax ruling  described in the Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES?  Class C shares are sold at net asset value per share  without an initial  sales  charge.  However,  if
Class C shares are redeemed  within a holding  period of 12 months from the end of the calendar month of their  purchase,  a contingent deferred sales charge of 1.0% will be deducted from the redemption  proceeds.  The Class C contingent  deferred sales charge is paid to compensate  the  Distributor  for its expenses of providing  distribution-related  services to the Fund in connection  with the sale of
Class C shares.

WHO CAN BUY CLASS N SHARES? Class N shares are offered only through retirement plans (including IRAs and 403(b) plans) that purchase
$500,000 or more of Class N shares of one or more Oppenheimer funds or through retirement plans (not including IRAs and 403(b) plans)
that have assets of $500,000 or more or 100 or more eligible participants. Non-retirement plan investors cannot buy Class N shares directly.

         A contingent deferred sales charge of 1.00% will be imposed if:

o        The retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or

o        With respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

         Retirement plans that offer Class N shares may impose charges on plan participant accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by  the
Distributor or Transfer Agent in Colorado) and the special account features applicable to purchasers of those other classes of shares described elsewhere in this prospectus do not apply to Class N shares offered through a group retirement plan. Instructions for purchasing redeeming, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

WHO CAN BUY CLASS Y SHARES?  Class Y shares are sold at net asset  value per share  without  sales  charge  directly  to  institutional investors  that have special  agreements  with the  Distributor  for this purpose.  They may include  insurance  companies,  registered investment  companies and employee  benefit  plans.  For example,  Massachusetts  Mutual Life  Insurance  Company,  an affiliate of the
Manager,  may  purchase  Class Y shares  of the Fund and  other  Oppenheimer  funds  (as  well as Class Y shares  of funds  advised  by
MassMutual)  for asset  allocation  programs,  investment  companies  or separate  investment  accounts  it sponsors  and offers to its customers. Individual investors cannot buy Class Y shares directly.

         An  institutional  investor that buys Class Y shares for its  customers'  accounts may impose charges on those  accounts.  The procedures  for buying,  selling,  exchanging  and  transferring  the Fund's other classes of shares and the special  account  features available  to  investors  buying  those other  classes of shares do not apply to Class Y shares.  An  exception  is that the time those orders must be received by the  Distributor  or its agents or by the Transfer Agent is the same for Class Y as for other share classes.
However,  those  instructions  must be submitted by the institutional  investor,  not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12B-1) PLANS.

Service Plan for Class A Shares.  The Fund has adopted a Service Plan for Class A shares.  It reimburses the  Distributor for a portion of its costs  incurred for  services  provided to accounts  that hold Class A shares.  Reimbursement  is made  quarterly at an annual rate of up to 0.25% of the average  annual net assets of Class A shares of the Fund.  The  Distributor  currently  uses all of those fees to pay dealers,  brokers,  banks and other financial  institutions  quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution  and Service  Plans for Class B, Class C and Class N Shares.  The Fund has  adopted  Distribution  and  Service  Plans for
         Class B, Class C and Class N shares to compensate the Distributor  for its services and costs in  distributing  Class B, Class
         C and Class N shares and servicing  accounts.  Under the plans,  the Fund pays the  Distributor  an annual  asset-based  sales charge  of 0.75% per year on Class B shares  and on Class C shares  and the Fund pays the  Distributor  an annual  asset-based sales charge of 0.25% per year on Class N shares.  The  Distributor  also  receives a service fee of 0.25% per year under each plan.

         The  asset-based  sales charge and service  fees  increase  Class B and Class C expenses by up to 1.00% and  increase  Class N expenses  by up to 0.50% of the net assets per year of the  respective  class.  Because  these fees are paid out of the Fund's assets on an ongoing  basis,  over time these fees will increase the cost of your  investment and may cost you more than other types of sales charges.

         The Distributor uses the service fees to compensate  dealers for providing  personal  services for accounts that hold Class B,
         Class C or Class N shares.  The  Distributor  pays the 0.25%  service  fees to dealers in advance for the first year after the shares  were sold by the  dealer.  After the  shares  have been held for a year,  the  Distributor  pays the  service  fees to dealers on a quarterly basis.

         The  Distributor  currently  pays sales  concessions  of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale.  Including  the advance of the service fee,  the total  amount paid by the  Distributor  to the dealer at the time of sale of Class B shares is therefore  4.00% of the purchase price.  The  Distributor  retains the Class B asset-based sales charge.

         The  Distributor  currently  pays sales  concessions  of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale.  Including  the advance of the service fee,  the total  amount paid by the  Distributor  to the dealer at the time of sale of Class C shares is therefore  1.00% of the purchase price.  The Distributor  pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more.

         The  Distributor  currently  pays a sales  concession of 0.75% of the purchase price of Class N shares to dealers from its own resources  at the time of sale.  Including  the  advance of the service fee the total  amount paid by the  Distributor  to the dealer  at the time of sale of Class N  shares  is  therefore  1.00%  of the  purchase  price.  The  Distributor  retains  the asset-based sales charge on Class N shares.

Special Investor Services

AccountLink.  You can use our  AccountLink  feature  to link  your Fund  account  with an  account  at a U.S.  bank or other  financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
o        transmit  funds  electronically  to  purchase  shares by  telephone  (through a service  representative  or by  PhoneLink)  or automatically under Asset Builder Plans, or
o        have the Transfer  Agent send  redemption  proceeds or transmit  dividends  and  distributions  directly to your bank account.
              Please call the Transfer Agent for more information.

         You may  purchase  shares by  telephone  only after your  account has been  established.  To purchase  shares in amounts up to
$250,000 through a telephone  representative,  call the Distributor at  1.800.852.8457.  The purchase payment will be debited from your bank account.

         AccountLink  privileges  should be requested on your  Application  or your dealer's  settlement  instructions  if you buy your shares through a dealer.  After your account is established,  you can request  AccountLink  privileges by sending  signature-guaranteed instructions to the Transfer Agent.  AccountLink  privileges will apply to each shareholder  listed in the registration on your account as well as to your dealer  representative  of record unless and until the Transfer Agent receives written  instructions  terminating or changing those privileges.  After you establish  AccountLink for your account,  any change of bank account  information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK.  PhoneLink is the  OppenheimerFunds  automated  telephone  system that enables  shareholders  to perform a number of account transactions  automatically  using a touch-tone phone.  PhoneLink may be used on  already-established  Fund accounts after you obtain a
Personal Identification Number (PIN), by calling the special PhoneLink number, 1.800.533.3310.

Purchasing  Shares.  You may purchase shares in amounts up to $100,000 by phone, by calling  1.800.533.3310.  You must have established
         AccountLink privileges to link your bank account with the Fund to pay for these purchases.

Exchanging  Shares.  With the  OppenheimerFunds  exchange  privilege,  described below, you can exchange shares  automatically by phone from your Fund account to another  OppenheimerFunds  account you have  already  established  by calling the special  PhoneLink number.

Selling Shares.  You can redeem shares by telephone  automatically  by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account.  Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT  TRANSACTION  REQUESTS BY FAX? You may send requests for certain types of account  transactions to the Transfer Agent by fax (telecopier).  Please call  1.800.525.7048 for information about which transactions may be handled this way.  Transaction  requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS  INTERNET  WEB  SITE.  You  can  obtain  information  about  the  Fund,  as  well  as  your  account  balance,  on the
OppenheimerFunds Internet web site, at HTTP://WWW.OPPENHEIMERFUNDS.COM.  Additionally,  shareholders listed in the account registration
                                       -------------------------------
(and the dealer of record) may request  certain  account  transactions  through a special  section of that web site. To perform account transactions,  you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1.800.533.3310.  If you do not want to have Internet  account  transaction  capability  for your account,  please call the Transfer  Agent at  1.800.525.7048.  At times, the web site may be inaccessible or its transaction features may be unavailable.

AUTOMATIC  WITHDRAWAL AND EXCHANGE PLANS.  The Fund has several plans that enable you to sell shares  automatically or exchange them to another  OppenheimerFunds  account  on a regular  basis.  Please  call the  Transfer  Agent or  consult  the  Statement  of  Additional
Information for details.

REINVESTMENT  PRIVILEGE.  If you redeem some or all of your Class A or Class B shares of the Fund,  you have up to 6 months to reinvest all or part of the redemption  proceeds in Class A shares of the Fund or other  Oppenheimer  funds without paying a sales charge.  This privilege  applies  only to Class A shares that you  purchased  subject to an initial  sales charge and to Class A or Class B shares on which you paid a contingent  deferred sales charge when you redeemed  them.  This privilege does not apply to Class C, Class N or Class
Y shares.  You must be sure to ask the Distributor for this privilege when you send your payment.

RETIREMENT  PLANS.  You may buy shares of the Fund for your  retirement  plan account.  If you  participate in a plan sponsored by your employer,  the plan  trustee or  administrator  must buy the shares for your plan  account.  The  Distributor  also  offers a number of different retirement plans that can be used by individuals and employers can use:

Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs, rollover IRAs and Education IRAs.
SEP-IRAs. These are Simplified Employee Pensions Plan IRAs for small business owners or self-employed individuals.
403(b)(7)  Custodial  Plans.  These are tax  deferred  plans for  employees  of  eligible  tax-exempt  organizations,  such as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for businesses.
Pension and Profit-Sharing Plan. These plan are designed for businesses and self-employed individuals.
         Please call the Distributor for  OppenheimerFunds  retirement plan documents,  which include  applications  and important plan information.

How to Sell Shares

You can sell  (redeem)  some or all of your shares on any regular  business  day.  Your shares will be sold at the next net asset value calculated  after your order is received in proper form (which means that it must comply with the  procedures  described  below) and is accepted  by the  Transfer  Agent.  The Fund  lets you sell  your  shares by  writing  a letter  or by  telephone.  You can also set up
Automatic  Withdrawal  Plans to redeem shares on a regular basis. If you have questions about any of these  procedures,  and especially if you are redeeming  shares in a special  situation,  such as due to the death of the owner or from a retirement plan account,  please call the Transfer Agent first, at 1.800.525.7048, for assistance.

Certain Requests Require a Signature  Guarantee.  To protect you and the Fund from fraud, the following  redemption requests must be in writing  and must  include a  signature  guarantee  (although  there may be other  situations  that also  require a  signature guarantee):
o        You wish to redeem $100,000 or more and receive a check
o        The redemption check is not payable to all shareholders listed on the account statement
o        The redemption check is not sent to the address of record on your account statement
o        Shares are being transferred to a Fund account with a different owner or name
o        Shares are being redeemed by someone (such as an Executor) other than the owners

Where Can You Have Your  Signature  Guaranteed?  The Transfer  Agent will accept a guarantee of your signature by a number of financial institutions, including:
o        a U.S. bank, trust company, credit union or savings association,
o        a foreign bank that has a U.S. correspondent bank,
o        a U.S. registered dealer or broker in securities, municipal securities or government securities,
o        a U.S. national securities exchange, a registered securities association or a clearing agency.

          If you are signing on behalf of a corporation,  partnership  or other business or as a fiduciary,  you must also include your title in the signature.

Retirement  Plan  Accounts.  There are special  procedures to sell shares in an  OppenheimerFunds  retirement  plan  account.  Call the
         Transfer Agent for a distribution  request form.  Special income tax  withholding  requirements  apply to  distributions  from retirement  plans.  You must submit a withholding  form with your redemption  request to avoid delay in getting your money and if you do not want tax withheld.  If your employer  holds your  retirement  plan account for you in the name of the plan,  you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

HOW DO I SELL SHARES BY MAIL?   Write a letter of instructions that includes:
o        Your name
o        The Fund's name
o        Your Fund account number (from your account statement)
o        The dollar amount or number of shares to be redeemed
o        Any special payment instructions
o        Any share certificates for the shares you are selling
o        The signatures of all registered owners exactly as the account is registered, and
o        Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

------------------------------------------------------------ ---------------------------------------------------------
Use the following address for requests by mail:              Send courier or express mail requests to:

OppenheimerFunds Services                                    OppenheimerFunds Services
P.O. Box 5270                                                10200 E. Girard Avenue, Building D
Denver, Colorado 80217-5270                                  Denver, Colorado 80231
------------------------------------------------------------ ---------------------------------------------------------

HOW DO YOU SELL SHARES BY TELEPHONE?  You and your dealer  representative of record may also sell your shares by telephone.  To receive the redemption  price  calculated on a particular  regular  business day, your call must be received by the Transfer Agent by the close of The New York Stock  Exchange  that day,  which is normally  4:00 P.M.,  but may be earlier on some days.  You may not redeem  shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone.
o        To redeem shares through a service representative, call 1.800.852.8457
o        To redeem shares automatically on PhoneLink, call 1.800.533.3310

         Whichever  method you use,  you may have a check sent to the  address on the  account  statement,  or, if you have linked your
Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?

Telephone  Redemptions  Paid by Check.  Up to $100,000 may be redeemed by telephone in any 7-day  period.  The check must be payable to all owners of record of the shares and must be sent to the address on the account  statement.  This  service is not  available within 30 days of changing the address on an account.

Telephone  Redemptions  Through  AccountLink.  There are no dollar  limits on  telephone  redemption  proceeds  sent to a bank  account designated  when you establish  AccountLink.  Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

CAN YOU SELL SHARES THROUGH YOUR DEALER?  The Distributor  has made  arrangements to repurchase Fund shares from dealers and brokers on behalf of their  customers.  Brokers or dealers may charge for that  service.  If your shares are held in the name of your dealer,  you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS.  If you purchase shares subject to a Class A, Class B, Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares you own, the contingent deferred sales charge will be deducted from the redemption proceeds, unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix B to the Statement of Additional Information and you advise the Transfer
Agent of your eligibility for the waiver when you place your redemption request. With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if:

o        The retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or,

o        With respect  to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

         A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value.  A contingent deferred sales charge is not imposed on:

o         the amount of your account value represented by an increase in net asset value over the initial purchase price,
o        shares purchased by the reinvestment of dividends or capital gains distributions, or
o        shares redeemed in the special circumstances described in Appendix B to the Statement of Additional Information.

         To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

(1)      shares acquired by reinvestment of dividends and capital gains distributions,
(2)      shares held for the holding period that applies to that class, and
(3)      shares held the longest during the holding period.

         Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds.  However, if you exchange them within the applicable contingent deferred sales change holding period, the holding period will carry over to the fund whose shares you acquire.  Similarly, if you acquire shares of this Fund by exchanging shares of another
Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be  exchanged  for shares of certain  Oppenheimer  funds at net asset  value per share at the time of  exchange, without sales charge.  To exchange shares, you must meet several conditions:

o        Shares of the fund selected for exchange must be available for sale in your state of residence.
o        The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.
o        You must hold the shares you buy when you establish your account for at least 7 days before you can exchange  them.  After the account is open 7 days, you can exchange shares every regular business day.
o        You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
o        Before exchanging into a fund, you must obtain and read its prospectus.

         Shares  of a  particular  class of the Fund may be  exchanged  only for  shares  of the same  class in the  other  Oppenheimer funds.  For  example,  you can  exchange  Class A shares of this Fund only for Class A shares of another  fund.  In some  cases,  sales charges may be imposed on exchange  transactions.  For tax purposes,  exchanges of shares  involve a sale of the shares of the fund you own and a purchase  of the shares of the other  fund,  which may result in a capital  gain or loss.  Please  refer to "How to  Exchange
Shares" in the Statement of Additional Information for more details.

You can find a list of Oppenheimer  funds  currently  available for exchanges in the Statement of Additional  Information or obtain one by calling a service representative at 1.800.525.7048.  That list can change from time to time.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written  Exchange  Requests.  Submit an  OppenheimerFunds  Exchange Request form,  signed by all owners of the account.  Send it to the
         Transfer Agent at the address on the back cover.  Exchanges of shares held under  certificates  cannot be processed unless the
         Transfer Agent receives the certificates with the request.

Telephone Exchange Requests.  Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457,  or by using PhoneLink for automated  exchanges by calling  1.800.533.3310.  Telephone exchanges may be made only between accounts that are registered with the same name(s) and address.  Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:

o        Shares are normally  redeemed from one fund and purchased from the other fund in the exchange  transaction on the same regular business day on which the Transfer Agent receives an exchange  request that conforms to the policies  described  above. It must be received  by the close of The New York Stock  Exchange  that day,  which is  normally  4:00 P.M.  but may be earlier on some days.
     However,  either fund may delay the purchase of shares of the fund you are  exchanging  into up to seven days if it  determines it would be  disadvantaged  by a same-day  exchange.  For example,  the receipt of multiple  exchange  requests from a "market timer"
     might require the Fund to sell securities at a disadvantageous time or price.
o        Because  excessive  trading  can hurt fund  performance  and harm  shareholders,  the Fund  reserves  the right to refuse  any exchange request that it believes will  disadvantage  it, or to refuse multiple  exchange  requests  submitted by a shareholder or dealer.
o        The Fund may amend,  suspend or terminate the exchange  privilege at any time.  The Fund may impose these changes at any time, although it will provide you notice when it is able to do so or when it is required to do so.
o        If the  Transfer  Agent cannot  exchange  all the shares you request  because of a  restriction  cited above,  only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying,  selling,  and exchanging shares is contained in the Statement of
Additional Information.

The  offering  of shares may be  suspended  during any  period in which the  determination  of net asset  value is  suspended,  and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

Telephone transaction  privileges for purchases,  redemptions or exchanges may be modified,  suspended or terminated by the Fund at any time. If an account has more than one owner,  the Fund and the Transfer Agent may rely on the  instructions  of any one owner.
         Telephone  privileges  apply to each owner of the account and the dealer  representative  of record for the account unless the
         Transfer Agent receives cancellation instructions from an owner of the account.

The  Transfer  Agent will record any  telephone  calls to verify data  concerning  transactions  and has adopted  other  procedures  to confirm  that  telephone  instructions  are  genuine,  by requiring  callers to provide tax  identification  numbers and other account data or by using PINs, and by confirming  such  transactions  in writing.  The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

Redemption or transfer  requests  will not be honored until the Transfer  Agent  receives all required  documents in proper form.  From time to time,  the Transfer  Agent in its  discretion may waive certain of the  requirements  for  redemptions  stated in this
         Prospectus.

Dealers that can perform  account  transactions  for their  clients by  participating  in  NETWORKING  through the National  Securities
         Clearing  Corporation  are  responsible  for  obtaining  their  clients'  permission to perform  those  transactions,  and are responsible  to their  clients  who are  shareholders  of the Fund if the  dealer  performs  any  transaction  erroneously  or improperly.

The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio  fluctuates.  The redemption  price,  which is the net asset value per share,  will  normally  differ for each class of shares.  The  redemption value of your shares may be more or less than their original cost.

Payment for redeemed  shares  ordinarily is made in cash. It is forwarded by check or through  AccountLink or by Federal Funds wire (as elected by the  shareholder)  within seven days after the Transfer  Agent  receives  redemption  instructions  in proper form.
         However,  under  unusual  circumstances  determined  by the  Securities  and  Exchange  Commission,  payment may be delayed or suspended.  For accounts  registered in the name of a broker-dealer,  payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently  purchased shares,  but only until the purchase  payment has cleared.  That delay may be as much as 10 days from the date the shares were  purchased.  That delay may be  avoided  if you  purchase  shares by  Federal  Funds wire or  certified  check,  or arrange  with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

Involuntary  redemptions  of small  accounts may be made by the Fund if the account  value has fallen below $500 for reasons other than the fact that the  market  value of  shares  has  dropped.  In some  cases  involuntary  redemptions  may be made to repay the
         Distributor for losses from the cancellation of share purchase orders.

Shares  may be  "redeemed  in  kind"  under  unusual  circumstances  (such  as a lack of  liquidity  in the  Fund's  portfolio  to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.

"Backup  Withholding" of federal income tax may be applied against taxable dividends,  distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct,  certified  Social  Security or Employer  Identification  Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund's records.  The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

         If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.525.7048.  You may also notify the Transfer Agent in writing.  Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS.  The Fund intends to declare  dividends  separately for each class of shares from net  investment  income on an annual basis and to pay them to shareholders in December on a date selected by the Board of Trustees.  Dividends and  distributions  paid on Class A and Class Y shares  will  generally  be higher  than  dividends  for Class B, Class C and Class N shares,  which  normally  have higher expenses  than  Class A and  Class Y. The Fund has no fixed  dividend  rate and  cannot  guarantee  that it will pay any  dividends  or distributions.

CAPITAL GAINS. The Fund may realize capital gains on the sale of portfolio  securities.  If it does, it may make  distributions  out of any net short-term or long-term capital gains in December of each year. The Fund may make  supplemental  distributions of dividends and capital gains  following the end of its fiscal year.  There can be no assurance that the Fund will pay any capital gains  distributions in a particular year.

WHAT CHOICES DO I HAVE FOR RECEIVING  DISTRIBUTIONS?  When you open your account,  specify on your  application how you want to receive your dividends and distributions. You have four options:

Reinvest All  Distributions in the Fund. You can elect to reinvest all dividends and capital gains  distributions in additional  shares of the Fund.

Reinvest  Dividends or Capital Gains. You can elect to reinvest some  distributions  (dividends,  short-term capital gains or long-term capital gains  distributions)  in the Fund while receiving other types of  distributions  by check or having them sent to your bank account through AccountLink.

Receive All  Distributions  in Cash.  You can elect to receive a check for all dividends and capital gains  distributions  or have them sent to your bank through AccountLink.

Reinvest Your  Distributions in Another  OppenheimerFunds  Account.  You can reinvest all  distributions in the same class of shares of another OppenheimerFunds account you have established.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income.  Long-term capital gains are taxable as long-term capital gains when distributed to shareholders.  It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

         Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year.  Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Avoid "Buying a Distribution".  If you buy shares on or just before the ex-dividend date or just before the Fund declares a capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

Remember,  There May Be Taxes on  Transactions.  Because the Fund's  share price  fluctuates,  you may have a capital gain or loss when you sell or exchange  your  shares.  A capital  gain or loss is the  difference  between the price you paid for the shares and the price you received when you sold them.  Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur.  In certain cases,  distributions  made by the Fund may be considered a non-taxable  return of capital to shareholders.  If that occurs, it will be identified in notices to shareholders.

         This information is only a summary of certain federal income tax information  about your  investment.  You should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights
The Financial Highlights Table is presented to help you understand the Fund's financial performance over the fiscal year. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request. Class N shares were not publicly offered during any of the periods shown. Therefore, information about Class N shares is not included in the following tables or in the Fund's other financial statements.

INFORMATION AND SERVICES
For More Information on Oppenheimer Trinity Growth FundSM:

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION   This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS   Additional information about the Fund's investments and performance will be available in the
Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information:
You can request the Statement of Additional  Information,  the Annual and  Semi-Annual  Reports  (when they are  available),  and other information about the Fund or your account:

By Telephone:                                  Call OppenheimerFunds Services toll-free:
                                               1.800.525.7048

By Mail:                                       Write to: OppenheimerFunds Services,
                                               P.O. Box 5270
                                               Denver, Colorado 80217-5270

On the Internet:                               You  can  read  send  us a  request  by  e-mail  or  down-load  documents  on  the
                                               OppenheimerFunds web site: HTTP://WWW.OPPENHEIMERFUNDS.COM
                                                                         --------------------------------

You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's
Public Reference Room in Washington, D.C. (Phone 1.202.942.8090) or the EDGAR database on the SEC's Internet web site at
HTTP://WWW.SEC.GOV. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address:
------------------
PUBLICINFO@SEC.GOV or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
------------------

No one has been authorized to provide any  information  about the Fund or to make any  representations  about the Fund other than what is contained in this  Prospectus.  This  Prospectus  is not an offer to sell shares of the Fund,  nor a  solicitation  of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

                                                              The Fund's shares are distributed by:
                                                              [logo] OppenheimerFunds
                                                                      Distributor, Inc.
The Fund's SEC File No. 811-09363
PR0341.001.0101
Printed on recycled paper.
Oppenheimer Trinity Growth FundSM 6803 South Tucson Way, Englewood, Colorado 80112 1-800-525-7048 Statement of Additional Information dated January 22, 2001, revised March 1, 2001 This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 22, 2001. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com. Contents Page About the Fund Additional Information About the Fund's Investment Policies and Risks................................... 2 The Fund's Investment Policies..................................................................... 2 Other Investment Techniques and Strategies......................................................... 3 Investment Restrictions............................................................................ 6 How the Fund is Managed ................................................................................ 8 Organization and History........................................................................... 8 Trustees and Officers.............................................................................. 9 The Manager........................................................................................ 14 The Sub-Advisor.................................................................................... 16 Brokerage Policies of the Fund.......................................................................... 16 Distribution and Service Plans.......................................................................... 18 Performance of the Fund................................................................................. 22 About Your Account How To Buy Shares....................................................................................... 26 How To Sell Shares...................................................................................... 34 How To Exchange Shares.................................................................................. 38 Dividends, Capital Gains and Taxes...................................................................... 41 Additional Information About the Fund................................................................... 42 Financial Information About the Fund Independent Auditors' Report............................................................................ 44 Financial Statements.................................................................................... 45 Appendix A: Economic Sectors and Industry Groups........................................................ A-1 Appendix B: Special Sales Charge Arrangements and Waivers............................................... B-1 ABOUT THE FUND Additional Information About the Fund's Investment Policies and Risks The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund can purchase. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective. The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Sub-Advisor, Trinity Investment Management Corporation, can use in selecting portfolio securities may vary over time. The Fund is not required to use the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all. Nonetheless, when selecting the Fund's portfolio investments, the Fund's Sub-Advisor who is retained by the Manager, OppenheimerFunds, Inc., typically adheres to the following disciplined, systematic approach, which is more fully described in the Prospectus. Each day the New York Stock Exchange is open for trading, the Sub-Advisor ranks nearly all of the stocks comprising the S&P 500/BARRA Growth Index according to their appreciation potential. The S&P 500/BARRA Growth Index is a subset of the Standard & Poor's Composite Index of 500 Stocks, consisting of approximately 100 to 200 common stocks. The Sub-Advisor determines these rankings by dividing the S&P 500/BARRA Growth Index into 11 broad economic sectors (Appendix A) and using specially selected valuation models. After identifying the stocks the Sub-Advisor believes have the greatest appreciation potential in the S&P 500/BARRA Growth Index, the Sub-Advisor generally selects the most attractive stocks for the Fund's portfolio. In order to diversify the Fund's portfolio investments and attempt to reduce overall portfolio risk, the Sub-Advisor seeks to align the Fund's portfolio investments with the sector weights of the index (See Appendix A). In selecting stocks for the Fund's portfolio, the portfolio management team, whose members are employed by the Sub-Advisor, primarily uses growth-oriented investment analyses. In using these approaches, the portfolio management team looks for stocks that appear to have appreciation potential by various measures. Some of the measures used to identify growth stocks include, among others: |_|Earnings Momentum, which is based on the percentage change in trailing four-quarter earnings per share over the last three months. |_| Growth vs. P/E, a traditional approach for growth-stock investors, this calculation compares a company's projected growth rate to its price/earnings or P/E ratio using future earnings. |_| EPS Acceleration, examines a firm's projected and recent historical earnings per share and determines the rate at which earnings growth is increasing or decreasing. Stocks with the highest rate of increasing growth are the most attractive under this model. |_| Historical EPS Growth, actual earnings per share growth over the trailing five years. |_| Projected Long-Term EPS Growth, projections of earnings per share growth over the foreseeable future, generally about five years. There is no assurance the Fund's stock selection strategy will result in the Fund achieving its objective of capital appreciation. Nor can there be any assurance that the Fund's diversification strategy will actually reduce the volatility of an investment in the Fund. |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund trades its portfolio securities during prior fiscal years. For example, if the Fund sold all of its securities during the year, its portfolio turnover rate would be 100% or more. The Fund's portfolio turnover rate will fluctuate from year to year. The Fund may have a portfolio turnover rate of approximately 100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code. Other Investment Techniques and Strategies |X| Temporary Defensive Investments. For temporary defensive purposes, the Fund can invest in repurchase agreements and a variety of "money market securities." Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. The following is a brief description of the types of money market securities the Fund may invest in. |_| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for defensive purposes. In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund's Board of Trustees from time to time. The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's fundamental policy limits on holding illiquid investments. The Fund cannot enter into a repurchase agreement that causes more than 10% of its total assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's assets that may be subject to repurchase agreements having maturities of seven days or less. Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Sub-Advisor will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value. |_| U.S. Government Securities. These include obligations issued or guaranteed by the U.S. Treasury or other U.S. government agencies or corporate entities referred to as "instrumentalities" of the U.S. government. The obligations of U.S. government agencies or instrumentalities in which the Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Fund will invest in securities of U.S. government agencies and instrumentalities only if the Sub-Advisor is satisfied that the credit risk with respect to such agency or instrumentality is minimal. |_| Bank Obligations. The Fund may buy time deposits, certificates of deposit and bankers' acceptances. They must be : o obligations issued or guaranteed by a domestic or foreign bank (including a foreign branch of a domestic bank) having total assets of at least $1 billion, o banker's acceptances (which may or may not be supported by letters of credit) only if guaranteed by a U.S. commercial bank with total assets of at least U.S. $1 billion. The Fund can make time deposits. These are non-negotiable deposits in a bank for a specified period of time. They may be subject to early withdrawal penalties. Time deposits that are subject to early withdrawal penalties are subject to the Fund's limits on illiquid investments, unless the time deposit matures in seven days or less. "Banks" include commercial banks, savings banks and savings and loan associations. |_| Commercial Paper. The Fund may invest in commercial paper, if it is rated within the top two rating categories of Standard & Poor's and Moody's. If the paper is not rated, it may be purchased if issued by a company having a credit rating of at least "AA" by Standard & Poor's or "Aa" by Moody's. The Fund may buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund. |_| Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit. Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand. The Fund has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities. Currently, the Fund does not intend that its investments in variable amount master demand notes will exceed 5% of its total assets. |X| Loans of Portfolio Securities. To raise cash for liquidity purposes, the Fund can lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Fund's Board of Trustees. These loans are limited to not more than 10% of the value of the Fund's total assets. The Fund currently does not intend to engage in loans of securities, but if it does so, such loans will not likely exceed 5% of the Fund's total assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter. |X| Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. As a fundamental policy, the Fund will not invest more than 10% of its total assets in illiquid or restricted securities, including repurchase agreements having a maturity beyond seven days, portfolio securities for which market quotations are not readily available and time deposits that mature in more than 2 days. Certain restricted securities that are eligible for resale to qualified institutional purchasers, as described below, may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale. The Fund has limitations that apply to purchases of restricted securities, as stated above. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid. Investment Restrictions |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of: |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or |_| more than 50% of the outstanding shares. Policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's principal investment policies are described in the Prospectus. |X| Does the Fund Have Fundamental Policies? The following investment restrictions are fundamental policies of the Fund. |_| The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of the Fund's total assets. This limitation does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies. |_| The Fund cannot invest in companies for the purpose of acquiring control or management of them. |_| The Fund cannot lend money. However, it can invest in debt securities that the Fund's investment policies and restrictions permit it to purchase. The Fund may also lend its portfolio securities and enter into repurchase agreements. |_| The Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in companies in any one industry. Obligations of the U.S. government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this restriction. |_| The Fund cannot invest in real estate or in interests in real estate. However, the Fund can purchase readily-marketable securities of companies holding real estate or interests in real estate. |_| The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio. |_| The Fund cannot invest in physical commodities or commodity contracts. This does not prohibit the Fund from purchasing or selling options and futures or from buying or selling hedging instruments as permitted by any of its other investment policies. |_| The Fund cannot borrow money except from banks in amounts not in excess of 5% of its assets as a temporary measure to meet redemptions. |_| The Fund cannot pledge, mortgage or hypothecate any of its assets. However, this does not prohibit the escrow arrangements contemplated by the put and call activities of the Fund or other collateral or margin arrangements in connection with any of the hedging instruments permitted by any of its other policies. |_| The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures. Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an on-going basis, it applies only at the time the Fund makes an investment with the exception of the borrowing policy. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. |X| Does the Fund Have Additional Restrictions That Are Not "Fundamental" Policies? The Fund has additional operating policies that are not "fundamental," and which can be changed by the Board of Trustees without shareholder approval. |_| The Fund can invest all of its assets in the securities of a single open-end management investment company for which the Manager, one of its subsidiaries or a successor is the investment advisor or sub-advisor. That fund must have substantially the same fundamental investment objective, policies and limitations as the Fund. For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. That is not a fundamental policy. How the Fund Is Managed Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in May 1999. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts's law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager and Sub-Advisor. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust. |_| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has five classes of shares: Class A, Class B, Class C , Class N and Class Y. All classes invest in the same investment portfolio. Each class of shares: o has its own dividends and distributions, o pays certain expenses which may be different for the different classes, o may have a different net asset value, o may have separate voting rights on matters in which interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone. Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class. The Trustees are authorized to create new series and classes of shares. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings. |_| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act. |_| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations. The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law. Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Trustees are trustees or directors of the following New York-based Oppenheimer funds:2 Oppenheimer California Municipal Fund Oppenheimer International Small Company Fund Oppenheimer Capital Appreciation Fund Oppenheimer Large Cap Growth Fund Oppenheimer Capital Preservation Fund Oppenheimer Money Market Fund, Inc. Oppenheimer Developing Markets Fund Oppenheimer Multiple Strategies Fund Oppenheimer Discovery Fund Oppenheimer Multi-Sector Income Trust Oppenheimer Emerging Growth Fund Oppenheimer Multi-State Municipal Trust Oppenheimer Emerging Technologies Fund Oppenheimer Municipal Bond Fund Oppenheimer Enterprise Fund Oppenheimer New York Municipal Fund Oppenheimer Europe Fund Oppenheimer Series Fund, Inc. Oppenheimer Global Fund Oppenheimer U.S. Government Trust Oppenheimer Global Growth & Income Fund Oppenheimer Trinity Core Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Trinity Growth Fund Oppenheimer Growth Fund Oppenheimer Trinity Value Fund Oppenheimer International Growth Fund Oppenheimer World Bond Fund Ms. Macaskill and Messrs. Spiro, Donohue, Wixted, Zack, Bishop and Farrar respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund. Leon Levy, Chairman of the Board of Trustees, Age: 75. 280 Park Avenue, New York, NY 10017 General Partner of Odyssey Partners, L.P. (investment partnership) (since 1982) and Chairman of Avatar Holdings, Inc. (real estate development). Donald W. Spiro, Vice Chairman of the Board of Trustees, Age: 75. 399 Ski Trail, Smoke Rise, New Jersey 07405 Formerly he held the following positions: Chairman Emeritus (August 1991 - August 1999), Chairman (November 1987 - January 1991) and a director (January 1969 - August 1999) of the Manager; President and Director of OppenheimerFunds Distributor, Inc., a subsidiary of the Manager and the Fund's Distributor (July 1978 - January 1992). Bridget A. Macaskill*, President and Trustee; Age: 52. Two World Trade Center, New York, New York 10048-0203 Chairman (since August 2000), Chief Executive Officer (since September 1995) and a director (since December 1994) of the Manager; President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President, Chief Executive Officer and a director (since March 2000) of OFI Private Investments, Inc., an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; a director of HarbourView Asset Management Corporation (since July 1991) and of Oppenheimer Real Asset Management, Inc. (since July 1996), investment adviser subsidiaries of the Manager; a director (since April 2000) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of Prudential Corporation plc (a U.K. financial service company); President and a trustee of other Oppenheimer funds; formerly President of the Manager (June 1991 - August 2000). Robert G. Galli, Trustee, Age: 67. 19750 Beach Road, Jupiter, FL 33469 A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman (October 1995 - December 1997) and Executive Vice President (December 1977 - October 1995) of the Manager; Executive Vice President and a director (April 1986 - October 1995) of HarbourView Asset Management Corporation. Phillip A. Griffiths, Trustee, Age: 62. 97 Olden Lane, Princeton, N. J. 08540 The Director of the Institute for Advanced Study, Princeton, N.J. (since 1991) and a member of the National Academy of Sciences (since 1979); formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke University, a director of Research Triangle Institute, Raleigh, N.C., and a Professor of Mathematics at Harvard University. Benjamin Lipstein, Trustee, Age: 77. 591 Breezy Hill Road, Hillsdale, N.Y. 12529 Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University. Elizabeth B. Moynihan, Trustee, Age: 71. 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004 Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institute), Executive Committee of Board of Trustees of the National Building Museum; a member of the Trustees Council, Preservation League of New York State. Kenneth A. Randall, Trustee, Age: 73. 6 Whittaker's Mill, Williamsburg, Virginia 23185 A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), and Prime Retail, Inc. (real estate investment trust); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company. Edward V. Regan, Trustee, Age: 70. 40 Park Avenue, New York, New York 10016 Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a director of RBAsset (real estate manager); a director of OffitBank; Trustee, Financial Accounting Foundation (FASB and GASB); President, Baruch College of the City University of New York; formerly New York State Comptroller and trustee, New York State and Local Retirement Fund. Russell S. Reynolds, Jr., Trustee, Age: 69. 8 Sound Shore Drive, Greenwich, Connecticut 06830 Chairman of The Directorship Search Group, Inc. (corporate governance consulting and executive recruiting); a director of Professional Staff Limited (a U.K. temporary staffing company); a life trustee of International House (non-profit educational organization), and a trustee of the Greenwich Historical Society. Clayton K. Yeutter, Trustee, Age: 69. 10475 E. Laurel Lane, Scottsdale, Arizona 85259 Of Counsel, Hogan & Hartson (a Washington, D.C. law firm). Other directorships: Allied Zurich Pl.c; ConAgra, Inc.; FMC Corporation; Farmers Group Inc.; Oppenheimer Funds; Texas Instruments Incorporated; Weyerhaeuser Co. and Zurich Allied AG. Andrew J. Donohue, Secretary; Age: 50. Two World Trade Center, New York, New York 10048-0203 Executive Vice President (since January 1993), General Counsel (since October 1991) and a director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of OppenheimerFunds Distributor, Inc.; Executive Vice President, General Counsel and a director (since September 1995) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000), and of Oppenheimer Trust Company (since May 2000); President and a director of Centennial Asset Management Corporation (since September 1995) and of Oppenheimer Real Asset Management, Inc. (since July 1996); Vice President and a director (since September 1997) of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc; a director (since April 2000) of OppenheimerFunds Legacy Program; General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds. Brian W. Wixted, Treasurer and Principal Financial and Accounting Officer, Age: 41. 6803 South Tucson Way, Englewood, Colorado 80112 Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since May 2000); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer Trust Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and of Centennial Asset Management Corporation; an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995). Robert G. Zack, Assistant Secretary, Age: 52. Two World Trade Center, New York, New York 10048-0203 Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager; Assistant Secretary of Shareholder Services, Inc. (since May 1985), Shareholder Financial Services, Inc. (since November 1989); OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds. Robert J. Bishop, Assistant Treasurer, Age: 42. 6803 South Tucson Way, Englewood, Colorado 80112 Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996) and a Fund Controller of the Manager. Scott T. Farrar, Assistant Treasurer, Age: 35. 6803 South Tucson Way, Englewood, Colorado 80112 Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer Funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller of the Manager. |X| Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill) who are affiliated with the Manager receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended July 31, 2000. The compensation from all of the New York-based Oppenheimer funds (including the Fund) represents compensation received as a director, trustee or member of a committee of the boards of those funds during the calendar year 1999. -------------------------------------- ------------------------ ------------------------- ---------------------------- Retirement Total Benefits Compensation Accrued as Part from all Trustee's Name Aggregate Compensation of Fund New York based Oppenheimer and Other Positions from Fund1 Expenses Funds (29 Funds)2 -------------------------------------- ------------------------ ------------------------- ---------------------------- -------------------------------------- ------------------------ ------------------------- ---------------------------- Leon Levy $31 $0 $166,700 Chairman -------------------------------------- ------------------------ ------------------------- ---------------------------- -------------------------------------- ------------------------ ------------------------- ---------------------------- Donald W. Spiro $7 $0 $10,250 Vice Chairman -------------------------------------- ------------------------ ------------------------- ---------------------------- -------------------------------------- ------------------------ ------------------------- ---------------------------- Robert G. Galli 3 $16 $0 $177,715 Study Committee Member -------------------------------------- ------------------------ ------------------------- ---------------------------- -------------------------------------- ------------------------ ------------------------- ---------------------------- Phillip A. Griffiths 4 $7 $0 $5,125 Trustee -------------------------------------- ------------------------ ------------------------- ---------------------------- -------------------------------------- ------------------------ ------------------------- ---------------------------- Benjamin Lipstein Study Committee Chairman, $27 $0 $144,100 Audit Committee Member -------------------------------------- ------------------------ ------------------------- ---------------------------- -------------------------------------- ------------------------ ------------------------- ---------------------------- Elizabeth B. Moynihan $19 $0 $101,500 Study Committee Member -------------------------------------- ------------------------ ------------------------- ---------------------------- -------------------------------------- ------------------------ ------------------------- ---------------------------- Kenneth A. Randall $17 $0 $93,100 Audit Committee Member -------------------------------------- ------------------------ ------------------------- ---------------------------- -------------------------------------- ------------------------ ------------------------- ---------------------------- Edward V. Regan Proxy Committee Chairman, Audit $17 $0 $92,100 Committee Member -------------------------------------- ------------------------ ------------------------- ---------------------------- -------------------------------------- ------------------------ ------------------------- ---------------------------- Russell S. Reynolds, Jr. $13 $0 $68,900 Proxy Committee Member -------------------------------------- ------------------------ ------------------------- ---------------------------- -------------------------------------- ------------------------ ------------------------- ---------------------------- Clayton K. Yeutter 5 $11 $0 $51,675 Proxy Committee Member -------------------------------------- ------------------------ ------------------------- ---------------------------- 1. Aggregate compensation includes fees, deferred compensation, if any, and retirement plan, benefits occurred for a trustee. Effective January 1, 2000, Pauline Trigere resigned as a Trustee of the Fund. 2. For the 1999 calendar year. 3. Calendar year 1999 figures include compensation from the Oppenheimer New York, Quest and Rochester funds. 4. Includes $7 deferred under Deferred Compensation Plan described below. 5. Includes $2 deferred under Deferred Compensation Plan described below. |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits. |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan is determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account. |X| Major Shareholders. As of December 21, 2000, the only persons who owned of record or was known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were: (1) OppenheimerFunds, Inc., c/o VP Financial Analysis, 6803 South Tucson Way, Englewood, CO 80112-3924, who owned 210,000.00 Class A shares (representing approximately 30.39% of the Fund's then-outstanding Class A shares); (2) Iowa Trust & Savings Bank Employee Profit Sharing Plan, 200 North 10th Street, Centerville, IA 52544-1727, who owned 17,108.640 Class B shares (representing approximately 5.02% of the Fund's then-outstanding Class B shares); (3) RPSS TR Rollover IRA FBO Richard J. Fuchs, 815 Greenwood Circle, Twin Falls, ID 83301, who owned 8,266.694 Class C shares (representing approximately 6.60% of the Fund's then-outstanding Class C shares); and (4) OppenheimerFunds, Inc., c/o VP Financial Analysis, 6803 South Tucson Way, Englewood, CO 80112-3924, who owned 100.000 Class Y shares (representing 100.00% of the Fund's then-outstanding Class Y shares). The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. |X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager. The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1-202-942-8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet web site at HTTP://WWW.SEC.GOV. Copies may be ------------------ obtained, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV., or by writing ------------------- to the SEC's Public Reference Section, Washington, D.C. 20549-0102. |_| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager handles the Fund's day-to-day business, and the agreement permits the Manager to enter into sub-advisory agreements with other registered investment advisors to obtain specialized services for the Fund, as long as the Fund is not obligated to pay any additional fees for those services. The Manager has retained the Sub-Advisor pursuant to a separate Sub-Advisory Agreement, described below, under which the Sub-Advisor buys and sells portfolio securities for the Fund. The members of the portfolio management team of the Fund are employed by the Sub-Advisor and are the persons principally responsible for the day-to-day management of the Fund's portfolio, as described below. The investment advisory agreement between the Fund and the Manager requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund. Under the investment advisory agreement, the Fund pays the Manager an annual fee in monthly installments, based on the average daily net assets of the Fund. That fee is described in the prospectus. The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to calculation of the Fund's net asset values per share, interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. --------------------------------------- ------------------------------------------- Management Fees Paid to OppenheimerFunds, Period Year Ended: Inc. --------------------------------------- ------------------------------------------- --------------------------------------- ------------------------------------------- 7/31/001 $46,597 --------------------------------------- ------------------------------------------- 1. For the period from 9/1/99 (commencement of operations). The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the names "Oppenheimer" and "Trinity" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the names "Oppenheimer" or "Trinity" as part of its name. The Sub-Advisor. The Sub-Advisor is a wholly-owned subsidiary of Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. The Manager and the Sub-Advisor are affiliates. |_| The Sub-Advisory Agreement. Under the Sub-Advisory Agreement between the Manager and the Sub-Advisor, the Sub-Advisor shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund. Under the Sub-Advisory Agreement, the Sub-Advisor agrees not to change the portfolio management team of the Fund without the written approval of the Manager. The Sub-Advisor also agrees to provide assistance in the distribution and marketing of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Advisor an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Advisor under the Sub-Advisory Agreement is paid by the Manager, not by the Fund. The fee declines on additional assets as the Fund grows: 0.25% of the first $150 million of average annual net assets of the Fund, 0.17% of the next $350 million, and 0.14% of average annual net assets in excess of $500 million.. The Sub-Advisory Agreement states that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Sub-Advisor shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. Brokerage Policies of the Fund Brokerage Provisions of the Investment Advisory Agreement and the Sub-Advisory Agreement. One of the duties of the Sub-Advisor under the Sub-Advisory Agreement is to arrange the portfolio transactions for the Fund. The Fund's investment advisory agreement with the Manager and the Sub-Advisory Agreement contain provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager and the Sub-Advisor are authorized to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. They may employ broker-dealers that, in their best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Among other things, "best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager and the Sub-Advisor need not seek competitive commission bidding. However, they are expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees. The Manager and the Sub-Advisor may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager, the Sub-Advisor or their respective affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager or Sub-Advisor, as applicable, makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager and the Sub-Advisor may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment advisor. The Sub-Advisory Agreement permits the Sub-Advisor to enter into "soft-dollar" arrangements through the agency of third parties to obtain services for the Fund. Pursuant to these arrangements, the Sub-Advisor will undertake to place brokerage business with broker-dealers who pay third parties that provide services. Any such "soft-dollar" arrangements will be made in accordance with policies adopted by the Board of the Trust and in compliance with applicable law. Brokerage Practices Followed by the Manager. Brokerage for the Fund is allocated subject to the provisions of the investment advisory agreement and the Sub-Advisory agreement and the procedures and rules described above. Generally, the Sub-Advisor's portfolio traders allocate brokerage based upon recommendations from the Fund's portfolio management team. In certain instances, the team may directly place trades and allocate brokerage. In either case, the Sub-Advisor's executive officers supervise the allocation of brokerage. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. The Sub-Advisor serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Sub-Advisor to allocate purchase or sale transactions among the Fund and other clients whose assets it manages in a manner it deems equitable. In making those allocations, the Sub-Advisor considers several main factors, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client's accounts. When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Sub-Advisor or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker (these are called "free trades") usually will have its order executed first. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price. Purchases are combined where possible for the purpose of negotiating brokerage commissions. In some cases that practice might have a detrimental effect on the price or volume of the security in a particular transaction for the Fund. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price. The investment advisory agreement and the Sub-Advisory agreement permit the Manager and the Sub-Advisor to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Sub-Advisor and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Sub-Advisor's other accounts. Investment research may be supplied to the Sub-Advisor by a third party at the instance of a broker through which trades are placed. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Sub-Advisor in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Sub-Advisor in the investment decision-making process may be paid in commission dollars. The research services provided by brokers broadens the scope and supplements the research activities of the Sub-Advisor. That research provides additional views and comparisons for consideration, and helps the Sub-Advisor to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Sub-Advisor provides information to the Manager and the Board about the commissions paid to brokers furnishing such services, together with the Sub-Advisor's representation that the amount of such commissions was reasonably related to the value or benefit of such services. ------------------------------------ --------------------------------------------------------------- Period Ended 7/31: Total Brokerage Concessions Paid by the Fund2 ------------------------------------ --------------------------------------------------------------- ------------------------------------ --------------------------------------------------------------- 20001 $12,7353 ------------------------------------ --------------------------------------------------------------- 1. For the period from 9/1/99 (commencement of operations). 2. Amounts do not include spreads or concessions on principal transactions on a net trade basis. 3. In the period ended 7/31/00, the amount of transactions directed to brokers for research services was $619,942 and the amount of the concessions paid to broker-dealers for those services was $766. Distribution and Service Plans The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of shares of the Fund's Class A, Class B, Class C, Class N and Class Y shares. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor. Class N shares were not publicly offered during the periods shown below. The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares during the Fund's three most recent fiscal years is shown in the table below. -------------- ------------------ -------------------- -------------------- -------------------- -------------------- Period Aggregate Class A Front- Concessions Concessions Concessions Front-End End Sales on Class A on Class B on Class C Sales Charges Charges Shares Shares Shares Ended on Class A Retained by Advanced by Advanced by Advanced by 7/31: Shares Distributor* Distributor Distributor Distributor -------------- ------------------ -------------------- -------------------- -------------------- -------------------- -------------- ------------------ -------------------- -------------------- -------------------- -------------------- 2000 $32,621 $9,701 $3,880 $64,851 $10,833 -------------- ------------------ -------------------- -------------------- -------------------- -------------------- *Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor. ---------------- ------------------------------- -------------------------------- ---------------------------------- Period Class A Class B Class C Contingent Deferred Contingent Deferred Contingent Deferred Sales Ended Sales Charges Retained Sales Charges Retained Charges Retained by 7/31 by Distributor by Distributor Distributor ---------------- ------------------------------- -------------------------------- ---------------------------------- ---------------- ------------------------------- -------------------------------- ---------------------------------- 2000 $0 $3,248 $1,024 ---------------- ------------------------------- -------------------------------- ---------------------------------- For additional information about distribution of the Fund's shares, including fees and expenses, please refer to "Distribution and Service Plans," below. Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees3, cast in person at a meeting called for the purpose of voting on that plan. The shareholder vote for the Service Plan for Class A shares and the Distribution and Service Plans for Class B and Class C shares was cast by the Manager as the sole initial holder of Class A, Class B and Class C shares of the Fund. Under the plans, the Manager and the Distributor may make payments to affiliates, in their sole discretion, from time to time, and may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients. Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class. While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees. Each Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees. Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans. |_| Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers. For the fiscal year ended July 31, 2000, payments made under the Class A Plan totaled $5,153, all of which was paid by the Distributor to recipients that included $294 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead. |_| Class B, Class C and Class N Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide in return for service fees are similar to the services provided under the Class A service plan, described above. The Class B, Class C and Class N Plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares. In cases where the Distributor is the broker of record for Class B and Class C shares, i.e. shareholders without the services of a broker directly invests in the Fund, the Distributor will retain the asset-based sales charge and service fee for Class B and Class C shares. The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and the asset-based sales charge and service fees increases Class N expenses by 0.50% of the net assets per year of the respective class. The Distributor retains the asset-based sales charge on Class B and Class N shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C or Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concessions and service fee in advance at the time of purchase. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor: o pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above, o may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate, o employs personnel to support distribution of Class B, Class C and Class N shares, and o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses. The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. ----------------------------------------------------------------------------------------------------------------- Distribution Fees Paid to the Distributor for the Period Ended 7/31/00* ----------------------------------------------------------------------------------------------------------------- ------------------------ ------------------- -------------------- ---------------------- ------------------------ Class: Total Amount Distributor's Distributor's Aggregate Unreimbursed Unreimbursed Expenses as % Payments Retained by Expenses of Net Assets Under Plan Distributor Under Plan of Class ------------------------ ------------------- -------------------- ---------------------- ------------------------ ------------------------ ------------------- -------------------- ---------------------- ------------------------ Class B Plan $14,916 $12,907 $67,625 2.05% ------------------------ ------------------- -------------------- ---------------------- ------------------------ ------------------------ ------------------- -------------------- ---------------------- ------------------------ Class C Plan $5,854 $3,754 $11,463 0.78% ------------------------ ------------------- -------------------- ---------------------- ------------------------ *Class N shares were not offered for sale during the Fund's fiscal year ended 7/31/00. All payments under the Class B, Class C and Class N plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees. Performance of the Fund Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com. The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments: |_| Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model. |_| An investment in the Fund is not insured by the FDIC or any other government agency. |_| The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions. |_| The principal value of the Fund's shares and total returns are not guaranteed and normally will fluctuate on a daily basis. |_| When an investor's shares are redeemed, they may be worth more or less than their original cost. |_| Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class. |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below. In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period. There is no sales charge on Class Y shares. |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula: --------------------------------------------------------------------------------------------------------------------------------------- [OBJECT OMITTED] --------------------------------------------------------------------------------------------------------------------------------------- |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows: --------------------------------------------------------------------------------------------------------------------------------------- [OBJECT OMITTED] --------------------------------------------------------------------------------------------------------------------------------------- |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B, Class C or Class N shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. ----------------------------------------------------------------------------------------------------------------------- The Fund's Total Returns for the Periods Ended 7/31/00* ----------------------------------------------------------------------------------------------------------------------- -------------- ------------------------ ------------------------------------------------------------------------------- Cumulative Total Average Annual Total Returns Class of Returns (10 years or Shares Life of Class) -------------- ------------------------ ------------------------------------------------------------------------------- -------------- ------------------------ ------------------------ -------------------------- --------------------------- 1-Year 5-Year or Life 10-Year or Life -------------- ------------------------ ------------------------ -------------------------- --------------------------- -------------- ----------- ------------ ----------- ------------ ------------ ------------- ------------ -------------- After Without After Without After Without After Without Sales Sales Sales Sales Sales Sales Charge Sales Sales Charge Charge Charge Charge Charge Charge Charge -------------- ----------- ------------ ----------- ------------ ------------ ------------- ------------ -------------- -------------- ----------- ------------ ----------- ------------ ------------ ------------- ------------ -------------- Class A 7.54%1 14.10%1 N/A N/A N/A N/A N/A N/A -------------- ----------- ------------ ----------- ------------ ------------ ------------- ------------ -------------- -------------- ----------- ------------ ----------- ------------ ------------ ------------- ------------ -------------- Class B 8.30%1 13.30%1 N/A N/A N/A N/A N/A N/A -------------- ----------- ------------ ----------- ------------ ------------ ------------- ------------ -------------- -------------- ----------- ------------ ----------- ------------ ------------ ------------- ------------ -------------- Class C 12.20%1 13.20%1 N/A N/A N/A N/A N/A N/A -------------- ----------- ------------ ----------- ------------ ------------ ------------- ------------ -------------- -------------- ----------- ------------ ----------- ------------ ------------ ------------- ------------ -------------- Class Y 14.30%1 14.30%1 N/A N/A N/A N/A N/A N/A -------------- ----------- ------------ ----------- ------------ ------------ ------------- ------------ -------------- 1. Inception of Class A, Class B, Class C and Class Y: 9/01/99 * Class N shares were not offered for sale during the periods shown. Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below. |_| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. Lipper currently ranks the Fund's performance against all other growth funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories. |_| Morningstar Ratings and Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is included in the domestic stock funds category. Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk is measured by a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the other funds in the fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rating is the fund's (or class's) overall rating, which is the fund's 3-year rating or its combined 3- and 5-year ranking (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year rating (weighted 40%/30%/30%, respectively), depending on the inception date of the fund (or class). Ratings are subject to change monthly. The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star rating. Those total return rankings are percentages from one percent to one hundred percent and are not risk-adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did. |_| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services. Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government. From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others. From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example, o information about the performance of certain securities or commodities markets or segments of those markets, o information about the performance of the economies of particular countries or regions, o the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, o the availability of different types of securities or offerings of securities, o information relating to the gross national or gross domestic product of the United States or other countries or regions, o comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund. ABOUT YOUR ACCOUNT How to Buy Shares Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix B contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors. AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day you instruct the Distributor to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives federal funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions. Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix B to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses. |_| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together: o Class A, Class B and Class N shares you purchase for your individual accounts (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and o Current purchases of Class A, Class B and Class N shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and o Class A, Class B and Class N shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares. |_| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following: Oppenheimer Bond Fund Oppenheimer Main Street Growth & Income Fund Oppenheimer California Municipal Fund Oppenheimer Main Street Opportunity Fund Oppenheimer Capital Appreciation Fund Oppenheimer Main Street Small Cap Fund Oppenheimer Capital Preservation Fund Oppenheimer MidCap Fund Oppenheimer Capital Income Fund Oppenheimer Multiple Strategies Fund Oppenheimer Champion Income Fund Oppenheimer Municipal Bond Fund Oppenheimer Convertible Securities Fund Oppenheimer New York Municipal Fund Oppenheimer Developing Markets Fund Oppenheimer New Jersey Municipal Fund Oppenheimer Disciplined Allocation Fund Oppenheimer Pennsylvania Municipal Fund Oppenheimer Disciplined Value Fund Oppenheimer Quest Balanced Value Fund Oppenheimer Discovery Fund Oppenheimer Quest Capital Value Fund, Inc. Oppenheimer Emerging Growth Fund Oppenheimer Quest Global Value Fund, Inc. Oppenheimer Emerging Technologies Fund Oppenheimer Quest Opportunity Value Fund Oppenheimer Enterprise Fund Oppenheimer Quest Small Cap Fund Oppenheimer Europe Fund Oppenheimer Quest Value Fund, Inc. Oppenheimer Florida Municipal Fund Oppenheimer Real Asset Fund Oppenheimer Global Fund Oppenheimer Senior Floating Rate Fund Oppenheimer Global Growth & Income Fund Oppenheimer Strategic Income Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Total Return Fund, Inc. Oppenheimer Growth Fund Oppenheimer Trinity Core Fund Oppenheimer High Yield Fund Oppenheimer Trinity Growth Fund Oppenheimer Intermediate Municipal Fund Oppenheimer Trinity Value Fund Oppenheimer International Bond Fund Oppenheimer U.S. Government Trust Oppenheimer International Growth Fund Oppenheimer World Bond Fund Oppenheimer International Small Company Fund Limited-Term New York Municipal Fund Oppenheimer Large Cap Growth Fund Rochester Fund Municipals Oppenheimer Limited Term Government Fund and the following money market funds: Centennial America Fund, L. P. Centennial New York Tax Exempt Trust Centennial California Tax Exempt Trust Centennial Tax Exempt Trust Centennial Government Trust Oppenheimer Cash Reserves Centennial Money Market Trust Oppenheimer Money Market Fund, Inc. There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge. Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter. A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent. If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof. The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan. In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor. |_| Terms of Escrow That Apply to Letters of Intent. 1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account. 2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor. 3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the Redemption proceeds. 4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares. 5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include: (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge. 6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund. Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally, the debit will be made two business days prior to the investment dates you selected on your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions. Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice. Retirement Plans. Certain types of Retirement Plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix B to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the Plan's applicable investments reach $5 million. Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress. Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject. The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares than another. The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund. |_| Class B Conversion. Under current interpretation of applicable federal tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws, or the IRS interpretation of those laws, should change, the automatic conversion feature may be suspended. In that event, no further conversion of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for a longer period of time. |_| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class). Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days and the values of some of the Fund's portfolio securities may change significantly on these days, when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange. Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board. |_| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows: |_| Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows: (1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or (2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date. |_| Equity securities traded on a foreign securities exchange generally are valued in one of the following ways: (1) at the last sale price available to the pricing service approved by the Board of Trustees, or (2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or (3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security. |_| Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry. |_| The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry: (1) debt instruments that have a maturity of more than 397 days when issued, (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and (3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less. |_| The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts: (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and (2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less. |_| Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available). In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities. The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency. Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available. When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund. How to Sell Shares Information on how to sell shares of the Fund is stated in the Prospectus. The information below provides additional information about the procedures and conditions for redeeming shares. Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of: |_| Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or |_| Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined. Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed. Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred. Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (1) state the reason for the distribution; (2) state the owner's awareness of tax penalties if the distribution is premature; and (3) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Sub-Advisor, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution. Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus. Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C and Class N shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix B to this Statement of Additional Information. By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans. |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information. |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment. The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan. For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested. Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed. The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder. The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person. To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate. If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan. How to Exchange Shares As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1.800.525.7048. o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares. o Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans. o Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund. o Only certain Oppenheimer funds currently offer Class N shares, which are only offered to retirement plans as described in the Prospectus. Class N shares can be exchanged only for Class N shares of other Oppenheimer funds. o Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares. o Class A shares of Senior Floating Rate Fund are not available by exchange of Class A shares of other Oppenheimer funds. Class A shares of Senior Floating Rate Fund that are exchanged for shares of the other Oppenheimer funds may not be exchanged back for Class A shares of Senior Floating Rate Fund. o Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares. o Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund. o Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves. If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period. o Class A, Class B, Class C and Class Y Shares of Oppenheimer Select Managers Mercury Advisors S&P Index Fund and Oppenheimer Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans. Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge. Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege. Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances. |_| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares. With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund. When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify which class of shares they wish to exchange. |_| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. |_| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests. |_| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged. When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund. The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction. Dividends, Capital Gains and Taxes Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares. Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith. Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a double tax on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders. Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis. Additional Information About the Fund The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager. The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover. The Custodian. The Bank of New York is the custodian of the Fund's assets. The custodian bank's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian bank in a manner uninfluenced by any banking relationship the custodian bank may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial. Independent Auditors. KPMG LLP is the independent auditor of the Fund. The firm audits the Fund's financial statements and performs other related audit services. KPMG LLP also acts as auditor for certain other funds advised by the Manager and its affiliates. Appendix A S&P 500/BARRA Growth Index 11 Economic Sectors, 34 Industry Groups Basic Materials Miscellaneous Chemicals Miscellaneous Forest Products Metals Technology Computer Hardware Consumer Staples Computer Software Food/Bev/Tobacco Electronics Household Products Food & Drug Retail Consumer Cyclicals Retail/Merchandise Health Care Entertainment Drugs Building Materials Hospital/Hospital Supply Lodging & Restaurant Publishing Consumer Durables Retail/Clothing Transportation Automotive Transportation Auto Parts Finance Consumer Finance Money Center Banks Insurance Capital Goods Regional Banks Electric Equipment Aerospace Machinery Utilities Telephones Electric Utilities Energy Gas & Water Integrated Oils Oil Products/Svcs Appendix B OppenheimerFunds Special Sales Charge Arrangements and Waivers In certain cases, the initial sales charge that applies to purchases of Class A shares4 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.5 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds. For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, (2) non-qualified deferred compensation plans, (3) employee benefit plans6 (4) Group Retirement Plans7 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager"). Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request. I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies). There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."8 This waiver provision applies to: - Purchases of Class A shares aggregating $1 million or more. - Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. - Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made: (1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or (2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases. - Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements: (1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments"). (2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments. (3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager). - Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before March 1, 2001. II. Waivers of Class A Sales Charges of Oppenheimer Funds A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases): - The Manager or its affiliates. - Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included. - Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose. - Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees. - Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children). - Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares. - Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients. - "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases. - Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares. - Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons. - Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts. - A unit investment trust that has entered into an appropriate agreement with the Distributor. - Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services. - Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases. - A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995. - A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996. B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases): - Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party. - Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor. - Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver. - Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series. - Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor. C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases: - To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually. - Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus). - For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established. (2) To return excess contributions. (3) To return contributions made due to a mistake of fact. (4) Hardship withdrawals, as defined in the plan.9 (5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code. (6) To meet the minimum distribution requirements of the Internal Revenue Code. (7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. (8) For loans to participants or beneficiaries. (9) Separation from service.10 (10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor. (11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA. - For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan. - For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver. III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below. A. Waivers for Redemptions in Certain Cases. The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases: - Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus. - Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration. - Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver. - Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch. - Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose. - Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds. - Distributions11 from Retirement Plans or other employee benefit plans for any of the following purposes: (1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund. (2) To return excess contributions made to a participant's account. (3) To return contributions made due to a mistake of fact. (4) To make hardship withdrawals, as defined in the plan.12 (5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code. (6) To meet the minimum distribution requirements of the Internal Revenue Code. (7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. (8) For loans to participants or beneficiaries.13 (9) On account of the participant's separation from service.14 (10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor. (11) Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA. (12) Distributions from Retirement Plans having 500 or more eligible employees, except distributions made because of the elimination of all of the Oppenheimer funds as an investment option under the Plan. (13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually. (14) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually. (15) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver. - Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually. B. Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases: - Shares sold to the Manager or its affiliates. - Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose. - Shares issued in plans of reorganization to which the Fund is a party. - Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees. IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include: Oppenheimer Quest Value Fund, Inc. Oppenheimer Small Cap Value Fund Oppenheimer Quest Balanced Value Fund Oppenheimer Quest Global Value Fund, Inc. Oppenheimer Quest Opportunity Value Fund These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995: Quest for Value U.S. Government Income Fund Quest for Value New York Tax-Exempt Fund Quest for Value Investment Quality Income Fund Quest for Value National Tax-Exempt Fund Quest for Value Global Income Fund Quest for Value California Tax-Exempt Fund All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either: - acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or - purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995. A. Reductions or Waivers of Class A Sales Charges. - - Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders. Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. ------------------------------ ---------------------------- ---------------------------- ---------------------------- Number of Initial Sales Initial Sales Charge Concession Eligible Employees Charge as a % as a % of Net as % of or Members of Offering Price Amount Invested Offering Price ------------------------------ ---------------------------- ---------------------------- ---------------------------- ------------------------------ ---------------------------- ---------------------------- ---------------------------- 9 or Fewer 2.50% 2.56% 2.00% ------------------------------ ---------------------------- ---------------------------- ---------------------------- ------------------------------ ---------------------------- ---------------------------- ---------------------------- At least 10 but not more 2.00% 2.04% 1.60% than 49 ------------------------------ ---------------------------- ---------------------------- ---------------------------- For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus. Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor. - - Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges: - Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds. - Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds. - - Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund: Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law. B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers. - - Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with: - withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and - liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts. - - Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: - redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); - withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and - liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption. V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc. The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section): Oppenheimer U. S. Government Trust, Oppenheimer Bond Fund, Oppenheimer Value Fund and Oppenheimer Disciplined Allocation Fund are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds: Connecticut Mutual Liquid Account Connecticut Mutual Total Return Account Connecticut Mutual Government Securities Account CMIA LifeSpan Capital Appreciation Account Connecticut Mutual Income Account CMIA LifeSpan Balanced Account Connecticut Mutual Growth Account CMIA Diversified Income Account A. Prior Class A CDSC and Class A Sales Charge Waivers. - Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first). Those shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and (2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge. Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC. - Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares: (1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged; (2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more; (3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families; (4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies; (5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and (6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS. Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above. Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund. B. Class A and Class B Contingent Deferred Sales Charge Waivers. In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (1) by the estate of a deceased shareholder; (2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code; (3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans; (4) as tax-free returns of excess contributions to such retirement or employee benefit plans; (5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company; (6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction; (7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund; (8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or (9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund. VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc. Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%. VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge: - the Manager and its affiliates, - present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees, - registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose, - dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees, - employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications, - dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and - dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services. Oppenheimer Trinity Growth FundSM Internet Web Site: WWW.OPPENHEIMERFUNDS.COM ------------------------ Investment Advisor OppenheimerFunds, Inc. Two World Trade Center New York, New York 10048-0203 Sub-Advisor Trinity Investment Management Corporation 301 North Spring Street Bellefonte, Pennsylvania 16823 Distributor OppenheimerFunds Distributor, Inc. Two World Trade Center New York, New York 10048-0203 Transfer Agent OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217 1-800-525-7048 Custodian Bank The Bank of New York One Wall Street New York, New York 10015 Independent Auditors KPMG LLP 707 Seventeenth Street Denver, Colorado 80202 Legal Counsel Mayer, Brown & Platt 1675 Broadway New York, New York 10019 890 PX0341.0301 OPPENHEIMER TRINITY GROWTH FUND Certified Resolution of Shareholders ------------------------------------ The undersigned, Andrew J. Donohue, being the duly elected, acting and qualified Secretary of Oppenheimer Trinity Growth Fund ("Trinity Growth Fund"), a Massachusetts business trust, does hereby certify that: (1) on _______, 2001, a special meeting of shareholders of Trinity Growth Fund was held; (2) that due and proper notice of said special meeting of shareholders was given as required by Trinity Growth Fund's By-Laws; (3) that a quorum (as defined in Trinity Growth Fund's Declaration of Trust) of Trinity Growth Fund's shareholders was present in person or by proxy at said meeting; (4) that the following resolution was duly moved and adopted by an affirmative vote of a majority of Trinity Growth Fund's shares represented in person or by proxy at the special meeting and entitled to vote at said meeting; and (5) that said resolution remains in full force and effect and has not been modified as of the date of this certificate: Resolved, that the proposal to approve an Agreement and Plan of Reorganization between Trinity Growth Fund and Oppenheimer Large Cap Growth Fund ("Large Cap Growth Fund") and the transactions contemplated thereby, including the transfer of substantially all the assets of Trinity Growth Fund in exchange for Class A, Class B, Class C, Class N and Class Y shares of Large Cap Growth Fund and the assumption by Large Cap Growth Fund of certain liabilities of Trinity Growth Fund, followed by the distribution of such Class A, Class B, Class C, Class N and Class Y of Large Cap Growth Fund to the respective Class A, Class B, Class C, Class N and Class Y shareholders of Trinity Growth Fund in exchange for their Class A, Class B, Class C, Class N and Class Y shares of Trinity Growth Fund in complete liquidation of Trinity Growth Fund, as described in the proxy statement for the shareholder meeting, be, and the same hereby is, approved. Executed on this ___ day of ____________, 2001. OPPENHEIMER TRINITY GROWTH FUND By:__________________________________________ Andrew J. Donohue, Secretary 341.Cert of ResolutionsShareholdrs.doc CERTIFICATE OF SECRETARY OF OPPENHEIMER TRINITY GROWTH FUND The undersigned, Andrew J. Donohue, the Secretary of Oppenheimer Trinity Growth Fund, ("Trinity Growth Fund"), does hereby certify that: 1. Attached hereto as Exhibit A is a true and complete copy of the Declaration of Trust of Trinity Growth Fund, in full --------- force and effect on the date hereof; 2. Attached hereto as Exhibit B is a true and complete copy of the By-laws of Trinity Growth Fund, in full force and effect --------- on the date hereof; 3. Attached hereto as Exhibit C is a copy of the Agreement and Plan of Reorganization dated _____ 2001, by and between --------- Trinity Growth Fund and Oppenheimer Large Cap Growth Fund ("Large Cap Growth Fund"); 4. Attached hereto as Exhibit D are resolutions duly and properly adopted by at least a majority of the Trustees of Trinity --------- Growth Fund, including a majority of the Trustees who are not interested persons of OppenheimerFunds Distributor, Inc. and OppenheimerFunds, Inc., at a meeting held on ________, 2001, and said resolutions remain in full force and effect and have not been modified as of the date hereof; 5. The following persons have been duly elected and are fully qualified as, and this day are, officers of Trinity Growth Fund, holding the respective offices set forth below opposite their respective names: Leon Levy Chairman of the Board of Trustees Donald W. Spiro Vice Chairman of the Board of Trustees Bridget A. Macaskill President Andrew J. Donohue Secretary Brian W. Wixted Treasurer and Principal Financial and Accounting Officer Robert G. Zack Assistant Secretary Robert J. Bishop Assistant Treasurer Scott T. Farrar Assistant Treasurer 6. The following persons have been duly elected and are fully qualified as, and this day are, Trustees of Trinity Growth Fund: Robert G. Galli Phillip A. Griffiths Benjamin Lipstein Elizabeth B. Moynihan Kenneth A. Randall Edward V. Regan Russell S. Reynolds, Jr. Clayton K. Yeutter 7. Andrew J. Donohue has been duly elected and qualified as Secretary of Trinity Growth Fund and he has been duly authorized and directed by the Board of Trustees of Trinity Growth Fund to execute and deliver the Agreement and Plan of Reorganization dated _______, 2001 by and between Trinity Growth Fund and Large Cap Growth Fund. IN WITNESS WHEREOF, I have signed this certificate as of this ____ day of _______, 2001. OPPENHEIMER TRINITY GROWTH FUND By:___________________________________________ Andrew J. Donohue Secretary 341-Cert of Secy Securities and Exchange Commission April 27, 2001 Page 2 2 Dina C. Lee Assistant Vice President and Assistant Counsel 212-323-5089 April 27, 2001

VIA EDGAR

Securities and Exchange Commission Mail Stop 0-7, Filer Support 6432 General Green Way Alexandria, VA 22312 Re: Registration Statement on Form N-14 for Oppenheimer Large Cap Growth Fund and Proxy Materials for Oppenheimer Trinity Growth Fund To the Securities and Exchange Commission:

        Enclosed for filing with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “1933 Act”) is a Registration Statement on Form N-14 (the “Registration Statement”) for Oppenheimer Large Cap Growth Fund (the “Registrant”). The Registration Statement includes the Prospectus of the Registrant and the Proxy Statement of Oppenheimer Trinity Growth Fund (“Trinity Growth Fund”)(referred to as the “Prospectus/Proxy Statement”). The Registrant and Trinity Growth Fund have the same investment advisor, OppenheimerFunds, Inc. As stated on the facing sheet of the Registration Statement, it is expected that the Registration Statement will become effective on May 27, 2001. The solicitation of the shareholders of Trinity Growth Fund is expected to commence promptly thereafter.

        No fee is due with this filing because of the Registrant’s reliance on Section 24(f) of the Investment Company Act of 1940, as amended (the “1940 Act’).

        The format of this Prospectus/Proxy Statement is in a “plain english” format to make it easier for investors to understand the reorganization and locate pertinent information. The format is similar to that of the N-14 Registration Statement filed with the SEC on October 19, 2000 for the reorganization of Oppenheimer World Bond Fund into Oppenheimer International Bond Fund (Registration Statement of Oppenheimer International Bond Fund on Form N-14, Registration No. 333-48973). In addition, the Agreement and Plan of Reorganization filed as Exhibit A to the Prospectus/Proxy Statement is nearly identical to the exhibit previously filed in connection with the reorganization of Oppenheimer World Bond Fund.

        The legal opinion regarding the legality of the shares issued in connection with this reorganization will be filed by amendment. In addition, we undertake to file with the SEC a copy of the signed tax opinion and independent auditor’s consent from KPMG LLP when available.

        If there are any questions concerning this filing, please contact the undersigned. Thank you for your assistance.

Sincerely, /s/ Dina C. Lee Dina C. Lee Assistant Vice President and Assistant Counsel cc: Katherine Feld, Esq. Allan Adams, Esq. Ronald M. Feiman, Esq. KPMG LLP 775_2001SECLtr2.doc